UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 1-K

ANNUAL REPORT PURSUANT TO REGULATION A

For the fiscal year ended:

December 31, 2022

RSE ARCHIVE, LLC
(Exact name of issuer as specified in its charter)

Delaware	37-1920898
State of other jurisdiction of incorporation or Organization	(I.R.S. Employer Identification No.)

446 BROADWAY, 2nd FLOOR, NEW YORK, NY 10013

(Full mailing address of principal executive offices)

(201) 564-0493
(Issuer’s telephone number, including area code)

www.rallyrd.com
(Issuer’s website)

Series #52MANTLE membership interests; Series #71MAYS membership interests; Series #RLEXPEPSI membership interests; Series #10COBB membership interests; Series #POTTER membership interests; Series #TWOCITIES membership interests; Series #FROST membership interests; Series #BIRKINBLEU membership interests; Series #SMURF membership interests; Series #70RLEX membership interests; Series #EINSTEIN membership interests; Series #HONUS membership interests; Series #75ALI membership interests; Series #71ALI membership interests; Series #APROAK membership interests; Series #88JORDAN membership interests; Series #BIRKINBOR membership interests; Series #33RUTH membership interests; Series #SPIDER1 membership interests; Series #BATMAN3 membership interests; Series #ROOSEVELT membership interests; Series #ULYSSES membership interests; Series #56MANTLE membership interests; Series #AGHOWL membership interests; Series #98JORDAN membership interests; Series #18ZION membership interests; Series #SNOOPY membership interests; Series #APOLLO11 membership interests; Series #24RUTHBAT membership interests; Series #YOKO membership interests; Series #86JORDAN membership interests; Series #RUTHBALL1 membership interests; Series #HULK1 membership interests; Series #HIMALAYA membership interests; Series #55CLEMENTE membership interests; Series #38DIMAGGIO membership interests; Series #BOND1 membership interests; Series #LOTR membership interests; Series #CATCHER membership interests; Series #SUPER21 membership interests; Series #BATMAN1 membership interests; Series #GMTBLACK1 membership interests; Series #BIRKINTAN membership interests; Series #61JFK membership interests; Series #50JACKIE membership interests; Series #POKEMON1 membership interests; Series #LINCOLN membership interests; Series #STARWARS1 membership interests; Series #56TEDWILL membership interests; Series #68MAYS membership interests; Series #TMNT1 membership interests; Series #CAPTAIN3 membership interests; Series #51MANTLE membership interests; Series #CHURCHILL membership interests; Series #SHKSPR4 membership interests; Series #03KOBE membership interests; Series #03LEBRON membership interests; Series

#03JORDAN membership interests; Series #39TEDWILL membership interests; Series #94JETER membership interests; Series #2020TOPPS membership interests; Series #FANFOUR1 membership interests; Series #86RICE membership interests; Series #DAREDEV1 membership interests; Series #85MARIO membership interests; Series #TOS39 membership interests; Series #05LATOUR membership interests; Series #16SCREAG membership interests; Series #14DRC membership interests; Series #57MANTLE membership interests; Series #FAUBOURG membership interests; Series #SOBLACK membership interests; Series #GATSBY membership interests; Series #93DAYTONA membership interests; Series #09TROUT membership interests; Series #57STARR membership interests; Series #AF15 membership interests; Series #03KOBE2 membership interests; Series #JOBSMAC membership interests; Series #SPIDER10 membership interests; Series #ALICE membership interests; Series #16PETRUS membership interests; Series #62MANTLE membership interests; Series #BATMAN6 membership interests; Series #CLEMENTE2 membership interests; Series #79STELLA membership interests; Series #TKAM membership interests; Series #SUPER14 membership interests; Series #DIMAGGIO2 membership interests; Series #13BEAUX membership interests; Series #88MARIO membership interests; Series #ANMLFARM membership interests; Series #NASA1 membership interests; Series #00BRADY membership interests; Series #85NES membership interests; Series #04LEBRON membership interests; Series #85JORDAN membership interests; Series #69KAREEM membership interests; Series #59JFK membership interests; Series #JUSTICE1 membership interests; Series #GRAPES membership interests; Series #GOLDENEYE membership interests; Series #03LEBRON2 membership interests; Series #34GEHRIG membership interests; Series #98KANGA membership interests; Series #06BRM membership interests; Series #MOONSHOE membership interests; Series #DUNE membership interests; Series #86FLEER membership interests; Series #58PELE2 membership interests; Series #WILDGUN membership interests; Series #18LAMAR membership interests; Series #03TACHE membership interests; Series #AVENGE57 membership interests; Series #99TMB2 membership interests; Series AVENGERS1 membership interests; Series #13GIANNIS membership interests; Series #04MESSI membership interests; Series #PUNCHOUT membership interests; Series #BULLSRING membership interests; Series #70AARON membership interests; Series #96CHARZRD membership interests; Series #ICECLIMB membership interests; Series #01TIGER membership interests; Series #JUNGLEBOX membership interests; Series #51HOWE membership interests; Series #09COBB membership interests; Series #96JORDAN2 membership interests; Series #THOR membership interests; Series #FOSSILBOX membership interests; Series #59FLASH membership interests; Series #POKEBLUE membership interests; Series #DOMINOS membership interests; Series #PICNIC membership interests; Series #98GTA membership interests; Series #58PELE membership interests; Series #09CURRY membership interests; Series #84JORDAN membership interests; Series #09BEAUX membership interests; Series #KEROUAC membership interests; Series #96JORDAN membership interests; Series #FEDERAL membership interests; Series #62BOND membership interests; Series #71TOPPS membership interests; Series #DEATON membership interests; Series #98ZELDA membership interests; Series #03JORDAN2 membership interests; Series #WOLVERINE membership interests; Series #91JORDAN membership interests; Series #79GRETZKY membership interests; Series #17DUJAC membership interests; Series #FAUBOURG2 membership interests; Series #MOSASAUR membership interests; Series #92JORDAN membership interests; Series #14KOBE membership interests; Series #03LEBRON3 membership interests; Series #95TOPSUN membership interests; Series #OPEECHEE membership interests; Series #59BOND membership interests; Series #09TROUT2 membership interests; Series #ROCKETBOX membership interests; Series #94JORDAN membership interests; Series #85MJPROMO membership interests; Series #17MAHOMES membership interests; Series #76PAYTON membership interests; Series #11BELAIR membership interests; Series #16KOBE membership interests; Series #FANFOUR5 membership interests; Series #86DK3 membership interests; Series #18LUKA membership interests; Series #MARADONA membership interests; Series #68RYAN membership interests; Series #99CHARZRD membership interests; Series #96KOBE membership interests; Series #POKEYELOW membership interests; Series #POKELUGIA membership interests; Series #48JACKIE membership interests; Series #VANHALEN membership interests; Series #XMEN1 membership interests; Series #05MJLJ membership interests; Series #81MONTANA membership interests; Series #GYMBOX membership interests; Series #87JORDAN membership interests; Series #00MOUTON membership interests; Series #APPLE1 membership interests; Series #POKEMON2 membership interests; Series #GWLOTTO membership interests; Series #NICKLAUS1 membership interests; Series #85LEMIEUX membership interests; Series #SMB3 membership interests; Series #RIVIERA membership interests; Series #NEOBOX membership interests; Series #HUCKFINN membership interests; Series #56AARON membership interests; Series #WZRDOFOZ membership interests;

Series #NEWTON membership interests; Series #POKERED membership interests; Series #WALDEN membership interests; Series #07DURANT membership interests; Series #AC23 membership interests; Series #TORNEK membership interests; Series #60ALI membership interests; Series #POKEMON3 membership interests; Series #DIMAGGIO3 membership interests; Series #09CURRY2 membership interests; Series #80ALI membership interests; Series #58PELE3 membership interests; Series #BATMAN2 membership interests; Series #85ERVING membership interests; Series #LJKOBE membership interests; Series #99MJRETRO membership interests; Series #FLASH123 membership interests; Series #85GPK membership interests; Series #IPOD membership interests; Series #85JORDAN2 membership interests; Series #HGWELLS membership interests; Series #SANTANA membership interests; Series #CONGRESS membership interests; Series #66ORR membership interests; Series #01TIGER2 membership interests; Series #GRIFFEYJR membership interests; Series #87ZELDA membership interests; Series #01HALO membership interests; Series #EINSTEIN2 membership interests; Series #86JORDAN2 membership interests; Series #97KOBE membership interests; Series #XMEN94 membership interests; Series #TOPPSTRIO membership interests; Series #81BIRD membership interests; Series #THEROCK membership interests; Series #09RBLEROY membership interests; Series #METEORITE membership interests; Series #04MESSI2 membership interests; Series #XLXMEN1 membership interests; Series #03LEBRON5 membership interests; Series #SLASH membership interests; Series #89TMNT membership interests; Series #00BRADY2 membership interests; Series #NESWWF membership interests; Series #PUNK9670 membership interests; Series #18ALLEN membership interests; Series #CASTLEII membership interests; Series #36OWENS membership interests; Series #BAYC601 membership interests; Series #60MANTLE membership interests; Series #PUNK8103 membership interests; Series #GHOST1 membership interests; Series #KIRBY membership interests; Series #20HERBERT membership interests; Series #HENDERSON membership interests; Series #03RONALDO membership interests; Series #BROSGRIMM membership interests; Series #HONUS2 membership interests; Series #MARX membership interests; Series #MEEB15511 membership interests; Series #90BATMAN membership interests; Series #09HARDEN membership interests; Series #SIMPSONS1 membership interests; Series #SPIDER129 membership interests; Series #93JETER membership interests; Series #NESDK3 membership interests; Series #BAYC7359 membership interests; Series #CURIO10 membership interests; Series #WILDTHING membership interests; Series #1776 membership interests; Series #MACALLAN1 membership interests; Series #98JORDAN2 membership interests; Series #BAYC9159 membership interests; Series #FANTASY7 membership interests; Series #SURFER4 membership interests; Series #OHTANI1 membership interests; Series #OHTANI2 membership interests; Series #WILT100 membership interests; Series #PENGUIN membership interests; Series #KARUIZAWA membership interests; Series #KOMBAT membership interests; Series #APPLELISA membership interests; Series #98MANNING membership interests; Series #GIJOE membership interests; Series #BEATLES1 membership interests; Series #SQUIG5847 membership interests; Series #PACQUIAO membership interests; Series #83JOBS membership interests; Series #BATMAN181 membership interests; Series #HOBBIT membership interests; Series #PUNK5883 membership interests; Series #POPEYE membership interests; Series #SMB2 membership interests; Series #OBIWAN membership interests; Series #HAMILTON1 membership interests; Series #GIANNIS2 membership interests; Series #03SERENA membership interests; Series #86BONDS membership interests; Series #MOBYDICK membership interests; Series #IPADPROTO membership interests; Series #BAYC4612 membership interests; Series #FORTNTIE membership interests; Series #IROBOT membership interests; Series #05RODGERS membership interests; Series #18OSAKA membership interests; Series #LEICAGOLDmembership interests; Series #IOMMI membership interests; Series #MARIO64 membership interests: Series #MARIO64 membership interests; Series #GWTW membership interests; Series #NEWWORLD membership interests; Series #JAWA membership interests; Series #GWLETTER membership interests; Series #MARIOKART membership interests; Series #96KOBE2 membership interests; Series #BAYC8827 membership interests; Series #SHOWCASE4 membership interests; Series #MACALLAN2 membership interests; Series #DOOD6921 membership interests; Series #92TIGER membership interests; Series #15COBB membership interests; Series #HIRST1 membership interests; Series #BRADBURY membership interests; Series #BEATLES2 membership interests; Series #SKYWALKER membership interests; Series #85GPK2 membership interests; Series #GRIFFEY2 membership interests; Series #29HAALAND membership interests; Series #MEGALODON membership interests; Series #KELLER membership interests; Series #GODFATHER membership interests; Series #MAYC5750 membership interests; Series #SUPREMEPB membership interests; Series #MJTICKET membership interests; Series #COOLCAT membership interests; Series #BLASTOISE membership interests; Series

#MACALLAN3 membership interests; Series #SUPERMAN6 membership interests; Series #MOONPASS membership interests; Series #90FANTASY membership interests

(Securities issued pursuant to Regulation A)

TABLE OF CONTENTS

RSE ARCHIVE, LLC

SECTION PAGE

MASTER SERIES TABLE 7

ITEM 1. DESCRIPTION OF BUSINESS 53

ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS 59

ITEM 3. DIRECTORS, EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES 73

ITEM 4. SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS 80

ITEM 5. RELATED PARTY TRANSACTIONS 95

ITEM 6. OTHER INFORMATION 96

ITEM 7.  FINANCIAL STATEMENTS F-1

EXHIBIT INDEX III-1

In this Annual Report on Form 1-K (the “Form 1-K”), references to “we,” “us,” “our,” “RSE Archive,” or the “Company” mean RSE Archive, LLC, a Delaware series limited liability company formed on January 3, 2019.

Unless otherwise indicated, information contained in this Form 1-K concerning our industry and the markets in which we operate is based on information from independent industry and research organizations and other third-party sources (including publications, surveys and forecasts), and management estimates. Although we believe the data from these third-party sources is reliable, we have not independently verified any third-party information.

FORWARD LOOKING STATEMENT DISCLOSURE

This Form 1-K and any documents incorporated by reference herein contain forward-looking statements and are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this Form 1-K are forward-looking statements. Forward-looking statements give the Company’s current reasonable expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. The words “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” and similar expressions and variations, or comparable terminology, or the negatives of any of the foregoing, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this Form 1-K and any documents incorporated by reference herein or therein are based on reasonable assumptions the Company has made in light of its industry experience, perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. As you read and consider this Form 1-K, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (many of which are beyond the Company’s control) and assumptions. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect its actual operating and financial performance and cause its performance to differ materially from the performance anticipated in the forward-looking statements. Should one or more of these risks or uncertainties materialize or should any of these assumptions prove incorrect or change, the Company’s actual operating, and financial performance may vary in material respects from the performance projected in these forward-looking statements.

For more information regarding the risks and uncertainties that we face, you should refer to the “Risk Factors” detailed in the Post-Qualification Amendment No. 1 (filed on January 11, 2023) to the offering statement on Form 1-A filed by the Company with the Securities and Exchange Commission (the “Commission”) on August 17, 2022 and originally qualified on January 3, 2023 (the “Offering Statement”), as may be amended, and in our subsequent reports and offering statements filed from time to time with the Commission. Any forward-looking statement made by the Company in this Form 1-K or any documents incorporated by reference herein or therein speak only as of the date of this Form 1-K. Factors or events that could cause our actual operating and financial performance to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Trademarks and Trade Names

From time to time, we own or have rights to various trademarks, service marks and trade names that we use in connection with the operation of our business. This Form 1-K may also contain trademarks, service marks and trade names of third parties, which are the property of their respective owners. Our use or display of third parties’ trademarks, service marks and trade names in this Form 1-K is not intended to and does not imply a relationship with us or an endorsement or sponsorship by or of us. Solely for convenience, the trademarks, service marks and trade names referred to in this Form 1-K may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights or the right of the applicable licensor to these trademarks, service marks and trade names.

MASTER SERIES TABLE

The Company is managed by RSE Archive Manager, LLC (the “Manager”), a single member Delaware limited liability company formed on March 27, 2019, which is owned by Rally Holdings LLC, a Delaware limited liability company that serves as the asset manager for the collection of Archive Assets (as defined below) owned by the Company and each series (“Rally Holdings” or the “Asset Manager”). The Company’s core business is the identification, acquisition, marketing and management of collectible items (including collectible memorabilia and alcohol) and digital assets, collectively referred to as “Archive Assets” or the “Asset Class,” for the benefit of the investors. All of the series of the Company shall collectively be referred to herein as the “Series” and the assets and liabilities of each Series will be separate in accordance with Delaware law. The interests of all Series shall collectively be referred to herein as the “Interests” and a purchaser of Interests in any Series (an “Investor”) will be entitled to share in the return of that particular Series but will not be entitled to share in the return of any other Series. The offerings of the Interests shall collectively be referred to herein as the “Offerings.” There will be a separate Closing with respect to each Offering (each, a “Closing”). The Series assets referenced below shall be referred to herein, collectively, as the “Underlying Assets.” Any individuals, dealers or auction company that own an Underlying Asset prior to a purchase of an Underlying Asset by the Company in advance of a potential Offering or the Closing of an Offering from which proceeds are used to acquire the Underlying Asset shall be referred to herein as an “Asset Seller.” We intend to distribute all Offerings of the Company principally through the Rally Rd.™ platform and any successor platform used by the Company for the offer and sale of interests (the “Rally Rd.™ Platform” or the “Platform”). We intend to continue to develop opportunities to allow Platform users and others with opportunities to engage with the Underlying Assets in the Company’s collection through a diverse set of potential tangible interactions with assets on the Platform and unique collective ownership experiences (the “Membership Experience Programs”).

The master series table below, referred to at times as the “Master Series Table,” shows key information related to each Series. This information will be referenced in the following sections when referring to the Master Series Table.

Series	Qualification Date	Offering Circular	Underlying Asset	Status	Opening Date (1)	Closing Date	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee (4)
#52MANTLE (7)	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	1952 Topps #311 Mickey Mantle Card	Closed	10/18/2019	10/25/2019	$13.20	10,000 (7)	$132,000 (3)	$3,090
#71MAYS	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	1971 Willie Mays Jersey	Closed	10/25/2019	10/31/2019	$28.50	2,000	$57,000 (3)	$1,830
#RLEXPEPSI	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	Rolex GMT Master II 126710BLRO	Closed	11/1/2019	11/6/2019	$8.90	2,000	$17,800 (3)	$22

#10COBB	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	1910 E98 Ty Cobb Card	Closed	11/8/2019	11/14/2019	$39.00	1,000	$39,000 (3)	$1,510
#POTTER	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	1997 First Edition Harry Potter	Closed	11/15/2019	11/21/2019	$24.00	3,000	$72,000 (3)	-$510
#TWOCITIES	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	First Edition A Tale of Two Cities	Closed	11/15/2019	11/21/2019	$72.50	200	$14,500 (3)	$55
#FROST	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	First Edition A Boy's Will	Closed	11/15/2019	11/21/2019	$67.50	200	$13,500 (3)	$865
#BIRKINBLEU	11/1/2019	(Post-Qualification Amendment No. 1 to Offering Statement 1)	Bleu Saphir Lizard Hermès Birkin	Closed	11/22/2019	11/27/2019	$58.00	1,000	$58,000 (3)	$170
#SMURF	11/1/2019	(Post-Qualification Amendment No. 1 to Offering Statement 1)	Rolex Submariner Date "Smurf" Ref. 116619LB	Closed	11/22/2019	11/27/2019	$17.25	2,000	$34,500 (3)	$2,905
#70RLEX	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	1970 Rolex Ref. 5100 Beta 21	Closed	11/29/2019	12/6/2019	$20.00	1,000	$20,000 (3)	$50
#EINSTEIN	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	First Edition of Philosopher-Scientist	Closed	12/6/2019	12/13/2019	$7.25	2,000	$14,500 (3)	$855
#HONUS	11/27/2019	(Post-Qualification Amendment No. 2 to Offering Statement 1)	1909-1911 T206 Honus Wagner Card	Closed	12/11/2019	12/26/2019	$52.00	10,000	$520,000 (3)	$5,572

#75ALI	11/1/2019	(Post-Qualification Amendment No. 1 to Offering Statement 1)	1975 Muhammad Ali Boots worn in fight against Chuck Wepner	Closed	12/19/2019	12/29/2019	$46.00	1,000	$46,000 (3)	-$10
#71ALI	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	1971 “Fight of the Century” Contract	Sold - $40,000 Acquisition Offer Accepted on 02/07/2020	12/16/2019	12/30/2019	$15.50	2,000	$31,000 (3)	$1,090
#APROAK	11/1/2019	(Post-Qualification Amendment No. 1 to Offering Statement 1)	Audemars Piguet Royal Oak Jumbo A-Series Ref.5402	Sold - $110,000 Acquisition Offer Accepted on 06/25/2021	12/6/2019	1/2/2020	$75.00	1,000	$75,000 (3)	-$63
#88JORDAN	11/1/2019	(Post-Qualification Amendment No. 1 to Offering Statement 1)	1988 Michael Jordan Nike Air Jordan III Sneakers	Sold - $61,500 Acquisition Offer Accepted on 12/02/2022	1/19/2020	1/27/2020	$11.00	2,000	$22,000 (3)	$230
#BIRKINBOR	12/18/2019	(Post-Qualification Amendment No. 3 to Offering Statement 1)	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile with Gold Hardware	Closed	2/13/2020	2/20/2020	$26.25	2,000	$52,500 (3)	$225
#33RUTH	12/18/2019	(Post-Qualification Amendment No. 3 to Offering Statement 1)	1933 Goudey #144 Babe Ruth Card	Closed	2/20/2020	2/26/2020	$38.50	2,000	$77,000 (3)	$603
#SPIDER1	12/18/2019	(Post-Qualification Amendment No. 3 to Offering Statement 1)	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	Closed	2/28/2020	3/4/2020	$22.00	1,000	$22,000 (3)	$230
#BATMAN3	12/18/2019	(Post-Qualification Amendment No. 3 to Offering Statement 1)	1940 D.C. Comics Batman #3 CGC NM 9.4	Closed	2/28/2020	3/4/2020	$78.00	1,000	$78,000 (3)	$585

#ULYSSES	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	1935 First Edition Ulysses	Closed	3/6/2020	3/10/2020	$51.00	500	$25,500 (3)	$695
#ROOSEVELT	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	First Edition African Game Trails	Closed	3/6/2020	3/10/2020	$19.50	1,000	$19,500 (3)	$1,008
#56MANTLE	12/18/2019	(Post-Qualification Amendment No. 3 to Offering Statement 1)	1956 Topps #135 Mickey Mantle Card	Closed	1/3/2020	3/11/2020	$1.00	10,000	$10,000 (3)	-$650
#AGHOWL	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	First Edition Howl and Other Poems	Closed	3/6/2020	3/11/2020	$38.00	500	$19,000 (3)	$810
#98JORDAN	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	1998 Michael Jordan Jersey	Sold - $165,000 Acquisition Offer Accepted on 05/11/2020	3/9/2020	3/22/2020	$64.00	2,000	$128,000 (3)	$4,160
#18ZION	11/1/2019	(Post-Qualification Amendment No. 1 to Offering Statement 1)	2018 Zion Williamson Adidas James Harden Sneakers	Closed	3/27/2020	4/2/2020	$30.00	500	$15,000 (3)	$200
#SNOOPY	11/27/2019	(Post-Qualification Amendment No. 2 to Offering Statement 1)	2015 Omega Speedmaster Moonwatch	Closed	4/2/2020	4/7/2020	$12.75	2,000	$25,500 (3)	-$55
#APOLLO11	11/1/2019	(Post-Qualification Amendment No. 1 to Offering Statement 1)	Apollo 11 Crew-Signed New York Times Cover	Closed	4/8/2020	4/19/2020	$32.00	1,000	$32,000 (3)	$130

#24RUTHBAT	12/18/2019	(Post-Qualification Amendment No. 3 to Offering Statement 1)	1924 George "Babe" Ruth Professional Model Bat	Sold - $270,000 Acquisition Offer Accepted on 03/21/2022	4/10/2020	5/3/2020	$85.00	3,000	$255,000 (3)	-$513
#YOKO	10/11/2019	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	First Edition Grapefruit	Closed	4/29/2020	5/11/2020	$80.00	200	$16,000 (3)	$840
#86JORDAN	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1986 Fleer #57 Michael Jordan Card	Sold - $80,000 Acquisition Offer Accepted on 06/01/2020	5/6/2020	5/13/2020	$40.00	1,000	$40,000 (3)	$600
#HULK1	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1962 The Incredible Hulk #1 CGC VF 8.0	Sold - $116,000 Acquisition Offer Accepted on 07/19/2021	5/12/2020	5/24/2020	$44.50	2,000	$89,000 (3)	$143
#RUTHBALL1 (8)	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1934-39 Official American League Babe Ruth Single Signed Baseball	Liquidated	5/8/2020	5/24/2020	$14.50	2,000	$29,000 (3)	$510
#HIMALAYA	12/18/2019	(Post-Qualification Amendment No. 3 to Offering Statement 1)	2014 Hermès 30cm Birkin Blanc Himalaya Matte Niloticus Crocodile with Palladium Hardware	Closed	5/19/2020	5/27/2020	$70.00	2,000	$140,000 (3)	$6,300
#38DIMAGGIO	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1938 Goudey #274 Joe DiMaggio NM-MT 8 Baseball Card	Closed	5/28/2020	6/4/2020	$22.00	1,000	$22,000 (3)	$680
#55CLEMENTE	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1955 Topps #164 Roberto Clemente NM-MT 8 Baseball Card	Closed	5/28/2020	6/4/2020	$38.00	1,000	$38,000 (3)	$520

#LOTR	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1954-1955 First Edition, First Issue The Lord of the Rings Trilogy	Closed	6/4/2020	6/12/2020	$29.00	1,000	$29,000 (3)	$10
#CATCHER	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1951 First Edition, First Issue The Catcher in the Rye	Closed	6/4/2020	6/12/2020	$25.00	500	$12,500 (3)	$25
#BOND1	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1953 First Edition, First Issue Casino Royale	Closed	6/4/2020	6/12/2020	$39.00	1,000	$39,000 (3)	$510
#SUPER21	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1943 Superman #21 CGC VF/NM 9.0 comic book	Closed	5/7/2020	6/17/2020	$1.00	8,500	$8,500 (3)	$615
#BATMAN1	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1940 D.C. Comics Batman #1 CGC FR/GD 1.5	Sold - $103,950 Acquisition Offer Accepted on 10/3/2022	6/11/2020	6/18/2020	$71.00	1,000	$71,000 (3)	$658
#BIRKINTAN	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	2015 Hermès 30cm Birkin Tangerine Ostrich with Palladium Hardware	Closed	6/17/2020	6/25/2020	$28.00	1,000	$28,000 (3)	$1,520
#GMTBLACK1	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	Rolex 18k Yellow Gold GMT-Master ref. 16758	Closed	6/17/2020	6/25/2020	$28.00	1,000	$28,000 (3)	$1,520
#61JFK	6/8/2020	(Post-Qualification Amendment No. 7 to Offering Statement 1)	1961 inscribed copy of Inaugural Addresses of the Presidents of the United States	Closed	6/27/2020	7/7/2020	$11.50	2,000	$23,000 (3)	$5,520

#POKEMON1	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1999 Pokemon First Edition PSA GEM MT 10 Complete Set	Closed	6/23/2020	7/8/2020	$25.00	5,000	$125,000 (3)	$4,213
#50JACKIE	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1950 Bowman #22 Jackie Robinson Card	Sold - $13,000 Acquisition Offer Accepted on 10/07/2020	6/10/2020	7/8/2020	$1.00	10,000	$10,000 (3)	$100
#LINCOLN	6/8/2020	(Post-Qualification Amendment No. 7 to Offering Statement 1)	1864 Signed, Vignetted Portrait of Abraham Lincoln	Closed	7/1/2020	7/9/2020	$20.00	4,000	$80,000 (3)	$13,900
#STARWARS1	6/8/2020	(Post-Qualification Amendment No. 7 to Offering Statement 1)	1977 Star Wars #1 CGC VF/NM 9.0 comic book	Closed	7/1/2020	7/14/2020	$1.00	12,000	$12,000 (3)	$980
#68MAYS	6/8/2020	(Post-Qualification Amendment No. 7 to Offering Statement 1)	1968 Willie Mays Signed and Game-Used Adirondack M63 Model Bat	Closed	7/17/2020	7/26/2020	$19.50	2,000	$39,000 (3)	$5,510
#56TEDWILL	6/8/2020	(Post-Qualification Amendment No. 7 to Offering Statement 1)	1956 Ted Williams Game-Worn Red Sox Home Jersey	Closed	7/16/2020	7/26/2020	$45.00	2,000	$90,000 (3)	$7,825
#TMNT1	6/8/2020	(Post-Qualification Amendment No. 7 to Offering Statement 1)	1984 Teenage Mutant Ninja Turtles #1 CGC VF/NM 9.8 comic book	Sold - $100,000 Acquisition Offer Accepted on 06/07/2021	7/23/2020	7/30/2020	$65.00	1,000	$65,000 (3)	$4,250
#CAPTAIN3	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1941 Captain America Comics #3 CGC VG/FN 5.0 comic book	Closed	7/23/2020	7/30/2020	$37.00	1,000	$37,000 (3)	$464

#51MANTLE	6/8/2020	(Post-Qualification Amendment No. 7 to Offering Statement 1)	1951 Bowman #253 Mickey Mantle Card	Sold - $65,000 Acquisition Offer Accepted on 04/15/2022	7/16/2020	7/30/2020	$17.00	2,000	$34,000 (3)	$3,060
#CHURCHILL	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	First English Edition copies of Volumes I-VI of The Second World War by Winston Churchill	Closed	7/7/2020	8/6/2020	$1.00	7,500	$7,500 (3)	$25
#SHKSPR4	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1685 Fourth Folio of William Shakespeare’s Comedies, Histories, and Tragedies	Closed	7/30/2020	8/6/2020	$115.00	1,000	$115,000 (3)	$7,282
#03KOBE	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	2003-2004 Upper Deck Exquisite Collection Limited Logos #KB Kobe Bryant Signed Game Used Patch Card	Closed	8/2/2020	8/16/2020	$8.00	6,250	$50,000 (3)	$4,400
#03LEBRON	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	2003-2004 Upper Deck Exquisite Collection LeBron James Patches Autographs Card	Sold - $56,000 Acquisition Offer Accepted on 01/31/2022	8/5/2020	8/16/2020	$17.00	2,000	$34,000 (3)	$7,560
#03JORDAN	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	2003-2004 Upper Deck Exquisite Collection Michael Jordan Patches Autographs Card	Closed	8/6/2020	8/16/2020	$20.50	2,000	$41,000 (3)	$6,490
#39TEDWILL	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1939 Gum Inc. Play Ball #92 Ted Williams Rookie Card	Closed	8/13/2020	8/24/2020	$5.00	5,600	$28,000 (3)	-$1,130

#94JETER	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1994 Derek Jeter Signed and Game-Worn Columbus Clippers Away Jersey	Closed	8/9/2020	8/24/2020	$45.00	1,000	$45,000 (3)	$4,450
#2020TOPPS	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	Ten (10) Complete Sets of Topps 2020 Limited First Edition Series 1 & 2 Topps Baseball Cards	Closed	8/13/2020	8/25/2020	$10.00	10,000	$100,000 (3)	$100
#FANFOUR1	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1961 Fantastic Four #1 CGC VF+ 8.5 comic book	Sold - $126,000 Acquisition Offer Accepted on 06/14/2021	8/23/2020	9/2/2020	$52.50	2,000	$105,000 (3)	$2,563
#85MARIO	6/8/2020	(Post-Qualification Amendment No. 7 to Offering Statement 1)	1985 Factory-Sealed NES Super Mario Bros. Wata 9.8 A+	Sold - $2,000,000 Acquisition Offer Accepted on 08/09/2021	8/16/2020	9/15/2020	$50.00	3,000	$150,000 (3)	$6,775
#TOS39	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1963 Tales of Suspense #39 CGC NM 9.4 comic book	Sold - $240,000 Acquisition Offer Accepted on 01/31/2022	8/27/2020	9/15/2020	$45.00	3,000	$135,000 (3)	$12,038
#DAREDEV1	6/8/2020	(Post-Qualification Amendment No. 7 to Offering Statement 1)	1964 Daredevil #1 CGC VF/NM 9.0 comic book	Sold - $22,080 Acquisition Offer Accepted on 07/26/2021	7/28/2020	9/15/2020	$1.00	11,500	$11,500 (3)	$985
#05LATOUR	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	One case of twelve (12) 75cl bottles of 2005 Château Latour	Closed	9/3/2020	9/15/2020	$9.80	1,000	$9,800 (3)	$1,161
#16SCREAG	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	Four cases of three (3) 75cl bottles of 2016 Screaming Eagle	Closed	9/3/2020	9/15/2020	$39.00	1,000	$39,000 (3)	$5,566

#14DRC	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	One case of twelve (12) 75cl bottles of 2014 Domaine de la Romanée-Conti	Closed	9/3/2020	9/15/2020	$54.00	1,000	$54,000 (3)	$6,380
#86RICE	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1986 Topps #161 Jerry Rice Rookie Card	Closed	7/28/2020	9/15/2020	$1.00	23,000	$23,000 (3)	$1,670
#57MANTLE	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1957 Topps #95 Mickey Mantle Card	Closed	9/6/2020	9/21/2020	$1.00	8,000	$8,000 (3)	-$1,182
#FAUBOURG	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	2019 Hermès 20cm Sellier Faubourg Brown Multicolor Birkin with Palladium Hardware	Closed	9/9/2020	9/21/2020	$75.00	2,000	$150,000 (3)	$31,675
#SOBLACK	4/30/2020	(Post-Qualification Amendment No. 6 to Offering Statement 1)	2010 Hermès 30cm Black Calf Box Leather “So Black” Birkin with PVD Hardware	Closed	9/10/2020	10/1/2020	$56.00	1,000	$56,000 (3)	$4,087
#GATSBY	6/8/2020	(Post-Qualification Amendment No. 7 to Offering Statement 1)	inscribed First Edition, First Issue copy of The Great Gatsby by F. Scott Fitzgerald	Closed	9/14/2020	10/1/2020	$50.00	4,000	$200,000 (3)	$10,800
#93DAYTONA	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1993 Rolex Oyster Perpetual Cosmograph Daytona ref. 16528	Closed	9/24/2020	10/1/2020	$21.00	2,000	$42,000 (3)	$3,480
#09TROUT	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	2009 Bowman Chrome Draft Prospects #DBPP89 Mike Trout (Orange Refractor) Signed Rookie Card	Closed	9/28/2020	10/8/2020	$20.00	11,250	$225,000 (3)	-$4,540

#57STARR	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1957 Topps #119 Bart Starr Rookie Card	Closed	9/16/2020	10/8/2020	$1.00	8,000	$8,000 (3)	-$1,182
#AF15	8/21/2020	(Post-Qualification Amendment No. 9 to Offering Statement 1)	1962 Amazing Fantasy #15 CGC VF 8.0 comic book	Sold - $240,000 Acquisition Offer Accepted on 06/07/2021	10/9/2020	10/19/2020	$25.00	8,000	$200,000 (3)	$6,900
#03KOBE2	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1 and Supplement No. 1 to Post-Qualification Amendment No. 11)	2003-04 Upper Deck Exquisite Collection Patches Autographs #KB Kobe Bryant Card graded BGS MINT 9	Closed	10/6/2020	10/22/2020	$4.00	5,750	$23,000 (3)	$641
#JOBSMAC	8/21/2020	(Post-Qualification Amendment No. 9 to Offering Statement 1)	1986 Macintosh Plus Computer Signed by Steve Jobs	Closed	10/10/2020	10/22/2020	$10.00	5,000	$50,000 (3)	$13,168
#16PETRUS	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1 and Supplement No. 1 to Post-Qualification Amendment No. 9 to Offering Statement 1)	Two cases of six (6) 75cl bottles of 2016 Château Petrus	Closed	8/29/2020	11/3/2020	$5.00	9,000	$45,000 (3)	$5,214
#ALICE	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1866 First Edition, Second Issue copy of Alice’s Adventures in Wonderland by Lewis Carroll	Closed	9/6/2020	11/3/2020	$1.00	12,000	$12,000 (3)	$1,480

#SPIDER10	8/21/2020	(Post-Qualification Amendment No. 9 to Offering Statement 1)	1963 Marvel Comics Amazing Spider-Man #10 CGC NM/M 9.8 comic book	Closed	9/6/2020	11/3/2020	$5.00	4,200	$21,000 (3)	$1,688
#62MANTLE	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	1962 Mickey Mantle Professional Model Bat Attributed to the 1962 World Series	Closed	10/19/2020	11/4/2020	$25.00	6,000	$150,000 (3)	$14,775
#BATMAN6	6/8/2020	(Post-Qualification Amendment No. 7 to Offering Statement 1)	1941 Batman #6 CGC NM 9.4 comic book	Closed	10/21/2020	11/4/2020	$13.50	2,000	$27,000 (3)	$2,330
#CLEMENTE2	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	1959 Roberto Clemente Signature Model Bat	Closed	9/29/2020	11/9/2020	$35.00	2,000	$70,000 (3)	$8,173
#SUPER14	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1942 Superman #14 CGC NM 9.4 comic book	Sold - $156,000 Acquisition Offer Accepted on 08/03/2021	11/6/2020	11/16/2020	$25.00	5,200	$130,000 (3)	$7,125
#79STELLA	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	1979 Rolex Ref. 18038 Coral “Stella Dial” Day-Date	Closed	10/5/2020	11/16/2020	$5.00	13,800	$69,000 (3)	$5,693
#TKAM	6/8/2020	(Post-Qualification Amendment No. 7 to Offering Statement 1)	1960 Inscribed First Edition copy of To Kill a Mockingbird by Harper Lee	Closed	10/26/2020	11/16/2020	$16.00	2,000	$32,000 (3)	$1,980
#DIMAGGIO2	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1)	Rolex Oyster Perpetual Datejust presented to Joe DiMaggio	Closed	11/10/2020	11/18/2020	$10.50	2,000	$21,000 (3)	$2,036

#13BEAUX	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	One case of twelve (12) bottles of 2013 Vosne-Romanée Les Beaux Monts, Domaine Leroy	Closed	11/10/2020	11/23/2020	$5.00	5,100	$25,500 (3)	$2,124
#88MARIO	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1988 NES Super Mario Bros. 2 Wata 9.8 A+ Video Game	Sold - $60,000 Acquisition Offer Accepted on 12/29/2020	11/12/2020	11/23/2020	$15.00	2,000	$30,000 (3)	$3,600
#ANMLFARM	8/21/2020	(Post-Qualification Amendment No. 9 to Offering Statement 1)	First Edition, First printing of Animal Farm by George Orwell	Closed	11/16/2020	11/23/2020	$10.00	1,000	$10,000 (3)	$434
#NASA1	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	1969 Buzz Aldrin NASA Apollo 11 space-flown control stick	Closed	10/25/2020	11/25/2020	$30.00	10,000	$300,000 (3)	$39,763
#00BRADY	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1 and Supplement No. 1 to Post-Qualification Amendment No. 14 to Offering Statement 1)	2000 Playoff Contenders #144 Tom Brady Autograph Rookie Card graded BGS MINT 9	Closed	11/19/2020	11/30/2020	$12.00	3,750	$45,000 (3)	$8,298
#85NES	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1985 NES Duck Hunt Wata 9.2 NS Video Game and a 1985 NES Gyromite Wata 9.0 NS Video Game	Closed	11/17/2020	11/30/2020	$4.00	8,000	$32,000 (3)	$4,321
#JUSTICE1	8/21/2020	(Post-Qualification Amendment No. 9 to Offering Statement 1)	1960 Justice League of America #1 CGC NM+ 9.6 comic book	Sold - $225,000 Acquisition Offer Accepted on 06/01/2022	11/18/2020	12/7/2020	$43.00	5,000	$215,000 (3)	$20,638

#69KAREEM	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1969 Topps Basketball #25 Lew Alcindor Rookie Card graded PSA NM-MT 8	Closed	11/23/2020	12/7/2020	$11.00	2,500	$27,500 (3)	$2,896
#59JFK	8/21/2020	(Post-Qualification Amendment No. 9 to Offering Statement 1)	1959 Inscribed Presentation Copy of Profiles in Courage by John F. Kennedy	Closed	11/25/2020	12/7/2020	$13.00	2,000	$26,000 (3)	$1,538
#04LEBRON	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1)	2004-05 Upper Deck Exquisite Collection Extra Exquisite Jerseys Autographs #LJ LeBron James Card graded BGS GEM MINT 9.5	Closed	10/29/2020	12/7/2020	$10.00	5,000	$50,000 (3)	$4,371
#85JORDAN	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1985 Michael Jordan Rookie Game Worn Nike Air Jordan I Sneakers	Closed	11/8/2020	12/7/2020	$25.00	10,000	$250,000 (3)	$5,025
#GOLDENEYE	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1997 N64 GoldenEye 007 Wata 9.6 A++ Video Game	Closed	11/24/2020	12/14/2020	$5.00	5,000	$25,000 (3)	$808
#MOONSHOE	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	Original pair of Nike "Moon Shoe" sneakers	Closed	11/25/2020	12/14/2020	$10.00	18,000	$180,000 (3)	$26,250
#03LEBRON2	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	2003-04 Topps Chrome Refractors LeBron James Rookie card graded BGS Pristine 10	Closed	11/30/2020	12/14/2020	$20.00	5,000	$100,000 (3)	$7,523
#GRAPES	8/21/2020	(Post-Qualification Amendment No. 9 to Offering Statement 1)	1939 Inscribed First Edition Presentation copy of The Grapes of Wrath by John Steinbeck	Closed	12/1/2020	12/14/2020	$19.50	2,000	$39,000 (3)	$6,408

#34GEHRIG	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1934 Goudey #61 Lou Gehrig Card graded PSA NM-MT 8	Closed	12/3/2020	12/14/2020	$7.00	5,000	$35,000 (3)	$3,845
#98KANGA	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	1998 Pokémon Japanese Promo Kangaskhan-Holo Trophy Card graded PSA GEM MT 10	Closed	12/2/2020	12/14/2020	$8.00	21,250	$170,000 (3)	$16,425
#06BRM	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	One case of twelve (12) bottles of 2006 Barolo Riserva Monfortino, Giacomo Conterno	Closed	12/7/2020	12/14/2020	$10.00	1,850	$18,500 (3)	$1,351
#DUNE	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1965 Inscribed First Edition Copy of Frank Herbert’s Dune	Closed	12/10/2020	12/22/2020	$13.25	1,000	$13,250 (3)	$1,418
#86FLEER	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	1986-87 Fleer Basketball Unopened Wax Box Certified by BBCE	Closed	12/7/2020	12/22/2020	$10.00	16,500	$165,000 (3)	$14,666
#WILDGUN	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1985 NES Wild Gunman Wata 9.2 A+ Video Game	Closed	12/15/2020	12/22/2020	$7.00	4,000	$28,000 (3)	$2,591
#58PELE2	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	1958 Editora Aquarela Pelé Card graded PSA NM 7	Sold - $62,000 Acquisition Offer Accepted on 02/26/2021	12/16/2020	12/22/2020	$5.00	5,300	$26,500 (3)	$1,930
#18LAMAR	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	2018 National Treasures Red Lamar Jackson Rookie Card graded BGS NM-MT+ 8.5	Sold - $88,500 Acquisition Offer Accepted on 12/29/2020	12/7/2020	12/29/2020	$8.00	7,750	$62,000 (3)	$5,875

#13GIANNIS	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	2013 Panini Flawless Giannis Antetokounmpo Rookie card graded BGS GEM MINT 9.5	Closed	12/19/2020	1/13/2021	$5.00	5,000	$25,000 (3)	$4,023
#AVENGERS1	7/20/2020	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1963 Avengers #1 CGC NM + 9.6 comic book	Sold - $325,000 Acquisition Offer Accepted on 07/09/2021	12/16/2020	1/13/2021	$54.00	5,000	$270,000 (3)	$14,675
#04MESSI	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	2004-05 Panini Lionel Messi Card graded BGS GEM MINT 9.5	Closed	12/21/2020	1/13/2021	$5.00	9,000	$45,000 (3)	$3,403
#AVENGE57	8/21/2020	(Post-Qualification Amendment No. 9 to Offering Statement 1)	1968 Marvel Avengers #57 CGC NM/M 9.8 comic book	Closed	12/2/2020	1/13/2021	$1.00	20,000	$20,000 (3)	$1,698
#03TACHE	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1)	Four cases of three (3) bottles of 2003 La Tâche, Domaine de la Romanée-Conti	Closed	11/17/2020	1/13/2021	$5.00	15,600	$78,000 (3)	$5,699
#99TMB2	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	1999 Pokémon Japanese Promo Tropical Mega Battle No. 2 Trainer Card graded PSA AUTHENTIC	Closed	12/14/2020	1/13/2021	$6.00	10,000	$60,000 (3)	$8,000
#PUNCHOUT	12/21/2020	(Post-Qualification Amendment No. 16 to Offering Statement 1)	1987 NES Mike Tyson’s PUNCH-OUT!! Wata 9.4 A+ video game	Closed	12/22/2020	1/13/2021	$9.00	10,000	$90,000 (3)	$7,825
#BULLSRING	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	Six Chicago Bulls NBA Championship Rings awarded to Chicago Bulls security guard John Capps	Closed	12/19/2020	1/13/2021	$10.00	30,000	$300,000 (3)	$44,008

#70AARON	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	1970 Topps Hank Aaron card graded PSA GEM MINT 10	Closed	12/23/2020	1/13/2021	$3.00	6,000	$18,000 (3)	$598
#96CHARZRD	12/21/2020	(Post-Qualification Amendment No. 16 to Offering Statement 1)	1996 Pokemon Japanese Base Set No Rarity Symbol Holo Charizard #6 PSA MINT 9	Closed	12/27/2020	1/13/2021	$10.00	6,500	$65,000 (3)	$5,304
#01TIGER	12/21/2020	(Post-Qualification Amendment No. 16 to Offering Statement 1)	2001 SP Authentic #45 Tiger Woods Autographed Rookie Card graded BGS GEM MINT 9.5	Closed	12/30/2020	1/13/2021	$10.00	1,850	$18,500 (3)	$1,615
#ICECLIMB	12/21/2020	(Post-Qualification Amendment No. 16 to Offering Statement 1)	1985 NES Ice Climber Wata 9.0 A video game	Closed	12/28/2020	1/13/2021	$8.00	10,000	$80,000 (3)	$7,958
#09COBB	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	1909-11 T206 Sweet Caporal Ty Cobb card graded PSA NM 7	Closed	1/6/2021	1/19/2021	$4.00	8,000	$32,000 (3)	$2,980
#51HOWE	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	1951 Parkhurst Gordie Howe Card graded PSA NM-MT 8	Sold - $52,000 Acquisition Offer Accepted on 01/28/2022	1/5/2021	1/19/2021	$9.00	5,000	$45,000 (3)	$3,445
#96JORDAN2	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	Michael Jordan Playoff Worn and Dual Signed ‘Player Sample’ Air Jordan 11’s	Closed	1/11/2021	1/19/2021	$5.00	10,800	$54,000 (3)	$3,691
#JUNGLEBOX	12/21/2020	(Post-Qualification Amendment No. 16 to Offering Statement 1)	1999 Pokémon Jungle 1st Edition Booster Box	Closed	1/3/2021	1/19/2021	$5.00	6,900	$34,500 (3)	$2,955

#59FLASH	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	1959 The Flash #105 comic book graded NM 9.4 by CGC	Closed	1/12/2021	1/25/2021	$6.50	10,000	$65,000 (3)	$5,129
#FOSSILBOX	12/21/2020	(Post-Qualification Amendment No. 16 to Offering Statement 1)	1999 Pokémon 1st Edition Fossil Set Sealed Booster Box	Closed	1/11/2021	1/25/2021	$5.00	4,200	$21,000 (3)	$1,569
#THOR	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1962 Journey Into Mystery #83 CGC NM 9.4	Sold - $261,000 Acquisition Offer Accepted on 07/14/2021	1/7/2021	1/25/2021	$20.00	10,750	$215,000 (3)	$15,638
#POKEBLUE	12/21/2020	(Post-Qualification Amendment No. 16 to Offering Statement 1)	1998 Game Boy Pokémon Blue video game	Closed	1/20/2021	1/27/2021	$10.00	2,400	$24,000 (3)	$2,660
#98GTA	12/21/2020	(Post-Qualification Amendment No. 16 to Offering Statement 1 and Supplement No. 1 to Post-Qualification Amendment No. 17 to Offering Statement 1)	1998 PlayStation Grand Theft Auto Video Game graded Wata 9.8 A+	Closed	1/14/2021	1/27/2021	$5.00	3,150	$15,750 (3)	$1,172
#PICNIC	8/21/2020	(Post-Qualification Amendment No. 9 to Offering Statement 1)	Limited Edition Natural Barénia Leather & Osier Picnic Kelly 35cm Bag with palladium hardware	Closed	12/9/2020	1/27/2021	$27.00	2,000	$54,000 (3)	$4,358
#DOMINOS	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	1990 Rolex Air-King Dominos Pizza Special Edition Watch	Closed	1/19/2021	1/27/2021	$5.50	2,000	$11,000 (3)	$1,169

#58PELE	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	1958 Alifabolaget #635 Pelé Rookie Card graded PSA MINT 9	Sold - $1,331,269 Acquisition Offer Accepted on 02/11/2022	1/11/2021	1/28/2021	$10.00	31,500	$315,000 (3)	$20,483
#09CURRY	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	2009-10 UD Exquisite Stephen Curry #64 Autographed Rookie Card graded GEM MINT 9.5 by BGS	Closed	1/25/2021	2/2/2021	$10.00	2,500	$25,000 (3)	$524
#84JORDAN	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	Michael Jordan Photo-Matched 1984 Signing Day Chicago Bulls Official NBA Game Jersey	Closed	1/21/2021	2/2/2021	$25.00	15,000	$375,000 (3)	$49,831
#09BEAUX	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	One case of twelve (12) bottles of 2009 Vosne-Romanée Les Beaux Monts, Domaine Leroy	Closed	1/4/2021	2/2/2021	$5.00	6,800	$34,000 (3)	$3,085
#KEROUAC	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	1957 inscribed First Edition, Presentation Copy of "On the Road" by Jack Kerouac	Closed	12/13/2020	2/7/2021	$20.00	4,900	$98,000 (3)	$10,583
#96JORDAN	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	1996 Michael Jordan Game Worn and Dual Signed ‘Player Sample’ Air Jordan 11 “Concord”	Sold - $92, 135 Acquisition Offer Accepted on 12/28/2022	1/26/2021	2/7/2021	$4.00	12,000	$48,000 (3)	$4,420
#FEDERAL	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	First Edition copy of The Federalist by Alexander Hamilton, James Madison, and John Jay	Closed	1/25/2021	2/7/2021	$15.00	10,000	$150,000 (3)	$26,675

#62BOND	12/21/2020	(Post-Qualification Amendment No. 16 to Offering Statement 1)	1962 First Edition Presentation copy of The Spy Who Loved Me by Ian Fleming inscribed to Robert Kennedy	Closed	12/30/2020	2/7/2021	$6.00	15,500	$93,000 (3)	$13,593
#71TOPPS	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	1971 Topps Football Series 2 Wax Box Reviewed and Factory Sealed by BBCE	Closed	1/18/2021	2/17/2021	$4.00	17,000	$68,000 (3)	$5,759
#DEATON	12/21/2020	(Post-Qualification Amendment No. 16 to Offering Statement 1)	Triceratops prorsus skull excavated from the Hell Creek Formation of North Dakota in 1999	Closed	1/25/2021	2/17/2021	$25.00	11,400	$285,000 (3)	$27,283
#98ZELDA	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	1998 N64 The Legend of Zelda: Ocarina of Time video game graded 9.6 A+ by Wata	Closed	2/3/2021	2/17/2021	$4.70	5,000	$23,500 (3)	$2,165
#03JORDAN2	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	2003-04 UD Exquisite Quad Patch #MJ Michael Jordan Game Used Patch Card graded NM-MT+ 8.5 by BGS	Closed	2/9/2021	2/22/2021	$4.20	10,000	$42,000 (3)	$4,154
#WOLVERINE	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1 and Supplement No. 1 to Post-Qualification Amendment No. 17 to Offering Statement 1)	1974 Incredible Hulk #181 comic book graded NM/M 9.8 by CGC	Sold - $57,000 Acquisition Offer Accepted on 07/22/2021	2/7/2021	2/22/2021	$9.50	5,000	$47,500 (3)	$3,925
#91JORDAN	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	1991 Michael Jordan Game Worn Chicago Bulls Home Uniform graded A10 by MEARS	Closed	1/31/2021	2/24/2021	$7.00	10,000	$70,000 (3)	$590

#79GRETZKY	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	1979 Topps Wayne Gretzky #18 Rookie Card graded GEM-MT 10 by PSA	Closed	2/5/2021	2/25/2021	$40.00	20,000	$800,000 (3)	$64,216
#17DUJAC	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	Two cases of six (6) bottles of 2017 Chambertin, Domaine Dujac	Closed	2/15/2021	3/8/2021	$8.00	3,250	$26,000 (3)	$1,408
#FAUBOURG2	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	2019 Hermès 20cm Sellier Faubourg Blue Multicolor Birkin with Palladium Hardware	Closed	12/28/2020	3/8/2021	$15.00	11,000	$165,000 (3)	$11,483
#MOSASAUR	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	Mosasaur Halisaurus Arambourgi Skeleton	Closed	2/21/2021	3/15/2021	$5.00	6,000	$30,000 (3)	$8,658
#92JORDAN	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	1992 Michael Jordan Game Worn and Dual Signed Nike Air Jordan VII's	Closed	2/23/2021	3/15/2021	$6.00	7,000	$42,000 (3)	$4,480
#14KOBE	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	2014 Kobe Bryant Game Worn and Signed Lakers Jersey	Sold - $95,000 Acquisition Offer Accepted on 01/21/2022	2/14/2021	3/15/2021	$8.00	9,750	$78,000 (3)	$6,250
#03LEBRON3	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	2003-04 SP Authentic #148 LeBron James Autographed Rookie Card graded PRISTINE 10 by BGS	Closed	2/12/2021	3/15/2021	$23.00	10,000	$230,000 (3)	$20,924
#95TOPSUN	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1995 Sealed Topsun Pokémon Booster Box, 1st Edition Box A	Closed	3/2/2021	3/15/2021	$6.00	10,000	$60,000 (3)	$8,300

#09TROUT2	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	2009 Bowman Chrome Mike Trout Xfractor graded BGS 9.5	Closed	2/28/2021	3/16/2021	$5.00	11,200	$56,000 (3)	$4,340
#59BOND	12/21/2020	(Post-Qualification Amendment No. 16 to Offering Statement 1 and Supplement No. 1 to Post-Qualification Amendment No. 17 to Offering Statement 1)	1959 First Edition Dedication copy of Goldfinger by Ian Fleming	Closed	2/24/2021	3/16/2021	$8.00	10,250	$82,000 (3)	$11,381
#OPEECHEE	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	1979-80 O-Pee-Chee Wax Box Reviewed and Factory Sealed by BBCE	Closed	2/19/2021	3/16/2021	$30.00	10,000	$300,000 (3)	$41,699
#ROCKETBOX	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	2000 Pokémon Team Rocket 1st Edition Factory Sealed Booster Box	Closed	3/10/2021	3/22/2021	$6.00	4,750	$28,500 (3)	$1,894
#94JORDAN	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	1994 Michael Jordan Game Worn, Signed and Photo-Matched Air Jordan Baseball Cleats	Closed	2/16/2021	3/22/2021	$8.50	10,000	$85,000 (3)	$9,295
#18LUKA	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	2018 Panini Prizm Signatures Black Label Luka Doncic Rookie card #3 Graded BGS PRISTINE 10	Closed	3/14/2021	4/6/2021	$5.00	5,300	$26,500 (3)	$2,813
#86DK3	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1986 Donkey Kong 3 Sealed [Hangtab, 2 Code, Mid-Production], NES Nintendo graded Wata 9.2 A+	Sold - $60,000 Acquisition Offer Accepted on 08/30/2021	3/1/2021	4/6/2021	$10.00	4,350	$43,500 (3)	$3,565

#FANFOUR5	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1962 Marvel Fantastic Four #5 comic book graded CGC NM 9.2	Closed	3/3/2021	4/6/2021	$8.00	10,000	$80,000 (3)	$5,900
#16KOBE	10/28/2020	(Post-Qualification Amendment No. 14 to Offering Statement 1)	Four Signed Hardwood Panels from the Staples Center Basketball Court used during Kobe Bryant’s Farewell Game	Sold - $800,000 Acquisition Offer Accepted on 01/21/2023	3/5/2021	4/6/2021	$8.00	100,000	$800,000 (3)	$147,929
#11BELAIR	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	One case of twelve (12) bottles of 2011 Vosne-Romanée Aux Reignots, Domaine du Comte Liger-Belair	Closed	3/10/2021	4/6/2021	$11.00	2,000	$22,000 (3)	$1,541
#76PAYTON	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1976 Topps #148 Walter Payton Rookie Card Graded PSA GEM MT 10	Closed	3/9/2021	4/6/2021	$6.50	10,000	$65,000 (3)	$9,750
#17MAHOMES	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	2017 National Treasures Black #161 Patrick Mahomes II Rookie Patch Autograph Card graded BGS NM-MT 8	Sold - $350,000 Acquisition Offer Accepted on 01/24/2022	2/27/2021	4/6/2021	$12.00	25,000	$300,000 (3)	$79,150
#85MJPROMO	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1985 Nike Promo Michael Jordan Bulls RC Rookie graded PSA 10	Closed	3/7/2021	4/6/2021	$8.00	3,500	$28,000 (3)	$4,120
#96KOBE	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1996 Finest Refractors (With Coating) #269 Gold Kobe Bryant Rookie Card Graded BGS GEM MINT 9.5	Closed	3/24/2021	4/9/2021	$11.00	7,000	$77,000 (3)	$7,662

#99CHARZRD	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1999 Pokémon Charizard #4 First Edition Base Set Hologram Trading Card published by Wizards of the Coast graded PSA GEM MT 10	Closed	3/20/2021	4/9/2021	$10.00	35,000	$350,000 (3)	$42,825
#68RYAN	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1968 Topps #177 Nolan Ryan Rookie Card Graded PSA MINT 9	Closed	3/17/2021	4/9/2021	$7.00	10,000	$70,000 (3)	$8,102
#MARADONA	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1979 Panini Calciatori Soccer Diego Maradona Rookie RC #312 graded PSA 9 MINT	Closed	3/16/2021	4/9/2021	$7.00	2,000	$14,000 (3)	$1,428
#POKEYELOW	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1999 Nintendo Game Boy Pokémon Yellow [Pixel ESRB, Early Production] Graded Wata 9.6 A++	Closed	3/23/2021	4/13/2021	$5.00	11,000	$55,000 (3)	$6,850
#POKELUGIA	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	2000 Neo Genesis 1st Edition Holo Lugia #9 Graded PSA GEM MINT 10	Closed	3/15/2021	4/13/2021	$11.00	10,000	$110,000 (3)	$12,475
#XMEN1	12/21/2020	(Post-Qualification Amendment No. 16 to Offering Statement 1)	1963 X-Men #1 CGC NM 9.4 comic book	Sold - $325,000 Acquisition Offer Accepted on 06/21/2021	3/13/2021	4/15/2021	$20.00	12,000	$240,000 (3)	$20,200
#VANHALEN	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	2008 Eddie Van Halen Concert Played and Signed Charvel EVH Art Series One-of-a-Kind Guitar	Closed	2/2/2021	4/15/2021	$12.40	5,000	$62,000 (3)	$5,954

#48JACKIE	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	1948 Leaf Jackie Robinson #79 Rookie Card graded NM-MT 8 by PSA	Closed	1/29/2021	4/15/2021	$20.00	18,750	$375,000 (3)	$27,717
#05MJLJ	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	2005-06 Exquisite Collection Jerseys inserts, Dual Autographs: Michael Jordan and Lebron James graded BGS NM-MT+ 8.5	Closed	3/20/2021	7/1/2021	$4.00	20,500	$82,000 (3)	$7,949
#81MONTANA	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1981 Topps Football #216 Joe Montana Rookie Card Graded PSA GEM MINT 10	Closed	3/29/2021	7/1/2021	$7.00	10,000	$70,000 (3)	$5,175
#00MOUTON	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	One case of twelve (12) bottles of 2000 Château Mouton-Rothschild	Closed	4/1/2021	7/1/2021	$13.50	2,000	$27,000 (3)	$2,181
#07DURANT	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	2007 Topps Chrome Orange Refractor Kevin Durant Rookie Card graded PSA GEM MT 10	Closed	6/4/2021	7/1/2021	$13.00	9,000	$117,000 (3)	-$1,656
#56AARON	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1956 Topps #31 Hank Aaron (White Back) graded PSA Mint 9	Closed	4/23/2021	7/1/2021	$5.00	10,000	$50,000 (3)	$7,401
#85LEMIEUX	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1985 O-Pee-Chee Hockey Mario Lemieux Rookie Card #9 graded PSA GEM-MT 10	Closed	4/7/2021	7/1/2021	$5.00	17,500	$87,500 (3)	$7,251
#87JORDAN	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1987 Fleer Michael Jordan Card #59 graded PSA GEM MT 10	Closed	3/30/2021	7/1/2021	$5.00	10,000	$50,000 (3)	$3,188

#AC23	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1940 Action Comics #23 comic book published by D.C. Comics graded CGC 5.5	Closed	5/25/2021	7/1/2021	$7.00	4,000	$28,000 (3)	$2,620
#APPLE1	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	1976 Apple-1 Computer with Original Box Signed by Steve Wozniak	Closed	4/2/2021	7/1/2021	$25.00	33,000	$825,000 (3)	$65,355
#GWLOTTO	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1768 George Washington Mountain Road Lottery Ticket with Signature	Closed	4/5/2021	7/1/2021	$14.00	2,500	$35,000 (3)	$7,442
#GYMBOX	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	2000 Pokémon Gym Heroes 1st Edition Set Sealed Booster Box	Closed	3/30/2021	7/1/2021	$6.00	3,000	$18,000 (3)	$1,663
#HUCKFINN	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1885 First Edition, Adventures of Huckleberry Finn by Mark Twain	Closed	4/20/2021	7/1/2021	$11.00	2,000	$22,000 (3)	$2,580
#NEOBOX	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	2000 Pokémon Neo Genesis 1st Edition Set Sealed Booster Box	Closed	4/14/2021	7/1/2021	$4.50	10,000	$45,000 (3)	$3,167
#NEWTON	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	1687 First Edition, Continental Issue of Philosophiae Naturalis Principia Mathematica by Sir Isaac Newton	Closed	5/4/2021	7/1/2021	$10.00	30,000	$300,000 (3)	$38,929

#NICKLAUS1	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1 and Supplement No. 1 to Post-Qualification Amendment No. 18 to Offering Statement 1)	1973 Panini #375 Jack Nicklaus Rookie Card Graded by PSA GEM MT 10	Closed	4/7/2021	7/1/2021	$10.00	4,000	$40,000 (3)	$4,001
#POKEMON2	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1999 Pokémon 1st Edition Base Set Sealed Booster Box published by Wizards of the Coast	Closed	4/2/2021	7/1/2021	$10.00	41,500	$415,000 (3)	$32,138
#POKERED	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1998 Game Boy Pokémon Red Video Game graded Wata 9.2 A++	Closed	5/5/2021	7/1/2021	$4.00	10,000	$40,000 (3)	$4,000
#RIVIERA	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1965 Rolex 1601 Datejust retailed by Joyeria Riviera	Closed	4/12/2021	7/1/2021	$5.00	6,000	$30,000 (3)	$5,888
#SMB3	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1990 NES Super Mario Bros. 3 Video Game graded Wata 9.4 A+	Closed	4/11/2021	7/1/2021	$5.00	5,000	$25,000 (3)	$2,150
#WALDEN	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1854 First Edition Walden; or, Life in the Woods by Henry David Thoreau	Closed	5/12/2021	7/1/2021	$10.25	2,000	$20,500 (3)	$2,095
#WZRDOFOZ	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1900 First Edition of The Wonderful Wizard Of OZ	Closed	4/27/2021	7/1/2021	$15.00	6,000	$90,000 (3)	$7,725

#60ALI	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1960 Hemmets Journal #23 Cassius Clay (Muhammad Ali) Rookie Card graded PSA Mint 9	Closed	4/2/2021	7/14/2021	$10.00	23,500	$235,000 (3)	$20,014
#TORNEK	11/25/2020	(Post-Qualification Amendment No. 15 to Offering Statement 1)	1964 Tornek-Rayville ref. TR-900	Closed	11/26/2020	7/14/2021	$5.00	33,000	$165,000 (3)	$8,513
#DIMAGGIO3	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1950-51 Joe DiMaggio Game-Worn Road Jersey Graded MEARS A10	Closed	5/24/2021	7/14/2021	$20.00	22,500	$450,000 (3)	$26,525
#POKEMON3	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1999 Pokémon 1st Edition Complete Set graded PSA GEM MT 10	Closed	4/25/2021	7/14/2021	$120.00	5,000	$600,000 (3)	$36,900
#09CURRY2	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1 and Supplement No. 1 to Post-Qualification Amendment No. 18 to Offering Statement 1)	2009 Playoff National Treasures Stephen Curry Autographed Patch Rookie Card graded BGS GEM MINT 9.5	Closed	3/26/2021	7/28/2021	$25.00	21,000	$525,000 (3)	$62,158
#80ALI	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1980 Muhammad Ali Sparring Gloves Worn in Training for Larry Holmes Bout and Inscribed to Sylvester Stallone	Closed	5/3/2021	7/28/2021	$7.50	10,000	$75,000 (3)	$12,888
#58PELE3	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1958-59 Tupinamba Ltda. Quigol Pelé #109 Rookie Card graded PSA NM -MT 8	Closed	5/7/2021	7/28/2021	$20.00	11,250	$225,000 (3)	$39,785

#BATMAN2	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1940 Batman #2 comic book published by D.C. Comics graded CGC 9.0	Closed	5/10/2021	7/28/2021	$10.00	8,500	$85,000 (3)	$6,913
#85ERVING	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1985 Julius Erving Game Worn and Signed Jersey	Closed	5/17/2021	7/28/2021	$4.50	10,000	$45,000 (3)	$6,044
#LJKOBE	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	2002 LeBron James High School Game Worn Sneakers Gifted by Kobe Bryant.	Sold - $215,000 Acquisition Offer Accepted on 11/15/2021	5/17/2021	7/28/2021	$10.00	18,000	$180,000 (3)	$20,073
#99MJRETRO	5/18/2021	(Post-Qualification Amendment No. 20 to Offering Statement 1)	1999 Upper Deck Retro Inkredible Level 2 Michael Jordan Signed Card graded PSA MINT 9	Closed	6/12/2021	7/28/2021	$5.00	10,000	$50,000 (3)	$4,630
#FLASH123	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1961 The Flash #123 comic book published by D.C Comics graded CGC 9.4	Closed	6/18/2021	7/28/2021	$8.00	3,625	$29,000 (3)	$2,610
#85GPK	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	1985 Topps Garbage Pail Kids Stickers Nasty Nick #1A Card graded PSA GEM MT 10	Closed	6/28/2021	7/28/2021	$12.00	1,000	$12,000 (3)	-$2,765
#IPOD	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	2001 Apple 1st Generation iPod Classic in its Original Factory Sealed Box	Closed	7/2/2021	7/28/2021	$5.00	5,000	$25,000 (3)	$1,539
#HGWELLS	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	1895 First Edition The Time Machine: An Invention Inscribed by H.G Wells	Closed	6/18/2021	8/2/2021	$6.20	7,500	$46,500 (3)	$4,835

#85JORDAN2	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1985 Signed Michael Jordan "Shattered Backboard" Jersey	Closed	3/21/2021	8/2/2021	$14.00	20,000	$280,000 (3)	$44,500
#SANTANA	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	Gibson Les Paul SG Guitar owned and played by Carlos Santana	Closed	6/2/2021	8/9/2021	$5.00	15,000	$75,000 (3)	$15,588
#CONGRESS	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1)	Thomas Heyward Jr’s First edition of the Continental Congress Journal of the Proceeds of the Congress	Closed	6/28/2021	8/9/2021	$24.00	5,000	$120,000 (3)	$18,879
#66ORR	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	1966 Topps Bobby Orr #35 Rookie Card graded NM-MT 8 by PSA	Closed	7/2/2021	8/9/2021	$5.00	10,000	$50,000 (3)	$5,917
#01TIGER2	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	2001 Upper Deck Golf Black Label #1 Tiger Woods Rookie Card graded BGS Pristine 10	Closed	7/9/2021	8/9/2021	$8.50	2,000	$17,000 (3)	$429
#GRIFFEYJR	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	1989 Upper Deck Ken Griffey Jr. Rookie Card #1 graded BGS PRISTINE 10	Closed	7/13/2021	8/9/2021	$8.00	2,500	$20,000 (3)	$3,754
#87ZELDA	5/18/2021	(Post-Qualification Amendment No. 20 to Offering Statement 1)	1987 NES Legend of Zelda Video Game graded Wata 9.4 B+	Closed	7/19/2021	8/9/2021	$11.50	10,000	$115,000 (3)	$12,388

#01HALO	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1 and Supplement No. 1 to Post-Qualification Amendment No. 19 to Offering Statement 1)	2001 Xbox Halo: Combat Evolved (Black Label) Video Game graded Wata 9.4 A+	Closed	7/23/2021	8/9/2021	$6.80	2,500	$17,000 (3)	$1,980
#EINSTEIN2	5/18/2021	(Post-Qualification Amendment No. 20 to Offering Statement 1)	1948 Albert Einstein Typed and Signed Letter On God	Closed	7/9/2021	8/9/2021	$16.00	5,000	$80,000 (3)	$8,000
#86JORDAN2	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	1986 Fleer #8 Michael Jordan Sticker Rookie Card graded PSA GEM MT 10	Closed	7/23/2021	8/11/2021	$8.00	10,000	$80,000 (3)	$4,249
#97KOBE	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	1997 Skybox Jambalaya #12 Kobe Bryant Card graded PSA GEM MT 10	Closed	7/30/2021	8/25/2021	$6.50	10,000	$65,000 (3)	$5,237
#XMEN94	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	1975 X-Men #94 Comic Book published by Marvel graded CGC 9.8	Closed	7/30/2021	8/25/2021	$6.50	10,000	$65,000 (3)	$5,695
#TOPPSTRIO	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	1980 Topps Scoring Leader Card (Bird / Erving /Johnson) Graded PSA MINT 9	Closed	8/6/2021	8/25/2021	$6.00	5,000	$30,000 (3)	-$5,326
#81BIRD	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	1981 Topps #4 Larry Bird Card graded PSA GEM MT 10	Closed	8/11/2021	8/25/2021	$6.00	5,000	$30,000 (3)	-$770

#THEROCK	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	1997 Panini WWF Superstars Stickers #113 Rocky Maivia Card graded PSA GEM MT 10	Closed	8/1/2021	9/1/2021	$12.00	1,000	$12,000 (3)	-$4,159
#04MESSI2	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	2004 Panini Sports Mega Cracks Campeon #35 Lionel Messi Rookie Card graded PSA GEM MT 10	Closed	8/12/2021	9/1/2021	$7.00	5,000	$35,000 (3)	$1,569
#09RBLEROY	9/24/2020	(Post-Qualification Amendment No. 10 to Offering Statement 1)	One case of twelve (12) bottles of 2009 Richebourg, Domaine Leroy	Closed	8/6/2021	9/1/2021	$25.00	4,300	$107,500 (3)	$8,590
#XLXMEN1	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	1975 Giant Size X-Men #1 Comic Book published by Marvel graded CGC 9.8	Closed	8/20/2021	9/7/2021	$8.00	8,000	$64,000 (3)	$5,260
#03LEBRON5	6/25/2021	(Post-Qualification Amendment No. 21 to Offering Statement 1)	2003 Topps Chrome #111 LeBron James Black Refractor Rookie Card graded PSA MINT 9	Closed	8/27/2021	9/13/2021	$10.00	8,500	$85,000 (3)	$9,323
#SLASH	3/29/2021	(Post-Qualification Amendment No. 19 to Offering Statement 1)	Exact aged replica of Slash’s original Factory Black 1966 Gibson Doubleneck Guitar built as a prototype for the Slash EDS-1275 Doubleneck	Closed	8/31/2021	9/30/2021	$5.00	13,000	$65,000 (3)	$13,250
#METEORITE	5/18/2021	(Post-Qualification Amendment No. 20 to Offering Statement 1)	Lunar Meteorite Specimen Feldspathic Lunar Anorthositic Breccia from the Moon	Closed	8/11/2021	9/30/2021	$20.00	17,500	$350,000 (3)	$68,645

#89TMNT	9/15/2021	(Post-Qualification Amendment No. 24 to Offering Statement 1)	1989 NES Teenage Mutant Ninja Turtles Video Game graded Wata 9.4 A	Closed	9/15/2021	10/7/2021	$11.00	2,000	$22,000 (3)	$633
#00BRADY2	5/18/2021	(Post-Qualification Amendment No. 20 to Offering Statement 1)	2000 SP Authentic #118 Tom Brady Rookie Card graded BGS PRISTINE 10	Closed	8/20/2021	10/7/2021	$10.00	32,500	$325,000 (3)	$5,160
#NESWWF	9/21/2021	(Post-Qualification Amendment No. 25 to Offering Statement 1)	1989 NES WWF Wrestlemania Video Game graded Wata 9.6 A+	Closed	9/21/2021	10/7/2021	$3.00	6,000	$18,000 (3)	$1,635
#PUNK9670	9/15/2021	(Post-Qualification Amendment No. 24 to Offering Statement 1)	Number 9670 Female CryptoPunk NFT	Closed	9/16/2021	10/7/2021	$10.00	7,200	$72,000 (3)	$8,040
#18ALLEN	9/21/2021	(Post-Qualification Amendment No. 25 to Offering Statement 1)	2018 National Treasures #163 Josh Allen Autographed Jersey Rookie Card graded BGS 9.5	Closed	9/22/2021	10/12/2021	$3.00	12,000	$36,000 (3)	$2,040
#CASTLEII	9/27/2021	(Post-Qualification Amendment No. 26 to Offering Statement 1)	1988 NES Castlevania II: Simon’s Quest Video Game graded Wata 9.6 A+	Closed	9/27/2021	10/12/2021	$9.00	2,000	$18,000 (3)	$1,635
#36OWENS	9/21/2021	(Post-Qualification Amendment No. 25 to Offering Statement 1)	Four Tickets From Jesse Owens' Gold Medal Events in the 1936 Berlin Olympics	Closed	9/22/2021	10/12/2021	$10.00	2,500	$25,000 (3)	$2,603
#BAYC601	9/27/2021	(Post-Qualification Amendment No. 26 to Offering Statement 1)	Number 601 Bored Ape Yacht Club NFT with Sea Captain’s Hat	Closed	9/27/2021	10/12/2021	$10.00	16,500	$165,000 (3)	$17,686

#60MANTLE	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1960 Signed Mickey Mantle Game-Worn Road Jersey Graded MEARS A10	Closed	8/20/2021	10/20/2021	$20.00	42,500	$850,000 (3)	$34,525
#PUNK8103	9/21/2021	(Post-Qualification Amendment No. 25 to Offering Statement 1)	Number 8103 Male CryptoPunk NFT	Closed	9/21/2021	10/20/2021	$9.33	60,000	$559,800 (3)	$49,404
#GHOST1	9/27/2021	(Post-Qualification Amendment No. 27 to Offering Statement 1)	1973 Ghost Rider #1 Comic Book published by Marvel graded CGC 9.8	Closed	9/27/2021	10/20/2021	$7.00	2,000	$14,000 (3)	$1,199
#KIRBY	10/12/2021	(Post-Qualification Amendment No. 28 to Offering Statement 1)	1992 GameBoy Kirby’s Dream Land Video Game graded Wata 9.8 A++	Closed	10/12/2021	10/26/2021	$6.00	10,000	$60,000 (3)	$8,215
#20HERBERT	9/27/2021	(Post-Qualification Amendment No. 27 to Offering Statement 1)	2020 National Treasures #158 Justin Herbert Autographed Patch Rookie Card graded BGS 9.5	Sold - $86,400 Acquisition Offer Accepted on 7/8/2022	9/27/2021	10/26/2021	$7.00	10,000	$70,000 (3)	$8,090
#HENDERSON	9/27/2021	(Post-Qualification Amendment No. 26 to Offering Statement 1)	1980 Topps #482 Rickey Henderson Rookie Card graded PSA GEM MINT 10	Closed	9/27/2021	10/26/2021	$5.00	27,000	$135,000 (3)	-$188
#03RONALDO	9/27/2021	(Post-Qualification Amendment No. 27 to Offering Statement 1)	2003 Panini #137 Cristiano Ronaldo Rookie Card graded PSA 10	Closed	9/27/2021	10/26/2021	$14.00	12,500	$175,000 (3)	$14,556
#BROSGRIMM	2/23/2021	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1837 Third Edition Presentation Copy of Grimms' Fairy Tales by the Brothers Grimm inscribed to contributor and friend Malchen Hassenpflug	Closed	5/19/2021	10/26/2021	$27.00	5,000	$135,000 (3)	$19,304

#HONUS2	10/12/2021	(Post-Qualification Amendment No. 28 to Offering Statement 1)	1910 Tip-Top Bread Honus Wagner Card graded PSA 5	Closed	10/12/2021	10/26/2021	$10.00	10,000	$100,000 (3)	$11,944
#MARX	10/12/2021	(Post-Qualification Amendment No. 28 to Offering Statement 1)	1867 First Edition Das Kapital By Karl Marx	Closed	10/12/2021	11/3/2021	$15.00	8,000	$120,000 (3)	$12,200
#MEEB15511	10/18/2021	(Post-Qualification Amendment No. 31 to Offering Statement 1)	Number 15511 Pig Meebit	Closed	10/19/2021	11/3/2021	$5.00	15,000	$75,000 (3)	$5,405
#90BATMAN	10/18/2021	(Post-Qualification Amendment No. 31 to Offering Statement 1)	1990 NES Batman Video Game graded Wata 9.8 A+	Closed	10/19/2021	11/3/2021	$5.90	10,000	$59,000 (3)	$7,225
#09HARDEN	10/18/2021	(Post-Qualification Amendment No. 31 to Offering Statement 1)	2009 Topps Chrome Refractor #99 James Harden Rookie Card graded PSA GEM MT 10	Closed	10/19/2021	11/3/2021	$13.00	2,000	$26,000 (3)	$1,484
#SIMPSONS1	10/25/2021	(Post-Qualification Amendment No. 32 to Offering Statement 1)	1991 NES Simpsons: Bart vs. The Space Mutants Video Game graded Wata 9.6 A+	Closed	10/25/2021	11/9/2021	$9.25	2,000	$18,500 (3)	$2,130
#SPIDER129	10/18/2021	(Post-Qualification Amendment No. 31 to Offering Statement 1)	1974 Amazing Spider-Man #129 Comic Book published by Marvel graded CGC 9.8	Closed	10/19/2021	11/9/2021	$4.00	10,000	$40,000 (3)	$2,454
#93JETER	10/25/2021	(Post-Qualification Amendment No. 32 to Offering Statement 1)	1993 SP Foil #279 Derek Jeter Rookie Card graded BGS 9.5	Closed	10/25/2021	11/9/2021	$16.00	1,000	$16,000 (3)	-$375

#NESDK3	10/18/2021	(Post-Qualification Amendment No. 31 to Offering Statement 1)	1986 NES Donkey Kong 3 Video Game graded Wata 9.4 A+	Closed	10/19/2021	11/9/2021	$5.00	22,800	$114,000 (3)	$11,320
#BAYC7359	10/12/2021	(Post-Qualification Amendment No. 28 to Offering Statement 1)	Number 7359 Bored Ape Yacht Club NFT with Space Suit	Closed	10/12/2021	11/10/2021	$10.00	19,000	$190,000 (3)	$20,773
#CURIO10	11/1/2021	(Post-Qualification Amendment No. 33 to Offering Statement 1)	Set of Curio Cards NFTs Numbered One to Ten	Closed	11/1/2021	11/15/2021	$7.50	10,000	$75,000 (3)	$5,868
#WILDTHING	10/25/2021	(Post-Qualification Amendment No. 32 to Offering Statement 1)	1963 First Edition Inscribed copy of Where The Wild Things Are by Maurice Sendak	Closed	10/25/2021	11/15/2021	$9.00	2,000	$18,000 (3)	$1,573
#1776	1/8/2021	(Post-Qualification Amendment No. 17 to Offering Statement 1 and Supplement No. 2 to Post-Qualification Amendment No. 19 to Offering Statement 1)	July 16, 1776 Exeter, New Hampshire broadside of the Declaration of Independence	Closed	4/27/2021	11/26/2021	$25.00	80,000	$2,000,000 (3)	$507,945
#MACALLAN1	11/1/2021	(Post-Qualification Amendment No. 33 to Offering Statement 1)	30 Year Old Macallan Sherry Oak Blue Label Single Malt Scotch Whisky	Closed	11/1/2021	11/30/2021	$13.25	1,000	$13,250 (3)	$104
#98JORDAN2	11/1/2021	(Post-Qualification Amendment No. 33 to Offering Statement 1)	1998 Upper Deck Michael Jordan Jersey Autograph Card graded BGS GEM MINT 9.5	Closed	11/1/2021	11/30/2021	$20.00	16,500	$330,000 (3)	$34,427

#BAYC9159	11/9/2021	(Post-Qualification Amendment No. 34 to Offering Statement 1)	Number 9159 Bored Ape Yacht Club NFT with a Leather Jacket	Closed	11/9/2021	12/8/2021	$5.00	39,000	$195,000 (3)	$2,488
#FANTASY7	11/22/2021	(Post-Qualification Amendment No. 37 to Offering Statement 1)	1997 PlayStation1 Final Fantasy VII	Closed	11/22/2021	12/8/2021	$4.00	10,000	$40,000 (3)	$3,468
#SURFER4	11/9/2021	(Post-Qualification Amendment No. 34 to Offering Statement 1)	1969 Silver Surfer #4 Comic Book published by Marvel graded CGC 9.8	Closed	11/9/2021	12/14/2021	$8.00	10,000	$80,000 (3)	$10,800
#OHTANI1	11/9/2021	(Post-Qualification Amendment No. 34 to Offering Statement 1)	2018 Bowman Chrome Shohei Ohtani Orange Refractors Pitching Autographed Rookie Card graded BGS 9.5	Closed	11/9/2021	12/14/2021	$9.00	10,000	$90,000 (3)	$6,919
#OHTANI2	11/9/2021	(Post-Qualification Amendment No. 34 to Offering Statement 1)	2018 Bowman Chrome Shohei Ohtani Orange Refractors Batting Autographed Rookie Card graded BGS 9.5	Closed	11/9/2021	12/14/2021	$8.00	9,125	$73,000 (3)	$6,123
#WILT100	11/9/2021	(Post-Qualification Amendment No. 34 to Offering Statement 1)	1962 Ticket Stub from Wilt Chamberlain’s 100-Point Game graded PSA 3	Closed	11/9/2021	12/14/2021	$10.00	11,500	$115,000 (3)	$12,349
#PENGUIN	11/15/2021	(Post-Qualification Amendment No. 35 to Offering Statement 1)	1941 Detective Comics #58 Comic Book published by D.C. Comics graded CGC 8.0	Closed	11/15/2021	12/14/2021	$6.00	10,000	$60,000 (3)	$6,019
#KARUIZAWA	11/15/2021	(Post-Qualification Amendment No. 35 to Offering Statement 1)	50 Year Old Karuizawa Aqua of Life Single Malt Whisky	Closed	11/15/2021	12/14/2021	$5.00	13,000	$65,000 (3)	$5,382

#KOMBAT	11/22/2021	(Post-Qualification Amendment No. 36 to Offering Statement 1)	1993 SNES Mortal Combat Video Game graded Wata 9.8 A+	Closed	11/22/2021	12/14/2021	$9.00	10,000	$90,000 (3)	$8,267
#APPLELISA	11/1/2021	(Post-Qualification Amendment No. 33 to Offering Statement 1)	Fully Functioning 1983 Apple Lisa Computer with Original Twiggy Floppy Drives	Closed	11/1/2021	12/22/2021	$11.00	10,000	$110,000 (3)	$11,488
#98MANNING	11/22/2021	(Post-Qualification Amendment No. 36 to Offering Statement 1)	1998 SP Authentic #14 Peyton Manning Rookie Card graded BGS 10	Closed	11/22/2021	12/22/2021	$11.00	2,000	$22,000 (3)	$1,642
#GIJOE	11/22/2021	(Post-Qualification Amendment No. 36 to Offering Statement 1)	1983 Hasbro G.I. Joe: Cobra Commander Action Figure graded AFA 95	Closed	11/22/2021	12/22/2021	$9.00	5,000	$45,000 (3)	$5,755
#BEATLES1	11/22/2021	(Post-Qualification Amendment No. 36 to Offering Statement 1)	1962 The Beatles Signed “Love Me Do” Single	Closed	11/22/2021	12/22/2021	$4.00	6,000	$24,000 (3)	$1,821
#SQUIG5847	11/22/2021	(Post-Qualification Amendment No. 37 to Offering Statement 1)	Number 5847 Art Blocks Chromie Squiggle NFT	Closed	11/22/2021	12/22/2021	$11.00	6,000	$66,000 (3)	$8,100
#PACQUIAO	11/29/2021	(Post-Qualification Amendment No. 38 to Offering Statement 1)	1999 World Boxing #143 Manny Pacquiao Rookie Card graded PSA 10	Closed	11/29/2021	12/22/2021	$8.50	2,000	$17,000 (3)	$1,548
#83JOBS	11/29/2021	(Post-Qualification Amendment No. 38 to Offering Statement 1)	1983 Steve Jobs Leather Jacket Worn in Picture of Jobs Giving the Middle Finger outside the IBM Building	Closed	11/29/2021	12/22/2021	$7.50	10,000	$75,000 (3)	$5,621

#BATMAN181	11/29/2021	(Post-Qualification Amendment No. 38 to Offering Statement 1)	1966 Batman #181 Comic Book published by D.C. Comics graded CGC 9.6	Closed	11/29/2021	12/22/2021	$10.00	5,000	$50,000 (3)	$7,361
#HOBBIT	11/29/2021	(Post-Qualification Amendment No. 38 to Offering Statement 1)	1937 First Edition copy of The Hobbit by J. R. R. Tolkien	Closed	11/29/2021	12/22/2021	$8.00	10,000	$80,000 (3)	$9,150
#PUNK5883	11/29/2021	(Post-Qualification Amendment No. 38 to Offering Statement 1)	Number 5883 Male CryptoPunk NFT	Closed	11/29/2021	1/6/2022	$15.00	40,000	$600,000 (3)	$28,900
#POPEYE	12/6/2021	(Post-Qualification Amendment No. 39 to Offering Statement 1)	1986 NES Popeye Video Game graded Wata 9.4 A+	Closed	12/6/2021	1/6/2022	$10.00	11,000	$110,000 (3)	$17,443
#SMB2	11/22/2021	(Post-Qualification Amendment No. 37 to Offering Statement 1)	1988 NES Super Mario Bros. 2 Video Game graded Wata 9.6 A++	Closed	11/22/2021	1/10/2022	$15.00	20,000	$300,000 (3)	$14,118
#OBIWAN	12/6/2021	(Post-Qualification Amendment No. 39 to Offering Statement 1)	1978 Kenner Star Wars Ben (Obi-Wan) Kenobi Action Figure graded AFA 85	Closed	12/6/2021	1/10/2022	$6.00	2,000	$12,000 (3)	$749
#HAMILTON1	12/6/2021	(Post-Qualification Amendment No. 39 to Offering Statement 1)	2020 Topps Dynasty Triple Relic #ILH Lewis Hamilton Autographed Patch Card graded PSA 10	Closed	12/6/2021	1/10/2022	$7.00	5,000	$35,000 (3)	$4,718
#GIANNIS2	5/18/2021	(Post-Qualification Amendment No. 20 to Offering Statement 1)	2013 Panini National Treasures #130 Giannis Antetokounmpo Signed Jersey Patch Rookie Card graded BGS GEM MINT 9.5	Closed	7/19/2021	1/18/2022	$10.00	41,500	$415,000 (3)	$44,784

#03SERENA	11/15/2021	(Post-Qualification Amendment No. 35 to Offering Statement 1)	2003 NetPro International Series #2A Serena Williams Autographed Patch Rookie Card graded BGS 8	Closed	11/15/2021	1/28/2022	$10.00	8,500	$85,000 (3)	$7,880
#86BONDS	1/3/2022	(Post-Qualification Amendment No. 41 to Offering Statement 1)	1986 Topps Traded TIffany #11T Barry Bonds Rookie Card graded PSA GEM MT 10	Closed	1/3/2022	1/27/2022	$4.00	2,000	$8,000 (3)	$319
#MOBYDICK	1/3/2022	(Post-Qualification Amendment No. 41 to Offering Statement 1)	1851 First Edition copy of Moby Dick by Herman Melville	Closed	1/3/2022	1/28/2022	$7.00	10,000	$70,000 (3)	$8,037
#IPADPROTO	1/3/2022	(Post-Qualification Amendment No. 41 to Offering Statement 1)	2009 Apple Prototype 1st Generation iPad	Closed	1/3/2022	1/27/2022	$6.50	2,000	$13,000 (3)	$1,537
#BAYC4612	12/13/2021	(Post-Qualification Amendment No. 40 to Offering Statement 1)	Number 4612 Bored Ape Yacht Club NFT with Laser Eyes	Closed	12/13/2021	1/31/2022	$7.00	100,000	$700,000 (3)	$27,150
#FORTNITE	1/10/2022	(Post-Qualification Amendment No. 42 to Offering Statement 1)	2017 PlayStation 4 Fortnite Video Game graded Wata 9.8 A+	Closed	1/10/2022	2/3/2022	$8.00	2,000	$16,000 (3)	$1,464
#IROBOT	1/10/2022	(Post-Qualification Amendment No. 42 to Offering Statement 1)	1950 First Edition copy of I, Robot by Isaac Asimov	Closed	1/10/2022	2/3/2022	$8.00	1,000	$8,000 (3)	$1,688
#05RODGERS	1/10/2022	(Post-Qualification Amendment No. 42 to Offering Statement 1)	2005 SP Authentic #252 Aaron Rodgers Autographed Jersey Rookie Card graded BGS 9.5	Closed	1/10/2022	2/3/2022	$8.00	7,000	$56,000 (3)	$4,340

#18OSAKA	1/18/2022	(Post-Qualification Amendment No. 43 to Offering Statement 1)	2018 Sports Illustrated For Kids Naomi Osaka Rookie Card graded PSA 9	Closed	1/18/2022	2/3/2022	$5.00	2,600	$13,000 (3)	$1,723
#LEICAGOLD	1/18/2022	(Post-Qualification Amendment No. 43 to Offering Statement 1)	1996 Leica M6 Gold ’King of Thailand' Camera in Condition ‘A’	Closed	1/18/2022	2/3/2022	$8.00	4,000	$32,000 (3)	$2,824
#IOMMI	9/27/2021	(Post-Qualification Amendment No. 27 to Offering Statement 1)	2019 Gibson Tony Iommi 1964 “Monkey SG” Prototype Guitar	Closed	9/27/2021	2/7/2022	$10.00	6,500	$65,000 (3)	$13,250
#MARIO64	1/3/2022	(Post-Qualification Amendment No. 41 to Offering Statement 1)	1996 Nintendo 64 Super Mario 64 Video Game graded Wata 9.6 A++	Closed	1/3/2022	2/7/2022	$10.00	12,500	$125,000 (3)	$20,090
#GWTW	2/9/2022	(Post-Qualification Amendment No. 45 to Offering Statement 1)	1936 First Edition Inscribed copy of Gone With the Wind by Margaret Mitchell	Closed	2/9/2022	3/2/2022	$5.00	5,000	$25,000 (3)	$2,400
#NEWWORLD	1/24/2022	(Post-Qualification Amendment No. 44 to Offering Statement 1)	1932 First Edition copy of Brave New World by Aldous Huxley	Closed	1/24/2022	3/2/2022	$7.00	2,000	$14,000 (3)	$2,003
#JAWA	1/24/2022	(Post-Qualification Amendment No. 44 to Offering Statement 1)	1978 Kenner Star Wars Vinyl Cape Jawa Action Figure graded AFA 80	Closed	1/24/2022	3/2/2022	$3.00	9,000	$27,000 (3)	$535
#GWLETTER	1/18/2022	(Post-Qualification Amendment No. 43 to Offering Statement 1)	1780 George Washington Handwritten Letter to his Director of Intelligence	Closed	1/18/2022	3/2/2022	$20.00	7,500	$150,000 (3)	$11,743
#MARIOKART	1/24/2022	(Post-Qualification Amendment No. 44 to Offering Statement 1)	1996 Nintendo 64 Mario Kart 64 Video Game graded Wata 9.4 A+	Closed	1/24/2022	3/2/2022	$15.00	5,000	$75,000 (3)	$6,964

#96KOBE2	1/3/2022	(Post-Qualification Amendment No. 41 to Offering Statement 1)	1996 Topps Chrome Refractor #138 Kobe Bryant Rookie Card graded PSA GEM MT 10	Closed	1/3/2022	3/3/2022	$10.00	22,500	$225,000 (3)	-$5,777
#BAYC8827	1/18/2022	(Post-Qualification Amendment No. 43 to Offering Statement 1)	Number 8827 Bored Ape Yacht Club NFT with Trippy Fur	Closed	1/18/2022	3/3/2022	$10.00	82,000	$820,000 (3)	$35,050
#SHOWCASE4	1/24/2022	(Post-Qualification Amendment No. 44 to Offering Statement 1)	1956 Showcase #4 Comic Book published by D.C. Comics graded CGC 7.5	Closed	1/24/2022	3/3/2022	$7.00	11,000	$77,000 (3)	$7,601
#MACALLAN2	2/9/2022	(Post-Qualification Amendment No. 45 to Offering Statement 1)	40 Year Old Macallan Sherry Oak 2016 Release Single Malt Scotch Whisky	Closed	2/9/2022	3/22/2022	$6.00	5,000	$30,000 (3)	-$340
#DOOD6921	2/9/2022	(Post-Qualification Amendment No. 45 to Offering Statement 1)	Number 6921 Doodle NFT	Closed	2/9/2022	3/22/2022	$4.00	11,000	$44,000 (3)	$3,460
#92TIGER	2/9/2022	(Post-Qualification Amendment No. 45 to Offering Statement 1)	1992 Nissan L.A. Open Tiger Woods Debut Ticket graded PSA 6	Closed	2/9/2022	3/22/2022	$7.00	10,000	$70,000 (3)	$4,018
#15COBB	2/14/2022	(Post-Qualification Amendment No. 46 to Offering Statement 1)	1915 Cracker Jack #30 Ty Cobb Card graded PSA NM 7	Closed	2/14/2022	3/22/2022	$11.00	7,000	$77,000 (3)	$5,052
#HIRST1	2/14/2022	(Post-Qualification Amendment No. 46 to Offering Statement 1)	Damien Hirst The Currency “Who’s really the king” NFT	Closed	2/14/2022	3/22/2022	$4.00	5,000	$20,000 (3)	$1,320
#BRADBURY	2/22/2022	(Post-Qualification Amendment No. 47 to Offering Statement 1)	1953 1st Edition Copy of Fahrenheit 451 by Ray Bradbury	Closed	2/22/2022	3/22/2022	$9.00	2,000	$18,000 (3)	$2,838

#BEATLES2	2/22/2022	(Post-Qualification Amendment No. 47 to Offering Statement 1)	1963 Beatles Signed Fan Club Card graded PSA Authentic	Closed	2/22/2022	3/22/2022	$10.00	2,500	$25,000 (3)	$1,483
#SKYWALKER	2/14/2022	(Post-Qualification Amendment No. 46 to Offering Statement 1)	1978 Kenner Star Wars Luke Skywalker Action Figure graded AFA 85	Closed	2/14/2022	3/29/2022	$3.50	5,000	$17,500 (3)	$1,856
#85GPK2	2/28/2022	(Post-Qualification Amendment No. 48 to Offering Statement 1)	Original 1985 Topps Garbage Pail Kids Series 1 Wax Box	Closed	2/28/2022	3/29/2022	$5.00	5,000	$25,000 (3)	$754
#GRIFFEY2	2/28/2022	(Post-Qualification Amendment No. 48 to Offering Statement 1)	1989 Bowman Tiffany #220 Ken Griffey Jr. Rookie Card graded PSA GEM MT 10	Closed	2/28/2022	3/29/2022	$7.75	2,000	$15,500 (3)	$543
#19HAALAND	3/7/2022	(Post-Qualification Amendment No. 49 to Offering Statement 1)	2019 Topps Chrome Bundesliga #72 Erling Haaland Gold Refractor Rookie Card graded PSA 10	Closed	3/7/2022	3/29/2022	$9.00	5,000	$45,000 (3)	$6,693
#MEGALODON	10/12/2021	(Post-Qualification Amendment No. 28 to Offering Statement 1)	Carcharocles Megaladon Jaw: Full Set of Fossilized Teeth in Jaw Reconstruction	Closed	10/12/2021	3/31/2022	$20.00	30,000	$600,000 (3)	$135,930
#KELLER	2/28/2022	(Post-Qualification Amendment No. 48 to Offering Statement 1)	1892 Book Inscribed by Helen Keller to Frances Cleveland	Closed	2/28/2022	4/8/2022	$5.00	3,000	$15,000 (3)	$2,258
#GODFATHER	3/14/2022	(Post-Qualification Amendment No. 50 to Offering Statement 1)	1971 Second Draft Screenplay of The Godfather by Mario Puzo and Francis Ford Coppola	Closed	3/14/2022	4/8/2022	$13.00	1,000	$13,000 (3)	$946

#MAYC5750	1/18/2022	(Post-Qualification Amendment No. 43 to Offering Statement 1)	Number 5750 Mutant Ape Yacht Club NFT with M1 Hawaiian Shirt	Closed	1/18/2022	4/20/2022	$7.00	10,000	$70,000 (3)	$11,649
#SUPREMEPB	3/14/2022	(Post-Qualification Amendment No. 50 to Offering Statement 1)	2018 Supreme Branded Stern Pinball Machine	Closed	3/14/2022	6/16/2022	$6.00	10,000	$60,000 (3)	$3,248
#MJTICKET	2/9/2022	(Post-Qualification Amendment No. 45 to Offering Statement 1)	1984 Michael Jordan Debut Ticket graded PSA 5	Closed	2/9/2022	6/16/2022	$8.00	20,000	$160,000 (3)	$16,443
#BLASTOISE	12/6/2021	(Post-Qualification Amendment No. 39 to Offering Statement 1)	Pokémon Blastoise #009/165R Test Print "Gold Border" Foil Card graded CGC 6.5+	Closed	12/6/2021	7/25/2022	$5.00	50,000	$250,000 (3)	$28,713
#MACALLAN3	6/17/2022	(Post-Qualification Amendment No. 51 to Offering Statement 1)	1938 Macallan Single Malt Scotch Whisky	Closed	6/17/2022	7/25/2022	$5.00	4,100	$20,500 (3)	-$844
#COOLCAT	6/17/2022	(Post-Qualification Amendment No. 51 to Offering Statement 1)	Three Original Cartoons Drawn by The Catoonist, Now Known as Clon	Closed	6/17/2022	7/25/2022	$5.00	4,000	$20,000 (3)	$700
#SUPERMAN6	6/17/2022	(Post-Qualification Amendment No. 51 to Offering Statement 1)	1940 Superman #6 Comic Book published by D.C. Comics graded CGC 8.5	Closed	6/17/2022	8/1/2022	$8.00	3,000	$24,000 (3)	$2,032
#MOONPASS	6/17/2022	(Post-Qualification Amendment No. 51 to Offering Statement 1)	1969 NASA Apollo 11 Mission To The Moon Ticket Pass Graded PSA 8	Closed	6/17/2022	8/19/2022	$5.00	1,300	$6,500 (3)	$388
#90FANTASY	6/17/2022	(Post-Qualification Amendment No. 51 to Offering Statement 1)	1990 NES Final Fantasy Video Game graded WATA 9.4 A	Closed	6/17/2022	10/3/2022	$5.00	3,000	$15,000	$1,750

1962 Amazing Fantasy #15 CGC VG+ 4.5	Cancelled / Underlying Asset Sold Pre-Offering (5)
1937 Heisman Memorial Trophy Awarded to Yale University Halfback Clint Frank	Cancelled / Underlying Asset Sold Pre-Offering (5)
1955 Topps #164 Roberto Clemente Rookie Card graded PSA MINT 9	Cancelled / Underlying Asset Sold Pre-Offering (5)
1984 Nike Air Ship Michael Jordan Game-Worn Sneakers	Cancelled / Underlying Asset Sold Pre-Offering (5)
1988 NES Contra Video Game graded Wata 9.6 A+	Cancelled / Underlying Asset Sold Pre-Offering (5)
Number 160 Nounders Noun NFT	Cancelled (5)
1969 Buzz Aldrin Apollo 11 Flown Signed Flight Plan Page	Cancelled (5)
1935 fully operational three-rotor Enigma I electromechanical cipher machine	Cancelled (5)
1796 Map of the First Post-Revolution large Scale Plan for New York City Drawn by John Anderson Jr	Cancelled (5)
1966 Sandy Koufax Signed Dodgers Road Jersey graded MEARS A9.5	Cancelled (5)
TOTAL	--	--	--	--	--	--	--	--	$30,621,650 (6)	--

Note: Gray shading represents Series for which no Closing of an Offering has occurred. Orange shading represents sale of such Series’ Underlying Asset.

(1)The opening date of a Series will occur no later than two calendar days following the date of qualification of the Offering of such Series by the Commission. With respect to a Series, the Offering of such Series is subject to qualification by the Commission.

(2)Interests sold in Series are generally limited to 2,000 “qualified purchasers” with a maximum of 500 non-“accredited investors”.

(3)Represents the actual values for closed Offerings, including Offering Size, number of Interests sold and sourcing fees at the Closing of the Offering.

(4)Values are based on current or anticipated negotiations of the terms of the respective purchase option agreements or purchase agreements and may be subject to change. Negative values in this column reflect the amount by which the estimated aggregate value of the fees and expenses relating to an Offering exceeds the amount of the Total Proceeds of the Offering.

(5)Represents an Offering that was cancelled with any potential Investors issued a full refund for their attempted subscription.

(6)Represents the proposed maximum public offering price aggregated across all Series for which an Offering is upcoming, open, or closed, as required for purposes of the Form 5110 submitted to FINRA in connection with Offering Statement. Series whose Offerings have been cancelled are not reflected in this total.

(7)On August 24, 2022, the Company approved a forward split of the Membership Interests of Series #52MANTLE, at a ratio of 10-for-1. Membership Interest holders of record at the close of business on August 29, 2022 received nine additional Membership Interests for every Membership Interest held on that date. All Membership Interests and Membership Interests per share data provided herein gives effect to this Membership Interest split applied retroactively. As a result of the stock split, the terms of the Series #52MANTLE Offering were proportionally adjusted as of the start of trading on August 30, 2022 such that the total maximum of Series #52MANTLE Interests outstanding was increased to 10,000.

(8)The Company was notified by one of its authenticators that the signature by Babe Ruth on the asset underlying the Company’s Series #RUTHBALL1 (a 1934-39 Official American League baseball) was likely forged and, following investigatory steps, RSE Markets concluded the same. The Company liquidated Series #RUTHBALL1 and, in connection therewith, the Company voluntarily paid holders of an interest in Series #RUTHBALL1 an amount equal to the most recent sales price per Series #RUTHBALL1 interest (which was also the highest price at which interests in Series #RUTHBALL1 have sold since its initial Offering by the Company), multiplied by the number of Interests held by such holder.

At the time of this filing, all of the Series designated as closed in the Master Series Table have commenced operations, are capitalized and have assets and various Series have liabilities. All assets and liabilities related to the Series described in the Master Series Table are the responsibility of the Series from the time of the Closing of the respective Offerings. All Series highlighted gray in the Master Series Table have not Closed, but we have launched, or are in the process of launching, these and subsequent Offerings for additional Series. Series whose Underlying Assets have been sold and have, or will subsequently be, dissolved are highlighted orange in the Master Series Table.

ITEM 1. DESCRIPTION OF BUSINESS

Company History

The Company’s core business is the identification, acquisition, management and marketing of collectible items (including collectible memorabilia and alcohol) and digital assets, collectively referred to as “Archive Assets” or the “Asset Class,” for the benefit of investors. The Manager of the Company is wholly owned by Rally Holdings, which is in turn wholly owned by RSE Markets, Inc., a Delaware corporation (“RSE Markets”). The Company issues Interests in a number of separate individual Series of the Company. There will be a separate closing with respect to each Offering. Each Series will own a unique Underlying Asset, and the assets and liabilities of each Series will be separate in accordance with Delaware law. An Investor in any Series acquires a proportional share of assets, liabilities, profits and losses as they pertain to a particular Series, and the sole assets and liabilities of any given Series at the time of an Offering related to that particular Series consists of a single Underlying Asset (plus any cash reserves for future Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses of our accompanying Notes to the Consolidated Financial Statements) as well as certain liabilities related to expenses pre-paid by the Asset Manager. “Current Period” refers to the time period between January 1, 2022 and December 31, 2022. “Prior Period” refers to the time period between January 1, 2021 and December 31, 2021. The Manager has assembled a network of advisors (the “Advisory Board”) who may advise the Manager on certain business considerations with respect to the Series and aspects of the Platform.

Description of the Business

The market for the Asset Class is characterized by: (i) a small number of participants who have the financial means to acquire, enjoy and derive financial gains from the highest quality and value Archive Assets, and (ii) a relatively large number of Asset Class enthusiasts who have equivalent knowledge and passion for the assets, but no current mechanism to benefit financially from or enjoy certain benefits of ownership of the Asset Class in the highest value segment. This dichotomy and the disproportionate access to the upper-end of the market have resulted in the creation of significant latent demand from the enthusiast community to participate more meaningfully in an Asset Class that, to date, they have passively watched deliver returns to a select group of participants.

The Company’s mission is to leverage technology and design, modern business models influenced by the sharing economy, and advancements in the financial regulatory environment to democratize the Asset Class. The Company aims to provide enthusiasts with access to the market by enabling them to create a diversified portfolio of equity Interests in the highest quality Archive Assets through a seamless investment experience on the Platform.

An owner interested in selling its Underlying Asset will benefit from greater liquidity, significantly lower transaction costs and overhead, and a higher degree of transparency as compared to traditional methods of transacting in the Underlying Asset. Traditional methods of transacting in Collectible Assets may include large fees, as well as meaningful overhead in terms of asset preparation and marketing costs, and time value. The Company thus aims to align the interests of buyers and sellers, while opening up the market to a significantly larger number of participants than was previously possible, thereby driving market appropriate valuations and greater liquidity.

The Company, with the support of the Manager and its affiliates and through the use of the Platform or the PPEX ATS, aims to provide:

(i)Investors with access to the highest quality Archive Assets for investment, portfolio diversification and secondary market liquidity for their Interests, through the Public Private Execution Network Alternative Trading System (the “PPEX ATS”), although there can be no guarantee that a secondary market will ever develop, through the PPEX ATS, or otherwise, or that appropriate registrations to permit such secondary trading will ever be obtained.

(ii)Asset Sellers with greater market transparency and insights, lower transaction costs, increased liquidity, a seamless and convenient sale process, portfolio diversification and the ability to build equity positions in assets via the Interests issued to Asset Sellers in Offerings for Series Interests conducted through the Platform, as part of total purchase consideration to Asset Sellers.

(iii) All Platform users with a premium, highly curated, engaging Archive Asset media experience, potentially including “fantasy collecting” features.

In the future the Company may generate revenues through the usage of the Underlying Assets (“Contractual Revenues”), through channels which may include, but are not limited to, the following categories:

•Asset Leasing: Renting the Underlying Asset to a third party over a defined period of time for the payment of fees, typically on a monthly basis

•Sponsorship & Advertising: Enabling third-party brands to display advertising on or in connection with the Underlying Asset for the payment of fees, typically on a Cost per Impression (CPM), Cost per Click (CPC), or Cost per Action (CPA) basis

•Licensing & Royalties: Granting the right for third parties to display, perform or access the Underlying Asset for a fixed fee or a fee calculated as a percentage of the revenue generated by such activities

•Asset Merchandising: Selling goods or services related to the Underlying Asset

The Company has not taken any steps to generate contractual revenues from the usage of the Underlying Asset of any Series, but the Company may choose to pursue any of the above channels, or any other channels, in the future.

Our objective is to become the leading marketplace for investing in Collectible Assets and, through the Platform and the PPEX ATS, to provide Investors with financial returns commensurate with returns in the Asset Class, to enable deeper and more meaningful participation by Asset Class enthusiasts in the hobby, to provide experiential and social benefits comparable to those of a world-class Underlying Asset owner, and to manage the collection in a manner that provides exemplary care to the assets and offers potential returns for Investors.

Competition

Although the Company’s business model is unique in the Asset Class, there is potentially significant competition for the Underlying Assets, which the Company securitizes through its Offerings, from many different market participants. While the majority of transactions continue to be peer-to-peer with very limited public information, other market players such as dealers and auction houses will continue to play an increasing role.

Most of our current and potential competitors in the Asset Class, such as dealers and auction houses, have significantly greater financial, marketing and other resources than we do and may be able to devote greater resources to sourcing the Archive Assets for which the Company competes. In addition, almost all of these competitors, in particular the auction houses, have longer operating histories and greater name recognition than we do and are focused on a more established business model.

There are also competing start-up models to facilitate shared ownership of Archive Assets developing in the industry, which will result in additional competition for Archive Assets, some of which have focused on the regulated securities market. There are others who are pursuing similar business models who may decide to enter the Asset Class.

With the continued increase in popularity of the Asset Class, we expect competition for Archive Assets to intensify in the future. Increased competition may lead to increased prices, which will reduce the potential value appreciation that Investors may be able to achieve by owning Interests in the Company’s Offerings and will decrease the number of high-quality assets the Company can securitize through the Platform.

In addition, there are companies that are developing crowd funding models for other alternative asset classes such as racehorses, wine, sports memorabilia, or art, who may decide to enter the Asset Class as well.

Customers

We target the broader U.S. Asset Class enthusiast and the U.S. millennial market as our key customer bases. The customers of the Company are the Investors in each Series that has closed an Offering. As of the date of this filing, the Company has closed the Offerings highlighted in white in the Master Series Table.

Facilities

The Manager operates the Company and manages the collection in a manner that prioritizes the ongoing security of all Underlying Assets. The Manager stores the Underlying Assets, along with other assets, in two professional facilities and in accordance with standards commonly expected when managing Archive Assets of equivalent value and always as recommended by the Advisory Board.

The Company has leased two spaces in purpose built, secure, temperature-controlled storage facilities in New Jersey and Delaware for the purposes of storing the Underlying Assets in a highly controlled environment other than when the Underlying Assets are loaned to other parties or are otherwise being utilized for marketing or similar purposes. Each of the facilities used by the Company are monitored by staff and are under constant video surveillance. Each of the Underlying Assets in the collection are inspected and exercised appropriately on a regular basis according to the maintenance schedule defined for each Underlying Asset by the Asset Manager. In addition to the storage facilities, the Manager of the Company maintains a showroom in New York City.

From time to time various Underlying Assets may be held in third-party facilities. In such cases, the Asset Manager endeavors to ensure that the Underlying Assets are stored with the appropriate care and insurance as would be the case if they were held in the facility in which the Company leases space, unless otherwise specified in the description for an Underlying Asset.

Underlying digital assets are stored by the Manager using commercially reasonable measures in a MetaMask wallet. Specifically, each digital asset will be stored in its own wallet with its own public address, private key, 12-word recovery seed phrase, and “memorable password.” Each wallet’s private key, 12-word recovery seed phrase, and memorable password are separately stored as individual printed copies in a vault in New York with a dedicated alarm system and 24/7 video surveillance, the access codes to which are provided only to a limited number of employees. Presently, a designated employee of the Asset Manager has access to the wallet on a device under their control, accessible via the memorable password. Should this password be forgotten, the wallet can be recovered using the full 12-word recovery seed phrase. We engaged a digital asset custodian to provide third-party custodian storage of our digital assets.

Each of the Underlying Assets in the collection are inspected on a regular basis according to the inspection schedule defined, from time to time, for each Underlying Asset by the Asset Manager in conjunction with members of the Advisory Board.

The Manager and the Asset Manager are located at 446 Broadway, 2nd Floor, New York, NY 10013. The Asset Manager presently has approximately forty-two full-time employees and fourteen part-time contractors. Neither the Manager nor the Company has any employees.

Government Regulation

Claims arising out of actual or alleged violations of law, including certain matters currently under investigation by the SEC, could be asserted against the Company or its affiliates by individuals or governmental authorities and could expose the Company, its affiliates or each Series to significant damages or other penalties, including revocation or suspension of the licenses necessary to conduct business and fines.

Regulation of Intangible Assets

Regulation of intangible assets is under active consideration by the United States through various federal agencies, including the Commission, the Commodity Futures Trading Commission (“CFTC”), the Federal Trade Commission (“FTC”) and the Financial Crimes Enforcement Network (“FinCEN”) of the U.S. Department of the

Treasury, as well as in other countries. State government regulations may also apply. Furthermore, it is expected that regulations will increase, although we cannot anticipate how and when. As the regulatory and legal environment evolves, we may become subject to new laws and regulation by the Commission and other agencies.

In recent years, the Commission and U.S. state securities regulators have stated that certain intangible assets may be classified as securities under U.S. federal and state securities laws; however, there has not been definitive guidance on this point. A number of enforcement actions and regulatory proceedings have since been initiated against issuers of intangible assets and their developers and proponents. Several foreign governments have also issued similar warnings cautioning that intangible assets may be deemed to be securities under the laws of their jurisdictions.

Regulation of intangible asset exchanges in the future may raise transaction costs, potentially offsetting or eliminating many of the key benefits of digital assets. Lack of international coordination raises the risk of an uneven global regulatory landscape. The development of the market for intangible assets globally is in relative limbo currently due to regulatory uncertainty.

Regulation of Exchanges

A platform facilitating the sale and secondary trading of securities potentially may be required to register with the Commission as an exchange. Section 3(a)(1) of the Exchange Act provides that an “exchange” means “any organization, association, or group of persons, whether incorporated or unincorporated, which constitutes, maintains, or provides a market place or facilities for bringing together purchasers and sellers of securities or for otherwise performing with respect to securities the functions commonly performed by a stock exchange as that term is generally understood, and includes the market place and the market facilities maintained by such exchange.” Rule 3b-16(a) under the Exchange Act further provides that a “market place or facility for bringing together purchasers and sellers of securities or for otherwise performing with respect to securities the functions commonly performed by a stock exchange” means someone who brings together the orders for securities of multiple buyers and sellers and “uses established, non-discretionary methods (whether by providing a trading facility or by setting rules) under which such orders interact with each other, and the buyers and sellers entering such orders agree to the terms of a trade.”

We believe that the Platform does not use any non-discretionary methods under which any orders to purchase or sell a security interact with each other. The Platform merely routes orders to a registered broker-dealer to make isolated trades through matching individual buyers and sellers after the buyers and sellers have confirmed their intent to complete the trade.

A system that meets the definition of an exchange and is not excluded under Rule 3b-16(b) must register as a national securities exchange or operate pursuant to an appropriate exemption. One frequently used exemption is for alternative trading systems (“ATS”). Rule 3a1-1(a)(2) under the Exchange Act exempts from the definition of “exchange” under Section 3(a)(1) of the Exchange Act an ATS that complies with Regulation ATS. An ATS that operates pursuant to the Rule 3a1-1(a)(2) exemption and complies with Regulation ATS would not be subject to the registration requirement of Section 5 of the Exchange Act.

Rule 3b-16(b)(1) provides that such an entity will not be “a market place or facilities for bringing together purchasers and sellers of securities or for otherwise performing with respect to securities the functions commonly performed by a stock exchange” solely because it routes orders to a registered broker-dealer. The Platform merely provides bid and ask prices to a registered broker-dealer, and requires users to click through an acknowledgement that any orders being placed are with a registered broker-dealer, not with the Company itself. Any rules for submitting buy or sell orders are set by the participating broker-dealers. In reliance upon Rule 3b-16(b)(1), the Company believes it is not required to register the Platform as an exchange or comply with Regulation ATS as an ATS. However, RSE Markets is currently subject to an SEC investigation related to the potential status of the Platform as an exchange or an ATS.

Privacy and Protection of Investor Data

Aspects of our operations or business are subject to privacy and data protection regulation in the United States and elsewhere. Accordingly, we publish our privacy policies and terms of service, which describe our practices concerning the use, transmission, and disclosure of information. As our business continues to expand in the United States and beyond, and as laws and regulations continue to be passed and their interpretations continue to evolve in numerous jurisdictions, additional laws and regulations may become relevant to us. Regulatory authorities around the world are considering numerous legislative and regulatory proposals concerning privacy and data protection. In addition, the interpretation and application of these privacy and data protection laws in the United States and elsewhere are often uncertain and in a state of flux.

Growing public concern about privacy and the use of personal information may subject us to increased regulatory scrutiny. The FTC has, over the last few years, begun investigating companies that have used personally identifiable information in a deceptive or unfair manner or in violation of a posted privacy policy. If we are accused of violating the terms of our privacy policy or implementing unfair privacy practices, we may be forced to expend significant financial and managerial resources to defend against an FTC action. On May 25, 2018, the European Union implemented the General Data Protection Regulation (the “GDPR”), a privacy regulation that imposes new regulatory scrutiny on our business with customers in the European Economic Area, with possible financial consequences for noncompliance. If we are accused of violating the data protection and privacy rights of European Union citizens, we may be forced to expend significant financial and managerial resources to defend against a GDPR enforcement action by a European Union data protection authority or a European Union citizen. In addition, California recently enacted the California Consumer Privacy Act (“CCPA”), which creates new individual privacy rights for California consumers (as defined in the law) and places increased privacy and security obligations on entities handling personal data of consumers or households. The CCPA became effective on January 1, 2020, but the California Consumer Rights Act (“CPRA”) was recently enacted to strengthen elements of the CCPA effective January 1, 2023. Similar to the GDPR, the CCPA imposes new regulatory scrutiny on our processing of the personal data of our customers in California, with possible financial consequences for noncompliance. If we are accused of violating the CCPA, we may be forced to expend significant financial and managerial resources to defend against an enforcement action by the California Attorney General or, in the event of a data breach, a lawsuit by customers located in California. In addition, there are a number of other states that have considered similar privacy proposals, with states like Virginia and Colorado enacting their own privacy laws (also scheduled to come into effect in January 1, 2023 and July 1, 2023, respectively). These privacy laws may impact our business activities and exemplify the vulnerability of our business to the evolving regulatory environment related to personal data.

Consumer Protection Regulation

The Consumer Financial Protection Bureau and other federal and state regulatory agencies, including the FTC, broadly regulate financial products, enforce consumer protection laws applicable to credit, deposit and payments, and other similar products, and prohibit unfair and deceptive practices. Such agencies have broad consumer protection mandates, and they promulgate, interpret, and enforce laws, rules and regulations, including with respect to unfair, deceptive and abusive acts and practices that may impact or apply to our business. For example, under federal and state financial privacy laws and regulations, we must provide notice to Investors of our policies on sharing non-public information with third parties, among other requirements. In addition, under the Electronic Fund Transfer Act, we may be required to disclose the terms of our electronic fund transfer services to consumers prior to their use of the service, among other requirements.

Investment Company Act of 1940 Considerations

We intend to conduct our operations so that we do not fall within, or are excluded from, the definition of an “investment company” under the Investment Company Act of 1940 (the “Investment Company Act”). Under Section 3(a)(1)(A) of the Investment Company Act, a company is deemed to be an “investment company” if it is, or holds itself out as being, engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting, or trading in securities. We believe that we will not be considered an investment company under Section 3(a)(1)(A) of the Investment Company Act because we will not engage primarily or hold ourselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities. We anticipate that the Underlying Assets for each Series will not be securities.

Under Section 3(a)(1)(C) of the Investment Company Act, a company is deemed to be an “investment company” if it is engaged, or proposes to engage, in the business of investing, reinvesting, owning, holding or trading in securities and owns or proposes to acquire “investment securities” having a value exceeding 40% of the value of the company’s total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis, which we refer to as the “40% test.” We intend to monitor our holdings and conduct operations so that on an unconsolidated basis we will comply with the 40% test with respect to each Series.

If we become obligated to register the Company as an investment company, we would have to comply with a variety of substantive requirements under the Investment Company Act imposing, among other things:

•limitations on capital structure;

•restrictions on specified investments;

•prohibitions on transactions with affiliates; and

•compliance with reporting, record keeping, voting, proxy disclosure and other rules and regulations that would significantly change our operations.

If we were required to register the Company as an investment company but failed to do so, we would be prohibited from engaging in our business, and criminal and civil actions could be brought against us. In addition, our contracts would be unenforceable unless a court required enforcement, and a court could appoint a receiver to take control of us and liquidate our business, all of which would have a material adverse effect on us.

Legal Proceedings

None of the Company, any Series, the Manager, the Asset Manager or any director or executive officer of RSE Markets is presently subject to any material legal proceedings.

ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following information should be read in conjunction with our consolidated financial statements and related notes.

Overview

The Company’s core business is the identification, acquisition, marketing and management of certain collectible items (including collectible memorabilia and alcohol) and digital assets, collectively referred to as the “Archive Assets” or the “Asset Class," for the benefit of the investors. The Company’s mission is to leverage technology and design, modern business models influenced by the sharing economy, and advancements in the financial regulatory environment to democratize the Asset Class. The Company aims to provide enthusiasts with access to the market by enabling them to create a diversified portfolio of equity Interests in the highest quality Archive Assets through a seamless investment experience on the Platform. In addition Investors will have the opportunity to participate in a unique collective ownership experience, including museum/retail locations and social events, as part of the Membership Experience Programs being run by the Manager. The expectation is to generate income in the form of Free Cash Flow (as defined in Note F – Free Cash Flow Distributions and Management Fees of our accompanying Notes to the Consolidated Financial Statements) distributions to Investors in the Underlying Assets.  The Manager may maintain Free Cash Flow funds in a deposit account or an investment account for the benefit of the Series.

We believe that collectors and dealers interested in selling their Archive Assets will benefit from greater liquidity, significantly lower transaction costs and overhead, and a higher degree of transparency as compared to traditional methods of transacting Archive Assets. Auction and consignment models may include upwards of approximately 20% of asset value in transaction costs, as well as meaningful overhead in terms of asset preparation, shipping and marketing costs, and time value. Concurrently, through the Platform and the PPEX ATS, the Company aims to align the interests of buyers and sellers, while opening up the market to a significantly larger number of participants than was previously possible, thereby driving market appropriate valuations and greater liquidity.

Trends Affecting Our Business

Our results of operations are affected by a variety of factors, including conditions in the financial markets and the economic and political environments, particularly in the United States. Global economic conditions, including political environments, financial market performance, interest rates, credit spreads or other conditions beyond our control are unpredictable and could negatively affect the value of the Underlying Assets, our ability to acquire and manage Archive Assets, and the success of our current and future Offerings. In addition to the aforementioned macroeconomic trends, we believe the following factors will influence our future performance:

•We have a limited operating history upon which to base an evaluation of our business and prospects. We have devoted substantially all our efforts to establishing our business and principal operations, which commenced in 2019. Our short operating history may hinder our ability to successfully meet our objectives and makes it difficult for potential investors to evaluate our business or prospective operations. No revenue models have been developed at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time. We will update the appropriate disclosure at such time as revenue models have been developed. From time to time, Rally or a Series may receive income from other sources such as an NFT airdrop event or NFT conference, that are recognized as investment income. During the Current Period, no free cash flow distributions were made and no management fee was distributed. See Note F – Free Cash Flow Distributions and Management Fees of our accompanying Notes to the Consolidated Financial Statements for the table that presents free cash flow distributions by Series for the Current Period and Prior Period

•We are in large part reliant on the Asset Manager and its employees to grow and support our business. The successful operation of the Company (and therefore, the success of the Interests) is in part dependent on the ability of the Asset Manager to source, acquire and manage the Underlying Assets and for the Asset Manager to maintain the Platform.  As the Asset Manager has been in existence since only October

2020 and is an early-stage startup company, it has no significant operating history. Further, the Asset Manager is also the Asset Manager for RSE Collection, LLC, RSE Innovation, LLC, and RSE Portfolio, LLC, and it may become the Asset Manager of other series limited liability companies with similar business models in the collectible automobiles, memorabilia, alcohol, and other Underlying Asset classes, such as domain names, in the future. While the Asset Manager thus has some similar management experience, its experience is limited, and it has limited experience selecting or managing assets in the Asset Class. Furthermore, there are a number of key factors that will potentially impact our operating results going forward including the ability of the Asset Manager to:

ocontinue to source high quality Archive Assets at reasonable prices to securitize through the Platform;

omarket the Platform and the Offerings in individual Series of the Company and attract Investors to the Platform to acquire the Interests issued by Series of the Company;

ofind and retain operating partners to support the regulatory and technology infrastructure necessary to operate the Platform;

ocontinue to develop the Platform and provide the information and technology infrastructure to support the issuance of Interests in Series of the Company; and

ofind operating partners to manage the collection of Underlying Assets at a decreasing marginal cost per asset.

•Over the past few years public interest in collectible assets has grown, particularly with respect to trading cards, sports memorabilia and other specific types of the assets in the Asset Class. For example, in February of 2021, eBay reported that trading card sales had seen a 142% growth from 2019 to 2020. This eBay report also included non-sports and gaming cards stating that Pokémon was the overall growth leader last year where sales were up 574%. The Pokémon Company further revealed that they sold 3.7 Billion Pokémon cards during the fiscal year 2020-2021. Additionally, over four million more trading cards were sold on eBay by U.S based accounts in 2020 than the year before. Per ResearchAndMarkets.com, “The United States Sports Trading Card Market was valued at USD $4,707.21 Million in 2019 and is projected to reach USD $62,063.80 Million by 2027, growing at a CAGR of 28.76% from 2020 to 2027.”

•With the continued increase in popularity of the Asset Class, we expect competition for Archive Assets to intensify in the future. Although our business model is uncommon in the Asset Class, there is potentially significant competition for the Underlying Assets, which the Company securitizes through its Offerings, from many different market participants. While the majority of transactions continue to be peer-to-peer with very limited public information, other market players such as dealers and auction houses continue to play a prominent role. There are also competing start-up models to facilitate shared ownership of Archive Assets developing in the industry, which will result in additional competition for Archive Assets.

•We may be negatively impacted by volatility in the political and economic environment, and a period of sustained inflation across the markets in which we operate could result in higher operating costs. Trade, monetary and fiscal policies, and political and economic conditions may substantially change, and credit markets may experience periods of constriction and variability. These conditions may impact our business. Further, elevated inflation may negatively impact our business and increase our costs. Sustained inflation across the markets in which we operate could negatively affect any attempts to mitigate the increases to our costs. In addition, the effects of inflation on consumers’ budgets could result in the reduction of potential Investors’ spending and investing habits. If RSE Markets, the Asset Manager, the Manager or we are unable to take actions to effectively mitigate the effect of the resulting higher costs, their and/or our financial position could be negatively impacted.

At the time of this filing all of the Series designated as closed in the Master Series Table have commenced operations, are capitalized and have assets and various Series have liabilities. All assets and liabilities related to the Series described in the Master Series Table are the responsibility of the Series from the time of the Closing of the respective Offerings.

Investments in Underlying Assets

We provide investment opportunities in Archive Assets to Investors through the Platform, financed through various methods including loans from affiliates of the Manager or other third-parties, when we purchase an Underlying Asset prior to the Closing of an Offering, and through purchase option agreements or consignment agreements negotiated with third-parties or affiliates when we finance the purchase of an Underlying Asset with the proceeds of an Offering. Additional information can be found below and in the Master Series Table. We typically acquire Underlying Assets through the following methods.

•Upfront purchase – the Company acquires an Underlying Asset prior to launch of the Offering related to the Series.

•Purchase agreement – the Company enters into an agreement with an Asset Seller to acquire an Underlying Asset, which may expire prior to the Closing of the Offering for the related Series, in which case the Company is obligated to acquire the Underlying Asset prior to the Closing.

•Purchase option agreement – the Company enters into a purchase option agreement with an Asset Seller, which gives the Company the right, but not the obligation, to acquire the Underlying Asset.

•Consignment agreement – the Company enters into a consignment agreement with an Asset Seller, which gives the Company the right, but not the obligation, to acquire the Underlying Asset and under which the Company takes possession of the Underlying Asset during a consignment period.

We received multiple loans or payments from various parties to support the financing of the acquisition of the Underlying Assets for which the details are listed in the tables below. Such payments or loans have been or will be repaid from the proceeds of successful Series’ initial Offering, if necessary. Upon completion of the Offering of each of the Series of Interests, each of the Series shall acquire their respective Underlying Assets for the aggregate consideration consisting of cash and Interests as the Manager may determine in its reasonable discretion in accordance with the disclosures set forth in these Series’ Offering documents. In various instances, as noted in the tables below, the Asset Seller is issued Interests in a particular Series as part of the total purchase consideration to the Asset Seller. In addition, there are instances where the Company finances an acquisition through the proceeds of the Offering, as in the case of a purchase option, and therefore requires no additional financing or only financing to make an initial down payment, as the case may be.

The Company incurred the “Acquisition Expenses,” which include transportation of the Archive Assets to the Manager’s storage facility, pre-purchase inspection, pre-Offering refurbishment, and other costs detailed in the Manager’s allocation policy, listed in the tables below, the majority of which are capitalized into the purchase prices of the various Underlying Assets. Acquisition Expenses such as interest expense on a loan to finance an acquisition or marketing expenses related to the promotional materials created for an Underlying Asset are not capitalized. The Acquisition Expenses are generally initially funded by the Manager or its affiliates but will be reimbursed with the proceeds from an Offering related to such Series to the extent described in the applicable Offering documents. In the event that certain Acquisition Expenses are anticipated prior to the Closing of an Offering but are incurred only after the Closing, for example transportation fees related to transportation from the Asset Seller to the Company’s storage facility, additional cash from the proceeds of the Offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the Closing of the Offering.

In addition to acquiring Underlying Assets, from time to time the Company receives take-over offers for certain Underlying Assets. Per the terms of the Company’s Amended and Restated Limited Liability Company Agreement (the “Operating Agreement”), the Company, together with the Manager and the Manager’s Advisory Board evaluates the offers and determines if it is in the interest of the Investors to sell the Underlying Asset. In evaluating the offers, the Manager also considers the preference of Investors in the related Series as expressed by the nonbinding voting results of a poll of such Investors on the question whether to sell the Underlying Asset. In certain instances, the Company may decide to sell an Underlying Asset that is on the books of the Company but not yet transferred to a particular Series, because no Offering has yet occurred. In these instances, the anticipated Offering related to such Underlying Assets will be cancelled.

“Current Period” refers to the time period between January 1, 2022 and December 31, 2022. “Prior Period” refers to the time period between January 1, 2021 and December 31, 2021.

During the Current Period, we signed purchase agreements to acquire assets for the following Series.

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#BAYC8827	Purchase Option Agreement / 01/04/2022	3/3/2022	$770,000	$0	$499,400	$0	$270,600	33%	$0
#DOOD6921	Purchase Option Agreement / 01/12/2022	3/22/2022	$39,000	$0	$28,000	$0	$11,000	25%	$0
#92TIGER	Purchase Option Agreement / 01/13/2022	3/22/2022	$64,000	$0	$57,000	$0	$7,000	10%	$357
#HIRST1	Upfront Purchase / 01/11/2022	3/22/2022	$17,336	$0	$17,336	$0	$0	0%	$0
#BEATLES2	Upfront Purchase / 01/13/2022	3/22/2022	$21,888	$0	$21,888	$0	$0	0%	$357
#19HAALAND	Upfront Purchase / 02/03/2022	3/29/2022	$36,533	$0	$36,533	$0	$0	0%	$424
#GODFATHER	Purchase Agreement / 02/09/2022	4/8/2022	$10,500	$0	$10,500	$0	$0	0%	$424
#MAYC5750	Upfront Purchase / 01/05/2022	4/20/2022	$56,518	$0	$56,518	$0	$0	0%	$0
#MJTICKET	Purchase Agreement / 01/13/2022	6/16/2022	$140,000	$0	$140,000	$0	$0	0%	$357
#COOLCAT	Upfront Purchase / 06/06/2022	7/25/2022	$18,000	$0	$18,000	$0	$0	0%	$0
#MACALLAN3	Upfront Purchase / 05/31/2022	7/25/2022	$18,794	$0	$18,794	$0	$0	0%	$1,446
#SUPERMAN6	Upfront Purchase / 03/09/2022	8/1/2022	$20,350	$0	$20,350	$0	$0	0%	$480
#MOONPASS	Purchase Option Agreement / 03/16/2022	8/19/2022	$4,500	$0	$4,500	$0	$0	0%	$647
#90FANTASY	Upfront Purchase / 02/24/2022	10/3/2022	$12,000	$0	$12,000	$0	$0	0%	$198
#NOUN160	Upfront Purchase / 05/28/2022	-	$174,495	$0	$174,495	$0	$0	0%	$0
#91WOLVRIN	Upfront Purchase / 02/24/2022	-	$43,200	$0	$43,200	$0	$0	0%	$198
#66KOUFAX	Purchase Option Agreement / 02/09/2022	-	$550,000	$0	$0	$0	$0	0%	$424
Total for 2022	New Agreements: 17 Closings: 14	--	$1,997,114	$0	$1,158,514	$0	$288,600	-	$5,312
Total for 2021	New Agreements: 191 Closings: 206	--	$19,613,611	$0	$13,930,276	$2,144,000	$1,799,248	-	$74,328

Note: Gray shading represents Series for which no Closing of an Offering has occurred as of the end of the Current Period.

Note: New Agreements and Closings represent only those agreements signed and those Offerings closed in the Current period.

Note: Purchase Price, Down payment Amount, Financings and Acquisition Expenses represent only the incremental amounts for the Current Period i.e., if an Underlying Asset was purchased in a previous period, but had a Closing in the Current period, it would not contribute to the totals for the Current Period.

(1)If exact Offering dates (specified as Month Day, Year) are not shown, then expected Offering dates are presented.

(2)Values are based on current negotiations of the terms of the respective purchase option agreements or purchase agreements and may be subject to change.

At the end of the Current Period, no Offerings of Series Interests were ongoing.

Series	Qualification Date	Underlying Asset	Offering Price per Interest	Membership Interests	Offering Size	Sourcing Fee	Opening Date	Closing Date

Total for Current Period		0 Series	-	-	-	$0	-	-
Total for Prior Period		168 Series	-	-	-	$2,727,119	-	-

The Offerings relating to the Series listed below closed during the Current Period.

Series / Series Name	Qualification Date	Underlying Asset	Purchase Price	Opening Date	Closing Date	Date Underlying Asset Acquired	Offering Price per Interest	Membership Interests	Offering Size	Sale Price	Dividend Amount Per Interest
#PUNK5883	11/29/2021	Number 5883 Male CryptoPunk NFT	$560,000	11/29/2021	1/6/2022	1/7/2022	$15.00	40,000	$600,000	$0	$0
#POPEYE	12/6/2021	1986 NES Popeye Video Game graded Wata 9.4 A+	$90,000	12/6/2021	1/6/2022	12/23/2021	$10.00	11,000	$110,000	$0	$0
#SMB2	11/22/2021	1988 NES Super Mario Bros. 2 Video Game graded Wata 9.6 A++	$280,000	11/22/2021	1/10/2022	1/9/2022	$15.00	20,000	$300,000	$0	$0
#OBIWAN	12/6/2021	1978 Kenner Star Wars Ben (Obi-Wan) Kenobi Action Figure graded AFA 85	$9,999	12/6/2021	1/10/2022	10/21/2021	$6.00	2,000	$12,000	$0	$0
#HAMILTON1	12/6/2021	2020 Topps Dynasty Triple Relic #ILH Lewis Hamilton Autographed Patch Card graded PSA 10	$28,800	12/6/2021	1/10/2022	10/29/2021	$7.00	5,000	$35,000	$0	$0
#GIANNIS2	5/18/2021	2013 Panini National Treasures #130 Giannis Antetokounmpo Signed Jersey Patch Rookie Card graded BGS GEM MINT 9.5	$360,000	7/19/2021	1/18/2022	4/23/2021	$10.00	41,500	$415,000	$0	$0

#03SERENA	11/15/2021	2003 NetPro International Series #2A Serena Williams Autographed Patch Rookie Card graded BGS 8	$75,000	11/15/2021	1/28/2022	10/29/2021	$10.00	8,500	$85,000	$0	$0
#86BONDS	1/3/2022	1986 Topps Traded TIffany #11T Barry Bonds Rookie Card graded PSA GEM MT 10	$6,500	1/3/2022	1/27/2022	6/1/2021	$4.00	2,000	$8,000	$0	$0
#MOBYDICK	1/3/2022	1851 First Edition copy of Moby Dick by Herman Melville	$60,000	1/3/2022	1/28/2022	9/16/2021	$7.00	10,000	$70,000	$0	$0
#IPADPROTO	1/3/2022	2009 Apple Prototype 1st Generation iPad	$10,200	1/3/2022	1/27/2022	11/5/2021	$6.50	2,000	$13,000	$0	$0
#BAYC4612	12/13/2021	Number 4612 Bored Ape Yacht Club NFT with Laser Eyes	$660,000	12/13/2021	1/31/2022	1/14/2022	$7.00	100,000	$700,000	$0	$0
#FORTNITE	1/10/2022	2017 PlayStation 4 Fortnite Video Game graded Wata 9.8 A+	$13,200	1/10/2022	2/3/2022	11/29/2021	$8.00	2,000	$16,000	$0	$0
#IROBOT	1/10/2022	1950 First Edition copy of I, Robot by Isaac Asimov	$5,000	1/10/2022	2/3/2022	10/22/2021	$8.00	1,000	$8,000	$0	$0
#05RODGERS	1/10/2022	2005 SP Authentic #252 Aaron Rodgers Autographed Jersey Rookie Card graded BGS 9.5	$50,000	1/10/2022	2/3/2022	8/17/2021	$8.00	7,000	$56,000	$0	$0
#18OSAKA	1/18/2022	2018 Sports Illustrated For Kids Naomi Osaka Rookie Card graded PSA 9	$10,000	1/18/2022	2/3/2022	7/6/2021	$5.00	2,600	$13,000	$0	$0
#LEICAGOLD	1/18/2022	1996 Leica M6 Gold ’King of Thailand' Camera in Condition ‘A’	$27,570	1/18/2022	2/3/2022	11/26/2021	$8.00	4,000	$32,000	$0	$0
#IOMMI	9/27/2021	2019 Gibson Tony Iommi 1964 “Monkey SG” Prototype Guitar	$50,000	9/27/2021	2/7/2022	2/11/2022	$10.00	6,500	$65,000	$0	$0
#MARIO64	1/3/2022	1996 Nintendo 64 Super Mario 64 Video Game graded Wata 9.6 A++	$102,000	1/3/2022	2/7/2022	11/29/2021	$10.00	12,500	$125,000	$0	$0
#GWTW	2/9/2022	1936 First Edition Inscribed copy of Gone With the Wind by Margaret Mitchell	$21,250	2/9/2022	3/2/2022	6/18/2021	$5.00	5,000	$25,000	$0	$0

#NEWWORLD	1/24/2022	1932 First Edition copy of Brave New World by Aldous Huxley	$10,625	1/24/2022	3/2/2022	10/22/2021	$7.00	2,000	$14,000	$0	$0
#JAWA	1/24/2022	1978 Kenner Star Wars Vinyl Cape Jawa Action Figure graded AFA 80	$25,063	1/24/2022	3/2/2022	10/29/2021	$3.00	9,000	$27,000	$0	$0
#GWLETTER	1/18/2022	1780 George Washington Handwritten Letter to his Director of Intelligence	$135,000	1/18/2022	3/2/2022	2/4/2022	$20.00	7,500	$150,000	$0	$0
#MARIOKART	1/24/2022	1996 Nintendo 64 Mario Kart 64 Video Game graded Wata 9.4 A+	$66,000	1/24/2022	3/2/2022	11/29/2021	$15.00	5,000	$75,000	$0	$0
#96KOBE2	1/3/2022	1996 Topps Chrome Refractor #138 Kobe Bryant Rookie Card graded PSA GEM MT 10	$240,000	1/3/2022	3/3/2022	4/30/2021	$10.00	22,500	$225,000	$0	$0
#BAYC8827	1/18/2022	Number 8827 Bored Ape Yacht Club NFT with Trippy Fur	$770,000	1/18/2022	3/3/2022	2/4/2022	$10.00	82,000	$820,000	$0	$0
#SHOWCASE4	1/24/2022	1956 Showcase #4 Comic Book published by D.C. Comics graded CGC 7.5	$67,000	1/24/2022	3/3/2022	12/23/2021	$7.00	11,000	$77,000	$0	$0
#MACALLAN2	2/9/2022	40 Year Old Macallan Sherry Oak 2016 Release Single Malt Scotch Whisky	$35,402	2/9/2022	3/22/2022	10/22/2021	$6.00	5,000	$30,000	$0	$0
#DOOD6921	2/9/2022	Number 6921 Doodle NFT	$39,000	2/9/2022	3/22/2022	3/4/2022	$4.00	11,000	$44,000	$0	$0
#92TIGER	2/9/2022	1992 Nissan L.A. Open Tiger Woods Debut Ticket graded PSA 6	$64,000	2/9/2022	3/22/2022	3/4/2022	$7.00	10,000	$70,000	$0	$0
#15COBB	2/14/2022	1915 Cracker Jack #30 Ty Cobb Card graded PSA NM 7	$70,000	2/14/2022	3/22/2022	9/10/2021	$11.00	7,000	$77,000	$0	$0
#HIRST1	2/14/2022	Damien Hirst The Currency “Who’s really the king” NFT	$17,336	2/14/2022	3/22/2022	1/11/2022	$4.00	5,000	$20,000	$0	$0
#BRADBURY	2/22/2022	1953 1st Edition Copy of Fahrenheit 451 by Ray Bradbury	$13,750	2/22/2022	3/22/2022	10/22/2021	$9.00	2,000	$18,000	$0	$0
#BEATLES2	2/22/2022	1963 Beatles Signed Fan Club Card graded PSA Authentic	$21,888	2/22/2022	3/22/2022	1/14/2022	$10.00	2,500	$25,000	$0	$0

#SKYWALKER	2/14/2022	1978 Kenner Star Wars Luke Skywalker Action Figure graded AFA 85	$14,278	2/14/2022	3/29/2022	11/12/2021	$3.50	5,000	$17,500	$0	$0
#85GPK2	2/28/2022	Original 1985 Topps Garbage Pail Kids Series 1 Wax Box	$22,400	2/28/2022	3/29/2022	1/7/2022	$5.00	5,000	$25,000	$0	$0
#GRIFFEY2	2/28/2022	1989 Bowman Tiffany #220 Ken Griffey Jr. Rookie Card graded PSA GEM MT 10	$13,701	2/28/2022	3/29/2022	5/21/2021	$7.75	2,000	$15,500	$0	$0
#19HAALAND	3/7/2022	2019 Topps Chrome Bundesliga #72 Erling Haaland Gold Refractor Rookie Card graded PSA 10	$36,533	3/7/2022	3/29/2022	1/27/2022	$9.00	5,000	$45,000	$0	$0
#MEGALODON	10/12/2021	Carcharocles Megaladon Jaw: Full Set of Fossilized Teeth in Jaw Reconstruction	$450,000	10/12/2021	3/31/2022	2/22/2021	$20.00	30,000	$600,000	$0	$0
#KELLER	2/28/2022	1892 Book Inscribed by Helen Keller to Frances Cleveland	$11,250	2/28/2022	4/8/2022	10/1/2021	$5.00	3,000	$15,000	$0	$0
#GODFATHER	3/14/2022	1971 Second Draft Screenplay of The Godfather by Mario Puzo and Francis Ford Coppola	$10,500	3/14/2022	4/8/2022	2/11/2022	$13.00	1,000	$13,000	$0	$0
#MAYC5750	1/18/2022	Number 5750 Mutant Ape Yacht Club NFT with M1 Hawaiian Shirt	$56,518	1/18/2022	4/20/2022	1/5/2022	$7.00	10,000	$70,000	$0	$0
#SUPREMEPB	3/14/2022	2018 Supreme Branded Stern Pinball Machine	$52,500	3/14/2022	6/16/2022	12/17/2021	$6.00	10,000	$60,000	$0	$0
#MJTICKET	2/9/2022	1984 Michael Jordan Debut Ticket graded PSA 5	$140,000	2/9/2022	6/16/2022	1/21/2022	$8.00	20,000	$160,000	$0	$0
#COOLCAT	6/17/2022	Two Original Cartoons Drawn by The Catoonist, Now Known as Clon	$18,000	6/17/2022	7/25/2022	6/6/2022	$5.00	4,000	$20,000	$0	$0
#BLASTOISE	12/6/2021	Pokémon Blastoise #009/165R Test Print "Gold Border" Foil Card graded CGC 6.5+	$216,000	12/6/2021	7/25/2022	7/30/2021	$5.00	50,000	$250,000	$0	$0
#MACALLAN3	6/17/2022	"1938 Macallan Single Malt Scotch Whisky	$18,794	6/17/2022	7/25/2022	5/31/2022	$5.00	4,100	$20,500	$0	$0

#SUPERMAN6	6/17/2022	1940 Superman #6 Comic Book published by D.C. Comics graded CGC 8.5	$20,350	6/17/2022	8/1/2022	3/11/2022	$8.00	3,000	$24,000	$0	$0
#MOONPASS	6/17/2022	1969 NASA Apollo 11 Mission To The Moon Ticket Pass Graded PSA 85	$4,500	6/17/2022	8/19/2022	3/25/2022	$5.00	1,300	$6,500	$0	$0
#90FANTASY	6/17/2022	1990 NES Final Fantasy Video Game graded WATA 9.4 A	$12,000	6/17/2022	10/3/2022	3/11/2022	$5.00	3,000	$15,000	$0	$0
Total for Current Period		49 Series	$5,091,907	-	-	-	-	-	$5,717,000	-	-
Total for Prior Period		173 Series	$19,251,141	-	-	-	-	-	$3,068,769	-	-

Operating Results for the Current Period and the Prior Period

Changes in operating results are impacted significantly by any increase in the number of Underlying Assets that the Company, through the Asset Manager, operates and manages. During the Current Period and the Prior Period, the Company engaged in acquiring Underlying Assets, entering into Purchase and Purchase Option Agreements, launching Offerings, Closing Offerings, and selling Underlying Assets. Additional information can be found below in the Asset Acquisitions, Purchase Options and Asset Sales subsection, the trend information and the investments in Underlying Assets sections above, or above in the Master Series Table.

Revenues

Revenues may be generated at the Company or the Series level. No revenue models have been demonstrated at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time. We will update the appropriate disclosure at such time as revenue models have been demonstrated. From time to time, Rally or a Series may receive income from other sources such as an NFT airdrop event or NFT conference, that are out of the control or direction of the Company. During the Current Period, free cash flow from such events allowed distributions as shown in the table below and no management fee was distributed. See Note F – Free Cash Flow Distributions and Management Fees of our accompanying Notes to the Consolidated Financial Statements for the table represents free cash flow distributions by Series for the Current Period and Prior Period

Operating Expenses

The Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses of our accompanying Notes to the Consolidated Financial Statements) incurred prior to the Closing of an Offering related to any of the Underlying Assets are being paid by the Manager and recognized by the Company as capital contributions and will not be reimbursed by the Series. Each Series of the Company will be responsible for its own Operating Expenses beginning on the Closing date of the Offering for such Series Interests.  However, the Manager has agreed to pay and not be reimbursed for certain but not all expenses such as post-closing Operating Expenses incurred and recorded by Series’ of the Company through the Current Period and Prior Period. These are accounted for as capital contributions by each respective Series.

Consolidated Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses of our accompanying Notes to the Consolidated Financial Statements) for the Company and all of the Series that are presented as expenses and losses in the Consolidated Statements of Operations summarized by category for the Current Period and the Prior Period are as follows:

		Total Operating Expenses
	Current Period	Prior Period	Difference	% Change	Explanation
Storage	$ 38,994	$ 60,793	$ (21,799)	-36%	Decrease is due to change in allocation methodology
Transportation	39,271	2,683	36,588	1364%	More movement of assets for showing
Insurance	240,292	219,900	20,392	9%	More assets added in the Current Period
Bookkeeping and Accounting Fees	78,837	133,759	(54,922)	-41%	Decrease is due to change in allocation methodology
Marketing Expense	31,135	60,330	(29,195)	-48%	Fewer offerings during the Current Period
Banking Fees	370	695	(325)	-47%	Fewer bank charges in Current Period
Transaction Fees	406	-	406	N/A	No transaction fees in Prior Period
Loss on Sale	117,461	4,305	113,156	2628%	Increase in sales below carrying value
Loss on Sale of Digital Assets	6,135	-	6,135	N/A	No digital asset sales in Prior Period
Loss on Impairment	601,580	402,420	199,160	49%	More assets being impaired due to market conditions
Total	$ 1,154,481	$ 884,885	$ 269,596	30%

Consolidated gains and other investment income as presented in the Consolidated Statements of Operations for the Current Period and Prior Period are as follows:

		Total Gains and Other Investment Income
	Current Period	Prior Period	Difference	% Change	Explanation
Gain on Sale	$ 1,630,556	$ 2,593,771	$ (963,215)	-37%	Lower gains on sales of assets in the Current Period
Investment Income / (Loss)	503,555	-	503,555	N/A	Investment income from NFT Airdrops in current period, none in prior period
Total	$ 2,134,111	$ 2,593,771	$ (459,660)	-18%

See Consolidated Statements of Operations for details of each Series’ expenses, losses, gains and investment income for the Current Period and Prior Period.

Expenses, Losses, Gains and Investment Income
	Current Period	Prior Period
Total Series	$ 1,484,197	$ 2,153,318
RSE Archive	(504,567)	(444,433)
Total	$ 979,630	$ 1,708,886

Asset Acquisitions, Purchase Options and Asset Sales

The table below summarizes agreements related to asset acquisitions or asset disposals that were signed during the Current Period and Prior Period and presents the value of Underlying Assets represented by those agreements.

	# of Assets Disposed	Total Value of Assets Disposed ($)	# of Assets Acquired	Total Value Assets Acquired ($)	# of Purchase Option Agreements	Total Value of Purchase Option Agreements ($)	# of Purchase Agreements	Total Value of Purchase Agreements ($)	Grand Total #
Current Period	(28)	($2,791,303)	10	$419,114	5	$1,427,500	2	$150,500	(11)
Prior Period	(21)	($3,627,900)	175	$18,473,872	0	0	44	$6,737,650	198
Cumulative Total:	(49)	($6,419,203)	185	$18,892,986	5	$1,427,500	46	$6,888,150	187

See Note A – Description of Organization and Business Operations – Asset Dispositions of our accompanying Notes to the Consolidated Financial Statements for the table shows each Underlying Asset that was sold during the Current Period and the Prior Period. Net Gain / (Loss) on Sale of the Current Period and the Prior Period are as below:

Net Gain / (Loss) on Sale
Current Period	$1,513,095
Prior Period	$2,589,466

See Note G – Income Tax of our accompanying Notes to the Consolidated Financial Statements for provision for income taxes for each Series that sold their Underlying Asset or generated investment income during the Current Period and the Prior Period. Total provision for income taxes for the Current Period and Prior Period are as follows:

Consolidated Provision for Income Taxes
Current Period	$499,713
Prior Period	$517,097

See “Note C – Related Party Transactions” of our accompanying Notes to Consolidated Financial Statements for additional information on asset acquisitions.

Liquidity and Capital Resources

From inception, the Company and each Series have financed their business activities through capital contributions to the Company and individual Series from the Manager (or its affiliates). Until such time as the Series have the capacity to generate cash flows from operations, the Manager may cover any deficits through additional capital contributions or the issuance of additional Interests in any individual Series. In addition, parts of the proceeds of future Offerings for individual Series may be used to create reserves for future Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses of our accompanying Notes to the Consolidated Financial Statements) for such individual Series at the sole discretion of the Manager.

The Company has experienced recurring net losses and negative operating cash flows since inception and neither the Company nor any of the Series has generated revenues or profits in the Current Period or Prior Period, except in connection with the sale of certain Underlying Assets for gains and certain Series that generated investment income (see Asset Disposition section in Note A – Description of Organization and Business Operations – Asset Dispositions of our accompanying Notes to the Consolidated Financial Statements).

On a total consolidated basis, the Company generated the following: Income / (Loss), Net Working Capital, and Retained Earnings / (Accumulated Deficits). Additionally, each listed Series for which an Underlying Asset was owned as of the end of the Current Period and the end of the Prior Period has incurred net losses since their respective dates of acquisition and have an accumulated deficit at the end of the Current Period and at the end of the Prior Period, except for certain Series that have net income in the Current Period generated from receiving investment income.

Period	Income / (Loss)	Net Working Capital	Retained Earnings / (Accumulated Deficit)
Current Period	$479,917	($1,188,902)	($2,039,206)
Prior Period	$1,191,789	($6,863,617)	($955,394)

All of the liabilities on the balance sheet as of the end of the Current Period are obligations to third-parties or the Manager. All of these liabilities, other than ones for which the Manager does not seek reimbursement, will be covered through the proceeds of future Offerings for the various Series of Interests. The Company and the Series finance their business activities through capital contributions from the Manager or its affiliates and from members to the individual Series. Until such time as any Series have the capacity to generate cash flows from operations, the Manager may cover any deficits through additional capital contributions or the issuance of additional Interests in any individual Series. In addition, parts of the proceeds of future Offerings may be used to create reserves for future Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses) for individual Series once the Offerings are closed, listed in the table above, at the sole discretion of the Manager. There can be no assurance that the Manager or RSE Markets, Inc. will continue or have the ability to fund operations or provide financial support to the Company and each listed Series. If the Company and each listed Series does not continue to obtain financing from the Manager or RSE Markets, Inc. they will be unable to pay their obligations as they come due, including the obligation of each listed Series. As a result, these conditions raise substantial doubt about the Company's and each listed Series' ability to continue as a going concern for the twelve months following the date of this filing.

Cash and Cash Equivalent Balances

As of the end of each of the Current Period and Prior Period, the Company and the Series for which Closings had occurred, had total cash or cash equivalents balances as set forth below (see Consolidated Balance Sheets for details of each Series’ cash or cash equivalent balances for the Current and Prior Period).

	Cash and Cash Equivalent Balance
	Current Period	Prior Period
Total Series Cash and Cash Equivalents Balance	$ 576,998	$ 671,506
RSE Archive	36,478	31,963

Total Cash and Cash Equivalents Balance	$ 613,476	$ 703,469

Note: Only includes Series for which an Offering has closed. RSE Archive cash balance represents loans or capital contributions to be used for future payment of Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses of our accompanying Notes to the Consolidated Financial Statements).

Financial Obligations of the Company

On November 24, 2020 RSE Markets and Rally Holdings replaced its original 2019 $2.25 million demand note with a $10.0 million credit facility (the “CF”) with Upper90 Capital Management, LP. While the amounts borrowed under the CF were used to make purchases of Archive Assets to become Underlying Assets, neither the Company nor any Series was a borrower under the CF, neither was responsible for repayment of any amounts outstanding, and neither was jointly and severally liable under the CF. RSE Markets had drawn upon the CF on two separate times, November 24, 2020 and January 29, 2021 (each such date, the “Credit Date”). The CF had an interest rate of 15.00% per annum, and a maturity date for each tranche of the earlier of (i) the two-year anniversary of the Credit Date of the respective tranche, and (ii) November 24, 2024 (or such earlier date on which the Loans became due and payable). The CF contained covenants and indemnification obligations that are customary for credit arrangements of this type. The Company could not use the CF to purchase intangible assets. As of December 31, 2022, RSE Markets paid back all amounts due under the CF and the CF was terminated.

Recent Developments

The following sets forth updated information with respect to events that have occurred subsequent to the Current Period.

Event	Description
Offerings Opened	0
Offerings Closed	0
Underlying Assets Purchased	0 Purchase Agreements signed 0 Purchase Option Agreements signed 0 Upfront Purchase Agreements signed
Underlying Assets Sold	8
Acquisition Expenses	$0

ITEM 3. DIRECTORS, EXECUTIVE OFFICERS, AND SIGNIFICANT EMPLOYEES

The following individuals constitute the Board of Directors, executive management, and significant employees of RSE Markets, the sole member of the Asset Manager:

Name(1)	Age	Position	Term of Office (Beginning)
Christopher J. Bruno	42	President, Director, CEO	05/2016
Robert A. Petrozzo	40	Chief Product Officer	06/2016
Maximilian F. Niederste-Ostholt	43	Chief Financial Officer	08/2016
Ramaneek Khanna	52	Chief Technology Officer	06/2022
Aditi Maliwal	33	Director	09/2022
Joshua Silberstein	47	Director	10/2016
Ryan Sweeney	45	Director	04/2021

(1)Each of the directors of RSE Markets was elected as a director pursuant to a voting agreement among RSE Markets and certain stockholders of RSE Markets.

Background of Officers and Directors of RSE Markets

The following is a brief summary of the background of each director and executive officer of RSE Markets:

Christopher J. Bruno, Founder, President, Director & CEO

Chris is a serial entrepreneur who has developed several online platform businesses. In 2013, Chris co-founded Network of One, a data-driven content investment platform focused on the YouTube market where he worked until 2016.  Prior to Network of One, Chris co-founded Healthguru, a leading health information video platform on the web (acquired by Propel Media, Inc., OTC BB: PROM) where he worked from 2005 to 2013.

Chris began his career working in venture capital at Village Ventures where he invested in early-stage companies across the online media, telecommunications, software, medical devices, consumer products and e-commerce industries. Chris worked at Village Ventures from 2002 to 2005.

From 2004 to 2005, Chris also worked as an analyst directly for the management team of Everyday Health (NYSE: EVDY) during its growth phase.

Chris graduated magna cum laude with Honors from Williams College with a degree in Economics and received his Master of Business Administration, beta gamma sigma, from the NYU Stern School of Business with a specialization in Finance and Entrepreneurship.

Robert A. Petrozzo, Chief Product Officer

Rob is a designer and creative thinker who has led the development of multiple award-winning technology platforms in both the software and hardware arenas.  For the past decade, he has specialized in the product design space having created authoring components, architected the front-end of distribution platforms, and designed interactive content platforms for both consumers & enterprises. Immediately prior to joining the Asset Manager, he led the UX & UI effort at computer vision & robotics startup KeyMe, building interactive products from the ground up and deploying both mobile and kiosk-based software nationwide. Rob worked at KeyMe from 2014 to 2016.

His previous roles include internal software design for Ares Management (2013 to 2014), and Creative Director at ScrollMotion (2010 to 2013), where he led a team of content creators and product developers to release a fully integrated authoring tool and over 300 custom enterprise apps for Fortune 50 and 100 clientele across 12 countries including Hearst, Roche, J&J, Genentech, and the NFL.

Rob received his degree in User-Centered Design with a peripheral curriculum in User Psychology from the University of Philadelphia.

Maximilian F. Niederste-Ostholt, Chief Financial Officer

Max has spent nine years in the finance industry, working in the investment banking divisions of Lehman Brothers from 2007 to 2008 and Barclays from 2008 to 2016.  At both firms he was a member of the healthcare investment banking group, most recently as Director focused on M&A and financing transactions in the Healthcare IT and Health Insurance spaces. Max has supported the execution of over $100 billion of financing and M&A transactions across various sectors of the healthcare space including buy-side and sell-side M&A assignments and financings across high grade and high yield debt, equities and convertible financings.  Work performed on these transactions included amongst other aspects, valuation, contract negotiations, capital raising support and general transaction execution activities.

Prior to his career in investment banking, Max worked in management consulting at A.T. Kearney from 2002 to 2005, where he focused on engagements in the automotive, IT and healthcare spaces. During this time, he worked on asset sourcing, logistics and process optimization projects.

Max graduated from Williams College with a Bachelor of Arts in Computer Science and Economics and received Master of Business Administration, beta gamma sigma, from NYU’s Stern School of Business.

Ramaneek Khanna, Chief Technology Officer

Ramaneek is a technologist, executive and engineer at heart with extensive experience creating and evolving innovative products across multiple industries and building and scaling world class engineering organizations.  Prior to joining Rally, Ramaneek was the CTO of the fintech startup Earnin from 2015 to 2020. During that time he and his team built a product that grew in scale to unlock access for people to over $10 billion of their earnings. Ramaneek has also held the role of VP of Software Engineering at Nesos, a medtech startup that attempted to alleviate debilitating diseases related to the body’s autoimmune response. Ramaneek operated in this role from 2021 to 2022.

After joining multiple startups earlier in his career that were acquired by companies such as Microsoft and Dell, Ramaneek co-founded Duff Research, where he worked from 2009 to 2013. Duff Research was a mobile app development company that created numerous well known apps, including the Tivo iPad app, Adidas MiCoach, the Nest Android app, and many others. Duff Research was acquired by PayPal in 2013, and Ramaneek then went on to lead Consumer Mobile App Development where he was responsible for development of the PayPal app and oversaw substantial innovation in the app, including OneTouch authorization and a revitalized user experience.

Throughout his career, Ramaneek has helped to build products that innovated and have won awards such at Best of Show at Consumer Electronics Show and a Technical Emmy as well as built mobile apps that have achieved top ten status in the app store rankings in their categories many times.

Ramaneek has a dozen U.S. patents that cover a wide range of areas including AV synchronization methods, user interface design patents, authentication systems, methods for facilitating purchases from video advertisements and many others.  Ramaneek received his Bachelor of Science degree in Computer and Electrical Engineering from Purdue University.

Aditi Maliwal, Director

Aditi Maliwal has been a partner at Upfront since 2019, leveraging a global perspective to invest in the highest-potential founders and teams.

Before joining Upfront, Aditi was a product manager on the Next Billion Users team at Google, in a hybrid role leading investment in and building product for companies in emerging markets. Previously she worked on the Corporate Development team at Google, leading acquisitions across various sectors including AI, Messaging and Media. Prior to Google she worked in early stage venture at Crosslink Capital leading investments in BetterUp, Chime and PowerToFly, and before that in investment banking at Deutsche Bank’s technology banking group.

She holds a Bachelor of Arts in Psychology from Stanford University and has lived between India, Hong Kong, Singapore and San Francisco.

Joshua Silberstein, Director

Joshua is a seasoned operator and entrepreneur with in excess of 15 years of experience successfully building companies – as a founder, investor, board member, and CEO.

Joshua co-founded Healthguru in 2006 and led the company from idea to exit in 2013.  When Healthguru was acquired by Propel Media, Inc. (OTC BB: PROM), a publicly traded video syndication company, in 2013, Healthguru was a leading provider of health video on the web (as of 2013 it had 917 million streams and a 49.1% market share in health videos).

After the acquisition, Joshua joined Propel Media as President and completed a transformative transaction that quadrupled annual revenue and dramatically improved profitability.  When the deal – a reverse merger – was completed, it resulted in an entity with over $90 million in revenue and approximately $30 million in EBITDA.

In the past several years, Joshua has taken an active role with more than a dozen companies (with approximately $3 million to $47 million in revenue) – both in operating roles (Interim President, Chief Strategy Officer) and in an advisory capacity (to support a capital raise or lead an M&A transaction).

Earlier in his career, Joshua was a venture capitalist at BEV Capital, where he was part of teams that invested nearly $50 million in early-stage consumer businesses (including Alloy.com and Classmates Online) and held a number of other senior operating roles in finance, marketing, and business development.

Joshua has a BS in Economics from the Wharton School (summa cum laude) and a Master of Business Administration from Columbia University (beta gamma sigma).

Ryan Sweeney, Director

In 2009, Ryan joined the venture capital firm, Accel, as a Partner and is focused on investments in businesses at the intersection of consumer services and technology. One of Ryan’s most notable investments, Qualtrics, was acquired by SAP for $8 billion in 2018.

Prior to joining Accel, from 2000 to 2008, Ryan led technology growth investments at Summit Partners in the Boston area.

Before joining Summit Partners Ryan worked at William Blair & Company, LLC, and held a number of leadership positions at North Bridge Growth Equity and National Mentor Holdings, Inc.

Earlier in his career, Ryan held a number of roles in finance and business development at companies in the investment banking and private equity industries.

Ryan grew up in New Jersey and holds a BBA in Finance and Business Economics from the University of Notre Dame and a Master of Business Administration from Harvard Business School.

Advisory Board

Responsibilities of the Advisory Board

The Advisory Board supports the Company, the Asset Manager, the Manager and RSE Markets and consists of members of our expert network and additional advisors to the Manager. The Advisory Board may review the Company’s relationship with, and the performance of, the Manager, and generally approves the terms of any material or related-party transactions. In addition, the Advisory Board assists with, and makes recommendations with respect to, the following:

(1)Approving, permitting deviations from, making changes to, and annually reviewing the asset acquisition policy;

(2)Evaluating all asset acquisitions;

(3)Evaluating any third party offers for asset acquisitions and approving asset dispositions that are in the best interest of the Company and the Interest Holders;

(4)Providing guidance with respect to the appropriate levels of annual collection level insurance costs and maintenance costs specific to each individual asset;

(5)Reviewing material conflicts of interest that arise, or are reasonably likely to arise with the Managing Member, on the one hand, and the Company, a Series or the Interest Holders, on the other hand, or the Company or a Series, on the one hand, and another Series, on the other hand;

(6)Approving any material transaction between the Company or a Series, on the one hand, and the Manager or any of its affiliates, another Series or an Interest Holder, on the other hand, other than for the purchase of Interests;

(7)Reviewing the total fees, expenses, assets, revenues, and availability of funds for distributions to Interest Holders at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the assets, and that funds available for distributions to Interest Holders are in accordance with our policies; and

(8)Approving any service providers appointed by the Manager or the Asset Manager in respect of the Underlying Assets.

The resolution of any conflict of interest approved by the Advisory Board shall be conclusively deemed fair and reasonable to the Company and the Members and not a breach of any duty at law, in equity or otherwise.  The members of the Advisory Board are not managers or officers of the Company, the Manager or the Asset Manager, or any Series and do not have fiduciary or other duties to the Interest Holders of any Series.

Compensation of the Advisory Board

The Asset Manager will compensate members of the Advisory Board or their nominees (as so directed by an Advisory Board member) for their service. As such, their costs will not be borne by any given Series of Interests, although members of the Advisory Board may be reimbursed by a Series for out-of-pocket expenses incurred by such Advisory Board member in connection with a Series of Interests (e.g., travel related to evaluation of an asset).

Members of the Advisory Board

We plan to continue to build the Advisory Board over time and are in advanced discussions with various experts in the Asset Class. We have already established an informal network of expert advisors who support the Company in asset acquisitions, valuations, and negotiations. To date, three individuals have formally joined the Manager’s Advisory Board:

Dan Gallagher

Dan has extensive public and private sector experience in regulatory matters, financial markets, and corporate legal affairs and governance.

Dan is currently the Chief Legal and Corporate Affairs Officer of Robinhood Markets, Inc., and is a member of the advisory boards of both the Institute for Law and Economics at the University of Pennsylvania and the Center for Corporate Governance at the Raj & Kamla Gupta Governance Institute, LeBow College of Business, Drexel University.

Dan initially began his career in private practice, advising clients on broker-dealer regulatory issues and representing clients in SEC and SRO enforcement proceedings. Dan then served on the SEC staff in several capacities, including as counsel to both Commissioner Paul Atkins and Chairman Christopher Cox, and from 2008 to 2010 as deputy director and co-acting director of the Division of Trading and Markets. While serving as deputy director and co-acting director, he was on the front lines of the agency’s response to the financial crisis, including representing the SEC in the Lehman Brothers liquidation.

Dan served as an SEC commissioner from 2011 to 2015. While serving as commissioner, he advocated for a comprehensive review of equity market structure, championed corporate governance reform and pushed to improve the SEC’s fixed income market expertise.

Prior to joining Robinhood in 2020, Dan was a partner of and deputy chair of the securities department at the international law firm WilmerHale.

Dan earned his JD, magna cum laude, from the Catholic University of America, where he was a member of the law review and graduated from Georgetown University with a BA in English.

Arun Sundararajan

Arun is a Professor and the Robert L. and Dale Atkins Rosen Faculty Fellow at New York University’s (NYU) Stern School of Business, and an affiliated faculty member at many of NYU’s interdisciplinary research centers, including the Center for Data Science and the Center for Urban Science and Progress. He joined the NYU Stern faculty in 1998.

Arun’s research studies how digital technologies transform business, government and civil society. His current research topics include digital strategy and governance, crowd-based capitalism, the sharing economy, the economics of automation, and the future of work. He has published over 50 scientific papers in peer-reviewed academic journals and conferences, and over 30 op-eds in outlets that include The New York Times, The Financial Times, The Guardian, Wired, Le Monde, Bloomberg View, Fortune, Entrepreneur, The Economic Times, LiveMint, Harvard Business Review, Knowledge@Wharton and Quartz. He has given more than 250 invited talks at industry, government and academic forums internationally. His new book, “The Sharing Economy,” was published by the MIT Press in June 2016.

Arun is a member of the World Economic Forum’s Global Futures Council on Technology, Values and Policy. He interfaces with tech companies at various stages on issues of strategy and regulation, and with non-tech companies trying to understand how to forecast and address changes induced by digital technologies. He has provided expert input about the digital economy as part of Congressional testimony, and to various city, state and federal government agencies.

Arun holds a Ph.D. in Business Administration and an M.S. in Management Science from the University of Rochester, and a B. Tech. in Electrical Engineering from the Indian Institute of Technology, Madras.

Roger Wiegley

Roger has over 30 years of legal and risk management experience.  He is a practicing attorney through his company Roger Wiegley Law Offices, which he started in 2013.  He is also a senior adviser to KPMG (insurance and reinsurance) as well as a consultant to several AXA companies in Europe and the United States, and he is the founder and a director of Global Risk Consulting, Ltd., a UK consulting company.

Roger spent the first 18 years of his career practicing law at Sullivan & Cromwell; Sidley & Austin; and Pillsbury Winthrop Shaw Pittman, focused on clients in the financial sector.  From 1998 to 2001 he was the chief counsel for the commercial bank branches of Credit Suisse First Boston in the Americas and served as Head of Regional Oversight for CSFB in the Asia-Pacific Region. He held various other general counsel and legal positions at various companies including Winterthur Swiss Insurance Company and Westmoreland Coal Company from 2001 to 2007.  From 2008 to 2013, Roger was the Global General Counsel of AXA Liabilities Managers.

Ken Goldin

Ken is the Founder and President of Goldin Auctions. He has sold over $700 million in the field of sports cards and memorabilia combined. Ken has been a leader in the field of sports collectibles for over 30 years.

Ken founded Goldin Auctions in 2012 and it quickly became an industry leader in sports memorabilia and trading cards. Ken is a regular guest on CNBC, Bloomberg and Fox Business and is a key contributor to these channels related to appraisals and valuations on memorabilia.

Prior to Goldin Auctions, he co-founded the Score Board Inc. in 1986. The company grew into an industry leader in trading cards and memorabilia selling over $100 million per year. The company was a pioneer in bringing sports memorabilia to the public, signing marketing and licensing agreements with many key figures in sports over the past 50 years.

Ken is also known for his many charitable endeavors and is one of the founders and a director of the Museum of Sports in Philadelphia, a non-profit educational museum that is being built in the stadium district.

Compensation of Executive Officers

We do not currently have any employees, nor do we currently intend to hire any employees who will be compensated directly by the Company. The executive officers of the Asset Manager manage our day-to-day affairs, oversee the review, selection and recommendation of investment opportunities, service acquired investments and monitor the performance of these investments to ensure that they are consistent with our investment objectives. Each of these individuals receives compensation for his or her services, including services performed for us on behalf of the Manager.  Although we will indirectly bear some of the costs of the compensation paid to these individuals, through fees we pay to the Asset Manager, we do not intend to pay any compensation directly to these individuals.

Compensation of the Manager

The Manager may receive Sourcing Fees and reimbursement for costs incurred relating to the Offering described herein and other Offerings (e.g., Offering Expenses and Acquisition Expenses). Neither the Manager nor the Asset Manager nor their affiliates will receive any selling commissions or dealer manager fees in connection with the offer and sale of the Interests.

RSE Markets served as Manager of the Company until March 26, 2021, at which time RSE Markets was replaced as Manager by RSE Archive Manager, LLC.

The annual compensation of the Manager was as follows for the fiscal year ended December 31, 2022 and 2021.

Year	Name	Capacities in which compensation was received (e.g., Chief Executive Officer, director, etc.)	Cash compensation ($)	Other compensation ($)	Total compensation ($)

2022	RSE Archive Manager, LLC	Manager	$499,382	$0	$499,382
2021	RSE Archive Manager, LLC	Manager	$2,517,973	$0	$2,517,973

The Manager will receive Sourcing Fees for each subsequent Offering for Series of Interests in the Company that closes as detailed in the “Use of Proceeds” section of the respective Offerings. Additional details on Sourcing Fees received by the Manager can be found in the Master Series Table.

In addition, should a Series’ revenue exceed its ongoing Operating Expenses and various other potential financial obligations of the Series, the Asset Manager may receive a Management Fee as described in “Description of the Business – Management Fee.”  To date, no Management Fees have been paid by any Series.

A more complete description of Management of the Company is included in “Description of the Business” and “Management.”

ITEM 4. SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS

The Company is managed by the Manager. At the Closing of each Offering, the Manager or an affiliate will own at least 1% of the Interests in each Series acquired on the same terms as the other Investors. The address of the Manager is 446 Broadway, 2nd Floor, New York, NY 10013.

As of the end of the Current Period, the securities of the Company are beneficially owned as follows:

Series	Closing Date	Total Interests Offered	Interest Owned by Manager (1) (2)	Total Offering Value
#52MANTLE	10/25/2019	10,000	450 / 5%	$132,000
#71MAYS (3)	10/31/2019	2,000	21 / 1%	$57,000
#RLEXPEPSI	11/6/2019	2,000	218 / 11%	$17,800
#10COBB	11/14/2019	1,000	12 / 1%	$39,000
#FROST	11/21/2019	200	3 / 2%	$13,500
#POTTER	11/21/2019	3,000	31 / 1%	$72,000
#TWOCITIES	11/21/2019	200	2 / 1%	$14,500
#SMURF	11/27/2019	2,000	461 / 23%	$34,500
#BIRKINBLEU	11/27/2019	1,000	161 / 16%	$58,000
#70RLEX	12/6/2019	1,000	10 / 1%	$20,000
#EINSTEIN	12/13/2019	2,000	20 / 1%	$14,500
#HONUS (3)	12/26/2019	10,000	100 / 1%	$520,000
#75ALI	12/29/2019	1,000	309 / 31%	$46,000
#BIRKINBOR	2/20/2020	2,000	122 / 6%	$52,500
#33RUTH	2/26/2020	2,000	20 / 1%	$77,000
#BATMAN3	3/4/2020	1,000	10 / 1%	$78,000
#SPIDER1	3/4/2020	1,000	10 / 1%	$22,000
#ULYSSES	3/10/2020	500	5 / 1%	$25,500
#ROOSEVELT	3/10/2020	1,000	10 / 1%	$19,500
#56MANTLE	3/11/2020	10,000	103 / 1%	$10,000
#AGHOWL	3/11/2020	500	5 / 1%	$19,000
#18ZION	4/2/2020	500	5 / 1%	$15,000
#SNOOPY	4/7/2020	2,000	52 / 3%	$25,500
#APOLLO11	4/19/2020	1,000	11 / 1%	$32,000
#YOKO	5/11/2020	200	2 / 1%	$16,000
#HIMALAYA	5/27/2020	2,000	40 / 2%	$140,000
#38DIMAGGIO	06/04/2020	1,000	10 / 1%	$22,000
#55CLEMENTE	06/04/2020	1,000	60 / 6	$38,000
#LOTR	6/12/2020	1,000	10 / 1%	$29,000
#BOND1	6/12/2020	1,000	10 / 1%	$39,000
#CATCHER	6/12/2020	500	5 / 1%	$12,500
#SUPER21	6/17/2020	8,500	87 / 1%	$8,500
#BIRKINTAN	6/25/2020	1,000	10 / 1%	$28,000
#GMTBLACK1	6/25/2020	1,000	10 / 1%	$28,000
#61JFK	7/7/2020	2,000	20 / 1%	$23,000
#POKEMON1	7/8/2020	5,000	130 / 3%	$125,000

#LINCOLN	7/9/2020	4,000	126 / 3%	$80,000
#STARWARS1	7/14/2020	12,000	120 / 1%	$12,000
#56TEDWILL	7/26/2020	2,000	70 / 4%	$90,000
#68MAYS	7/26/2020	2,000	21 / 1%	$39,000
#CAPTAIN3	7/30/2020	1,000	11 / 1%	$37,000
#CHURCHILL	8/6/2020	7,500	75 / 1%	$7,500
#SHKSPR4	8/6/2020	1,000	10 / 1%	$115,000
#03JORDAN	8/16/2020	2,000	21 / 1%	$41,000
#03KOBE	8/16/2020	6,250	65 / 1%	$50,000
#39TEDWILL	8/24/2020	5,600	56 / 1%	$28,000
#94JETER	8/24/2020	1,000	10 / 1%	$45,000
#2020TOPPS (3)	8/25/2020	10,000	100 / 1%	$100,000
#05LATOUR	9/15/2020	1,000	11 / 1%	$9,800
#86RICE	9/15/2020	23,000	232 / 1%	$23,000
#14DRC	9/15/2020	1,000	10 / 1%	$54,000
#16SCREAG	9/15/2020	1,000	10 / 1%	$39,000
#FAUBOURG	9/21/2020	2,000	28 / 1%	$150,000
#57MANTLE	9/21/2020	8,000	89 / 1%	$8,000
#SOBLACK	10/1/2020	1,000	66 / 7%	$56,000
#GATSBY	10/1/2020	4,000	150 / 4%	$200,000
#93DAYTONA	10/1/2020	2,000	20 / 1%	$42,000
#09TROUT	10/8/2020	11,250	113 / 1%	$225,000
#57STARR	10/8/2020	8,000	80 / 1%	$8,000
#JOBSMAC	10/22/2020	5,000	209 / 4%	$50,000
#03KOBE2	10/22/2020	5,750	75 / 1%	$23,000
#16PETRUS	11/3/2020	9,000	340 / 4%	$45,000
#SPIDER10	11/3/2020	4,200	42 / 1%	$21,000
#ALICE	11/3/2020	12,000	120 / 1%	$12,000
#BATMAN6	11/4/2020	2,000	22 / 1%	$27,000
#62MANTLE	11/4/2020	6,000	60 / 1%	$150,000
#CLEMENTE2	11/9/2020	2,000	95 / 5%	$70,000
#79STELLA	11/16/2020	13,800	368 / 3%	$69,000
#TKAM	11/16/2020	2,000	20 / 1%	$32,000
#DIMAGGIO2	11/18/2020	2,000	33 / 2%	$21,000
#13BEAUX	11/23/2020	5,100	51 / 1%	$25,500
#ANMLFARM	11/23/2020	1,000	10 / 1%	$10,000
#NASA1	11/25/2020	10,000	354 / 4%	$300,000
#85NES	11/30/2020	8,000	681 / 9%	$32,000
#00BRADY	11/30/2020	3,750	68 / 2%	$45,000
#04LEBRON	12/7/2020	5,000	291 / 6%	$50,000
#85JORDAN	12/7/2020	10,000	101 / 1%	$250,000
#69KAREEM	12/7/2020	2,500	25 / 1%	$27,500
#59JFK	12/7/2020	2,000	20 / 1%	$26,000

#GRAPES	12/14/2020	2,000	170 / 9%	$39,000
#34GEHRIG	12/14/2020	5,000	352 / 7%	$35,000
#MOONSHOE	12/14/2020	18,000	1,130 / 6%	$180,000
#06BRM	12/14/2020	1,850	97 / 5%	$18,500
#03LEBRON2	12/14/2020	5,000	152 / 3%	$100,000
#98KANGA	12/14/2020	21,250	214 / 1%	$170,000
#GOLDENEYE	12/14/2020	5,000	50 / 1%	$25,000
#WILDGUN	12/22/2020	4,000	340 / 9%	$28,000
#86FLEER	12/22/2020	16,500	731 / 4%	$165,000
#DUNE	12/22/2020	1,000	10 / 1%	$13,250
#99TMB2	1/13/2021	10,000	580 / 6%	$60,000
#04MESSI	1/13/2021	9,000	410 / 5%	$45,000
#01TIGER	1/13/2021	1,850	71 / 4%	$18,500
#BULLSRING	1/13/2021	30,000	1,125 / 4%	$300,000
#ICECLIMB	1/13/2021	10,000	340 / 3%	$80,000
#96CHARZRD	1/13/2021	6,500	201 / 3%	$65,000
#03TACHE	1/13/2021	15,600	452 / 3%	$78,000
#AVENGE57	1/13/2021	20,000	550 / 3%	$20,000
#PUNCHOUT	1/13/2021	10,000	200 / 2%	$90,000
#70AARON	1/13/2021	6,000	120 / 2%	$18,000
#13GIANNIS	1/13/2021	5,000	100 / 2%	$25,000
#96JORDAN2	1/19/2021	10,800	341 / 3%	$54,000
#JUNGLEBOX	1/19/2021	6,900	184 / 3%	$34,500
#09COBB	1/19/2021	8,000	162 / 2%	$32,000
#FOSSILBOX	1/25/2021	4,200	85 / 2%	$21,000
#59FLASH	1/25/2021	10,000	202 / 2%	$65,000
#PICNIC	1/27/2021	2,000	90 / 5%	$54,000
#POKEBLUE	1/27/2021	2,400	100 / 4%	$24,000
#DOMINOS	1/27/2021	2,000	42 / 2%	$11,000
#98GTA	1/27/2021	3,150	64 / 2%	$15,750
#84JORDAN	2/2/2021	15,000	519 / 3%	$375,000
#09BEAUX	2/2/2021	6,800	151 / 2%	$34,000
#09CURRY	2/2/2021	2,500	52 / 2%	$25,000
#62BOND	2/7/2021	15,500	310 / 2%	$93,000
#FEDERAL	2/7/2021	10,000	200 / 2%	$150,000
#KEROUAC	2/7/2021	4,900	98 / 2%	$98,000
#DEATON	2/17/2021	11,400	384 / 3%	$285,000
#98ZELDA	2/17/2021	5,000	101 / 2%	$23,500
#71TOPPS	2/17/2021	17,000	340 / 2%	$68,000
#03JORDAN2	2/22/2021	10,000	205 / 2%	$42,000
#91JORDAN	2/24/2021	10,000	726 / 7%	$70,000
#79GRETZKY	2/25/2021	20,000	1,355 / 7%	$800,000
#17DUJAC	3/8/2021	3,250	250 / 8%	$26,000

#FAUBOURG2	3/8/2021	11,000	370 / 3%	$165,000
#92JORDAN	3/15/2021	7,000	260 / 4%	$42,000
#03LEBRON3	3/15/2021	10,000	325 / 3%	$230,000
#95TOPSUN	3/15/2021	10,000	200 / 2%	$60,000
#MOSASAUR	3/15/2021	6,000	120 / 2%	$30,000
#OPEECHEE	3/16/2021	10,000	338 / 3%	$300,000
#59BOND	3/16/2021	10,250	283 / 3%	$82,000
#09TROUT2	3/16/2021	11,200	229 / 2%	$56,000
#94JORDAN	3/22/2021	10,000	200 / 2%	$85,000
#ROCKETBOX	3/22/2021	4,750	95 / 2%	$28,500
#76PAYTON	4/6/2021	10,000	350 / 4%	$65,000
#85MJPROMO	4/6/2021	3,500	71 / 2%	$28,000
#FANFOUR5	4/6/2021	10,000	200 / 2%	$80,000
#18LUKA	4/6/2021	5,300	106 / 2%	$26,500
#11BELAIR	4/6/2021	2,000	40 / 2%	$22,000
#99CHARZRD	4/9/2021	35,000	1,204 / 3%	$350,000
#68RYAN	4/9/2021	10,000	200 / 2%	$70,000
#96KOBE	4/9/2021	7,000	140 / 2%	$77,000
#MARADONA	4/9/2021	2,000	40 / 2%	$14,000
#POKEYELOW	4/13/2021	11,000	475 / 4%	$55,000
#POKELUGIA	4/13/2021	10,000	200 / 2%	$110,000
#VANHALEN	4/15/2021	5,000	321 / 6%	$62,000
#48JACKIE	4/15/2021	18,750	932 / 5%	$375,000
#WZRDOFOZ	7/1/2021	6,000	130 / 2%	$90,000
#56AARON	7/1/2021	10,000	206 / 2%	$50,000
#APPLE1	7/1/2021	33,000	678 / 2%	$825,000
#NEWTON	7/1/2021	30,000	615 / 2%	$300,000
#POKERED	7/1/2021	10,000	205 / 2%	$40,000
#WALDEN	7/1/2021	2,000	41 / 2%	$20,500
#NEOBOX	7/1/2021	10,000	202 / 2%	$45,000
#85LEMIEUX	7/1/2021	17,500	351 / 2%	$87,500
#SMB3	7/1/2021	5,000	100 / 2%	$25,000
#POKEMON2	7/1/2021	41,500	830 / 2%	$415,000
#87JORDAN	7/1/2021	10,000	200 / 2%	$50,000
#RIVIERA	7/1/2021	6,000	120 / 2%	$30,000
#05MJLJ	7/1/2021	20,500	410 / 2%	$82,000
#HUCKFINN	7/1/2021	2,000	40 / 2%	$22,000
#81MONTANA	7/1/2021	10,000	200 / 2%	$70,000
#GYMBOX	7/1/2021	3,000	60 / 2%	$18,000
#GWLOTTO	7/1/2021	2,500	50 / 2%	$35,000
#NICKLAUS1	7/1/2021	4,000	80 / 2%	$40,000
#00MOUTON	7/1/2021	2,000	40 / 2%	$27,000
#07DURANT	7/1/2021	9,000	90 / 1%	$117,000

#AC23	7/1/2021	4,000	40 / 1%	$28,000
#TORNEK	7/14/2021	33,000	2,394 / 7%	$165,000
#60ALI	7/14/2021	23,500	756 / 3%	$235,000
#POKEMON3 (3)	7/14/2021	5,000	114 / 2%	$600,000
#DIMAGGIO3 (3)	7/14/2021	22,500	451 / 2%	$450,000
#85ERVING	7/28/2021	10,000	3,746 / 37%	$45,000
#58PELE3	7/28/2021	11,250	3,029 / 27%	$225,000
#80ALI	7/28/2021	10,000	1,531 / 15%	$75,000
#09CURRY2	7/28/2021	21,000	2,306 / 11%	$525,000
#BATMAN2	7/28/2021	8,500	170 / 2%	$85,000
#FLASH123	7/28/2021	3,625	50 / 1%	$29,000
#99MJRETRO	7/28/2021	10,000	110 / 1%	$50,000
#IPOD	7/28/2021	5,000	50 / 1%	$25,000
#85GPK	7/28/2021	1,000	10 / 1%	$12,000
#85JORDAN2	8/2/2021	20,000	2,477 / 12%	$280,000
#HGWELLS	8/2/2021	7,500	75 / 1%	$46,500
#01TIGER2	8/9/2021	2,000	47 / 2%	$17,000
#66ORR	8/9/2021	10,000	112 / 1%	$50,000
#01HALO	8/9/2021	2,500	28 / 1%	$17,000
#SANTANA (3)	8/9/2021	15,000	161 / 1%	$75,000
#EINSTEIN2	8/9/2021	5,000	51 / 1%	$80,000
#87ZELDA	8/9/2021	10,000	100 / 1%	$115,000
#CONGRESS	8/9/2021	5,000	50 / 1%	$120,000
#GRIFFEYJR	8/9/2021	2,500	25 / 1%	$20,000
#86JORDAN2	8/11/2021	10,000	100 / 1%	$80,000
#XMEN94	8/25/2021	10,000	110 / 1%	$65,000
#97KOBE	8/25/2021	10,000	105 / 1%	$65,000
#81BIRD	8/25/2021	5,000	50 / 1%	$30,000
#TOPPSTRIO	8/25/2021	5,000	50 / 1%	$30,000
#04MESSI2	9/1/2021	5,000	50 / 1%	$35,000
#09RBLEROY	9/1/2021	4,300	43 / 1%	$107,500
#THEROCK	9/1/2021	1,000	10 / 1%	$12,000
#XLXMEN1	9/7/2021	8,000	80 / 1%	$64,000
#03LEBRON5	9/13/2021	8,500	85 / 1%	$85,000
#METEORITE (3)	9/30/2021	17,500	175 / 1%	$350,000
#SLASH (3)	9/30/2021	13,000	130 / 1%	$65,000
#00BRADY2	10/7/2021	32,500	325 / 1%	$325,000
#89TMNT	10/7/2021	2,000	20 / 1%	$22,000
#PUNK9670	10/7/2021	7,200	72 / 1%	$72,000
#NESWWF	10/7/2021	6,000	60 / 1%	$18,000
#BAYC601	10/12/2021	16,500	165 / 1%	$165,000
#18ALLEN	10/12/2021	12,000	120 / 1%	$36,000
#CASTLEII	10/12/2021	2,000	20 / 1%	$18,000

#36OWENS	10/12/2021	2,500	25 / 1%	$25,000
#60MANTLE (3)	10/20/2021	42,500	425 / 1%	$850,000
#PUNK8103 (3)	10/20/2021	60,000	600 / 1%	$559,800
#GHOST1	10/20/2021	2,000	20 / 1%	$14,000
#BROSGRIMM	10/26/2021	5,000	1,287 / 26%	$135,000
#HENDERSON	10/26/2021	27,000	270 / 1%	$135,000
#03RONALDO	10/26/2021	12,500	125 / 1%	$175,000
#KIRBY	10/26/2021	10,000	100 / 1%	$60,000
#HONUS2	10/26/2021	10,000	100 / 1%	$100,000
#90BATMAN	11/3/2021	10,000	100 / 1%	$59,000
#MARX	11/3/2021	8,000	80 / 1%	$120,000
#MEEB15511	11/3/2021	15,000	150 / 1%	$75,000
#09HARDEN	11/3/2021	2,000	20 / 1%	$26,000
#NESDK3	11/9/2021	22,800	228 / 1%	$114,000
#SPIDER129	11/9/2021	10,000	100 / 1%	$40,000
#SIMPSONS1	11/9/2021	2,000	20 / 1%	$18,500
#93JETER	11/9/2021	1,000	10 / 1%	$16,000
#BAYC7359	11/10/2021	19,000	190 / 1%	$190,000
#CURIO10	11/15/2021	10,000	100 / 1%	$75,000
#WILDTHING	11/15/2021	2,000	20 / 1%	$18,000
#1776	11/26/2021	80,000	1,600 / 2%	$2,000,000
#98JORDAN2	11/30/2021	16,500	165 / 1%	$330,000
#MACALLAN1	11/30/2021	1,000	10 / 1%	$13,250
#BAYC9159 (3)	12/8/2021	39,000	390 / 1%	$195,000
#FANTASY7	12/8/2021	10,000	100 / 1%	$40,000
#OHTANI2	12/14/2021	9,125	92 / 1%	$73,000
#SURFER4	12/14/2021	10,000	100 / 1%	$80,000
#OHTANI1	12/14/2021	10,000	100 / 1%	$90,000
#KARUIZAWA	12/14/2021	13,000	130 / 1%	$65,000
#WILT100	12/14/2021	11,500	115 / 1%	$115,000
#KOMBAT	12/14/2021	10,000	100 / 1%	$90,000
#PENGUIN	12/14/2021	10,000	100 / 1%	$60,000
#GIJOE	12/22/2021	5,000	50 / 1%	$45,000
#APPLELISA	12/22/2021	10,000	100 / 1%	$110,000
#83JOBS	12/22/2021	10,000	100 / 1%	$75,000
#BEATLES1	12/22/2021	6,000	60 / 1%	$24,000
#SQUIG5847	12/22/2021	6,000	60 / 1%	$66,000
#HOBBIT	12/22/2021	10,000	100 / 1%	$80,000
#BATMAN181	12/22/2021	5,000	50 / 1%	$50,000
#98MANNING	12/22/2021	2,000	20 / 1%	$22,000
#PACQUIAO	12/22/2021	2,000	20 / 1%	$17,000
#POPEYE (3)	1/6/2022	11,000	110 / 1%	$110,000
#PUNK5883 (3)	1/6/2022	40,000	400 / 1%	$600,000

#SMB2	1/10/2022	20,000	200 / 1%	$300,000
#OBIWAN	1/10/2022	2,000	20 / 1%	$12,000
#HAMILTON1	1/10/2022	5,000	50 / 1%	$35,000
#GIANNIS2	1/18/2022	41,500	6,293 / 15%	$415,000
#IPADPROTO	1/27/2022	2,000	20 / 1%	$13,000
#86BONDS	1/27/2022	2,000	20 / 1%	$8,000
#MOBYDICK	1/28/2022	10,000	100 / 1%	$70,000
#03SERENA	1/28/2022	8,500	85 / 1%	$85,000
#BAYC4612 (3)	1/31/2022	100,000	1,000 / 1%	$700,000
#IROBOT	2/3/2022	1,000	10 / 1%	$8,000
#05RODGERS	2/3/2022	7,000	70 / 1%	$56,000
#LEICAGOLD	2/3/2022	4,000	40 / 1%	$32,000
#FORTNITE	2/3/2022	2,000	20 / 1%	$16,000
#18OSAKA	2/3/2022	2,600	26 / 1%	$13,000
#MARIO64	2/7/2022	12,500	125 / 1%	$125,000
#IOMMI (3)	2/7/2022	6,500	65 / 1%	$65,000
#GWLETTER	3/2/2022	7,500	75 / 1%	$150,000
#NEWWORLD	3/2/2022	2,000	20 / 1%	$14,000
#JAWA	3/2/2022	9,000	90 / 1%	$27,000
#MARIOKART	3/2/2022	5,000	50 / 1%	$75,000
#GWTW	3/2/2022	5,000	50 / 1%	$25,000
#BAYC8827 (3)	3/3/2022	82,000	820 / 1%	$820,000
#SHOWCASE4	3/3/2022	11,000	110 / 1%	$77,000
#96KOBE2	3/3/2022	22,500	225 / 1%	$225,000
#MACALLAN2	3/22/2022	5,000	50 / 1%	$30,000
#DOOD6921 (3)	3/22/2022	11,000	110 / 1%	$44,000
#92TIGER (3)	3/22/2022	10,000	100 / 1%	$70,000
#BRADBURY	3/22/2022	2,000	20 / 1%	$18,000
#HIRST1	3/22/2022	5,000	50 / 1%	$20,000
#15COBB	3/22/2022	7,000	70 / 1%	$77,000
#BEATLES2	3/22/2022	2,500	25 / 1%	$25,000
#19HAALAND	3/29/2022	5,000	50 / 1%	$45,000
#85GPK2	3/29/2022	5,000	50 / 1%	$25,000
#SKYWALKER	3/29/2022	5,000	50 / 1%	$17,500
#GRIFFEY2	3/29/2022	2,000	20 / 1%	$15,500
#MEGALODON	3/31/2022	30,000	12,819 / 43%	$600,000
#KELLER	4/8/2022	3,000	30 / 1%	$15,000
#GODFATHER	4/8/2022	1,000	10 / 1%	$13,000
#MAYC5750	4/20/2022	10,000	101 / 1%	$70,000
#MJTICKET	6/16/2022	20,000	200 / 1%	$160,000
#SUPREMEPB	6/16/2022	10,000	100 / 1%	$60,000
#BLASTOISE	7/25/2022	50,000	9,733 / 19%	$250,000
#COOLCAT	7/25/2022	4,000	40 / 1%	$20,000

#MACALLAN3	7/25/2022	4,100	41 / 1%	$20,500
#SUPERMAN6	8/1/2022	3,000	30 / 1%	$24,000
#MOONPASS	8/19/2022	1,300	13 / 1%	$6,500
#90FANTASY	10/3/2022	3,000	30 / 1%	$15,000

Note: Table does not include any Offerings or anticipated Offerings for which the Underlying Asset has been sold.

(1)All ownership is direct unless otherwise indicated. Upon the designation of the Series, the Asset Manager became the initial member holding 100% of the Interest in the Series. Upon the Closing of the Offering, the Manager must own at least one (1) Interest, which may then be transferred to the Asset Manager.  None of the officers or directors of RSE Markets owns any Interests of any of the Series.

(2)RSE Archive Manager, LLC is the Manager of each of the Series. The Manager’s address is 446 Broadway, 2nd Floor, New York, NY 10013. The Manager’s sole member is Rally Holdings, and Rally Holdings is wholly owned by RSE Markets. Christopher Bruno, Chief Executive Officer, President and Manager of Rally Holdings, may be deemed the beneficial owner of the Interests owned by the Manager within the meaning of Section 13(d) under the Exchange Act. The address of Mr. Bruno is the same as that of the Manager.

(3)Interests in Series issued to Asset Seller at Closing of Offering as part of total purchase consideration.

Without conceding that the Interests in any Series of the Company constitute “voting securities” under Rule 405 of the Securities Act (based on the limited voting rights provided under the Company’s Operating Agreement), in accordance with the SEC Staff’s request, we agree to provide a table disclosing the information called for under Item 12 of Form 1-A with respect to each person that holds in excess of 10% of the Interests of a Series of the Company. The following table sets forth information with respect to the number of units of each of our Series beneficially owned by all persons who own more than ten percent of any Series as of December 31, 2022:

Title of Class	Beneficial Owner	Number of Interests Owned	Percent of Class
#00BRADY2	Stone Ridge Asset Management (1)	8,108	25%
#00MOUTON	Jack Smith (2)	200	10%
#01HALO	Stone Ridge Asset Management (1)	623	25%
#01TIGER2	Stone Ridge Asset Management (1)	499	25%
#03JORDAN	Mark Pepitone (3)	200	10%
#03JORDAN	Mirza Beg (4)	225	11%
#03KOBE	Dan Burke (5)	1,547	25%
#03LEBRON5	Stone Ridge Asset Management (1)	2,120	25%
#03RONALDO	Stone Ridge Asset Management (1)	3,123	25%
#03SERENA	Stone Ridge Asset Management (1)	2,124	25%
#03TACHE	Jack Smith (2)	1,560	10%
#04MESSI2	Stone Ridge Asset Management (1)	1,247	25%
#05LATOUR	John Linskey (6)	100	10%
#05LATOUR	Phil Moine (7)	100	10%
#05LATOUR	Timothy Mihelich (8)	100	10%
#05RODGERS	Stone Ridge Asset Management (1)	1,400	20%
#06BRM	Jack Smith (2)	185	10%
#07DURANT	Stone Ridge Asset Management (1)	2,245	25%
#09BEAUX	John Cochran (9)	1,007	15%
#09CURRY	Matthew Marcom (10)	280	11%
#09CURRY2	Stone Ridge Asset Management (1)	5,239	25%
#09HARDEN	Stone Ridge Asset Management (1)	499	25%
#09HARDEN	Philip Myerson (11)	207	10%
#09RBLEROY	Stone Ridge Asset Management (1)	1,072	25%

#09TROUT	Harper Boone (12)	1,207	11%
#11BELAIR	Jack Smith (2)	200	10%
#15COBB	Stone Ridge Asset Management (1)	1,050	15%
#16SCREAG	Josh Bradbury (14)	123	12%
#1776	Rick Heitzmann (15)	36,509	46%
#18ALLEN	Stone Ridge Asset Management (1)	2,994	25%
#18OSAKA	Stone Ridge Asset Management (1)	390	15%
#18ZION	Ajit Sancheti (16)	50	10%
#18ZION	Philip Myerson (11)	58	12%
#19HAALAND	Stone Ridge Asset Management (1)	500	10%
#2020TOPPS	The Topps Company, Inc. (17)	5,000	50%
#36OWENS	Stone Ridge Asset Management (1)	623	25%
#36OWENS	Kyle Hart (18)	250	10%
#36OWENS	Matthew Marcom (10)	282	11%
#38DIMAGGIO	Jack Smith (2)	100	10%
#38DIMAGGIO	Kyle Hart (18)	100	10%
#38DIMAGGIO	Michael Sokolyansky (19)	117	12%
#48JACKIE	Jude Arena (20)	2,461	13%
#55CLEMENTE	Chris Passaretti (21)	120	12%
#55CLEMENTE	Jack Smith (2)	100	10%
#56AARON	Stone Ridge Asset Management (1)	2,495	25%
#56TEDWILL	Da Woon Kang (22)	200	10%
#56TEDWILL	Jack Smith (2)	522	26%
#58PELE3	Stone Ridge Asset Management (1)	2,806	25%
#59BOND	Jack Smith (2)	1,025	10%
#59BOND	Jesse Jacobs (23)	1,025	10%
#59FLASH	Stavros Merjos (24)	3,696	37%
#59FLASH	Troy Shay (25)	1,000	10%
#60ALI	Stone Ridge Asset Management (1)	5,863	25%
#60ALI	Jack Smith (2)	2,350	10%
#60MANTLE	Stone Ridge Asset Management (1)	10,603	25%
#60MANTLE	Ken Goldin (26)	21,250	50%
#62BOND	Jack Smith (2)	1,550	10%
#62MANTLE	Craig Osika (27)	600	10%
#62MANTLE	Jack Smith (2)	600	10%
#62MANTLE	Mike Kushion (28)	600	10%
#66ORR	Stone Ridge Asset Management (1)	2,495	25%
#68MAYS	William Ammons (29)	570	29%
#69KAREEM	Justin Caldbeck (30)	404	16%
#71TOPPS	Eric Roberts (31)	3,217	19%
#71TOPPS	Jack Smith (2)	1,700	10%

#80ALI	Stone Ridge Asset Management (1)	2,495	25%
#81BIRD	Stone Ridge Asset Management (1)	1,247	25%
#81BIRD	Shawn Nigg (32)	512	10%
#83JOBS	Stone Ridge Asset Management (1)	2,499	25%
#84JORDAN	Elliot Tebele (33)	2,447	16%
#85ERVING	Stone Ridge Asset Management (1)	2,495	25%
#85GPK	Stone Ridge Asset Management (1)	249	25%
#85GPK2	Stone Ridge Asset Management (1)	500	10%
#85JORDAN	Elliot Tebele (33)	2,261	23%
#85JORDAN2	Elliot Tebele (33)	6,176	31%
#85NES	Andy Galica (34)	849	11%
#86BONDS	Stone Ridge Asset Management (1)	400	20%
#86FLEER	Matthew Marcom (10)	2,557	15%
#86JORDAN2	Stone Ridge Asset Management (1)	2,495	25%
#86JORDAN2	Wade Holland (35)	1,228	12%
#87ZELDA	Stone Ridge Asset Management (1)	2,495	25%
#89TMNT	Stone Ridge Asset Management (1)	499	25%
#90BATMAN	Stone Ridge Asset Management (1)	2,499	25%
#92TIGER	Stone Ridge Asset Management (1)	1,500	15%
#93JETER	Stone Ridge Asset Management (1)	249	25%
#94JETER	Jack Smith (2)	224	22%
#94JETER	Philip Myerson (11)	110	11%
#94JORDAN	Elliot Tebele (33)	1,767	18%
#96JORDAN2	Elliot Tebele (33)	4,129	38%
#96KOBE2	Stone Ridge Asset Management (1)	4,500	20%
#97KOBE	Stone Ridge Asset Management (1)	2,495	25%
#98JORDAN2	Stone Ridge Asset Management (1)	4,123	25%
#98KANGA	Karan Wadhera (36)	6,507	31%
#98MANNING	Stone Ridge Asset Management (1)	499	25%
#99MJRETRO	Stone Ridge Asset Management (1)	2,495	25%
#AC23	Stone Ridge Asset Management (1)	998	25%
#AGHOWL	Ketan Patel (37)	50	10%
#AGHOWL	Philip Myerson (11)	67	13%
#APOLLO11	Jack Smith (2)	125	13%
#APPLE1	Stone Ridge Asset Management (1)	8,233	25%
#APPLE1	Jack Smith (2)	3,551	11%
#APPLELISA	Stone Ridge Asset Management (1)	1,589	16%
#BATMAN181	Stone Ridge Asset Management (1)	1,249	25%
#BATMAN181	Mike Kushion (28)	500	10%
#BATMAN2	Stone Ridge Asset Management (1)	2,120	25%
#BATMAN2	Stavros Merjos (24)	1,099	13%

#BATMAN3	Kyle Hart (18)	135	14%
#BATMAN6	Stavros Merjos (24)	395	20%
#BAYC4612	Sam Gellman (38)	26,608	27%
#BAYC8827	Sam Gellman (38)	25,489	31%
#BEATLES1	Stone Ridge Asset Management (1)	1,499	25%
#BEATLES1	Kyle Hart (18)	600	10%
#BEATLES2	Stone Ridge Asset Management (1)	250	10%
#BIRKINBLU	Jack Smith (2)	110	11%
#BIRKINTAN	Jack Smith (2)	298	30%
#BLASTOISE	Stone Ridge Asset Management (1)	12,495	25%
#BOND1	Jack Smith (2)	150	15%
#BRADBURY	Stone Ridge Asset Management (1)	300	15%
#BROSGRIMM	Stone Ridge Asset Management (1)	1,247	25%
#BULLSRING	Matt Suster (39)	8,270	28%
#CAPTAIN3	Mike Kushion (28)	216	22%
#CASTLEII	Andy Galica (34)	222	11%
#CASTLEII	Stone Ridge Asset Management (1)	499	25%
#CLEMENTE2	William Ammons (29)	489	24%
#CONGRESS	Stone Ridge Asset Management (1)	1,247	25%
#DIMAGGIO3	Stone Ridge Asset Management (1)	5,613	25%
#DIMAGGIO3	Jack Smith (2)	2,250	10%
#DIMAGGIO3	Ken Goldin (26)	11,250	50%
#DOMINOS	Peter Frye (40)	317	16%
#DOMINOS	Richard Aguilera (41)	201	10%
#DOOD6921	Sam Gellman (38)	2,750	25%
#DUNE	Sean Buish (42)	132	13%
#EINSTEIN2	Stone Ridge Asset Management (1)	1,247	25%
#EINSTEIN2	Jack Smith (2)	500	10%
#FANFOUR5	Mike Kushion (28)	1,200	12%
#FANFOUR5	Stavros Merjos (24)	1,288	13%
#FANTASY7	Stone Ridge Asset Management (1)	2,499	25%
#FAUBOURG	George Tsai (43)	207	10%
#FAUBOURG	Jack Smith (2)	300	15%
#FAUBOURG2	Jack Smith (2)	1,100	10%
#FLASH123	Stone Ridge Asset Management (1)	904	25%
#FLASH123	Mike Kushion (28)	485	13%
#FORTNITE	Stone Ridge Asset Management (1)	400	20%
#GHOST1	Stone Ridge Asset Management (1)	499	25%
#GHOST1	Stavros Merjos (24)	353	18%
#GIANNIS2	Stone Ridge Asset Management (1)	10,354	25%
#GIANNIS2	Jack Smith (2)	4,150	10%

#GIJOE	Stone Ridge Asset Management (1)	1,249	25%
#GODFATHER	Stone Ridge Asset Management (1)	100	10%
#GRIFFEY2	Stone Ridge Asset Management (1)	200	10%
#GRIFFEYJR	Stone Ridge Asset Management (1)	623	25%
#GWLETTER	Stone Ridge Asset Management (1)	1,125	15%
#GWLOTTO	Jack Smith (2)	280	11%
#GWLOTTO	Joe Colangelo (44)	250	10%
#GWTW	Stone Ridge Asset Management (1)	750	15%
#HAMILTON1	Stone Ridge Asset Management (1)	1,249	25%
#HAMILTON1	Michael Inouye (45)	590	12%
#HENDERSON	Stone Ridge Asset Management (1)	6,747	25%
#HENDERSON	Jack Smith (2)	2,700	10%
#HGWELLS	Stone Ridge Asset Management (1)	1,871	25%
#HIMALAYA	George Tsai (43)	325	16%
#HIMALAYA	Jack Smith (2)	250	13%
#HOBBIT	Stone Ridge Asset Management (1)	2,499	25%
#HONUS	Ken Goldin (26)	5,289	53%
#HONUS2	Stone Ridge Asset Management (1)	2,499	25%
#HONUS2	David Gerber (46)	1,039	10%
#HUCKFINN	Philip Myerson (11)	214	11%
#ICECLIMB	Justin Caldbeck (30)	1,475	15%
#IOMMI	Mark Taylor (47)	1,300	20%
#IPADPROTO	Stone Ridge Asset Management (1)	400	20%
#IPOD	Stone Ridge Asset Management (1)	1,247	25%
#IROBOT	Stone Ridge Asset Management (1)	200	20%
#JAWA	Stone Ridge Asset Management (1)	1,800	20%
#JAWA	Kyle Hart (18)	900	10%
#KARUIZAWA	Stone Ridge Asset Management (1)	3,248	25%
#KARUIZAWA	Kyle Hart (18)	1,300	10%
#KELLER	Stone Ridge Asset Management (1)	450	15%
#KEROUAC	Jeff Khau (48)	490	10%
#KIRBY	Stone Ridge Asset Management (1)	2,499	25%
#KOMBAT	Stone Ridge Asset Management (1)	2,499	25%
#LEICAGOLD	Stone Ridge Asset Management (1)	600	15%
#LINCOLN	Jack Smith (2)	1,008	25%
#MACALLAN1	Stone Ridge Asset Management (1)	249	25%
#MACALLAN2	Stone Ridge Asset Management (1)	750	15%
#MARIO64	Stone Ridge Asset Management (1)	2,500	20%
#MARIOKART	Stone Ridge Asset Management (1)	1,000	20%
#MARX	Stone Ridge Asset Management (1)	1,999	25%
#MEGALODON	Stone Ridge Asset Management (1)	7,497	25%

#METEORITE	Alan Ginsberg (49)	4,375	25%
#METEORITE	Stone Ridge Asset Management (1)	4,366	25%
#MJTICKET	Stone Ridge Asset Management (1)	3,000	15%
#MOBYDICK	Stone Ridge Asset Management (1)	2,000	20%
#MOONSHOE	David Sung (50)	1,800	10%
#MOONSHOE	Jack Smith (2)	1,800	10%
#MOSASAUR	Yinan Wang (51)	733	12%
#NASA1	Jack Smith (2)	1,000	10%
#NASA1	Jeff Khau (48)	1,000	10%
#NASA1	Matt Suster (39)	2,128	21%
#NESDK3	Stone Ridge Asset Management (1)	5,697	25%
#NESWWF	Stone Ridge Asset Management (1)	1,497	25%
#NEWTON	Christopher Nguyen (52)	3,000	10%
#NEWTON	Stone Ridge Asset Management (1)	7,485	25%
#NEWWORLD	Stone Ridge Asset Management (1)	300	15%
#NICKLAUS1	Jack Smith (2)	400	10%
#OBIWAN	Stone Ridge Asset Management (1)	499	25%
#OHTANI1	Stone Ridge Asset Management (1)	2,499	25%
#OHTANI2	Stone Ridge Asset Management (1)	2,280	25%
#OPEECHEE	Matthew Marcom (10)	1,518	15%
#PACQUIAO	Stone Ridge Asset Management (1)	499	25%
#PENGUIN	Stone Ridge Asset Management (1)	2,499	25%
#PENGUIN	Stavros Merjos (24)	1,150	12%
#PICNIC	Jack Smith (2)	200	10%
#POKELUGIA	Jack Smith (2)	1,000	10%
#POKEMON3	Stone Ridge Asset Management (1)	1,247	25%
#POKEMON3	Jack Smith (2)	500	10%
#POKEMON3	Justin Caldbeck (30)	534	11%
#POKERED	Stone Ridge Asset Management (1)	2,495	25%
#POPEYE	Stone Ridge Asset Management (1)	2,748	25%
#POPEYE	Eric Naierman (53)	3,305	30%
#PUNCHOUT	Cyrus Irani (54)	1,962	20%
#PUNCHOUT	Jack Smith (2)	1,436	14%
#PUNK8103	Michael Hanley (55)	20,149	34%
#RLEXPEPSI	Matt Molina (56)	251	13%
#SANTANA	Stone Ridge Asset Management (1)	3,742	25%
#SANTANA	John Superson (57)	3,000	20%
#SHKSPR4	Jack Smith (2)	100	10%
#SHKSPR4	Robert Slama (58)	100	10%
#SHOWCASE4	Stone Ridge Asset Management (1)	2,200	20%
#SHOWCASE4	Mike Kushion (28)	2,180	20%

#SIMPSONS1	Stone Ridge Asset Management (1)	499	25%
#SKYWALKER	Stone Ridge Asset Management (1)	750	15%
#SKYWALKER	Kyle Hart (18)	500	10%
#SLASH	Mark Taylor (47)	2,600	20%
#SMB2	Stone Ridge Asset Management (1)	4,998	25%
#SNOOPY	Tanay Modi (59)	217	11%
#SPIDER10	Stavros Merjos (24)	445	11%
#SPIDER129	Stone Ridge Asset Management (1)	2,499	25%
#SUPREMEPB	Stone Ridge Asset Management (1)	1,000	10%
#SURFER4	Stone Ridge Asset Management (1)	2,499	25%
#THEROCK	Stone Ridge Asset Management (1)	249	25%
#TOPPSTRIO	Stone Ridge Asset Management (1)	1,247	25%
#TORNEK	Stone Ridge Asset Management (1)	8,233	25%
#TORNEK	Jack Smith (2)	3,300	10%
#WALDEN	Stone Ridge Asset Management (1)	499	25%
#WALDEN	Kevin Harper (60)	201	10%
#WILDGUN	Andy Galica (34)	579	14%
#WILDTHING	Stone Ridge Asset Management (1)	499	25%
#WILT100	Stone Ridge Asset Management (1)	2,873	25%
#WZRDOFOZ	Stone Ridge Asset Management (1)	1,497	25%
#XLXMEN1	Stone Ridge Asset Management (1)	1,996	25%
#XMEN94	Stone Ridge Asset Management (1)	2,495	25%
#YOKO	Michael Harris (61)	38	19%
#YOKO	Zachary Caraviello (62)	39	20%

(1)Stome Ridge Asset Management's address is 510 Madison Ave, New York, NY 10022

(2)Jack Smith's address is 1887 Whitney Mesa Dr, Henderson, NV 89014

(3)Mark Pepitone's address is 250 S Ocean Blvd, Delray Beach, FL 33483

(4)Mirza Beg's address is 122 Saint Denis Lane, Leesville, LA 71446

(5)Dan Burke's address is 6764 Kelseys Oak Ct, Cincinnati, OH 45248

(6)John Linskey's address is 234 Warrenton Dr, Houston, TX 77024

(7)Phil Moine's address is 123 E 54th St, New York, NY 10022

(8)Timothy Mihelich's address is E Red Arrow Hwy, Paw Paw, MI 49079

(9)John Cochran's address is 1879 Gaineswood Pl, Tuscaloosa, AL 35406

(10)Matthew Marcom's address is 1109 Flint Ridge Trail, Georgetown, TX 78628

(11)Philip Myerson's address is 46 Bayview Ave, Portsmouth, RI 2871

(12)Harper Boone's address is 2710 Paddock Pl, The Villages, FL 32162

(13)Mark Suster's address is 17420 Tramonto Dr, Pacific Palisades, CA 90272

(14)Josh Bradbury's address is 998 Meadowlark Dr, Laguna Beach, CA 92651

(15)Rick Heitzmann's address is 88 MacDougal St, New York, NY 10012

(16)Ajit Sancheti's address is 1872 Cam De Los Robles, Menlo Park, CA 94025

(17)The Topps Company, Inc.'s address is 1 Whitehall St, New York, NY 10004

(18)Kyle Hart's address is 5990 Forbes Ct, Bel Aire, KS 67220

(19)Michael Sokolyansky's address is 243 Hedge Lane, Hewlett, NY 11557

(20)Jude Arena's address is 39 Vestry St, New York, NY 10013

(21)Chris Passaretti's address is 19 Eugene Dr, Montville, NJ 07045

(22)Da Woon Kang's address is 141 Kailuana Loop, Henderson, NV 89014

(23)Jesse Jacobs's address is 434 S Rossmore Ave, Los Angeles, CA 90020

(24)Stavros Merjos's address is 479 N Rodeo Dr, Beverly Hills, CA 90210

(25)Troy Shay's address is 630 Madrid Ave, Venice, FL 34285

(26)Ken Goldin's address is 18101 Collins Ave, Sunny Isles Beach, FL 33160

(27)Craig Osika's address is 97 Center Ave, Chatham, NJ 7928

(28)Mike Kushion's address is 71 Rolling Green Ln, Elma, NY 14059

(29)William Ammons's address is 814 Barrington Pl Dr, Brentwood, TN 37027

(30)Justin Caldbeck's address is 50 Verbalee Ln, Hillsborough, CA 94010

(31)Eric Roberts's address is 245 Park Lane, Atherton, CA 94027

(32)Shawn Nigg's address is 704 N 10th Ave, Winterset, IA 50273

(33)Elliot Tebele's address is 30 Sullivan St, New York, NY 10012

(34)Andy Galica's address is 14302 W Becker Ln, Surprise, AZ 85379

(35)Wade Holland's address is 2111 W Marjory Ave, Tampa, FL 33606

(36)Karan Wadhera's address is 45611 Montclaire Ter, Fremont, CA 94539

(37)Ketan Patel's address is 2959 Northlake Cir, Tyler, TX 75703

(38)Sam Gellman's address is 117 N Monarch St, Aspen, CO 81611

(39)Matt Suster's address is 10275 Science Center Dr, San Diego, CA 92121

(40)Peter Frye's address is 17 Union St., Branford, CT 6405

(41)Richard Aguilera's address is 21940 Briarwood Dr, Fairview Park, OH 44126

(42)Sean Buish's address is 15 Poplar Pine Ct, Conroe, TX 77385

(43)George Tsai's address is 130 Serena Way, Santa Clara, CA 95051

(44)Joe Colangelo's address is 310 Prospect Ave, Cranford, NJ 7016

(45)Michael Inouye's address is 1601 Kapiolani Blvd #920, Honolulu, HI 96814

(46)David Gerber's address is 4089 S. Four Mile Run Drive, Arlington, VA 22204

(47)Mark Taylor's address is 209 10th Ave S., Nashville, TN 37203

(48)Jeff Khau's address is 4395 Sedge St, Fremont, CA 94555

(49)Alan Ginsberg's address is 215 E 68th St, New York, NY 10065

(50)David Sung's address is 2906 e MINNEZONA ave., Phoenix, AZ 85016

(51)Yinan Wang's address is 1101 S Arlington Ridge Rd, Arlington, VA 22202

(52)Christopher Nguyen's address is 575 Los Altos Avenue, Los Altos, CA 94022

(53)Eric Naierman's address is 3131 N 52nd Ave, Hollywood, FL 33021

(54)Cyrus Irani's address is 112 Surfside Ave., Surfside, CA 90743

(55)Michael Hanley's address is 700 Fort Salonga Rd, Northport, NY 11768

(56)Matt Molina's address is 806 Soboda Ct, Houston, TX 77079

(57)John Superson's address is 440 South Lasalle, Chicago, IL 60605

(58)Robert Slama's address is 2509 tahoe drive, lakeland, FL 33805

(59)Tanay Modi's address is 426 W 58th St, New York, NY 10019

(60)Kevin Harper's address is 3446 E Joseph Way, Gilbert, AZ 85295

(61)Michael Harris's address is 13 Prospect St, Pepperell, MA 01463

(62)Zachary Caraviello's address is 24 Seminole Dr, Pepperell, MA 01463

ITEM 5. RELATED PARTY TRANSACTIONS

Series Members

The managing member of the Company is the Manager. The Company will admit additional members to each of its Series through the Offerings of Interests in each Series. By purchasing an Interest in a Series of Interests, the Investor is admitted as a member of the Series and will be bound by the Operating Agreement. Under the Operating Agreement, each Investor grants a power of attorney to the Manager. The Operating Agreement provides the Manager with the ability to appoint officers and Advisory Board members.

Officer and Affiliate Loans

From time to time, affiliates of the Manager and their individual officers may make loans to the Company to facilitate the purchase of Underlying Assets prior to the Closing of a Series’ Offering.  It is anticipated that each of the loans and related interest will be paid by the Company through proceeds of the Offering associated with a Series. Because the Series will repay the Company and other parties, such as the Manager, the BOR and the Custodian and their respective affiliates, from the proceeds of a closed Offering, it is anticipated that no Series will bear the economic effects of any loan made to purchase another Underlying Asset.

From time to time the Asset Manager, affiliates of the Manager or third parties may make non-interest-bearing loans to the Company to acquire an Underlying Asset prior to the Closing of an Offering for the respective Series. In such cases, the respective Series would repay any such non-interest-bearing loans used to acquire its respective Underlying Asset with proceeds generated from the Closing of the Offering for Interests of such Series. No Series will have any obligation to repay a loan incurred by the Company to purchase an Underlying Asset for another Series.

As of the end of the Current Period and Prior Period, amounts outstanding due to Manager and affiliates are shown as below:

Period	Due to the Manager and its Affiliates	Due from the Manager and its Affiliates
Current Period	$1,368,135	$500
Prior Period	$6,287,183	$-

During the Current Period and Prior Period, the Company entered into agreements with an Advisory Board Members to acquire Archive Assets, which are summarized in the table below.

Series	Agreement Type	Date of Agreement	Purchase Price	Percent Owned by Asset Seller on Close	Asset Seller
#17MAHOMES	Purchase Agreement	1/6/2021	$215,000.00	0%	Goldin Auctions (1)
#96KOBE	Upfront Purchase	1/30/2021	$67,200.00	0%	Goldin Auctions (1)
#05MJLJ	Purchase Agreement	1/12/2021	$72,000.00	0%	Goldin Auctions (1)
#07DURANT	Upfront Purchase	2/12/2021	$115,200.00	0%	Goldin Auctions (1)
#DIMAGGIO3	Purchase Agreement	1/28/2021	$415,000.00	50%	Goldin Auctions (1)
#09CURRY2	Upfront Purchase	1/30/2021	$451,200.00	0%	Goldin Auctions (1)
#58PELE3	Upfront Purchase	1/30/2021	$180,000.00	0%	Goldin Auctions (1)
#99MJRETRO	Upfront Purchase	3/10/2021	$43,200.00	0%	Goldin Auctions (1)
#86JORDAN2	Upfront Purchase	5/24/2021	$73,200.00	0%	Goldin Auctions (1)
#97KOBE	Upfront Purchase	5/24/2021	$57,600.00	0%	Goldin Auctions (1)
#81BIRD	Upfront Purchase	3/10/2021	$39,600.00	0%	Goldin Auctions (1)
#00BRADY2	Upfront Purchase	4/5/2021	$312,000.00	0%	Goldin Auctions (1)
#60MANTLE	Purchase Agreement	1/28/2021	$800,000.00	50%	Goldin Auctions (1)
#03RONALDO	Upfront Purchase	8/10/2021	$156,000.00	0%	Goldin Auctions (1)
#HONUS2	Upfront Purchase	8/10/2021	$85,200.00	0%	Goldin Auctions (1)
#09HARDEN	Upfront Purchase	5/24/2021	$22,800.00	0%	Goldin Auctions (1)
#98JORDAN2	Upfront Purchase	2/12/2021	$288,000.00	0%	Goldin Auctions (1)
#OHTANI1	Upfront Purchase	8/10/2021	$80,400.00	0%	Goldin Auctions (1)
#KOMBAT	Upfront Purchase	9/19/2021	$79,200.00	0%	Goldin Auctions (1)
#GIANNIS2	Upfront Purchase	3/10/2021	$360,000.00	0%	Goldin Auctions (1)
#96KOBE2	Upfront Purchase	4/6/2021	$240,000.00	0%	Goldin Auctions (1)
#90FANTASY	Upfront Purchase	2/24/2022	$12,000.00	0%	Goldin Auctions (1)
#66KOUFAX	Purchase Option Agreement	2/9/2022	$550,000.00	55%	Goldin Auctions (1)
#59BROWN	Upfront Purchase	3/10/2021	$205,200.00	0%	Goldin Auctions (1)
#96CHROME	Upfront Purchase	8/30/2021	$31,200.00	0%	Goldin Auctions (1)

(1)Ken Goldin, a member of the Advisory Board, is the Founder and Executive Chairman of Goldin Auctions

ITEM 6. OTHER SIGNIFICANT INFORMATION

None.

ITEM 7.  FINANCIAL STATEMENTS FOR THE FISCAL YEARS ENDED DECEMBER 31, 2022 AND 2021

CONTENTS

RSE ARCHIVE, LLC AND VARIOUS SERIES:                                                                                            PAGE

Years Ended December 31, 2022 and 2021 Audited Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm                                                                  F-1

Consolidated Balance SheetsF-3

Consolidated Statements of OperationsF-107

Consolidated Statements of Members’ Equity / (Deficit) F-211

Consolidated Statements of Cash Flows F-267

Notes to Consolidated Financial Statements F-371

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of

RSE Archive, LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheets of RSE Archive, LLC (the "Company") on a consolidated basis and for each listed Series as of December 31, 2022 and 2021, and the related statements of operations, members' equity, and cash flows for the Company on a consolidated basis and for each listed Series for the years then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company on a consolidated basis and each listed Series as of December 31, 2022 and 2021, and the results of their operations and their cash flows for the Company on a consolidated basis and each listed Series for each of the years then ended in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company and each listed Series will continue as a going concern.  As discussed in Note A to the financial statements, the Company and each listed Series have experienced recurring losses, and negative cash flows from operations, and their lack of liquidity raise substantial doubt about their ability to continue as a going concern.  Management’s evaluation of the events and conditions and management’s plans regarding these matters are also described in Note A.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the audit committee and that: (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of the critical audit matter does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Valuation of Underlying Collectible Assets

As described in Note B6 to the financial statements, underlying collectible assets of the Company and each listed Series are reported at carrying amount, which includes cost-basis purchase price, any capitalized acquisition expenses, and any adjustments for impairment charge. The purchase price for the assets held by the Company and each listed series is predicated on the asset’s authenticity, which is supported by authenticity documentation that the Company obtains upon purchase. There is judgment involved in the authentication for these assets that the Company obtains based on the source of the authentication. In addition, the underlying collectible assets are evaluated for impairment annually or whenever events or changes in circumstances indicate that the carrying amount for an underlying collectible asset may not be recoverable. Recoverability of these assets is measured by a comparison of the carrying amount of the underlying collectible asset to the expected fair value of the underlying collectible asset, which involves judgment from management relative to evaluating actual comparable market transactions for similar assets, estimating potential earnings of the asset, or the expected amount recoverable on a sale of the asset. As of December 31, 2022, there were three hundred and sixteen underlying collectible assets held by the Company and each listed Series with a total carrying value of $28,520,304 and a total impairment charge of $601,580 was recognized during the year ended December 31, 2022 relating to twenty-seven underlying collectible assets.

We identified the valuation of the underlying collectible assets as a critical audit matter due to the significant judgment by management related to authenticity or in estimating the expected fair value for underlying collectible assets. For certain assets management relied on judgment for the nature of the authentication documentation obtained as well as the judgment of authenticators on the purchase of assets, which will determine the carrying value and also creates a certain level of subjectivity as whether the carrying value of the asset is appropriate. In addition, the impairment evaluation for the assets is sensitive to significant assumptions such as comparable market transactions for similar assets, estimating potential earnings and the expected amount recoverable on the sale of an asset.  This in turn led to a high degree of auditor judgement, subjectivity, and effort in performing procedures for evaluating management’s significant judgments relating to the carrying value reported for each underlying collectible asset.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included gaining an understanding of the controls in place relating to obtaining authenticity on the purchase of assets and the subsequent evaluation for impairment. Our procedures also included, among others, evaluating evidence for insurance coverage in place during the audit period that protects against counterfeits, testing and evaluating management’s analysis of authentication on an asset as of the reporting date, physically observing the assets, examining the authenticity documentation maintained, evaluating the reputation of authenticators, evaluating management’s process for developing the estimated fair value of each underlying collectible asset, obtaining evidence supporting comparable market transactions for similar assets, performing inquiries of management, and considering current economic conditions and industry trends.  When assessing the assumptions relating to the fair value of underlying collectible assets, we evaluated whether the assumptions used were reasonable and considered whether they were consistent with evidence obtained in other areas of the audit.

/s/ EisnerAmper LLP

We have served as the Company’s auditor since 2020.

EISNERAMPER LLP

New York, New York

May 1, 2023

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER	Series #TWOCITIES
Assets
Current Assets
Cash and Cash Equivalents	$ 1,450	$ 1,600	$ 300	$ 1,545	$ 1,095	$ 1,495
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	-	12	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	1,462	1,612	300	1,557	1,107	1,507
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	125,000	52,500	16,800	35,000	70,100	12,100
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 126,462	$ 54,112	$ 17,100	$ 36,557	$ 71,207	$ 13,607

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	546	-	-	-
Total Liabilities	2	2	548	2	2	2
Member's Equity
Membership Contributions	126,600	54,100	17,100	36,600	70,740	13,800
Capital Contribution for Operating Expense	7,148	4,489	3,028	3,859	5,627	2,748
Capital Contribution for shortfall at Offering close	-	-	-	-	510	-
Distribution to RSE Archive or its affiliates	-	-	-	(55)	(55)	(205)
Distribution to Series	-	-	-	-	(1,465)	-
Accumulated Surplus / (Deficit)	(7,288)	(4,479)	(3,576)	(3,849)	(4,152)	(2,738)
Members' Equity / (Deficit)	126,460	54,110	16,552	36,555	71,205	13,605
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 126,462	$ 54,112	$ 17,100	$ 36,557	$ 71,207	$ 13,607

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX	Series #EINSTEIN	Series #HONUS
Assets
Current Assets
Cash and Cash Equivalents	$ 1,695	$ 1,250	$ 1,250	$ 1,172	$ 1,750	$ 5,300
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	0	(0)	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	1,707	1,262	1,250	1,172	1,762	5,312
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	10,100	55,500	29,500	17,928	11,100	500,028
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 11,807	$ 56,762	$ 30,750	$ 19,100	$ 12,862	$ 505,340

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ 2	$ 2	$ 40
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	546	-	-
Total Liabilities	2	2	2	548	2	40
Member's Equity
Membership Contributions	12,000	56,750	30,750	19,250	13,000	505,328
Capital Contribution for Operating Expense	2,724	4,277	3,533	3,316	2,729	20,542
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(205)	-	-	(150)	(150)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(2,714)	(4,267)	(3,535)	(3,864)	(2,719)	(20,570)
Members' Equity / (Deficit)	11,805	56,760	30,748	18,552	12,860	505,300
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 11,807	$ 56,762	$ 30,750	$ 19,100	$ 12,862	$ 505,340

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #75ALI	Series #71ALI	Series #APROAK	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH
Assets
Current Assets
Cash and Cash Equivalents	$ 938	$ -	$ -	$ 8,132	$ 1,203	$ 1,003
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	-	-	-	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	950	-	-	8,132	1,215	1,015
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	44,065	-	-	-	50,000	74,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 45,015	$ -	$ -	$ 8,132	$ 51,215	$ 75,015

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ -	$ -	$ 2	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	8,082	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	-	-	8,084	2	2
Member's Equity
Membership Contributions	45,040	-	-	-	51,250	75,050
Capital Contribution for Operating Expense	4,078	-	-	3,046	4,019	5,077
Capital Contribution for shortfall at Offering close	10	-	-	-	-	-
Distribution to RSE Archive or its affiliates	-	-	-	(47)	(47)	(47)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(4,115)	-	-	(2,951)	(4,009)	(5,067)
Members' Equity / (Deficit)	45,013	-	-	48	51,213	75,013
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 45,015	$ -	$ -	$ 8,132	$ 51,215	$ 75,015

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #SPIDER1	Series #BATMAN3	Series #ULYSSES	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL
Assets
Current Assets
Cash and Cash Equivalents	$ 1,003	$ 1,003	$ 1,950	$ 400	$ 1,050	$ 1,703
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	12	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	1,015	1,015	1,962	412	1,062	1,715
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	20,000	75,000	22,100	17,200	9,000	15,600
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 21,015	$ 76,015	$ 24,062	$ 17,612	$ 10,062	$ 17,315

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	500	-	-	-	-
Total Liabilities	2	502	2	2	2	2
Member's Equity
Membership Contributions	21,050	76,050	24,050	17,797	9,400	17,500
Capital Contribution for Operating Expense	2,468	3,165	2,418	2,386	2,687	2,373
Capital Contribution for shortfall at Offering close	-	-	-	-	650	-
Distribution to RSE Archive or its affiliates	(47)	(47)	-	(197)	-	(197)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(2,458)	(3,655)	(2,408)	(2,376)	(2,677)	(2,363)
Members' Equity / (Deficit)	21,013	75,513	24,060	17,610	10,060	17,313
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 21,015	$ 76,015	$ 24,062	$ 17,612	$ 10,062	$ 17,315

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #98JORDAN	Series #18ZION	Series #SNOOPY	Series #APOLLO11	Series #24RUTHBAT	Series #YOKO
Assets
Current Assets
Cash and Cash Equivalents	$ -	$ 605	$ 800	$ 1,050	$ 2,480	$ 1,750
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	12	-	12	-	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	-	617	800	1,062	2,480	1,762
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	-	13,545	24,000	30,000	-	12,600
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ -	$ 14,162	$ 24,800	$ 31,062	$ 2,480	$ 14,362

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ 2	$ 2	$ 2	$ -	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	2,480	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	2	2	2	2,480	2
Member's Equity
Membership Contributions	-	14,150	24,745	31,050	-	14,500
Capital Contribution for Operating Expense	-	2,602	2,629	3,072	8,369	2,142
Capital Contribution for shortfall at Offering close	-	-	55	-	513	-
Distribution to RSE Archive or its affiliates	-	-	-	-	(47)	(150)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	-	(2,592)	(2,631)	(3,062)	(8,835)	(2,132)
Members' Equity / (Deficit)	-	14,160	24,798	31,060	-	14,360
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ -	$ 14,162	$ 24,800	$ 31,062	$ 2,480	$ 14,362

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO	Series #55CLEMENTE
Assets
Current Assets
Cash and Cash Equivalents	$ -	$ -	$ 694	$ 1,203	$ 594	$ 594
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	12	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	-	-	694	1,215	606	606
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	-	-	-	130,000	20,006	36,006
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ -	$ -	$ 694	$ 131,215	$ 20,612	$ 36,612

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ 2	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	400	546	-
Total Liabilities	-	-	-	402	548	2
Member's Equity
Membership Contributions	-	-	-	131,250	20,600	36,600
Capital Contribution for Operating Expense	-	-	694	6,605	2,613	3,095
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	-	-	-	(47)	-	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	-	-	-	(6,995)	(3,149)	(3,085)
Members' Equity / (Deficit)	-	-	694	130,813	20,064	36,610
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ -	$ -	$ 694	$ 131,215	$ 20,612	$ 36,612

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21	Series #BATMAN1	Series #BIRKINTAN
Assets
Current Assets
Cash and Cash Equivalents	$ 563	$ 213	$ 463	$ 277	$ 6,987	$ 456
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	12	-	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	575	225	475	289	6,987	468
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	27,600	11,600	37,100	7,023	-	25,244
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 28,175	$ 11,825	$ 37,575	$ 7,312	$ 6,987	$ 25,712

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ 2	$ 43	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	6,937	-
Due to the Manager or its Affiliates	477	-	400	-	500	-
Total Liabilities	479	2	402	2	7,480	2
Member's Equity
Membership Contributions	28,200	11,850	37,600	7,300	-	25,700
Capital Contribution for Operating Expense	2,173	2,058	2,244	1,997	2,414	2,591
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(37)	(37)	(37)	-	(66)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(2,640)	(2,048)	(2,634)	(1,987)	(2,841)	(2,581)
Members' Equity / (Deficit)	27,696	11,823	37,173	7,310	(493)	25,710
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 28,175	$ 11,825	$ 37,575	$ 7,312	$ 6,987	$ 25,712

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #GMTBLACK1	Series #61JFK	Series #POKEMON1	Series #50JACKIE	Series #LINCOLN	Series #STARWARS1
Assets
Current Assets
Cash and Cash Equivalents	$ 604	$ 334	$ 534	$ -	$ 209	$ 269
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	12	12	-	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	604	346	546	-	221	281
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	25,030	16,350	118,000	-	64,925	10,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 25,634	$ 16,696	$ 118,546	$ -	$ 65,146	$ 10,281

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ -	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	2	2	-	2	2
Member's Equity
Membership Contributions	25,700	16,750	118,600	-	64,700	10,400
Capital Contribution for Operating Expense	2,486	1,976	5,378	-	3,647	2,152
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(66)	(66)	(66)	-	(66)	(131)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(2,489)	(1,966)	(5,368)	-	(3,137)	(2,143)
Members' Equity / (Deficit)	25,632	16,694	118,544	-	65,144	10,278
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 25,634	$ 16,696	$ 118,546	$ -	$ 65,146	$ 10,281

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #68MAYS	Series #56TEDWILL	Series #TMNT1	Series #CAPTAIN3	Series #51MANTLE	Series #CHURCHILL
Assets
Current Assets
Cash and Cash Equivalents	$ 437	$ 520	$ -	$ 77	$ 7,206	$ 220
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	-	12	-	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	449	532	-	89	7,206	232
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	32,083	80,000	-	35,523	-	6,600
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 32,532	$ 80,532	$ -	$ 35,612	$ 7,206	$ 6,832

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ -	$ 2	$ -	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	7,206	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	2	-	2	7,206	2
Member's Equity
Membership Contributions	32,600	80,600	-	35,666	-	6,900
Capital Contribution for Operating Expense	2,660	3,881	-	2,016	2,154	2,502
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(80)	(80)	-	(66)	(80)	(80)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(2,650)	(3,871)	-	(2,006)	(2,074)	(2,492)
Members' Equity / (Deficit)	32,530	80,530	-	35,610	-	6,830
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 32,532	$ 80,532	$ -	$ 35,612	$ 7,206	$ 6,832

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #SHKSPR4	Series #03KOBE	Series #03LEBRON	Series #03JORDAN	Series #39TEDWILL	Series #94JETER
Assets
Current Assets
Cash and Cash Equivalents	$ 400	$ 377	$ 6,111	$ 436	$ 600	$ 460
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	-	12	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	412	389	6,111	448	612	472
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	105,100	44,000	-	33,000	27,750	39,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 105,512	$ 44,389	$ 6,111	$ 33,448	$ 28,362	$ 39,472

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ -	$ 2	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	6,195	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	2	6,195	2	2	2
Member's Equity
Membership Contributions	105,705	44,600	-	33,600	27,220	39,600
Capital Contribution for Operating Expense	3,155	2,868	1,897	2,611	2,440	2,716
Capital Contribution for shortfall at Offering close	-	-	-	-	1,130	-
Distribution to RSE Archive or its affiliates	(205)	(140)	(80)	(80)	-	(140)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(3,145)	(2,942)	(1,901)	(2,685)	(2,430)	(2,706)
Members' Equity / (Deficit)	105,510	44,386	(84)	33,446	28,360	39,470
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 105,512	$ 44,389	$ 6,111	$ 33,448	$ 28,362	$ 39,472

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #2020TOPPS	Series #FANFOUR1	Series #85MARIO	Series #TOS39	Series #DAREDEV1	Series #05LATOUR
Assets
Current Assets
Cash and Cash Equivalents	$ 150	$ -	$ -	$ 24,910	$ -	$ 430
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	-	-	-	-	-
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	162	-	-	24,910	-	430
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	98,000	-	-	-	-	7,442
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 98,162	$ -	$ -	$ 24,910	$ -	$ 7,872

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ -	$ -	$ -	$ -	$ -
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	24,910	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	-	-	24,910	-	-
Member's Equity
Membership Contributions	98,150	-	-	-	-	8,042
Capital Contribution for Operating Expense	4,083	-	-	1,846	-	1,517
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	-	-	-	(140)	-	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(4,073)	-	-	(1,706)	-	(1,687)
Members' Equity / (Deficit)	98,160	-	-	-	-	7,872
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 98,162	$ -	$ -	$ 24,910	$ -	$ 7,872

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #16SCREAG	Series #14DRC	Series #86RICE	Series #57MANTLE	Series #FAUBOURG	Series #SOBLACK
Assets
Current Assets
Cash and Cash Equivalents	$ 430	$ 430	$ 460	$ 400	$ 560	$ 520
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	12	12	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	430	430	472	412	572	532
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	31,944	45,980	20,000	8,000	115,000	50,253
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 32,374	$ 46,410	$ 20,472	$ 8,412	$ 115,572	$ 50,786

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ 2	$ 2	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	500	-
Total Liabilities	-	-	2	2	502	2
Member's Equity
Membership Contributions	32,544	46,580	20,600	7,420	115,700	50,853
Capital Contribution for Operating Expense	1,850	2,041	2,226	1,928	5,113	3,285
Capital Contribution for shortfall at Offering close	-	-	-	1,182	-	-
Distribution to RSE Archive or its affiliates	-	-	(140)	(202)	(140)	(80)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(2,020)	(2,211)	(2,216)	(1,918)	(5,603)	(3,274)
Members' Equity / (Deficit)	32,374	46,410	20,470	8,410	115,070	50,784
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 32,374	$ 46,410	$ 20,472	$ 8,412	$ 115,572	$ 50,786

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #GATSBY	Series #93DAYTONA	Series #09TROUT	Series #57STARR	Series #AF15	Series #03KOBE2
Assets
Current Assets
Cash and Cash Equivalents	$ 520	$ 600	$ 400	$ 400	$ -	$ 316
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	-	12	12	-	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	532	600	412	412	-	328
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	185,100	37,000	225,000	8,000	-	21,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 185,632	$ 37,600	$ 225,412	$ 8,412	$ -	$ 21,328

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ 2	$ -	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	500	-	-	-
Total Liabilities	2	2	502	2	-	2
Member's Equity
Membership Contributions	185,700	37,600	221,063	7,420	-	21,629
Capital Contribution for Operating Expense	3,504	2,295	6,945	1,794	-	2,027
Capital Contribution for shortfall at Offering close	-	-	4,540	1,182	-	-
Distribution to RSE Archive or its affiliates	(80)	-	(202)	(202)	-	(229)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(3,494)	(2,297)	(7,436)	(1,784)	-	(2,101)
Members' Equity / (Deficit)	185,630	37,598	224,910	8,410	-	21,326
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 185,632	$ 37,600	$ 225,412	$ 8,412	$ -	$ 21,328

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #JOBSMAC	Series #16PETRUS	Series #ALICE	Series #SPIDER10	Series #62MANTLE	Series #BATMAN6
Assets
Current Assets
Cash and Cash Equivalents	$ 400	$ 430	$ 520	$ 400	$ 460	$ 320
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	-	12	12	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	412	430	532	412	472	332
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	35,000	38,236	9,300	18,000	132,000	23,500
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 35,412	$ 38,666	$ 9,832	$ 18,412	$ 132,472	$ 23,832

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ 2	$ 2	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	545	-
Total Liabilities	-	-	2	2	547	2
Member's Equity
Membership Contributions	35,832	38,836	9,900	18,602	132,600	23,900
Capital Contribution for Operating Expense	2,441	1,776	1,546	1,578	4,800	1,618
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(432)	(170)	(80)	(202)	(140)	(80)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(2,429)	(1,776)	(1,536)	(1,568)	(5,335)	(1,608)
Members' Equity / (Deficit)	35,412	38,666	9,830	18,410	131,925	23,830
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 35,412	$ 38,666	$ 9,832	$ 18,412	$ 132,472	$ 23,832

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #CLEMENTE2	Series #SUPER14	Series #79STELLA	Series #TKAM	Series #DIMAGGIO2	Series #13BEAUX
Assets
Current Assets
Cash and Cash Equivalents	$ 400	$ -	$ 572	$ 534	$ 321	$ 400
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	-	-	12	-	-
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	412	-	572	546	321	400
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	60,000	-	61,528	28,600	17,704	21,877
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 60,412	$ -	$ 62,100	$ 29,146	$ 18,025	$ 22,277

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ -	$ 2	$ 2	$ 2	$ -
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	546	-
Total Liabilities	2	-	2	2	548	-
Member's Equity
Membership Contributions	60,602	-	62,100	29,200	18,254	22,621
Capital Contribution for Operating Expense	2,935	-	3,055	1,615	1,600	1,454
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(202)	-	-	(66)	(229)	(344)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(2,925)	-	(3,057)	(1,605)	(2,148)	(1,454)
Members' Equity / (Deficit)	60,410	-	62,098	29,144	17,477	22,277
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 60,412	$ -	$ 62,100	$ 29,146	$ 18,025	$ 22,277

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #88MARIO	Series #ANMLFARM	Series #NASA1	Series #00BRADY	Series #85NES	Series #JUSTICE1
Assets
Current Assets
Cash and Cash Equivalents	$ 7,364	$ 100	$ 300	$ 339	$ 400	$ 6,999
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	12	12	12	12	-
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	7,364	112	312	351	412	6,999
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	-	8,800	254,457	35,184	26,000	-
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 7,364	$ 8,912	$ 254,769	$ 35,535	$ 26,412	$ 6,999

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ 2	$ 2	$ 2	$ 2	$ -
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	7,359	-	-	-	-	6,999
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	7,359	2	2	2	2	6,999
Member's Equity
Membership Contributions	-	8,966	254,987	35,752	26,859	-
Capital Contribution for Operating Expense	-	1,487	7,924	2,206	1,979	2,171
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	-	(66)	(229)	(229)	(459)	(202)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	5	(1,477)	(7,915)	(2,196)	(1,969)	(1,969)
Members' Equity / (Deficit)	5	8,910	254,767	35,533	26,410	-
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 7,364	$ 8,912	$ 254,769	$ 35,535	$ 26,412	$ 6,999

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #69KAREEM	Series #59JFK	Series #04LEBRON	Series #85JORDAN	Series #GOLDENEYE	Series #MOONSHOE
Assets
Current Assets
Cash and Cash Equivalents	$ 256	$ 400	$ 316	$ 516	$ 326	$ 420
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	12	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	268	412	328	528	338	432
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	23,261	23,100	44,000	240,000	22,874	150,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 23,528	$ 23,512	$ 44,328	$ 240,528	$ 23,212	$ 150,432

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	2	2	2	2	2
Member's Equity
Membership Contributions	23,829	23,702	44,629	240,600	23,442	150,600
Capital Contribution for Operating Expense	1,900	1,503	2,380	7,292	1,891	4,407
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(229)	(202)	(229)	-	(242)	(180)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(1,974)	(1,493)	(2,454)	(7,366)	(1,881)	(4,397)
Members' Equity / (Deficit)	23,526	23,510	44,326	240,526	23,210	150,430
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 23,528	$ 23,512	$ 44,328	$ 240,528	$ 23,212	$ 150,432

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #03LEBRON2	Series #GRAPES	Series #34GEHRIG	Series #98KANGA	Series #06BRM	Series #DUNE
Assets
Current Assets
Cash and Cash Equivalents	$ 236	$ 400	$ 339	$ 420	$ 400	$ 460
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	12	-	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	248	412	351	432	400	472
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	90,227	31,100	29,737	150,000	15,720	10,600
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 90,476	$ 31,512	$ 30,088	$ 150,432	$ 16,120	$ 11,072

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 45	$ 2	$ 2	$ 2	$ -	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	667	-	333
Total Liabilities	45	2	2	669	-	335
Member's Equity
Membership Contributions	90,728	31,702	30,305	150,600	16,464	11,200
Capital Contribution for Operating Expense	3,305	1,500	2,016	4,828	1,311	2,057
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(180)	(202)	(229)	(180)	(344)	(140)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(3,421)	(1,490)	(2,006)	(5,484)	(1,311)	(2,380)
Members' Equity / (Deficit)	90,431	31,510	30,086	149,763	16,120	10,737
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 90,476	$ 31,512	$ 30,088	$ 150,432	$ 16,120	$ 11,072

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #86FLEER	Series #WILDGUN	Series #58PELE2	Series #18LAMAR	Series #13GIANNIS	Series #AVENGERS1
Assets
Current Assets
Cash and Cash Equivalents	$ 721	$ 400	$ -	$ -	$ 236	$ -
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	-	-	12	-
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	733	412	-	-	248	-
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	146,400	24,000	-	-	19,727	-
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 147,133	$ 24,412	$ -	$ -	$ 19,976	$ -

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ -	$ -	$ 2	$ -
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	2	-	-	2	-
Member's Equity
Membership Contributions	147,447	24,629	-	-	20,228	-
Capital Contribution for Operating Expense	4,376	1,864	-	-	1,691	-
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(242)	(229)	-	-	(180)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(4,450)	(1,854)	-	-	(1,765)	-
Members' Equity / (Deficit)	147,131	24,410	-	-	19,974	-
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 147,133	$ 24,412	$ -	$ -	$ 19,976	$ -

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #04MESSI	Series #AVENGE57	Series #03TACHE	Series #99TMB2	Series #PUNCHOUT	Series #BULLSRING
Assets
Current Assets
Cash and Cash Equivalents	$ 805	$ 400	$ 400	$ 340	$ 421	$ 900
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	-	12	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	817	412	400	352	433	912
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	39,600	17,000	70,192	50,380	80,027	249,600
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 40,417	$ 17,412	$ 70,592	$ 50,732	$ 80,460	$ 250,512

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ -	$ 2	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	2	-	2	2	2
Member's Equity
Membership Contributions	40,647	17,602	70,936	50,900	80,600	250,742
Capital Contribution for Operating Expense	2,279	1,335	1,852	2,568	3,596	7,488
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(242)	(202)	(344)	(180)	(152)	(242)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(2,269)	(1,325)	(1,852)	(2,558)	(3,586)	(7,478)
Members' Equity / (Deficit)	40,415	17,410	70,592	50,730	80,458	250,510
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 40,417	$ 17,412	$ 70,592	$ 50,732	$ 80,460	$ 250,512

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #70AARON	Series #96CHARZRD	Series #01TIGER	Series #ICECLIMB	Series #09COBB	Series #51HOWE
Assets
Current Assets
Cash and Cash Equivalents	$ 340	$ 348	$ 366	$ 400	$ 367	$ 2,392
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	12	12	-
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	352	360	378	412	379	2,392
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	16,202	50,169	15,682	70,000	27,681	-
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 16,554	$ 50,530	$ 16,060	$ 70,412	$ 28,060	$ 2,392

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ 2	$ 2	$ -
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	2,392
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	2	2	2	2	2,392
Member's Equity
Membership Contributions	16,722	58,546	16,200	70,642	28,200	-
Capital Contribution for Operating Expense	1,670	2,483	1,639	2,709	1,857	1,494
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(180)	(152)	(152)	(242)	(152)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(1,660)	(10,350)	(1,629)	(2,699)	(1,847)	(1,494)
Members' Equity / (Deficit)	16,552	50,527	16,058	70,410	28,058	-
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 16,554	$ 50,530	$ 16,060	$ 70,412	$ 28,060	$ 2,392

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #96JORDAN2	Series #JUNGLEBOX	Series #59FLASH	Series #FOSSILBOX	Series #THOR	Series #POKEBLUE
Assets
Current Assets
Cash and Cash Equivalents	$ 216	$ 418	$ 367	$ 355	$ -	$ 422
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	12	-	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	228	430	379	367	-	433
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	48,648	30,130	58,033	18,045	-	20,027
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 48,876	$ 30,560	$ 58,412	$ 18,412	$ -	$ 20,460

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ 2	$ -	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	2	2	2	-	2
Member's Equity
Membership Contributions	49,269	30,700	58,721	18,721	-	20,600
Capital Contribution for Operating Expense	2,342	1,856	1,425	1,592	-	1,615
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(321)	(152)	(321)	(321)	-	(152)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(2,416)	(1,846)	(1,415)	(1,582)	-	(1,605)
Members' Equity / (Deficit)	48,874	30,558	58,410	18,410	-	20,458
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 48,876	$ 30,560	$ 58,412	$ 18,412	$ -	$ 20,460

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #98GTA	Series #PICNIC	Series #DOMINOS	Series #58PELE	Series #09CURRY	Series #84JORDAN
Assets
Current Assets
Cash and Cash Equivalents	$ 355	$ 400	$ 300	$ 218,313	$ 216	$ 216
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	-	-	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	367	412	300	218,313	228	228
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	13,245	48,000	8,600	-	23,106	317,986
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 13,612	$ 48,412	$ 8,900	$ 218,313	$ 23,334	$ 318,214

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ -	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	218,313	-	-
Due to the Manager or its Affiliates	-	-	546	-	-	333
Total Liabilities	2	2	548	218,313	2	335
Member's Equity
Membership Contributions	13,921	48,602	9,221	-	23,726	318,606
Capital Contribution for Operating Expense	1,701	2,354	1,155	4,355	1,646	7,452
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(321)	(202)	(321)	(242)	(321)	(321)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(1,691)	(2,344)	(1,703)	(4,113)	(1,719)	(7,858)
Members' Equity / (Deficit)	13,610	48,410	8,352	-	23,332	317,879
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 13,612	$ 48,412	$ 8,900	$ 218,313	$ 23,334	$ 318,214

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #09BEAUX	Series #KEROUAC	Series #96JORDAN	Series #FEDERAL	Series #62BOND	Series #71TOPPS
Assets
Current Assets
Cash and Cash Equivalents	$ 426	$ 400	$ 10,144	$ 420	$ 711	$ 500
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	12	-	12	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	426	412	10,144	432	723	512
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	29,475	85,100	-	120,100	76,917	50,951
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 29,901	$ 85,512	$ 10,144	$ 120,532	$ 77,640	$ 51,463

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ 2	$ 2	$ 2	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	10,094	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	400	-
Total Liabilities	-	2	10,096	2	402	2
Member's Equity
Membership Contributions	30,075	85,702	-	120,700	77,780	61,051
Capital Contribution for Operating Expense	1,303	1,512	2,035	2,281	1,448	2,412
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(174)	(202)	(152)	(180)	(152)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(1,303)	(1,502)	(1,835)	(2,271)	(1,838)	(12,002)
Members' Equity / (Deficit)	29,901	85,510	48	120,530	77,237	51,461
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 29,901	$ 85,512	$ 10,144	$ 120,532	$ 77,640	$ 51,463

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #DEATON	Series #98ZELDA	Series #03JORDAN2	Series #WOLVERINE	Series #91JORDAN	Series #79GRETZKY
Assets
Current Assets
Cash and Cash Equivalents	$ 400	$ 494	$ 300	$ -	$ 275	$ 1,233
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	-	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	412	506	312	-	287	1,245
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	250,000	20,106	36,306	-	67,506	720,551
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 250,412	$ 20,612	$ 36,618	$ -	$ 67,793	$ 721,796

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 750	$ 2	$ 2	$ -	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	667	-	-	-	-
Total Liabilities	750	669	2	-	2	2
Member's Equity
Membership Contributions	252,730	20,600	36,926	-	68,185	721,784
Capital Contribution for Operating Expense	20,182	1,614	1,824	-	2,531	16,286
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(2,330)	-	(321)	-	(321)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(20,920)	(2,271)	(1,813)	-	(2,605)	(16,276)
Members' Equity / (Deficit)	249,662	19,943	36,616	-	67,790	721,794
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 250,412	$ 20,612	$ 36,618	$ -	$ 67,793	$ 721,796

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #17DUJAC	Series #FAUBOURG2	Series #MOSASAUR	Series #92JORDAN	Series #14KOBE	Series #03LEBRON3
Assets
Current Assets
Cash and Cash Equivalents	$ 426	$ 400	$ 400	$ 364	$ 4,956	$ 416
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	12	12	12	-	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	426	412	412	376	4,956	428
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	23,232	150,000	17,813	36,000	-	204,551
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 23,658	$ 150,412	$ 18,224	$ 36,376	$ 4,956	$ 204,979

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ 2	$ 750	$ 2	$ -	$ 45
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	5,040	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	2	750	2	5,040	45
Member's Equity
Membership Contributions	23,832	150,629	20,543	36,600	-	205,051
Capital Contribution for Operating Expense	1,097	4,109	4,054	1,777	1,425	5,369
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(174)	(229)	(2,330)	(152)	-	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(1,097)	(4,099)	(4,793)	(1,851)	(1,509)	(5,486)
Members' Equity / (Deficit)	23,658	150,410	17,474	36,374	(84)	204,934
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 23,658	$ 150,412	$ 18,224	$ 36,376	$ 4,956	$ 204,979

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #95TOPSUN	Series #09TROUT2	Series #59BOND	Series #OPEECHEE	Series #ROCKETBOX	Series #94JORDAN
Assets
Current Assets
Cash and Cash Equivalents	$ 468	$ 453	$ 348	$ 500	$ 325	$ 307
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	12	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	480	465	360	512	337	319
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	50,000	50,015	68,684	210,551	25,175	73,506
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 50,480	$ 50,480	$ 69,044	$ 211,063	$ 25,512	$ 73,825

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	400	-	-	-
Total Liabilities	2	2	402	2	2	2
Member's Equity
Membership Contributions	50,600	50,600	69,184	253,051	25,821	74,217
Capital Contribution for Operating Expense	2,009	2,014	1,288	6,039	1,514	2,492
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(132)	(132)	(152)	-	(321)	(321)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(1,999)	(2,004)	(1,678)	(48,029)	(1,504)	(2,565)
Members' Equity / (Deficit)	50,478	50,478	68,642	211,061	25,510	73,823
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 50,480	$ 50,480	$ 69,044	$ 211,063	$ 25,512	$ 73,825

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #18LUKA	Series #86DK3	Series #FANFOUR5	Series #16KOBE	Series #11BELAIR	Series #76PAYTON
Assets
Current Assets
Cash and Cash Equivalents	$ 304	$ -	$ 378	$ 300	$ 400	$ 464
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	-	12	12	-	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	316	-	390	312	400	476
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	22,402	-	72,200	637,450	18,995	53,504
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 22,718	$ -	$ 72,591	$ 637,762	$ 19,395	$ 53,980

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ -	$ 2	$ 2	$ -	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	-	2	2	-	2
Member's Equity
Membership Contributions	22,922	-	72,700	638,071	19,739	54,100
Capital Contribution for Operating Expense	1,393	-	1,174	15,134	936	2,043
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(132)	-	(122)	(321)	(344)	(132)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(1,467)	-	(1,163)	(15,124)	(936)	(2,033)
Members' Equity / (Deficit)	22,716	-	72,589	637,760	19,395	53,978
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 22,718	$ -	$ 72,591	$ 637,762	$ 19,395	$ 53,980

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #17MAHOMES	Series #85MJPROMO	Series #96KOBE	Series #99CHARZRD	Series #68RYAN	Series #MARADONA
Assets
Current Assets
Cash and Cash Equivalents	$ 27,812	$ 284	$ 295	$ 249	$ 378	$ 329
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	12	12	12	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	27,812	296	307	261	390	341
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	-	22,600	43,490	300,200	60,173	11,282
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 27,812	$ 22,896	$ 43,797	$ 300,461	$ 60,563	$ 11,623

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ 2	$ 2	$ 56	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	27,812	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	666	-	333
Total Liabilities	27,812	2	2	722	2	336
Member's Equity
Membership Contributions	-	23,100	67,990	301,050	60,673	11,932
Capital Contribution for Operating Expense	2,747	1,400	2,188	6,915	2,055	1,162
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(132)	(132)	(122)	(122)	(122)	(321)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(2,615)	(1,474)	(26,261)	(8,104)	(2,045)	(1,486)
Members' Equity / (Deficit)	-	22,894	43,795	299,739	60,561	11,287
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 27,812	$ 22,896	$ 43,797	$ 300,461	$ 60,563	$ 11,623

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #POKEYELOW	Series #POKELUGIA	Series #XMEN1	Series #VANHALEN	Series #48JACKIE	Series #05MJLJ
Assets
Current Assets
Cash and Cash Equivalents	$ 468	$ 468	$ -	$ 300	$ 400	$ 400
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	-	12	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	480	480	-	312	412	412
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	25,200	76,100	-	54,306	340,000	72,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 25,680	$ 76,580	$ -	$ 54,618	$ 340,412	$ 72,412

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ -	$ 2	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	500	-	-
Total Liabilities	2	2	-	502	2	2
Member's Equity
Membership Contributions	47,100	95,600	-	54,926	340,721	72,616
Capital Contribution for Operating Expense	1,717	2,711	-	1,245	7,864	2,021
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(132)	(132)	-	(321)	(321)	(216)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(23,007)	(21,601)	-	(1,734)	(7,854)	(2,011)
Members' Equity / (Deficit)	25,678	76,578	-	54,116	340,410	72,410
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 25,680	$ 76,580	$ -	$ 54,618	$ 340,412	$ 72,412

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #81MONTANA	Series #00MOUTON	Series #07DURANT	Series #56AARON	Series #85LEMIEUX	Series #87JORDAN
Assets
Current Assets
Cash and Cash Equivalents	$ 378	$ 426	$ 303	$ 377	$ 319	$ 300
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	-	12	12	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	390	426	315	389	331	312
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	63,100	23,449	101,009	41,099	78,217	45,246
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 63,490	$ 23,875	$ 101,324	$ 41,489	$ 78,548	$ 45,558

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ -	$ 2	$ 2	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	-	2	2	2	2
Member's Equity
Membership Contributions	63,600	24,049	114,953	41,599	78,717	45,812
Capital Contribution for Operating Expense	2,138	636	2,507	1,395	2,056	1,443
Capital Contribution for shortfall at Offering close	-	-	1,656	-	-	-
Distribution to RSE Archive or its affiliates	(122)	(174)	(197)	(123)	(181)	(265)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(2,128)	(636)	(17,597)	(1,384)	(2,046)	(1,434)
Members' Equity / (Deficit)	63,488	23,875	101,322	41,487	78,546	45,556
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 63,490	$ 23,875	$ 101,324	$ 41,489	$ 78,548	$ 45,558

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #AC23	Series #APPLE1	Series #GWLOTTO	Series #GYMBOX	Series #HUCKFINN	Series #NEOBOX
Assets
Current Assets
Cash and Cash Equivalents	$ 420	$ 300	$ 377	$ 386	$ 478	$ 378
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	12	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	432	312	389	398	490	390
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	24,000	742,908	26,209	15,157	18,100	40,383
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 24,432	$ 743,219	$ 26,598	$ 15,555	$ 18,590	$ 40,773

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ -	$ 2	$ 2	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	-	2	2	2	2
Member's Equity
Membership Contributions	24,600	745,208	26,709	15,657	18,700	40,883
Capital Contribution for Operating Expense	700	11,486	714	903	684	1,401
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(180)	(2,000)	(123)	(114)	(122)	(122)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(690)	(11,475)	(704)	(893)	(674)	(1,391)
Members' Equity / (Deficit)	24,430	743,219	26,596	15,553	18,588	40,771
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 24,432	$ 743,219	$ 26,598	$ 15,555	$ 18,590	$ 40,773

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #NEWTON	Series #NICKLAUS1	Series #POKEMON2	Series #POKERED	Series #RIVIERA	Series #SMB3
Assets
Current Assets
Cash and Cash Equivalents	$ 400	$ 478	$ 486	$ 477	$ 386	$ 477
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	12	-	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	412	490	498	489	386	489
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	255,100	34,499	375,000	34,500	22,812	21,500
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 255,512	$ 34,989	$ 375,498	$ 34,989	$ 23,199	$ 21,989

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	2	2	2	2	2
Member's Equity
Membership Contributions	255,821	35,099	375,600	35,100	23,312	22,100
Capital Contribution for Operating Expense	1,558	1,276	7,851	1,561	899	1,273
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(321)	(122)	(114)	(123)	(114)	(123)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(1,548)	(1,266)	(7,841)	(1,551)	(901)	(1,263)
Members' Equity / (Deficit)	255,510	34,987	375,496	34,987	23,196	21,987
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 255,512	$ 34,989	$ 375,498	$ 34,989	$ 23,199	$ 21,989

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #WALDEN	Series #WZRDOFOZ	Series #60ALI	Series #TORNEK	Series #DIMAGGIO3	Series #POKEMON3
Assets
Current Assets
Cash and Cash Equivalents	$ 486	$ 468	$ 452	$ 600	$ 486	$ 486
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	-	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	498	480	464	600	498	498
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	17,100	80,100	210,299	153,000	415,000	552,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 17,598	$ 80,580	$ 210,763	$ 153,600	$ 415,498	$ 552,498

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	545	667
Total Liabilities	2	2	2	2	548	669
Member's Equity
Membership Contributions	17,700	80,700	210,873	153,600	415,600	552,600
Capital Contribution for Operating Expense	681	907	4,256	3,279	8,982	6,176
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(114)	(132)	(123)	-	(114)	(114)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(671)	(897)	(4,245)	(3,281)	(9,517)	(6,832)
Members' Equity / (Deficit)	17,596	80,578	210,761	153,598	414,951	551,830
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 17,598	$ 80,580	$ 210,763	$ 153,600	$ 415,498	$ 552,498

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #58PELE3	Series #09CURRY2	Series #85ERVING	Series #LJKOBE	Series #80ALI	Series #BATMAN2
Assets
Current Assets
Cash and Cash Equivalents	$ 378	$ 300	$ 300	$ -	$ 377	$ 420
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	-	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	390	312	312	-	389	432
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	180,778	453,149	37,499	-	60,299	76,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 181,168	$ 453,461	$ 37,811	$ -	$ 60,689	$ 76,432

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ -	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	667	333	-	-	-	500
Total Liabilities	669	335	2	-	2	502
Member's Equity
Membership Contributions	181,278	453,655	38,006	-	60,799	76,600
Capital Contribution for Operating Expense	3,911	9,138	1,092	-	1,651	1,044
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(122)	(205)	(206)	-	(123)	(180)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(4,568)	(9,462)	(1,083)	-	(1,640)	(1,534)
Members' Equity / (Deficit)	180,499	453,126	37,809	-	60,687	75,930
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 181,168	$ 453,461	$ 37,811	$ -	$ 60,689	$ 76,432

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #FLASH123	Series #99MJRETRO	Series #85GPK	Series #IPOD	Series #HGWELLS	Series #85JORDAN2
Assets
Current Assets
Cash and Cash Equivalents	$ 420	$ 346	$ 312	$ 300	$ 486	$ 516
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	12	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	432	358	324	312	498	528
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	19,800	43,870	13,632	22,210	40,100	230,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 20,232	$ 44,228	$ 13,956	$ 22,522	$ 40,598	$ 230,528

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ -	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	2	2	-	2	2
Member's Equity
Membership Contributions	25,600	44,370	11,380	22,711	40,700	230,600
Capital Contribution for Operating Expense	662	1,341	926	1,013	673	5,014
Capital Contribution for shortfall at Offering close	-	-	2,765	-	-	-
Distribution to RSE Archive or its affiliates	(180)	(154)	(201)	(201)	(114)	(84)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(5,852)	(1,331)	(916)	(1,001)	(663)	(5,004)
Members' Equity / (Deficit)	20,230	44,226	13,954	22,522	40,596	230,526
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 20,232	$ 44,228	$ 13,956	$ 22,522	$ 40,598	$ 230,528

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #66ORR	Series #CONGRESS	Series #GRIFFEYJR	Series #01HALO	Series #87ZELDA	Series #EINSTEIN2
Assets
Current Assets
Cash and Cash Equivalents	$ 456	$ 400	$ 419	$ 415	$ 357	$ 420
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	12	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	468	412	431	427	369	432
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	42,306	98,300	14,946	13,813	100,063	70,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 42,774	$ 98,712	$ 15,377	$ 14,239	$ 100,432	$ 70,432

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	667	-
Total Liabilities	2	2	2	2	669	2
Member's Equity
Membership Contributions	43,083	99,021	15,546	14,350	100,600	70,600
Capital Contribution for Operating Expense	2,248	905	1,108	832	3,199	770
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(321)	(321)	(181)	(123)	(180)	(180)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(2,238)	(895)	(1,099)	(822)	(3,856)	(760)
Members' Equity / (Deficit)	42,772	98,710	15,374	14,237	99,763	70,430
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 42,774	$ 98,712	$ 15,377	$ 14,239	$ 100,432	$ 70,432

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #SANTANA	Series #01TIGER2	Series #86JORDAN2	Series #TOPPSTRIO	Series #81BIRD	Series #97KOBE
Assets
Current Assets
Cash and Cash Equivalents	$ 446	$ 318	$ 549	$ 300	$ 346	$ 410
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	12	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	458	330	561	312	358	422
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	57,500	15,382	73,656	33,961	29,470	58,056
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 57,958	$ 15,712	$ 74,217	$ 34,273	$ 29,828	$ 58,478

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	500	-	-	-	-	-
Total Liabilities	502	2	2	2	2	2
Member's Equity
Membership Contributions	58,100	15,901	74,352	29,200	29,200	58,613
Capital Contribution for Operating Expense	786	870	1,700	1,929	1,238	1,424
Capital Contribution for shortfall at Offering close	-	-	-	5,326	770	-
Distribution to RSE Archive or its affiliates	(154)	(201)	(147)	(265)	(154)	(147)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(1,276)	(860)	(1,691)	(1,919)	(1,228)	(1,414)
Members' Equity / (Deficit)	57,456	15,710	74,214	34,271	29,826	58,476
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 57,958	$ 15,712	$ 74,217	$ 34,273	$ 29,828	$ 58,478

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #XMEN94	Series #09RBLEROY	Series #04MESSI2	Series #THEROCK	Series #XLXMEN1	Series #03LEBRON5
Assets
Current Assets
Cash and Cash Equivalents	$ 359	$ 400	$ 400	$ 396	$ 359	$ 477
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	-	12	12	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	371	400	412	408	371	489
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	57,649	96,285	31,980	14,942	57,094	73,590
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 58,020	$ 96,685	$ 32,392	$ 15,350	$ 57,465	$ 74,079

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ -	$ 2	$ 45	$ 2	$ 45
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	863	-	-	-	1,045	-
Total Liabilities	866	-	2	45	1,048	45
Member's Equity
Membership Contributions	58,155	97,029	32,581	11,380	57,600	74,190
Capital Contribution for Operating Expense	691	1,021	1,239	809	673	2,235
Capital Contribution for shortfall at Offering close	-	-	-	4,159	-	-
Distribution to RSE Archive or its affiliates	(147)	(344)	(201)	(201)	(147)	(123)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(1,544)	(1,021)	(1,229)	(842)	(1,709)	(2,268)
Members' Equity / (Deficit)	57,155	96,685	32,390	15,305	56,417	74,034
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 58,020	$ 96,685	$ 32,392	$ 15,350	$ 57,465	$ 74,079

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #METEORITE	Series #SLASH	Series #00BRADY2	Series #89TMNT	Series #NESWWF	Series #PUNK9670
Assets
Current Assets
Cash and Cash Equivalents	$ 400	$ 600	$ 660	$ 305	$ 373	$ 596
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	12	12	-
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	412	612	672	317	385	596
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	272,500	50,000	252,440	20,095	15,027	62,103
Other Assets	-	-	-	-	-	2,035
TOTAL ASSETS	$ 272,912	$ 50,612	$ 253,112	$ 20,412	$ 15,412	$ 64,734

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 750	$ -	$ 2	$ 2	$ 2	$ -
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	750	-	2	2	2	-
Member's Equity
Membership Contributions	275,230	50,600	314,153	20,647	15,685	62,700
Capital Contribution for Operating Expense	2,797	613	5,018	876	713	2,391
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(2,330)	-	(154)	(247)	(285)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(3,535)	(601)	(65,907)	(866)	(703)	(357)
Members' Equity / (Deficit)	272,162	50,612	253,110	20,410	15,410	64,734
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 272,912	$ 50,612	$ 253,112	$ 20,412	$ 15,412	$ 64,734

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #18ALLEN	Series #CASTLEII	Series #36OWENS	Series #BAYC601	Series #60MANTLE	Series #PUNK8103
Assets
Current Assets
Cash and Cash Equivalents	$ 431	$ 373	$ 301	$ 18,566	$ 486	$ 600
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	-	12	-
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	443	385	313	18,566	498	600
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	32,522	15,027	20,099	146,879	800,000	500,000
Other Assets	-	-	-	3,388	-	3,373
TOTAL ASSETS	$ 32,965	$ 15,412	$ 20,412	$ 168,833	$ 800,498	$ 503,973

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ -	$ 2	$ -
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	31,850	-	-
Due to the Manager or its Affiliates	-	667	-	-	-	-
Total Liabilities	2	669	2	31,850	2	-
Member's Equity
Membership Contributions	33,100	15,685	21,647	144,426	800,600	500,600
Capital Contribution for Operating Expense	1,000	705	867	3,790	15,327	3,713
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(147)	(285)	(1,247)	-	(114)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(990)	(1,362)	(857)	(11,233)	(15,317)	(340)
Members' Equity / (Deficit)	32,963	14,743	20,410	136,983	800,496	503,973
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 32,965	$ 15,412	$ 20,412	$ 168,833	$ 800,498	$ 503,973

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #GHOST1	Series #BROSGRIMM	Series #HENDERSON	Series #KIRBY	Series #20HERBERT	Series #03RONALDO
Assets
Current Assets
Cash and Cash Equivalents	$ 380	$ 500	$ 377	$ 373	$ 5,423	$ 652
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	12	-	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	392	512	389	385	5,423	664
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	11,657	112,833	132,325	50,027	-	156,606
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 12,049	$ 113,345	$ 132,714	$ 50,412	$ 5,423	$ 157,270

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ 2	$ -	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	5,373	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	2	2	2	5,373	2
Member's Equity
Membership Contributions	12,161	113,333	132,638	50,685	-	157,381
Capital Contribution for Operating Expense	494	856	3,712	1,117	887	2,535
Capital Contribution for shortfall at Offering close	-	-	188	-	-	-
Distribution to RSE Archive or its affiliates	(124)	-	(123)	(285)	(285)	(124)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(484)	(846)	(3,702)	(1,108)	(552)	(2,525)
Members' Equity / (Deficit)	12,047	113,343	132,712	50,410	50	157,267
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 12,049	$ 113,345	$ 132,714	$ 50,412	$ 5,423	$ 157,270

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #HONUS2	Series #MARX	Series #09HARDEN	Series #MEEB15511	Series #90BATMAN	Series #93JETER
Assets
Current Assets
Cash and Cash Equivalents	$ 376	$ 486	$ 353	$ 500	$ 373	$ 427
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	-	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	388	498	365	500	385	439
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	85,806	105,100	23,256	67,782	26,427	15,165
Other Assets	-	-	-	3,270	-	-
TOTAL ASSETS	$ 86,194	$ 105,598	$ 23,621	$ 71,551	$ 26,812	$ 15,604

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ -	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	2	2	-	2	2
Member's Equity
Membership Contributions	86,306	105,700	23,756	68,282	50,685	15,340
Capital Contribution for Operating Expense	1,593	770	799	3,595	1,107	1,026
Capital Contribution for shortfall at Offering close	-	-	-	-	-	375
Distribution to RSE Archive or its affiliates	(124)	(114)	(147)	-	(285)	(123)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(1,583)	(760)	(789)	(326)	(24,697)	(1,016)
Members' Equity / (Deficit)	86,192	105,596	23,619	71,551	26,810	15,602
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 86,194	$ 105,598	$ 23,621	$ 71,551	$ 26,812	$ 15,604

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #SIMPSONS1	Series #SPIDER129	Series #NESDK3	Series #BAYC7359	Series #CURIO10	Series #WILDTHING
Assets
Current Assets
Cash and Cash Equivalents	$ 373	$ 356	$ 314	$ 18,384	$ 500	$ 400
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	-	-	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	385	368	326	18,384	500	412
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	15,027	36,146	100,086	168,395	67,319	15,100
Other Assets	-	-	-	2,671	2,882	-
TOTAL ASSETS	$ 15,412	$ 36,514	$ 100,412	$ 189,450	$ 70,701	$ 15,512

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ -	$ -	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	31,864	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	2	2	31,864	-	2
Member's Equity
Membership Contributions	15,685	36,646	100,685	165,902	67,819	15,747
Capital Contribution for Operating Expense	640	518	2,443	3,045	3,196	483
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(285)	(124)	(285)	-	-	(247)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(630)	(528)	(2,433)	(11,361)	(314)	(473)
Members' Equity / (Deficit)	15,410	36,512	100,410	157,586	70,701	15,510
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 15,412	$ 36,514	$ 100,412	$ 189,450	$ 70,701	$ 15,512

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #1776	Series #98JORDAN2	Series #MACALLAN1	Series #BAYC9159	Series #FANTASY7	Series #SURFER4
Assets
Current Assets
Cash and Cash Equivalents	$ 400	$ 776	$ 60	$ 18,556	$ 352	$ 300
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	-	-	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	412	788	60	18,556	364	312
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	1,451,500	288,908	11,914	212,303	35,048	67,208
Other Assets	-	-	-	2,746	-	-
TOTAL ASSETS	$ 1,451,912	$ 289,696	$ 11,974	$ 233,605	$ 35,412	$ 67,520

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ -	$ -	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	39,420	-	-
Due to the Manager or its Affiliates	-	-	-	-	667	-
Total Liabilities	2	2	-	39,420	669	2
Member's Equity
Membership Contributions	1,457,055	289,798	12,514	189,100	35,632	67,800
Capital Contribution for Operating Expense	6,255	5,642	370	3,120	1,319	528
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(5,155)	(114)	-	-	(232)	(292)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(6,245)	(5,632)	(910)	1,966	(1,976)	(519)
Members' Equity / (Deficit)	1,451,910	289,694	11,974	194,186	34,743	67,518
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 1,451,912	$ 289,696	$ 11,974	$ 233,605	$ 35,412	$ 67,520

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #OHTANI1	Series #OHTANI2	Series #WILT100	Series #PENGUIN	Series #KARUIZAWA	Series #KOMBAT
Assets
Current Assets
Cash and Cash Equivalents	$ 376	$ 376	$ 400	$ 300	$ 60	$ 300
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	12	-	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	388	388	412	312	60	312
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	81,006	65,100	100,000	52,289	57,868	79,566
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 81,394	$ 65,488	$ 100,412	$ 52,601	$ 57,928	$ 79,878

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ 2	$ -	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	400
Total Liabilities	2	2	2	2	-	402
Member's Equity
Membership Contributions	81,506	65,600	100,638	52,881	58,468	80,158
Capital Contribution for Operating Expense	1,469	1,274	1,729	502	631	1,365
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(124)	(124)	(238)	(292)	-	(292)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(1,459)	(1,264)	(1,719)	(492)	(1,171)	(1,755)
Members' Equity / (Deficit)	81,392	65,486	100,410	52,599	57,928	79,476
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 81,394	$ 65,488	$ 100,412	$ 52,601	$ 57,928	$ 79,878

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #APPLELISA	Series #98MANNING	Series #GIJOE	Series #BEATLES1	Series #SQUIG5847	Series #PACQUIAO
Assets
Current Assets
Cash and Cash Equivalents	$ 300	$ 400	$ 338	$ 253	$ 500	$ 400
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	12	-	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	312	412	350	265	500	412
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	96,049	19,000	37,726	20,906	56,240	14,150
Other Assets	-	-	-	-	1,198	-
TOTAL ASSETS	$ 96,361	$ 19,412	$ 38,076	$ 21,170	$ 57,938	$ 14,562

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ 2	$ -	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	500	-	-
Total Liabilities	2	2	2	502	-	2
Member's Equity
Membership Contributions	96,587	19,638	38,295	21,439	56,740	14,782
Capital Contribution for Operating Expense	1,251	631	841	714	1,477	560
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(238)	(238)	(231)	(233)	-	(232)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(1,241)	(621)	(831)	(1,252)	(279)	(550)
Members' Equity / (Deficit)	96,359	19,410	38,074	20,668	57,938	14,560
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 96,361	$ 19,412	$ 38,076	$ 21,170	$ 57,938	$ 14,562

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #83JOBS	Series #BATMAN181	Series #HOBBIT	Series #POPEYE	Series #PUNK5883	Series #HAMILTON1
Assets
Current Assets
Cash and Cash Equivalents	$ 500	$ 350	$ 308	$ 323	$ 600	$ 400
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	12	-	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	512	362	320	335	600	412
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	67,566	41,051	68,850	90,077	560,000	28,800
Other Assets	-	-	-	-	3,286	-
TOTAL ASSETS	$ 68,078	$ 41,413	$ 69,170	$ 90,412	$ 563,886	$ 29,212

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ 2	$ -	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	546	500	-	-	-	-
Total Liabilities	548	502	2	2	-	2
Member's Equity
Membership Contributions	68,066	41,639	69,450	90,632	560,600	29,432
Capital Contribution for Operating Expense	2,289	452	596	1,459	265	886
Capital Contribution for shortfall at Offering close	-	-	-	-	3,286	-
Distribution to RSE Archive	-	(238)	-	(232)	-	(232)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(2,825)	(942)	(878)	(1,449)	(265)	(876)
Members' Equity / (Deficit)	67,530	40,911	69,168	90,410	563,886	29,210
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 68,078	$ 41,413	$ 69,170	$ 90,412	$ 563,886	$ 29,212

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #OBIWAN	Series #SMB2	Series #GIANNIS2	Series #86BONDS	Series #IPADPROTO	Series #MOBYDICK
Assets
Current Assets
Cash and Cash Equivalents	$ 324	$ 266	$ 2,130	$ 365	$ 400	$ 400
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	12	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	336	278	2,142	377	412	412
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	10,075	280,134	360,670	6,535	10,200	60,100
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 10,411	$ 280,412	$ 362,811	$ 6,912	$ 10,612	$ 60,512

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	400	-	-	-	-	-
Total Liabilities	402	2	2	2	2	2
Member's Equity
Membership Contributions	10,631	280,632	362,953	7,101	10,833	60,738
Capital Contribution for Operating Expense	491	4,712	3,898	421	457	470
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(232)	(232)	(154)	(201)	(233)	(238)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(881)	(4,702)	(3,888)	(411)	(447)	(460)
Members' Equity / (Deficit)	10,009	280,410	362,809	6,910	10,610	60,510
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 10,411	$ 280,412	$ 362,811	$ 6,912	$ 10,612	$ 60,512

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #03SERENA	Series #BAYC4612	Series #18OSAKA	Series #05RODGERS	Series #IROBOT	Series #LEICAGOLD
Assets
Current Assets
Cash and Cash Equivalents	$ 400	$ 18,501	$ 300	$ 476	$ 369	$ 72
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	-	12	12	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	412	18,501	312	488	381	84
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	75,000	662,976	10,100	50,000	5,131	28,051
Other Assets	-	3,827	-	-	-	-
TOTAL ASSETS	$ 75,412	$ 685,304	$ 10,412	$ 50,488	$ 5,512	$ 28,134

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ -	$ 2	$ 2	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	31,861	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	31,861	2	2	2	2
Member's Equity
Membership Contributions	75,632	660,600	10,647	50,600	5,732	28,356
Capital Contribution for Operating Expense	1,119	4,143	434	804	351	1,334
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(232)	-	(247)	(124)	(232)	(233)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(1,109)	(11,300)	(424)	(794)	(341)	(1,324)
Members' Equity / (Deficit)	75,410	653,443	10,410	50,486	5,510	28,132
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 75,412	$ 685,304	$ 10,412	$ 50,488	$ 5,512	$ 28,134

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #FORTNITE	Series #IOMMI	Series #MARIO64	Series #GWTW	Series #NEWWORLD	Series #JAWA
Assets
Current Assets
Cash and Cash Equivalents	$ 300	$ 600	$ 346	$ 380	$ 369	$ 338
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	12	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	312	612	358	392	381	349
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	13,343	50,000	102,143	21,323	10,756	25,126
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 13,655	$ 50,612	$ 102,501	$ 21,715	$ 11,137	$ 25,475

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ -	$ 2	$ 2	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	-	2	2	2	2
Member's Equity
Membership Contributions	13,876	50,600	102,723	21,850	11,357	25,695
Capital Contribution for Operating Expense	694	393	1,506	338	328	571
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(233)	-	(234)	(147)	(232)	(232)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(684)	(381)	(1,496)	(328)	(318)	(561)
Members' Equity / (Deficit)	13,653	50,612	102,499	21,713	11,135	25,473
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 13,655	$ 50,612	$ 102,501	$ 21,715	$ 11,137	$ 25,475

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #GWLETTER	Series #MARIOKART	Series #96KOBE2	Series #SHOWCASE4	Series #BAYC8827	Series #15COBB
Assets
Current Assets
Cash and Cash Equivalents	$ 400	$ 300	$ 346	$ 703	$ 18,466	$ 400
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	12	-	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	412	312	358	715	18,466	412
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	135,000	66,143	226,339	67,036	772,987	70,000
Other Assets	-	-	-	-	2,772	-
TOTAL ASSETS	$ 135,412	$ 66,455	$ 226,697	$ 67,751	$ 794,225	$ 70,412

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ 2	$ -	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	31,881	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	2	2	2	31,881	2
Member's Equity
Membership Contributions	135,632	66,724	221,063	68,051	770,600	70,601
Capital Contribution for Operating Expense	515	1,192	2,649	410	3,043	870
Capital Contribution for shortfall at Offering close	-	-	5,776	-	-	-
Distribution to RSE Archive	(232)	(281)	(154)	(313)	-	(201)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(505)	(1,182)	(2,639)	(400)	(11,300)	(860)
Members' Equity / (Deficit)	135,410	66,453	226,695	67,748	762,343	70,410
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 135,412	$ 66,455	$ 226,697	$ 67,751	$ 794,225	$ 70,412

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #BRADBURY	Series #MACALLAN2	Series #BEATLES2	Series #92TIGER	Series #DOOD6921	Series #HIRST1
Assets
Current Assets
Cash and Cash Equivalents	$ 369	$ 400	$ 300	$ 374	$ 600	$ 500
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	-	12	12	-	-
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	381	400	312	386	600	500
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	13,881	28,600	22,110	64,026	39,000	17,480
Other Assets	-	-	-	-	10	1,467
TOTAL ASSETS	$ 14,262	$ 29,000	$ 22,422	$ 64,412	$ 39,610	$ 19,447

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ -	$ 2	$ 2	$ -	$ -
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	477
Total Liabilities	2	-	2	2	-	477
Member's Equity
Membership Contributions	14,482	29,200	22,767	64,757	39,600	17,980
Capital Contribution for Operating Expense	317	384	493	753	218	1,781
Capital Contribution for shortfall at Offering close	-	340	-	-	-	-
Distribution to RSE Archive	(232)	(540)	(357)	(357)	-	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(307)	(384)	(483)	(743)	(208)	(791)
Members' Equity / (Deficit)	14,260	29,000	22,420	64,410	39,610	18,970
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 14,262	$ 29,000	$ 22,422	$ 64,412	$ 39,610	$ 19,447

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #GRIFFEY2	Series #SKYWALKER	Series #85GPK2	Series #19HAALAND	Series #MEGALODON	Series #KELLER
Assets
Current Assets
Cash and Cash Equivalents	$ 322	$ 300	$ 300	$ 381	$ 400	$ 300
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	12	12	12	12	12
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	334	312	312	393	412	312
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	13,779	14,388	22,839	36,552	450,000	11,560
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 14,113	$ 14,700	$ 23,151	$ 36,945	$ 450,412	$ 11,872

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ 2	$ 750	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	400	-	-	-	-
Total Liabilities	2	402	2	2	750	2
Member's Equity
Membership Contributions	14,302	14,969	23,496	37,357	453,570	12,092
Capital Contribution for Operating Expense	431	408	462	530	2,756	288
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(201)	(281)	(357)	(424)	(3,170)	(232)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(421)	(798)	(452)	(520)	(3,494)	(278)
Members' Equity / (Deficit)	14,111	14,298	23,148	36,943	449,662	11,870
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 14,113	$ 14,700	$ 23,151	$ 36,945	$ 450,412	$ 11,872

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #GODFATHER	Series #MAYC5750	Series #SUPREMEPB	Series #MJTICKET	Series #COOLCAT	Series #BLASTOISE
Assets
Current Assets
Cash and Cash Equivalents	$ 400	$ -	$ 300	$ 351	$ 515	$ 376
Other Receivable	-	-	-	-	-	-
Pre-paid Insurance	12	-	12	12	12	12
Due From the Manager or its Affiliates	-	500	-	-	-	-
Total Current Assets	412	500	312	363	527	388
Other Assets
Archive Assets - Deposit	-	-	-	-	-	-
Archive Assets - Owned	10,600	59,633	54,995	140,049	18,085	216,412
Other Assets	-	3,650	-	-	-	-
TOTAL ASSETS	$ 11,012	$ 63,783	$ 55,307	$ 140,412	$ 18,612	$ 216,800

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ -	$ 2	$ 2	$ 2	$ 2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	1,004	-	-	-	-
Due to the Manager or its Affiliates	333	-	545	-	-	-
Total Liabilities	336	1,004	548	2	2	2
Member's Equity
Membership Contributions	11,424	57,126	55,652	140,757	18,600	216,912
Capital Contribution for Operating Expense	349	3,895	488	949	159	1,245
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(424)	-	(357)	(357)	-	(124)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(672)	1,758	(1,023)	(939)	(149)	(1,235)
Members' Equity / (Deficit)	10,676	62,779	54,759	140,410	18,610	216,798
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 11,012	$ 63,783	$ 55,307	$ 140,412	$ 18,612	$ 216,800

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #MACALLAN3	Series #SUPERMAN6	Series #MOONPASS	Series #90FANTASY	Consolidated
Assets
Current Assets
Cash and Cash Equivalents	$ 400	$ 308	$ 369	$ 402	$ 613,476
Other Receivable	-	-	-	-	83,001
Pre-paid Insurance	-	35	35	12	2,801
Due From the Manager or its Affiliates	-	-	-	-	500
Total Current Assets	400	343	404	414	699,778
Other Assets
Archive Assets - Deposit	-	-	-	-	-
Archive Assets - Owned	18,794	20,442	4,531	12,000	28,520,304
Other Assets	-	-	-	-	38,520
TOTAL ASSETS	$ 19,194	$ 20,785	$ 4,935	$ 12,414	$ 29,258,602

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ 2	$ 2	$ 2	$ 8,461
Insurance Payable	-	-	-	-	5,012
Income Taxes Payable	-	-	-	-	507,072
Due to the Manager or its Affiliates	-	-	-	667	1,368,135
Total Liabilities	-	2	2	669	1,888,680
Member's Equity
Membership Contributions	19,795	21,230	5,547	12,600	27,638,029
Capital Contribution for Operating Expense	158	201	171	158	1,804,359
Capital Contribution for shortfall at Offering close	845	-	-	-	35,258
Distribution to RSE Archive	(1,446)	(480)	(647)	(198)	(68,518)
Distribution to Series	-	-	-	-	-
Accumulated Surplus / (Deficit)	(158)	(168)	(138)	(815)	(2,039,206)
Members' Equity / (Deficit)	19,194	20,783	4,933	11,745	27,369,922
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 19,194	$ 20,785	$ 4,935	$ 12,414	$ 29,258,602

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER	Series #TWOCITIES
Assets
Current Assets
Cash and Cash Equivalents	$ 1,450	$ 1,600	$ 300	$ 1,545	$ 1,095	$ 1,495
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	1,450	1,600	300	1,545	1,095	1,495
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	125,000	52,500	16,800	35,000	70,100	12,100
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 126,450	$ 54,100	$ 17,100	$ 36,545	$ 71,195	$ 13,595

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ -	$ -	$ -
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Member's Equity
Membership Contributions	126,600	54,100	17,100	36,600	70,740	13,800
Capital Contribution for Operating Expense	5,206	3,594	2,585	3,136	4,178	2,351
Capital Contribution for loss at Offering close	-	-	-	-	510	-
Distribution to RSE Archive or its affiliates	-	-	-	(55)	(55)	(205)
Distribution to Series	-	-	-	-	(1,465)	-
Accumulated Surplus (Deficit)	(5,356)	(3,594)	(2,585)	(3,136)	(2,713)	(2,351)
Members' Equity (Deficit)	126,450	54,100	17,100	36,545	71,195	13,595
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 126,450	$ 54,100	$ 17,100	$ 36,545	$ 71,195	$ 13,595

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX	Series #EINSTEIN	Series #HONUS
Assets
Current Assets
Cash and Cash Equivalents	$1,695	$1,250	$1,250	$1,172	$1,750	$5,300
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	1,695	1,250	1,250	1,172	1,750	5,300
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	10,100	55,500	29,500	17,928	11,100	500,028
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$11,795	$56,750	$30,750	$19,100	$12,850	$505,328

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$9	$-	$9	$-	$42
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	9	-	9	-	42
Member's Equity
Membership Contributions	12,000	56,750	30,750	19,250	13,000	505,328
Capital Contribution for Operating Expense	2,330	3,541	2,965	2,741	2,334	13,959
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(205)	-	-	(150)	(150)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(2,330)	(3,550)	(2,965)	(2,750)	(2,334)	(14,001)
Members' Equity (Deficit)	11,795	56,741	30,750	19,091	12,850	505,286
TOTAL LIABILITIES AND MEMBERS' EQUITY	$11,795	$56,750	$30,750	$19,100	$12,850	$505,328

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #75ALI	Series #71ALI	Series #APROAK	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH
Assets
Current Assets
Cash and Cash Equivalents	$ 938	$ 3,550	$ 1,250	$ 1,003	$ 1,203	$ 1,003
Accounts Receivable	-	-	6,030	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	938	3,550	7,280	1,003	1,203	1,003
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	44,065	-	-	20,000	50,000	74,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 45,003	$ 3,550	$ 7,280	$ 21,003	$ 51,203	$ 75,003

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ 3,550	$ -	$ -	$ -	$ 9
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	7,264	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	3,550	7,264	-	-	9
Member's Equity
Membership Contributions	45,040	-	-	21,050	51,250	75,050
Capital Contribution for Operating Expense	3,261	3,550	3,148	2,502	3,150	3,704
Capital Contribution for loss at Offering close	10	-	63	-	-	-
Distribution to RSE Archive or its affiliates	-	-	-	(47)	(47)	(47)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(3,308)	(3,550)	(3,195)	(2,502)	(3,150)	(3,713)
Members' Equity (Deficit)	45,003	-	16	21,003	51,203	74,994
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 45,003	$ 3,550	$ 7,280	$ 21,003	$ 51,203	$ 75,003

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #SPIDER1	Series #BATMAN3	Series #ULYSSES	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL
Assets
Current Assets
Cash and Cash Equivalents	$1,003	$1,003	$1,950	$400	$1,050	$1,703
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	1,003	1,003	1,950	400	1,050	1,703
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	20,000	75,000	22,100	17,200	9,000	15,600
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$21,003	$76,003	$24,050	$17,600	$10,050	$17,303

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Member's Equity
Membership Contributions	21,050	76,050	24,050	17,797	9,400	17,500
Capital Contribution for Operating Expense	2,059	2,444	2,006	1,982	2,142	1,971
Capital Contribution for loss at Offering close	-	-	-	-	650	-
Distribution to RSE Archive or its affiliates	(47)	(47)	-	(197)	-	(197)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(2,059)	(2,444)	(2,006)	(1,982)	(2,142)	(1,971)
Members' Equity (Deficit)	21,003	76,003	24,050	17,600	10,050	17,303
TOTAL LIABILITIES AND MEMBERS' EQUITY	$21,003	$76,003	$24,050	$17,600	$10,050	$17,303

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #98JORDAN	Series #18ZION	Series #SNOOPY	Series #APOLLO11	Series #24RUTHBAT	Series #YOKO
Assets
Current Assets
Cash and Cash Equivalents	$-	$605	$800	$1,050	$997	$1,750
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	-	605	800	1,050	997	1,750
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	-	13,545	24,000	30,000	250,006	12,600
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$-	$14,150	$24,800	$31,050	$251,003	$14,350

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$4	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	-	4	-
Member's Equity
Membership Contributions	-	14,150	24,745	31,050	250,538	14,500
Capital Contribution for Operating Expense	136	2,090	2,105	2,310	7,756	1,745
Capital Contribution for loss at Offering close	-	-	55	-	513	-
Distribution to RSE Archive or its affiliates	-	-	-	-	(47)	(150)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(136)	(2,090)	(2,105)	(2,310)	(7,761)	(1,745)
Members' Equity (Deficit)	-	14,150	24,800	31,050	250,999	14,350
TOTAL LIABILITIES AND MEMBERS' EQUITY	$-	$14,150	$24,800	$31,050	$251,003	$14,350

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO	Series #55CLEMENTE
Assets
Current Assets
Cash and Cash Equivalents	$5,774	$694	$1,203	$594	$594
Accounts Receivable	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-
Total Current Assets	5,774	694	1,203	594	594
Other Assets
Archive assets - Deposit	-	-	-	-	-
Archive assets - Owned	-	-	130,000	20,006	36,006
Other Assets	-	-	-	-	-
TOTAL ASSETS	$5,774	$694	$131,203	$20,600	$36,600

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$46	$-	$-	$-
Insurance Payable	-	-	-	-	-
Income Taxes Payable	5,753	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	5,753	46	-	-	-
Member's Equity
Membership Contributions	-	27,700	131,250	20,600	36,600
Capital Contribution for Operating Expense	1,838	2,377	4,950	2,038	2,363
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive or its affiliates	-	-	(47)	-	-
Distribution to Series	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,817)	(29,429)	(4,950)	(2,038)	(2,363)
Members' Equity (Deficit)	21	648	131,203	20,600	36,600
TOTAL LIABILITIES AND MEMBERS' EQUITY	$5,774	$694	$131,203	$20,600	$36,600

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21	Series #BATMAN1	Series #BIRKINTAN
Assets
Current Assets
Cash and Cash Equivalents	$563	$213	$463	$277	$457	$456
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	563	213	463	277	457	456
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	27,600	11,600	37,100	7,023	68,577	25,244
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$28,163	$11,813	$37,563	$7,300	$69,034	$25,700

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$42	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	-	42	-
Member's Equity
Membership Contributions	28,200	11,850	37,600	7,300	69,100	25,700
Capital Contribution for Operating Expense	1,754	1,662	1,811	1,608	1,941	1,967
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(37)	(37)	(37)	-	(66)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,754)	(1,662)	(1,811)	(1,608)	(1,984)	(1,967)
Members' Equity (Deficit)	28,163	11,813	37,563	7,300	68,992	25,700
TOTAL LIABILITIES AND MEMBERS' EQUITY	$28,163	$11,813	$37,563	$7,300	$69,034	$25,700

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #GMTBLACK1	Series #61JFK	Series #POKEMON1	Series #50JACKIE	Series #LINCOLN	Series #STARWARS1
Assets
Current Assets
Cash and Cash Equivalents	$604	$334	$534	$833	$634	$269
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	604	334	534	833	634	269
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	25,030	16,350	118,000	-	64,925	10,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$25,634	$16,684	$118,534	$833	$65,559	$10,269

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$46	$-	$-	$4
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	771	-	-
Due to the Manager or its Affiliates	-	-	-	-	925	-
Total Liabilities	-	-	46	771	925	4
Member's Equity
Membership Contributions	25,700	16,750	118,600	-	64,700	10,400
Capital Contribution for Operating Expense	1,963	1,573	3,794	-	1,756	1,523
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(66)	(66)	(66)	(66)	(66)	(131)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,963)	(1,573)	(3,840)	127	(1,756)	(1,527)
Members' Equity (Deficit)	25,634	16,684	118,488	61	64,634	10,265
TOTAL LIABILITIES AND MEMBERS' EQUITY	$25,634	$16,684	$118,534	$832	$65,559	$10,269

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #68MAYS	Series #56TEDWILL	Series #TMNT1	Series #CAPTAIN3	Series #51MANTLE	Series #CHURCHILL
Assets
Current Assets
Cash and Cash Equivalents	$437	$520	$8,410	$77	$520	$220
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	437	520	8,410	77	520	220
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	32,083	80,000	-	35,523	29,500	6,600
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$32,520	$80,520	$8,410	$35,600	$30,020	$6,820

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	8,405	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	8,405	-	-	-
Member's Equity
Membership Contributions	32,600	80,600	-	35,666	30,100	6,900
Capital Contribution for Operating Expense	1,967	2,716	1,212	1,603	1,906	1,444
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(80)	(80)	(730)	(66)	(80)	(80)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,967)	(2,716)	(477)	(1,603)	(1,906)	(1,444)
Members' Equity (Deficit)	32,520	80,520	5	35,600	30,020	6,820
TOTAL LIABILITIES AND MEMBERS' EQUITY	$32,520	$80,520	$8,410	$35,600	$30,020	$6,820

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #SHKSPR4	Series #03KOBE	Series #03LEBRON	Series #03JORDAN	Series #39TEDWILL	Series #94JETER
Assets
Current Assets
Cash and Cash Equivalents	$ 400	$ 460	$ 520	$ 520	$ 600	$ 460
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	400	460	520	520	600	460
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	105,100	44,000	25,000	33,000	27,750	39,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 105,500	$ 44,460	$ 25,520	$ 33,520	$ 28,350	$ 39,460

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ -	$ -	$ -
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	84	84	84	-	-
Total Liabilities	-	84	84	84	-	-
Member's Equity
Membership Contributions	105,705	44,600	25,600	33,600	27,220	39,600
Capital Contribution for Operating Expense	1,952	2,057	1,784	1,909	1,788	1,954
Capital Contribution for loss at Offering close	-	-	-	-	1,130	-
Distribution to RSE Archive or its affiliates	(205)	(140)	(80)	(80)	-	(140)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,952)	(2,140)	(1,868)	(1,993)	(1,788)	(1,954)
Members' Equity (Deficit)	105,500	44,377	25,436	33,436	28,350	39,460
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 105,500	$ 44,460	$ 25,520	$ 33,520	$ 28,350	$ 39,460

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #2020TOPPS	Series #FANFOUR1	Series #85MARIO	Series #TOS39	Series #DAREDEV1	Series #05LATOUR
Assets
Current Assets
Cash and Cash Equivalents	$ 150	$ 5,251	$ 390,060	$ 460	$ 2,505	$ 430
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	150	5,251	390,060	460	2,505	430
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	98,000	-	-	120,000	-	7,442
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 98,150	$ 5,251	$ 390,060	$ 120,460	$ 2,505	$ 7,872

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ -	$ -	$ -
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	5,216	390,081	-	2,461	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	5,216	390,081	-	2,461	-
Member's Equity
Membership Contributions	98,150	-	-	120,600	-	8,042
Capital Contribution for Operating Expense	2,742	1,338	2,714	1,665	1,127	1,211
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	-	(66)	(140)	(140)	(80)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(2,742)	(1,237)	(2,595)	(1,665)	(1,003)	(1,381)
Members' Equity (Deficit)	98,150	35	(21)	120,460	44	7,872
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 98,150	$ 5,251	$ 390,060	$ 120,460	$ 2,505	$ 7,872

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #16SCREAG	Series #14DRC	Series #86RICE	Series #57MANTLE	Series #FAUBOURG	Series #SOBLACK
Assets
Current Assets
Cash and Cash Equivalents	$ 430	$ 430	$ 460	$ 400	$ 560	$ 520
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	430	430	460	400	560	520
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	31,944	45,980	20,000	8,000	115,000	50,253
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 32,374	$ 46,410	$ 20,460	$ 8,400	$ 115,560	$ 50,773

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ -	$ -	$ -
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Member's Equity
Membership Contributions	32,544	46,580	20,600	7,420	115,700	50,853
Capital Contribution for Operating Expense	1,424	1,546	1,595	1,393	3,578	2,414
Capital Contribution for loss at Offering close	-	-	-	1,182	-	-
Distribution to RSE Archive or its affiliates	-	-	(140)	(202)	(140)	(80)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,594)	(1,716)	(1,595)	(1,393)	(3,578)	(2,414)
Members' Equity (Deficit)	32,374	46,410	20,460	8,400	115,560	50,773
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 32,374	$ 46,410	$ 20,460	$ 8,400	$ 115,560	$ 50,773

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #GATSBY	Series #93DAYTONA	Series #09TROUT	Series #57STARR	Series #AF15	Series #03KOBE2
Assets
Current Assets
Cash and Cash Equivalents	$520	$600	$400	$400	$10,560	$400
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	520	600	400	400	10,560	400
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	185,100	37,000	225,000	8,000	-	21,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$185,620	$37,600	$225,400	$8,400	$10,560	$21,400

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$4	$9	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	10,518	-
Due to the Manager or its Affiliates	-	-	-	-	-	84
Total Liabilities	4	9	-	-	10,518	84
Member's Equity
Membership Contributions	185,700	37,600	221,063	7,420	-	21,629
Capital Contribution for Operating Expense	1,947	1,397	4,358	1,336	1,154	1,442
Capital Contribution for loss at Offering close	-	-	4,540	1,182	-	-
Distribution to RSE Archive or its affiliates	(80)	-	(202)	(202)	(202)	(229)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,951)	(1,406)	(4,359)	(1,336)	(910)	(1,526)
Members' Equity (Deficit)	185,616	37,591	225,400	8,400	42	21,316
TOTAL LIABILITIES AND MEMBERS' EQUITY	$185,620	$37,600	$225,400	$8,400	$10,560	$21,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #JOBSMAC	Series #16PETRUS	Series #ALICE	Series #SPIDER10	Series #62MANTLE	Series #BATMAN6
Assets
Current Assets
Cash and Cash Equivalents	$400	$430	$520	$400	$460	$320
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	400	430	520	400	460	320
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	35,000	38,236	9,300	18,000	132,000	23,500
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$35,400	$38,666	$9,820	$18,400	$132,460	$23,820

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$88	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	88	-	-	-	-	-
Member's Equity
Membership Contributions	35,832	38,836	9,900	18,602	132,600	23,900
Capital Contribution for Operating Expense	1,639	1,319	1,153	1,173	3,125	1,205
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(432)	(170)	(80)	(202)	(140)	(80)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,727)	(1,319)	(1,153)	(1,173)	(3,125)	(1,205)
Members' Equity (Deficit)	35,312	38,666	9,820	18,400	132,460	23,820
TOTAL LIABILITIES AND MEMBERS' EQUITY	$35,400	$38,666	$9,820	$18,400	$132,460	$23,820

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #CLEMENTE2	Series #SUPER14	Series #79STELLA	Series #TKAM	Series #DIMAGGIO2	Series #13BEAUX
Assets
Current Assets
Cash and Cash Equivalents	$400	$7,353	$572	$534	$321	$400
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	400	7,353	572	534	321	400
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	60,000	-	61,528	28,600	17,704	21,877
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$60,400	$7,353	$62,100	$29,134	$18,025	$22,277

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	7,353	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	7,353	-	-	-	-
Member's Equity
Membership Contributions	60,602	-	62,100	29,200	18,254	22,621
Capital Contribution for Operating Expense	1,967	1,205	1,925	1,194	1,149	1,078
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(202)	(140)	-	(66)	(229)	(344)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,967)	(1,065)	(1,925)	(1,194)	(1,149)	(1,078)
Members' Equity (Deficit)	60,400	-	62,100	29,134	18,025	22,277
TOTAL LIABILITIES AND MEMBERS' EQUITY	$60,400	$7,353	$62,100	$29,134	$18,025	$22,277

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #88MARIO	Series #ANMLFARM	Series #NASA1	Series #00BRADY	Series #85NES	Series #JUSTICE1
Assets
Current Assets
Cash and Cash Equivalents	$7,364	$100	$300	$339	$400	$400
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	7,364	100	300	339	400	400
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	-	8,800	254,457	35,184	26,000	190,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$7,364	$8,900	$254,757	$35,523	$26,400	$190,400

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	7,359	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	7,359	-	-	-	-	-
Member's Equity
Membership Contributions	-	8,966	254,987	35,752	26,859	190,602
Capital Contribution for Operating Expense	68	1,095	4,389	1,455	1,345	1,600
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(229)	(66)	(229)	(229)	(459)	(202)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	166	(1,095)	(4,390)	(1,455)	(1,345)	(1,600)
Members' Equity (Deficit)	5	8,900	254,757	35,523	26,400	190,400
TOTAL LIABILITIES AND MEMBERS' EQUITY	$7,364	$8,900	$254,757	$35,523	$26,400	$190,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #69KAREEM	Series #59JFK	Series #04LEBRON	Series #85JORDAN	Series #GOLDENEYE	Series #MOONSHOE
Assets
Current Assets
Cash and Cash Equivalents	$339	$400	$400	$600	$326	$420
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	339	400	400	600	326	420
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	23,261	23,100	44,000	240,000	22,874	150,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$23,600	$23,500	$44,400	$240,600	$23,200	$150,420

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$4	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	84	-	84	84	-	-
Total Liabilities	84	-	84	84	4	-
Member's Equity
Membership Contributions	23,829	23,702	44,629	240,600	23,442	150,600
Capital Contribution for Operating Expense	1,293	1,090	1,569	3,887	1,255	2,761
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(229)	(202)	(229)	-	(242)	(180)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,377)	(1,090)	(1,653)	(3,971)	(1,259)	(2,761)
Members' Equity (Deficit)	23,516	23,500	44,316	240,516	23,196	150,420
TOTAL LIABILITIES AND MEMBERS' EQUITY	$23,600	$23,500	$44,400	$240,600	$23,200	$150,420

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #03LEBRON2	Series #GRAPES	Series #34GEHRIG	Series #98KANGA	Series #06BRM	Series #DUNE
Assets
Current Assets
Cash and Cash Equivalents	$320	$400	$339	$420	$400	$460
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	320	400	339	420	400	460
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	90,227	31,100	29,737	150,000	15,720	10,600
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$90,547	$31,500	$30,076	$150,420	$16,120	$11,060

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	84	-	-	-	-	-
Total Liabilities	84	-	-	-	-	-
Member's Equity
Membership Contributions	90,728	31,702	30,305	150,600	16,464	11,200
Capital Contribution for Operating Expense	2,029	1,076	1,346	2,673	965	993
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(180)	(202)	(229)	(180)	(344)	(140)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(2,114)	(1,076)	(1,346)	(2,673)	(965)	(993)
Members' Equity (Deficit)	90,463	31,500	30,076	150,420	16,120	11,060
TOTAL LIABILITIES AND MEMBERS' EQUITY	$90,547	$31,500	$30,076	$150,420	$16,120	$11,060

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #86FLEER	Series #WILDGUN	Series #58PELE2	Series #18LAMAR	Series #13GIANNIS	Series #AVENGERS1
Assets
Current Assets
Cash and Cash Equivalents	$805	$400	$8,175	$7,278	$320	$15,610
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	805	400	8,175	7,278	320	15,610
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	146,400	24,000	-	-	19,727	-
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$147,205	$24,400	$8,175	$7,278	$20,047	$15,610

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	8,102	7,278	-	15,610
Due to the Manager or its Affiliates	84	-	-	-	84	-
Total Liabilities	84	-	8,102	7,278	84	15,610
Member's Equity
Membership Contributions	147,447	24,629	-	-	20,228	-
Capital Contribution for Operating Expense	2,560	1,249	458	72	1,119	1,333
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(242)	(229)	(242)	(242)	(181)	(140)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(2,644)	(1,249)	(143)	170	(1,203)	(1,193)
Members' Equity (Deficit)	147,121	24,400	73	-	19,963	-
TOTAL LIABILITIES AND MEMBERS' EQUITY	$147,205	$24,400	$8,175	$7,278	$20,047	$15,610

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #04MESSI	Series #AVENGE57	Series #03TACHE	Series #99TMB2	Series #PUNCHOUT	Series #BULLSRING
Assets
Current Assets
Cash and Cash Equivalents	$805	$400	$400	$340	$448	$900
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	805	400	400	340	448	900
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	39,600	17,000	70,192	50,380	80,027	249,600
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$40,405	$17,400	$70,592	$50,720	$80,475	$250,500

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	27	-
Total Liabilities	-	-	-	-	27	-
Member's Equity
Membership Contributions	40,647	17,602	70,936	50,900	80,600	250,742
Capital Contribution for Operating Expense	1,512	931	1,238	1,463	1,762	3,658
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(242)	(202)	(344)	(180)	(152)	(242)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,512)	(931)	(1,238)	(1,463)	(1,762)	(3,658)
Members' Equity (Deficit)	40,405	17,400	70,592	50,720	80,448	250,500
TOTAL LIABILITIES AND MEMBERS' EQUITY	$40,405	$17,400	$70,592	$50,720	$80,475	$250,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #70AARON	Series #96CHARZRD	Series #01TIGER	Series #ICECLIMB	Series #09COBB	Series #51HOWE
Assets
Current Assets
Cash and Cash Equivalents	$340	$348	$366	$400	$367	$1,005
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	340	348	366	400	367	1,005
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	16,202	58,046	15,682	70,000	27,681	39,600
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$16,542	$58,394	$16,048	$70,400	$28,048	$40,605

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Member's Equity
Membership Contributions	16,722	58,546	16,200	70,642	28,200	40,605
Capital Contribution for Operating Expense	1,085	1,496	1,087	1,643	1,187	1,302
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(180)	(152)	(152)	(242)	(152)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,085)	(1,496)	(1,087)	(1,643)	(1,187)	(1,302)
Members' Equity (Deficit)	16,542	58,394	16,048	70,400	28,048	40,605
TOTAL LIABILITIES AND MEMBERS' EQUITY	$16,542	$58,394	$16,048	$70,400	$28,048	$40,605

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #96JORDAN2	Series #JUNGLEBOX	Series #59FLASH	Series #FOSSILBOX	Series #THOR	Series #POKEBLUE
Assets
Current Assets
Cash and Cash Equivalents	$300	$418	$367	$355	$13,828	$448
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	300	418	367	355	13,828	448
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	48,648	30,130	58,033	18,045	-	20,027
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$48,948	$30,548	$58,400	$18,400	$13,828	$20,475

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	13,721	-
Due to the Manager or its Affiliates	84	-	-	-	-	27
Total Liabilities	84	-	-	-	13,721	27
Member's Equity
Membership Contributions	49,269	30,700	58,721	18,721	-	20,600
Capital Contribution for Operating Expense	1,448	1,162	961	1,036	767	1,039
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(321)	(152)	(321)	(321)	(229)	(152)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,532)	(1,162)	(961)	(1,036)	(431)	(1,039)
Members' Equity (Deficit)	48,864	30,548	58,400	18,400	107	20,448
TOTAL LIABILITIES AND MEMBERS' EQUITY	$48,948	$30,548	$58,400	$18,400	$13,828	$20,475

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #98GTA	Series #PICNIC	Series #DOMINOS	Series #58PELE	Series #09CURRY	Series #84JORDAN
Assets
Current Assets
Cash and Cash Equivalents	$355	$400	$300	$805	$300	$300
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	355	400	300	805	300	300
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	13,245	48,000	8,600	288,000	23,106	317,986
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$13,600	$48,400	$8,900	$288,805	$23,406	$318,286

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$4
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	$84	$84
Total Liabilities	-	-	-	-	84	88
Member's Equity
Membership Contributions	13,921	48,602	9,221	289,047	23,726	318,606
Capital Contribution for Operating Expense	960	1,504	794	3,958	1,043	3,937
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(321)	(202)	(321)	(242)	(321)	(320)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(960)	(1,504)	(794)	(3,958)	(1,126)	(4,025)
Members' Equity (Deficit)	13,600	48,400	8,900	288,805	23,322	318,198
TOTAL LIABILITIES AND MEMBERS' EQUITY	$13,600	$48,400	$8,900	$288,805	$23,406	$318,286

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #09BEAUX	Series #KEROUAC	Series #96JORDAN	Series #FEDERAL	Series #62BOND	Series #71TOPPS
Assets
Current Assets
Cash and Cash Equivalents	$426	$400	$448	$420	$711	$500
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	426	400	448	420	711	500
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	29,475	85,100	42,000	120,100	76,917	60,551
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$29,901	$85,500	$42,448	$120,520	$77,628	$61,051

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	84	-	-	-
Total Liabilities	-	-	84	-	-	-
Member's Equity
Membership Contributions	30,075	85,702	42,600	120,700	77,780	61,051
Capital Contribution for Operating Expense	889	1,008	1,257	1,056	936	1,379
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(174)	(202)	(152)	(180)	(152)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(889)	(1,008)	(1,341)	(1,056)	(936)	(1,379)
Members' Equity (Deficit)	29,901	85,500	42,364	120,520	77,628	61,051
TOTAL LIABILITIES AND MEMBERS' EQUITY	$29,901	$85,500	$42,448	$120,520	$77,628	$61,051

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #DEATON	Series #98ZELDA	Series #03JORDAN2	Series #WOLVERINE	Series #91JORDAN	Series #79GRETZKY
Assets
Current Assets
Cash and Cash Equivalents	$400	$600	$300	$3,067	$359	$1,233
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	400	600	300	3,067	359	1,233
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	250,000	20,106	36,306	-	67,506	720,551
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$250,400	$20,706	$36,606	$3,067	$67,865	$721,784

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$42
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	3,030	-	-
Due to the Manager or its Affiliates	-	106	-	-	84	-
Total Liabilities	-	106	-	3,030	84	42
Member's Equity
Membership Contributions	252,730	20,600	36,926	-	68,185	721,784
Capital Contribution for Operating Expense	4,229	974	1,091	599	1,428	7,755
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(2,330)	-	(320)	(321)	(321)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(4,229)	(974)	(1,091)	(241)	(1,511)	(7,797)
Members' Equity (Deficit)	250,400	20,600	36,606	37	67,781	721,742
TOTAL LIABILITIES AND MEMBERS' EQUITY	$250,400	$20,706	$36,606	$3,067	$67,865	$721,784

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #17DUJAC	Series #FAUBOURG2	Series #MOSASAUR	Series #92JORDAN	Series #14KOBE	Series #03LEBRON3
Assets
Current Assets
Cash and Cash Equivalents	$426	$400	$400	$448	$500	$500
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	426	400	400	448	500	500
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	23,232	150,000	17,813	36,000	69,885	204,551
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$23,658	$150,400	$18,213	$36,448	$70,385	$205,051

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$4	$42
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	84	84	84
Total Liabilities	-	-	-	84	88	126
Member's Equity
Membership Contributions	23,832	150,629	20,543	36,600	70,385	205,051
Capital Contribution for Operating Expense	713	2,230	2,615	1,044	1,342	2,637
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(174)	(229)	(2,330)	(152)	-	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(713)	(2,230)	(2,615)	(1,128)	(1,430)	(2,763)
Members' Equity (Deficit)	23,658	150,400	18,213	36,364	70,297	204,925
TOTAL LIABILITIES AND MEMBERS' EQUITY	$23,658	$150,400	$18,213	$36,448	$70,385	$205,051

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #95TOPSUN	Series #09TROUT2	Series #59BOND	Series #OPEECHEE	Series #ROCKETBOX	Series #94JORDAN
Assets
Current Assets
Cash and Cash Equivalents	$468	$453	$348	$500	$325	$391
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	468	453	348	500	325	391
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	50,000	50,015	68,684	252,551	25,175	73,506
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$50,468	$50,468	$69,032	$253,051	$25,500	$73,897

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	84
Total Liabilities	-	-	-	-	-	84
Member's Equity
Membership Contributions	50,600	50,600	69,184	253,051	25,821	74,217
Capital Contribution for Operating Expense	1,119	1,104	788	3,121	869	1,349
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(132)	(132)	(152)	-	(321)	(320)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,119)	(1,104)	(788)	(3,121)	(869)	(1,433)
Members' Equity (Deficit)	50,468	50,468	69,032	253,051	25,500	73,813
TOTAL LIABILITIES AND MEMBERS' EQUITY	$50,468	$50,468	$69,032	$253,051	$25,500	$73,897

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #18LUKA	Series #86DK3	Series #FANFOUR5	Series #16KOBE	Series #11BELAIR	Series #76PAYTON
Assets
Current Assets
Cash and Cash Equivalents	$388	$4,394	$378	$300	$400	$464
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	388	4,394	378	300	400	464
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	22,402	-	72,200	637,450	18,995	53,504
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$22,790	$4,394	$72,578	$637,750	$19,395	$53,968

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$4	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	4,386	-	-	-	-
Due to the Manager or its Affiliates	84	-	-	-	-	-
Total Liabilities	84	4,386	-	4	-	-
Member's Equity
Membership Contributions	22,922	-	72,700	638,071	19,739	54,100
Capital Contribution for Operating Expense	775	701	687	7,654	574	1,056
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(132)	(121)	(122)	(321)	(344)	(132)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(859)	(572)	(687)	(7,658)	(574)	(1,056)
Members' Equity (Deficit)	22,706	8	72,578	637,746	19,395	53,968
TOTAL LIABILITIES AND MEMBERS' EQUITY	$22,790	$4,394	$72,578	$637,750	$19,395	$53,968

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #17MAHOMES	Series #85MJPROMO	Series #96KOBE	Series #99CHARZRD	Series #68RYAN	Series #MARADONA
Assets
Current Assets
Cash and Cash Equivalents	$468	$368	$378	$729	$378	$329
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	468	368	378	729	378	329
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	215,000	22,600	67,490	300,200	60,173	11,282
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$215,468	$22,968	$67,868	$300,929	$60,551	$11,611

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	84	84	-	-	-
Total Liabilities	-	84	84	-	-	-
Member's Equity
Membership Contributions	215,600	23,100	67,990	301,050	60,673	11,932
Capital Contribution for Operating Expense	2,557	780	1,149	3,277	1,087	674
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(132)	(132)	(122)	(121)	(122)	(321)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(2,557)	(864)	(1,233)	(3,277)	(1,087)	(674)
Members' Equity (Deficit)	215,468	22,884	67,784	300,929	60,551	11,611
TOTAL LIABILITIES AND MEMBERS' EQUITY	$215,468	$22,968	$67,868	$300,929	$60,551	$11,611

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #POKEYELOW	Series #POKELUGIA	Series #XMEN1	Series #VANHALEN	Series #48JACKIE	Series #05MJLJ
Assets
Current Assets
Cash and Cash Equivalents	$468	$468	$22,880	$300	$400	$400
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	468	468	22,880	300	400	400
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	46,500	95,000	-	54,306	340,000	72,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$46,968	$95,468	$22,880	$54,606	$340,400	$72,400

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$4	$9	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	23,070	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	23,070	4	9	-
Member's Equity
Membership Contributions	47,100	95,600	-	54,926	340,721	72,616
Capital Contribution for Operating Expense	953	1,379	383	748	3,855	915
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(132)	(132)	(321)	(320)	(321)	(216)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(953)	(1,379)	(252)	(752)	(3,864)	(915)
Members' Equity (Deficit)	46,968	95,468	(190)	54,602	340,391	72,400
TOTAL LIABILITIES AND MEMBERS' EQUITY	$46,968	$95,468	$22,880	$54,606	$340,400	$72,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #81MONTANA	Series #00MOUTON	Series #07DURANT	Series #56AARON	Series #85LEMIEUX	Series #87JORDAN
Assets
Current Assets
Cash and Cash Equivalents	$378	$426	$303	$377	$319	$300
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	378	426	303	377	319	300
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	63,100	23,449	116,108	41,099	78,217	45,246
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$63,478	$23,875	$116,411	$41,476	$78,536	$45,546

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$4	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	4	-	-	-	-	-
Member's Equity
Membership Contributions	63,600	24,049	114,953	41,599	78,717	45,812
Capital Contribution for Operating Expense	813	251	1,216	566	911	622
Capital Contribution for loss at Offering close	-	-	1,656	-	-	-
Distribution to RSE Archive or its affiliates	(122)	(174)	(198)	(123)	(181)	(266)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(817)	(251)	(1,216)	(566)	(911)	(622)
Members' Equity (Deficit)	63,474	23,875	116,411	41,476	78,536	45,546
TOTAL LIABILITIES AND MEMBERS' EQUITY	$63,478	$23,875	$116,411	$41,476	$78,536	$45,546

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #AC23	Series #APPLE1	Series #GWLOTTO	Series #GYMBOX	Series #HUCKFINN	Series #NEOBOX
Assets
Current Assets
Cash and Cash Equivalents	$420	$300	$377	$386	$478	$378
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	420	300	377	386	478	378
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	24,000	742,908	26,209	15,157	18,100	40,383
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$24,420	$743,208	$26,586	$15,543	$18,578	$40,761

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$88	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	88	-	-	-	-
Member's Equity
Membership Contributions	24,600	745,208	26,709	15,657	18,700	40,883
Capital Contribution for Operating Expense	285	3,978	297	377	279	608
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(180)	(2,000)	(123)	(114)	(122)	(122)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(285)	(4,066)	(297)	(377)	(279)	(608)
Members' Equity (Deficit)	24,420	743,120	26,586	15,543	18,578	40,761
TOTAL LIABILITIES AND MEMBERS' EQUITY	$24,420	$743,208	$26,586	$15,543	$18,578	$40,761

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #NEWTON	Series #NICKLAUS1	Series #POKEMON2	Series #POKERED	Series #RIVIERA	Series #SMB3
Assets
Current Assets
Cash and Cash Equivalents	$400	$478	$486	$477	$386	$477
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	400	478	486	477	386	477
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	255,100	34,499	375,000	34,500	22,812	21,500
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$255,500	$34,977	$375,486	$34,977	$23,198	$21,977

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$42	$-	$-	$4
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	42	-	-	4
Member's Equity
Membership Contributions	255,821	35,099	375,600	35,100	23,312	22,100
Capital Contribution for Operating Expense	803	558	3,517	540	398	438
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(321)	(122)	(114)	(123)	(114)	(123)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(803)	(558)	(3,559)	(540)	(398)	(442)
Members' Equity (Deficit)	255,500	34,977	375,444	34,977	23,198	21,973
TOTAL LIABILITIES AND MEMBERS' EQUITY	$255,500	$34,977	$375,486	$34,977	$23,198	$21,977

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #WALDEN	Series #WZRDOFOZ	Series #60ALI	Series #TORNEK	Series #DIMAGGIO3	Series #POKEMON3
Assets
Current Assets
Cash and Cash Equivalents	$486	$468	$452	$600	$486	$486
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	486	468	452	600	486	486
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	17,100	80,100	210,299	153,000	415,000	552,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$17,586	$80,568	$210,751	$153,600	$415,486	$552,486

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$4	$-	$9	$-	$9
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	4	-	9	-	9
Member's Equity
Membership Contributions	17,700	80,700	210,873	153,600	415,600	552,600
Capital Contribution for Operating Expense	277	387	1,814	1,708	4,529	369
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(114)	(132)	(122)	-	(114)	(114)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(277)	(391)	(1,814)	(1,717)	(4,529)	(378)
Members' Equity (Deficit)	17,586	80,564	210,751	153,591	415,486	552,477
TOTAL LIABILITIES AND MEMBERS' EQUITY	$17,586	$80,568	$210,751	$153,600	$415,486	$552,486

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #58PELE3	Series #09CURRY2	Series #85ERVING	Series #LJKOBE	Series #80ALI	Series #BATMAN2
Assets
Current Assets
Cash and Cash Equivalents	$378	$300	$300	$12,157	$377	$420
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	378	300	300	12,157	377	420
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	180,778	453,149	37,499	-	60,299	76,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$181,156	$453,449	$37,799	$12,157	$60,676	$76,420

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$83	$4	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	12,129	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	12,212	4	-
Member's Equity
Membership Contributions	181,278	453,655	38,006	-	60,799	76,600
Capital Contribution for Operating Expense	1,766	4,099	349	1,158	671	322
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(122)	(206)	(207)	(123)	(123)	(180)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,766)	(4,099)	(349)	(1,090)	(675)	(322)
Members' Equity (Deficit)	181,156	453,449	37,799	(55)	60,672	76,420
TOTAL LIABILITIES AND MEMBERS' EQUITY	$181,156	$453,449	$37,799	$12,157	$60,676	$76,420

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #FLASH123	Series #99MJRETRO	Series #85GPK	Series #IPOD	Series #HGWELLS	Series #85JORDAN2
Assets
Current Assets
Cash and Cash Equivalents	$420	$346	$312	$300	$486	$516
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	420	346	312	300	486	516
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	25,000	43,870	13,632	22,210	40,100	230,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$25,420	$44,216	$13,944	$22,510	$40,586	$230,516

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$88	$-	$9
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	88	-	9
Member's Equity
Membership Contributions	25,600	44,370	11,380	22,711	40,700	230,600
Capital Contribution for Operating Expense	246	538	371	339	235	2,369
Capital Contribution for loss at Offering close	-	-	2,765	-	-	-
Distribution to RSE Archive or its affiliates	(180)	(154)	(201)	(201)	(114)	(84)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(246)	(538)	(371)	(427)	(235)	(2,378)
Members' Equity (Deficit)	25,420	44,216	13,944	22,422	40,586	230,507
TOTAL LIABILITIES AND MEMBERS' EQUITY	$25,420	$44,216	$13,944	$22,510	$40,586	$230,516

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #66ORR	Series #CONGRESS	Series #GRIFFEYJR	Series #01HALO	Series #87ZELDA	Series #EINSTEIN2
Assets
Current Assets
Cash and Cash Equivalents	$456	$400	$419	$415	$357	$420
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	456	400	419	415	357	420
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	42,306	98,300	14,946	13,813	100,063	70,000
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$42,762	$98,700	$15,365	$14,228	$100,420	$70,420

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$9	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	-	9	-
Member's Equity
Membership Contributions	43,083	99,021	15,546	14,350	100,600	70,600
Capital Contribution for Operating Expense	1,032	362	435	318	928	288
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(321)	(321)	(181)	(122)	(180)	(180)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,032)	(362)	(435)	(318)	(937)	(288)
Members' Equity (Deficit)	42,762	98,700	15,365	14,228	100,411	70,420
TOTAL LIABILITIES AND MEMBERS' EQUITY	$42,762	$98,700	$15,365	$14,228	$100,420	$70,420

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #SANTANA	Series #01TIGER2	Series #86JORDAN2	Series #TOPPSTRIO	Series #81BIRD	Series #97KOBE
Assets
Current Assets
Cash and Cash Equivalents	$446	$318	$549	$300	$346	$410
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	446	318	549	300	346	410
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	57,500	15,382	73,656	33,961	29,470	58,056
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$57,946	$15,700	$74,205	$34,261	$29,816	$58,466

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$9	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	9	-	-
Member's Equity
Membership Contributions	58,100	15,901	74,352	29,200	29,200	58,613
Capital Contribution for Operating Expense	288	341	603	805	470	479
Capital Contribution for loss at Offering close	-	-	-	5,326	770	-
Distribution to RSE Archive or its affiliates	(154)	(201)	(147)	(265)	(154)	(147)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(288)	(341)	(603)	(814)	(470)	(479)
Members' Equity (Deficit)	57,946	15,700	74,205	34,252	29,816	58,466
TOTAL LIABILITIES AND MEMBERS' EQUITY	$57,946	$15,700	$74,205	$34,261	$29,816	$58,466

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #XMEN94	Series #09RBLEROY	Series #04MESSI2	Series #THEROCK	Series #XLXMEN1	Series #03LEBRON5
Assets
Current Assets
Cash and Cash Equivalents	$359	$400	$400	$396	$359	$477
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	359	400	400	396	359	477
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	57,649	96,285	31,980	14,942	57,094	73,590
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$58,008	$96,685	$32,380	$15,338	$57,453	$74,067

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Member's Equity
Membership Contributions	58,155	97,029	32,581	11,380	57,600	74,190
Capital Contribution for Operating Expense	227	279	418	254	210	912
Capital Contribution for loss at Offering close	-	-	-	4,159	-	-
Distribution to RSE Archive or its affiliates	(147)	(344)	(201)	(201)	(147)	(123)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(227)	(279)	(418)	(254)	(210)	(912)
Members' Equity (Deficit)	58,008	96,685	32,380	15,338	57,453	74,067
TOTAL LIABILITIES AND MEMBERS' EQUITY	$58,008	$96,685	$32,380	$15,338	$57,453	$74,067

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #METEORITE	Series #SLASH	Series #00BRADY2	Series #89TMNT	Series #NESWWF	Series #PUNK9670
Assets
Current Assets
Cash and Cash Equivalents	$400	$600	$660	$400	$400	$600
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	400	600	660	400	400	600
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	272,500	50,000	313,339	20,095	15,027	62,103
Other Assets	-	-	-	-	-	2,038
TOTAL ASSETS	$272,900	$50,600	$313,999	$20,495	$15,427	$64,741

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$42	$-	$-
Insurance Payable	-	-	-	-	3	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	95	27	4
Total Liabilities	-	-	-	137	30	4
Member's Equity
Membership Contributions	275,230	50,600	314,153	20,647	15,685	62,700
Capital Contribution for Operating Expense	1,357	169	1,576	259	183	2,122
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(2,330)	-	(154)	(247)	(285)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(1,357)	(169)	(1,576)	(301)	(186)	(85)
Members' Equity (Deficit)	272,900	50,600	313,999	20,358	15,397	64,737
TOTAL LIABILITIES AND MEMBERS' EQUITY	$272,900	$50,600	$313,999	$20,495	$15,427	$64,741

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #18ALLEN	Series #CASTLEII	Series #36OWENS	Series #BAYC601	Series #60MANTLE	Series #PUNK8103
Assets
Current Assets
Cash and Cash Equivalents	$453	$400	$400	$608	$486	$600
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	453	400	400	608	486	600
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	32,522	15,027	20,099	143,926	800,000	500,000
Other Assets	-	-	-	3,442	-	3,373
TOTAL ASSETS	$32,975	$15,427	$20,499	$147,976	$800,486	$503,973

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$9	$-	$9	$-
Insurance Payable	-	3	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	22	27	99	108	-	-
Total Liabilities	22	30	108	108	9	-
Member's Equity
Membership Contributions	33,100	15,685	21,647	144,426	800,600	500,600
Capital Contribution for Operating Expense	266	176	282	3,521	7,059	3,443
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(147)	(285)	(1,247)	-	(114)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(266)	(179)	(291)	(79)	(7,068)	(70)
Members' Equity (Deficit)	32,953	15,397	20,391	147,868	800,477	503,973
TOTAL LIABILITIES AND MEMBERS' EQUITY	$32,975	$15,427	$20,499	$147,976	$800,486	$503,973

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #GHOST1	Series #BROSGRIMM	Series #HENDERSON	Series #KIRBY	Series #20HERBERT	Series #03RONALDO
Assets
Current Assets
Cash and Cash Equivalents	$380	$500	$377	$400	$400	$652
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	380	500	377	400	400	652
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	11,657	112,833	132,325	50,027	60,000	156,606
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$12,037	$113,333	$132,702	$50,427	$60,400	$157,258

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$9	$-
Insurance Payable	2	-	-	10	12	32
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	27	-	-
Total Liabilities	2	-	-	37	21	32
Member's Equity
Membership Contributions	12,161	113,333	132,638	50,685	60,685	157,381
Capital Contribution for Operating Expense	96	292	1,565	238	270	592
Capital Contribution for loss at Offering close	-	-	188	-	-	-
Distribution to RSE Archive or its affiliates	(124)	-	(124)	(285)	(285)	(123)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(98)	(292)	(1,565)	(248)	(291)	(624)
Members' Equity (Deficit)	12,035	113,333	132,702	50,390	60,379	157,226
TOTAL LIABILITIES AND MEMBERS' EQUITY	$12,037	$113,333	$132,702	$50,427	$60,400	$157,258

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #HONUS2	Series #MARX	Series #09HARDEN	Series #MEEB15511	Series #90BATMAN	Series #93JETER
Assets
Current Assets
Cash and Cash Equivalents	$376	$486	$353	$547	$400	$427
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	376	486	353	547	400	427
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	85,806	105,100	23,256	67,782	50,027	15,165
Other Assets	-	-	-	3,269	-	-
TOTAL ASSETS	$86,182	$105,586	$23,609	$71,598	$50,427	$15,592

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	18	-	-	-	10	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	47	27	-
Total Liabilities	18	-	-	47	37	-
Member's Equity
Membership Contributions	86,306	105,700	23,756	68,282	50,685	15,340
Capital Contribution for Operating Expense	360	237	196	3,325	227	321
Capital Contribution for loss at Offering close	-	-	-	-	-	375
Distribution to RSE Archive or its affiliates	(124)	(114)	(147)	-	(285)	(123)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(378)	(237)	(196)	(56)	(237)	(321)
Members' Equity (Deficit)	86,164	105,586	23,609	71,551	50,390	15,592
TOTAL LIABILITIES AND MEMBERS' EQUITY	$86,182	$105,586	$23,609	$71,598	$50,427	$15,592

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #SIMPSONS1	Series #SPIDER129	Series #NESDK3	Series #BAYC7359	Series #CURIO10	Series #WILDTHING
Assets
Current Assets
Cash and Cash Equivalents	$400	$356	$400	$600	$1,125	$400
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	400	356	400	600	1,125	400
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	15,027	36,146	100,086	165,389	67,319	15,100
Other Assets	-	-	-	2,726	2,882	-
TOTAL ASSETS	$15,427	$36,502	$100,486	$168,715	$71,326	$15,500

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	14
Insurance Payable	3	7	21	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	27	-	86	87	625	-
Total Liabilities	30	7	107	87	625	14
Member's Equity
Membership Contributions	15,685	36,646	100,685	165,902	67,819	15,747
Capital Contribution for Operating Expense	111	79	391	2,775	2,926	68
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(285)	(124)	(285)	-	-	(247)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(114)	(106)	(412)	(49)	(44)	(82)
Members' Equity (Deficit)	15,397	36,495	100,379	168,628	70,701	15,486
TOTAL LIABILITIES AND MEMBERS' EQUITY	$15,427	$36,502	$100,486	$168,715	$71,326	$15,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #1776	Series #98JORDAN2	Series #MACALLAN1	Series #BAYC9159	Series #FANTASY7	Series #SURFER4
Assets
Current Assets
Cash and Cash Equivalents	$ 400	$ 776	$ 600	$ 600	$ 400	$ 300
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	400	776	600	600	400	300
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	1,451,500	288,908	11,914	188,500	35,048	67,208
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 1,451,900	$ 289,684	$ 12,514	$ 189,100	$ 35,448	$ 67,508

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ -	$ -	$ -
Insurance Payable	-	-	13	-	168	29
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	540	-	48	-
Total Liabilities	-	-	553	-	216	29
Member's Equity
Membership Contributions	1,457,055	289,798	12,514	189,100	35,632	67,800
Capital Contribution for Operating Expense	3,044	2,436	29	22	36	22
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(5,155)	(114)	-	-	(232)	(292)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(3,044)	(2,436)	(582)	(22)	(204)	(51)
Members' Equity (Deficit)	1,451,900	289,684	11,961	189,100	35,232	67,479
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 1,451,900	$ 289,684	$ 12,514	$ 189,100	$ 35,448	$ 67,508

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #OHTANI1	Series #OHTANI2	Series #WILT100	Series #PENGUIN	Series #KARUIZAWA	Series #KOMBAT
Assets
Current Assets
Cash and Cash Equivalents	$376	$376	$400	$300	$600	$300
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	376	376	400	300	600	300
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	81,006	65,100	100,000	52,289	57,868	79,566
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$81,382	$65,476	$100,400	$52,589	$58,468	$79,866

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-
Insurance Payable	17	13	21	17	62	188
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	540	-
Total Liabilities	17	13	21	17	602	188
Member's Equity
Membership Contributions	81,506	65,600	100,638	52,881	58,468	80,158
Capital Contribution for Operating Expense	284	244	348	29	16	21
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(124)	(124)	(238)	(292)	-	(292)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(301)	(257)	(369)	(46)	(618)	(209)
Members' Equity (Deficit)	81,365	65,463	100,379	52,572	57,866	79,678
TOTAL LIABILITIES AND MEMBERS' EQUITY	$81,382	$65,476	$100,400	$52,589	$58,468	$79,866

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #APPLELISA	Series #98MANNING	Series #GIJOE	Series #BEATLES1	Series #SQUIG5847	Series #PACQUIAO
Assets
Current Assets
Cash and Cash Equivalents	$300	$400	$338	$300	$654	$400
Accounts Receivable	-	-	-	-	-	-
Pre-paid Insurance	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-
Total Current Assets	300	400	338	300	654	400
Other Assets
Archive assets - Deposit	-	-	-	-	-	-
Archive assets - Owned	96,049	19,000	37,726	20,906	56,240	14,150
Other Assets	-	-	-	-	1,198	-
TOTAL ASSETS	$96,349	$19,400	$38,064	$21,206	$58,092	$14,550

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$92	$-	$-
Insurance Payable	14	54	80	-	-	30
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	154	-
Total Liabilities	14	54	80	92	154	30
Member's Equity
Membership Contributions	96,587	19,638	38,295	21,439	56,740	14,782
Capital Contribution for Operating Expense	206	12	12	11	1,207	12
Capital Contribution for loss at Offering close	-	-	-	-	-	-
Distribution to RSE Archive or its affiliates	(238)	(238)	(231)	(233)	-	(232)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus (Deficit)	(220)	(66)	(92)	(103)	(9)	(42)
Members' Equity (Deficit)	96,335	19,346	37,984	21,114	57,938	14,520
TOTAL LIABILITIES AND MEMBERS' EQUITY	$96,349	$19,400	$38,064	$21,206	$58,092	$14,550

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2021

	Series #83JOBS	Series #BATMAN181	Series #HOBBIT	Consolidated
Assets
Current Assets
Cash and Cash Equivalents	$500	$350	$600	$703,469
Accounts Receivable	-	-	-	214,030
Pre-paid Insurance	-	-	-	-
Pre-paid Storage	-	-	-	-
Total Current Assets	500	350	600	917,499
Other Assets
Archive assets - Deposit	-	-	-	-
Archive assets - Owned	67,566	41,051	68,850	30,795,785
Other Assets	-	-	-	22,213
TOTAL ASSETS	$68,066	$41,401	$69,450	$31,735,497

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$956,932
Insurance Payable	20	17	22	4,496
Income Taxes Payable	-	-	-	532,505
Due to the Manager or its Affiliates	-	-	292	6,287,183
Total Liabilities	20	17	314	7,781,116
Member's Equity
Membership Contributions	68,066	41,639	69,450	23,984,134
Capital Contribution for Operating Expense	289	13	16	902,033
Capital Contribution for loss at Offering close	-	-	-	25,073
Distribution to RSE Archive or its affiliates	-	(238)	-	-
Distribution to Series	-	-	-	(1,465)
Accumulated Surplus (Deficit)	(309)	(30)	(330)	(955,394)
Members' Equity (Deficit)	68,046	41,384	69,136	23,954,381
TOTAL LIABILITIES AND MEMBERS' EQUITY	$68,066	$41,401	$69,450	$31,735,497

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER	Series #TWOCITIES
Expenses, gains, losses, interest and other investing income
Storage	$ (132)	$ (11)	$ (11)	$ (11)	$ (103)	$ (11)
Transportation	(216)	-	-	-	(881)	-
Insurance	(1,315)	(603)	(165)	(432)	(184)	(106)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	(545)	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,933)	(884)	(991)	(713)	(1,438)	(387)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (1,933)	$ (884)	$ (991)	$ (713)	$ (1,438)	$ (387)

Basic and Diluted (Loss) per Membership Interest	$ (0.19)	$ (0.44)	$ (0.50)	$ (0.71)	$ (0.48)	$ (1.93)
Weighted Average Membership Interests	10,000	2,000	2,000	1,000	3,000	200

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX	Series #EINSTEIN	Series #HONUS
Expenses, gains, losses, interest and other investing income
Storage	$ (11)	$ (11)	$ (11)	$ (86)	$ (11)	$ (421)
Transportation	-	-	-	(37)	-	(881)
Insurance	(103)	(436)	(289)	(176)	(104)	(4,997)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	(545)	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(384)	(717)	(570)	(1,114)	(385)	(6,569)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (384)	$ (717)	$ (570)	$ (1,114)	$ (385)	$ (6,569)

Basic and Diluted (Loss) per Membership Interest	$ (1.92)	$ (0.72)	$ (0.29)	$ (1.11)	$ (0.19)	$ (0.66)
Weighted Average Membership Interests	200	1,000	2,000	1,000	2,000	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #75ALI	Series #APROAK	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH
Expenses, gains, losses, interest and other investing income
Storage	$ (17)	$ -	$ (11)	$ (11)	$ (54)
Transportation	-	-	-	-	(216)
Insurance	(521)	-	(285)	(579)	(814)
Bookkeeping and Accounting Fees	(270)	-	(250)	(270)	(270)
Marketing Expense	-	-	-	-	-
Banking Fees	-	-	-	-	-
Transaction Fee	-	-	-	-	-
Gain on Sale	-	-	41,500	-	-
Loss on Sale	-	-	-	-	-
Loss on Impairment	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-
Income / (Loss) Before Income Taxes	(808)	-	40,954	(860)	(1,354)
Provision for Income Taxes	-	-	(8,082)	-	-
Net Income / (Loss)	$ (808)	$ -	$ 32,871	$ (860)	$ (1,354)

Basic and Diluted (Loss) per Membership Interest	$ (0.81)	$ -	$ 16.44	$ (0.43)	$ (0.68)
Weighted Average Membership Interests	1,000	-	2,000	2,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #SPIDER1	Series #BATMAN3	Series #ULYSSES	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL
Expenses, gains, losses, interest and other investing income
Storage	$ (11)	$ (27)	$ (11)	$ (11)	$ (72)	$ (11)
Transportation	-	(216)	-	-	(16)	-
Insurance	(118)	(198)	(121)	(113)	(177)	(111)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	(500)	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(399)	(1,211)	(402)	(394)	(535)	(392)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (399)	$ (1,211)	$ (402)	$ (394)	$ (535)	$ (392)

Basic and Diluted (Loss) per Membership Interest	$ (0.40)	$ (1.21)	$ (0.80)	$ (0.39)	$ (0.05)	$ (0.78)
Weighted Average Membership Interests	1,000	1,000	500	1,000	10,000	500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #18ZION	Series #SNOOPY	Series #APOLLO11	Series #24RUTHBAT	Series #YOKO
Expenses, gains, losses, interest and other investing income
Storage	$ (11)	$ (21)	$ (99)	$ (34)	$ (11)
Transportation	-	-	-	-	-
Insurance	(221)	(235)	(383)	(506)	(107)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(69)	(270)
Marketing Expense	-	-	-	-	-
Banking Fees	-	-	-	-	-
Transaction Fee	-	-	-	-	-
Gain on Sale	-	-	-	19,994	-
Loss on Sale	-	-	-	-	-
Loss on Impairment	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-
Income / (Loss) Before Income Taxes	(502)	(526)	(752)	19,385	(388)
Provision for Income Taxes	-	-	-	(2,480)	-
Net Income / (Loss)	$ (502)	$ (526)	$ (752)	$ 16,905	$ (388)

Basic and Diluted (Loss) per Membership Interest	$ (1.00)	$ (0.26)	$ (0.75)	$ 5.63	$ (1.94)
Weighted Average Membership Interests	500	2,000	1,000	3,000	200

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO	Series #55CLEMENTE
Expenses, gains, losses, interest and other investing income
Storage	$ -	$ -	$ (11)	$ (11)	$ (11)
Transportation	-	-	-	-	-
Insurance	-	-	(1,364)	(285)	(441)
Bookkeeping and Accounting Fees	-	-	(270)	(270)	(270)
Marketing Expense	-	-	(400)	(545)	-
Banking Fees	-	-	-	-	-
Transaction Fee	-	-	-	-	-
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Loss on Impairment	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-
Income / (Loss) Before Income Taxes	-	-	(2,045)	(1,111)	(722)
Provision for Income Taxes	-	-	-	-	-
Net Income / (Loss)	$ -	$ -	$ (2,045)	$ (1,111)	$ (722)

Basic and Diluted (Loss) per Membership Interest	$ -	$ -	$ (1.02)	$ (1.11)	$ (0.72)
Weighted Average Membership Interests	-	-	2,000	1,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21	Series #BATMAN1	Series #BIRKINTAN
Expenses, gains, losses, interest and other investing income
Storage	$ (11)	$ (11)	$ (11)	$ (11)	$ (79)	$ (11)
Transportation	-	-	-	-	-	-
Insurance	(128)	(105)	(143)	(99)	(184)	(333)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(210)	(270)
Marketing Expense	(477)	-	(400)	-	(500)	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	35,373	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(886)	(386)	(824)	(379)	34,400	(614)
Provision for Income Taxes	-	-	-	-	(6,937)	-
Net Income / (Loss)	$ (886)	$ (386)	$ (824)	$ (379)	$ 27,463	$ (614)

Basic and Diluted (Loss) per Membership Interest	$ (0.89)	$ (0.77)	$ (0.82)	$ (0.04)	$ 27.46	$ (0.61)
Weighted Average Membership Interests	1,000	500	1,000	8,500	1,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #GMTBLACK1	Series #61JFK	Series #POKEMON1	Series #LINCOLN	Series #STARWARS1
Expenses, gains, losses, interest and other investing income
Storage	$ (11)	$ (11)	$ (11)	$ (47)	$ (27)
Transportation	-	-	-	(881)	(216)
Insurance	(245)	(112)	(1,246)	(183)	(103)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	-	-
Banking Fees	-	-	-	-	-
Transaction Fee	-	-	-	-	-
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Loss on Impairment	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-
Income / (Loss) Before Income Taxes	(526)	(393)	(1,527)	(1,381)	(616)
Provision for Income Taxes	-	-	-	-	-
Net Income / (Loss)	$ (526)	$ (393)	$ (1,527)	$ (1,381)	$ (616)

Basic and Diluted (Loss) per Membership Interest	$ (0.53)	$ (0.20)	$ (0.31)	$ (0.35)	$ (0.05)
Weighted Average Membership Interests	1,000	2,000	5,000	4,000	12,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #68MAYS	Series #56TEDWILL	Series #TMNT1	Series #CAPTAIN3	Series #51MANTLE	Series #CHURCHILL
Expenses, gains, losses, interest and other investing income
Storage	$ (11)	$ (11)	$ -	$ (11)	$ (58)	$ (15)
Transportation	-	-	-	-	-	(666)
Insurance	(402)	(873)	-	(122)	(102)	(97)
Bookkeeping and Accounting Fees	(270)	(270)	-	(270)	(88)	(270)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	35,500	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(683)	(1,154)	-	(403)	35,252	(1,048)
Provision for Income Taxes	-	-	-	-	(7,206)	-
Net Income / (Loss)	$ (683)	$ (1,154)	$ -	$ (403)	$ 28,045	$ (1,048)

Basic and Diluted (Loss) per Membership Interest	$ (0.34)	$ (0.58)	$ -	$ (0.40)	$ 14.02	$ (0.14)
Weighted Average Membership Interests	2,000	2,000	-	1,000	2,000	7,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #SHKSPR4	Series #03KOBE	Series #03LEBRON	Series #03JORDAN	Series #39TEDWILL	Series #94JETER
Expenses, gains, losses, interest and other investing income
Storage	$ (15)	$ (11)	$ (62)	$ (11)	$ (11)	$ (11)
Transportation	(666)	-	-	-	-	-
Insurance	(242)	(520)	(25)	(412)	(360)	(471)
Bookkeeping and Accounting Fees	(270)	(270)	(27)	(270)	(270)	(270)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	31,000	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,193)	(801)	30,886	(693)	(641)	(752)
Provision for Income Taxes	-	-	(6,195)	-	-	-
Net Income / (Loss)	$ (1,193)	$ (801)	$ 24,692	$ (693)	$ (641)	$ (752)

Basic and Diluted (Loss) per Membership Interest	$ (1.19)	$ (0.13)	$ 12.35	$ (0.35)	$ (0.11)	$ (0.75)
Weighted Average Membership Interests	1,000	6,250	2,000	2,000	5,600	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #2020TOPPS	Series #FANFOUR1	Series #85MARIO	Series #TOS39	Series #DAREDEV1	Series #05LATOUR
Expenses, gains, losses, interest and other investing income
Storage	$ (11)	$ -	$ -	$ (134)	$ -	$ -
Transportation	-	-	-	-	-	-
Insurance	(1,050)	-	-	(20)	-	(36)
Bookkeeping and Accounting Fees	(270)	-	-	(27)	-	(270)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	120,000	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,331)	-	-	119,819	-	(306)
Provision for Income Taxes	-	-	-	(24,910)	-	-
Net Income / (Loss)	$ (1,331)	$ -	$ -	$ 94,909	$ -	$ (306)

Basic and Diluted (Loss) per Membership Interest	$ (0.13)	$ -	$ -	$ 31.64	$ -	$ (0.31)
Weighted Average Membership Interests	10,000	-	-	3,000	-	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #16SCREAG	Series #14DRC	Series #86RICE	Series #57MANTLE	Series #FAUBOURG	Series #SOBLACK
Expenses, gains, losses, interest and other investing income
Storage	$ -	$ -	$ (67)	$ (72)	$ (38)	$ (11)
Transportation	-	-	-	(16)	-	-
Insurance	(156)	(225)	(284)	(167)	(1,217)	(579)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	-	(500)	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(426)	(495)	(621)	(525)	(2,025)	(860)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (426)	$ (495)	$ (621)	$ (525)	$ (2,025)	$ (860)

Basic and Diluted (Loss) per Membership Interest	$ (0.43)	$ (0.50)	$ (0.03)	$ (0.07)	$ (1.01)	$ (0.86)
Weighted Average Membership Interests	1,000	1,000	23,000	8,000	2,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #GATSBY	Series #93DAYTONA	Series #09TROUT	Series #57STARR	Series #AF15	Series #03KOBE2
Expenses, gains, losses, interest and other investing income
Storage	$ (31)	$ (43)	$ (11)	$ (11)	$ -	$ (11)
Transportation	(881)	(216)	-	-	-	-
Insurance	(361)	(363)	(2,297)	(167)	-	(294)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	-	(270)
Marketing Expense	-	-	(500)	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,543)	(892)	(3,078)	(448)	-	(575)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (1,543)	$ (892)	$ (3,078)	$ (448)	$ -	$ (575)

Basic and Diluted (Loss) per Membership Interest	$ (0.39)	$ (0.45)	$ (0.27)	$ (0.06)	$ -	$ (0.10)
Weighted Average Membership Interests	4,000	2,000	11,250	8,000	-	5,750

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #JOBSMAC	Series #16PETRUS	Series #ALICE	Series #SPIDER10	Series #62MANTLE	Series #BATMAN6
Expenses, gains, losses, interest and other investing income
Storage	$ -	$ -	$ (11)	$ (11)	$ (11)	$ (11)
Transportation	-	-	-	-	-	-
Insurance	(432)	(187)	(102)	(115)	(1,384)	(123)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	-	(545)	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(702)	(457)	(383)	(396)	(2,210)	(404)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (702)	$ (457)	$ (383)	$ (396)	$ (2,210)	$ (404)

Basic and Diluted (Loss) per Membership Interest	$ (0.14)	$ (0.05)	$ (0.03)	$ (0.09)	$ (0.37)	$ (0.20)
Weighted Average Membership Interests	5,000	9,000	12,000	4,200	6,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #CLEMENTE2	Series #SUPER14	Series #79STELLA	Series #TKAM	Series #DIMAGGIO2	Series #13BEAUX
Expenses, gains, losses, interest and other investing income
Storage	$ (11)	$ -	$ (43)	$ (11)	$ (11)	$ -
Transportation	-	-	(216)	-	-	-
Insurance	(677)	-	(603)	(130)	(173)	(107)
Bookkeeping and Accounting Fees	(270)	-	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	-	(545)	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(958)	-	(1,132)	(411)	(999)	(377)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (958)	$ -	$ (1,132)	$ (411)	$ (999)	$ (377)

Basic and Diluted (Loss) per Membership Interest	$ (0.48)	$ -	$ (0.08)	$ (0.21)	$ (0.50)	$ (0.07)
Weighted Average Membership Interests	2,000	-	13,800	2,000	2,000	5,100

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #ANMLFARM	Series #NASA1	Series #00BRADY	Series #85NES	Series #JUSTICE1
Expenses, gains, losses, interest and other investing income
Storage	$ (11)	$ (49)	$ (38)	$ (11)	$ (94)
Transportation	-	(666)	-	-	(216)
Insurance	(101)	(2,541)	(433)	(343)	(138)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(123)
Marketing Expense	-	-	-	-	-
Banking Fees	-	-	-	-	-
Transaction Fee	-	-	-	-	-
Gain on Sale	-	-	-	-	35,000
Loss on Sale	-	-	-	-	-
Loss on Impairment	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-
Income / (Loss) Before Income Taxes	(382)	(3,526)	(741)	(624)	34,429
Provision for Income Taxes	-	-	-	-	(6,999)
Net Income / (Loss)	$ (382)	$ (3,526)	$ (741)	$ (624)	$ 27,430

Basic and Diluted (Loss) per Membership Interest	$ (0.38)	$ (0.35)	$ (0.20)	$ (0.08)	$ 5.49
Weighted Average Membership Interests	1,000	10,000	3,750	8,000	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #69KAREEM	Series #59JFK	Series #04LEBRON	Series #85JORDAN	Series #GOLDENEYE	Series #MOONSHOE
Expenses, gains, losses, interest and other investing income
Storage	$ (11)	$ (11)	$ (11)	$ (15)	$ (39)	$ (54)
Transportation	-	-	-	(666)	-	(44)
Insurance	(316)	(122)	(520)	(2,444)	(312)	(1,268)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(597)	(403)	(801)	(3,395)	(621)	(1,636)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (597)	$ (403)	$ (801)	$ (3,395)	$ (621)	$ (1,636)

Basic and Diluted (Loss) per Membership Interest	$ (0.24)	$ (0.20)	$ (0.16)	$ (0.34)	$ (0.12)	$ (0.09)
Weighted Average Membership Interests	2,500	2,000	5,000	10,000	5,000	18,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #03LEBRON2	Series #GRAPES	Series #34GEHRIG	Series #98KANGA	Series #06BRM	Series #DUNE
Expenses, gains, losses, interest and other investing income
Storage	$ (54)	$ (11)	$ (11)	$ (69)	$ -	$ (15)
Transportation	(12)	-	-	(245)	-	(666)
Insurance	(973)	(134)	(379)	(1,560)	(77)	(104)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	(667)	-	(333)
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,309)	(415)	(660)	(2,811)	(347)	(1,388)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (1,309)	$ (415)	$ (660)	$ (2,811)	$ (347)	$ (1,388)

Basic and Diluted (Loss) per Membership Interest	$ (0.26)	$ (0.21)	$ (0.13)	$ (0.13)	$ (0.19)	$ (1.39)
Weighted Average Membership Interests	5,000	2,000	5,000	21,250	1,850	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #86FLEER	Series #WILDGUN	Series #58PELE2	Series #13GIANNIS	Series #AVENGERS1
Expenses, gains, losses, interest and other investing income
Storage	$ (11)	$ (11)	$ -	$ (11)	$ -
Transportation	-	-	-	-	-
Insurance	(1,525)	(324)	-	(281)	-
Bookkeeping and Accounting Fees	(270)	(270)	-	(270)	-
Marketing Expense	-	-	-	-	-
Banking Fees	-	-	-	-	-
Transaction Fee	-	-	-	-	-
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Loss on Impairment	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,806)	(605)	-	(562)	-
Provision for Income Taxes	-	-	-	-	-
Net Income / (Loss)	$ (1,806)	$ (605)	$ -	$ (562)	$ -

Basic and Diluted (Loss) per Membership Interest	$ (0.11)	$ (0.15)	$ -	$ (0.11)	$ -
Weighted Average Membership Interests	16,500	4,000	-	5,000	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #04MESSI	Series #AVENGE57	Series #03TACHE	Series #99TMB2	Series #PUNCHOUT	Series #BULLSRING
Expenses, gains, losses, interest and other investing income
Storage	$ (11)	$ (11)	$ -	$ (27)	$ (15)	$ (130)
Transportation	-	-	-	(216)	(666)	(881)
Insurance	(477)	(113)	(344)	(582)	(873)	(2,539)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(758)	(394)	(614)	(1,095)	(1,824)	(3,820)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (758)	$ (394)	$ (614)	$ (1,095)	$ (1,824)	$ (3,820)

Basic and Diluted (Loss) per Membership Interest	$ (0.08)	$ (0.02)	$ (0.04)	$ (0.11)	$ (0.18)	$ (0.13)
Weighted Average Membership Interests	9,000	20,000	15,600	10,000	10,000	30,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #70AARON	Series #96CHARZRD	Series #01TIGER	Series #ICECLIMB	Series #09COBB	Series #51HOWE
Expenses, gains, losses, interest and other investing income
Storage	$ (39)	$ (51)	$ (31)	$ (11)	$ (31)	$ (134)
Transportation	(20)	-	-	-	-	-
Insurance	(246)	(656)	(241)	(775)	(359)	(33)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(24)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	12,400
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	(7,877)	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(575)	(8,854)	(542)	(1,056)	(660)	12,209
Provision for Income Taxes	-	-	-	-	-	(2,392)
Net Income / (Loss)	$ (575)	$ (8,854)	$ (542)	$ (1,056)	$ (660)	$ 9,817

Basic and Diluted (Loss) per Membership Interest	$ (0.10)	$ (1.36)	$ (0.29)	$ (0.11)	$ (0.08)	$ 1.96
Weighted Average Membership Interests	6,000	6,500	1,850	10,000	8,000	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #96JORDAN2	Series #JUNGLEBOX	Series #59FLASH	Series #FOSSILBOX	Series #THOR	Series #POKEBLUE
Expenses, gains, losses, interest and other investing income
Storage	$ (56)	$ (31)	$ (11)	$ (11)	$ -	$ (11)
Transportation	-	-	-	-	-	-
Insurance	(558)	(383)	(174)	(265)	-	(284)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	-	(270)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(884)	(684)	(455)	(546)	-	(565)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (884)	$ (684)	$ (455)	$ (546)	$ -	$ (565)

Basic and Diluted (Loss) per Membership Interest	$ (0.08)	$ (0.10)	$ (0.05)	$ (0.13)	$ -	$ (0.24)
Weighted Average Membership Interests	10,800	6,900	10,000	4,200	-	2,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #98GTA	Series #PICNIC	Series #DOMINOS	Series #58PELE	Series #09CURRY	Series #84JORDAN
Expenses, gains, losses, interest and other investing income
Storage	$ (27)	$ (11)	$ (11)	$ (56)	$ (11)	$ (76)
Transportation	(216)	-	-	-	-	-
Insurance	(217)	(559)	(83)	(304)	(312)	(3,156)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(37)	(270)	(270)
Marketing Expense	-	-	(545)	-	-	(333)
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	1,043,269	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(730)	(840)	(909)	1,042,872	(593)	(3,835)
Provision for Income Taxes	-	-	-	(218,313)	-	-
Net Income / (Loss)	$ (730)	$ (840)	$ (909)	$ 824,560	$ (593)	$ (3,835)

Basic and Diluted (Loss) per Membership Interest	$ (0.23)	$ (0.42)	$ (0.45)	$ 26.18	$ (0.24)	$ (0.26)
Weighted Average Membership Interests	3,150	2,000	2,000	31,500	2,500	15,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #09BEAUX	Series #KEROUAC	Series #96JORDAN	Series #FEDERAL	Series #62BOND	Series #71TOPPS
Expenses, gains, losses, interest and other investing income
Storage	$ -	$ (11)	$ (11)	$ (15)	$ (31)	$ (76)
Transportation	-	-	-	(666)	-	-
Insurance	(144)	(213)	(500)	(264)	(201)	(678)
Bookkeeping and Accounting Fees	(270)	(270)	(268)	(270)	(270)	(269)
Marketing Expense	-	-	-	-	(400)	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	50,135	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	(9,600)
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(414)	(494)	49,356	(1,215)	(902)	(10,623)
Provision for Income Taxes	-	-	(10,094)	-	-	-
Net Income / (Loss)	$ (414)	$ (494)	$ 39,262	$ (1,215)	$ (902)	$ (10,623)

Basic and Diluted (Loss) per Membership Interest	$ (0.06)	$ (0.10)	$ 3.27	$ (0.12)	$ (0.06)	$ (0.62)
Weighted Average Membership Interests	6,800	4,900	12,000	10,000	15,500	17,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #DEATON	Series #98ZELDA	Series #03JORDAN2	Series #WOLVERINE	Series #91JORDAN	Series #79GRETZKY
Expenses, gains, losses, interest and other investing income
Storage	$ (3,750)	$ (76)	$ (11)	$ -	$ (76)	$ (172)
Transportation	(11,601)	-	-	-	-	(881)
Insurance	(1,070)	(284)	(441)	-	(748)	(7,155)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	-	(270)	(270)
Marketing Expense	-	(667)	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(16,691)	(1,297)	(722)	-	(1,094)	(8,478)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (16,691)	$ (1,297)	$ (722)	$ -	$ (1,094)	$ (8,478)

Basic and Diluted (Loss) per Membership Interest	$ (1.46)	$ (0.26)	$ (0.07)	$ -	$ (0.11)	$ (0.42)
Weighted Average Membership Interests	11,400	5,000	10,000	-	10,000	20,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #17DUJAC	Series #FAUBOURG2	Series #MOSASAUR	Series #92JORDAN	Series #14KOBE	Series #03LEBRON3
Expenses, gains, losses, interest and other investing income
Storage	$ -	$ (38)	$ (1,750)	$ (11)	$ (20)	$ (135)
Transportation	-	-	-	-	-	(228)
Insurance	(114)	(1,561)	(158)	(441)	(41)	(2,090)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(18)	(270)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	25,115	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(384)	(1,869)	(2,178)	(722)	25,036	(2,723)
Provision for Income Taxes	-	-	-	-	(5,040)	-
Net Income / (Loss)	$ (384)	$ (1,869)	$ (2,178)	$ (722)	$ 19,996	$ (2,723)

Basic and Diluted (Loss) per Membership Interest	$ (0.12)	$ (0.17)	$ (0.36)	$ (0.10)	$ 2.05	$ (0.27)
Weighted Average Membership Interests	3,250	11,000	6,000	7,000	9,750	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #95TOPSUN	Series #09TROUT2	Series #59BOND	Series #OPEECHEE	Series #ROCKETBOX	Series #94JORDAN
Expenses, gains, losses, interest and other investing income
Storage	$ (31)	$ (51)	$ (31)	$ (76)	$ (31)	$ (56)
Transportation	-	-	-	-	-	-
Insurance	(579)	(579)	(189)	(2,561)	(334)	(807)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	(400)	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	(42,000)	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(880)	(900)	(890)	(44,907)	(635)	(1,133)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (880)	$ (900)	$ (890)	$ (44,907)	$ (635)	$ (1,133)

Basic and Diluted (Loss) per Membership Interest	$ (0.09)	$ (0.08)	$ (0.09)	$ (4.49)	$ (0.13)	$ (0.11)
Weighted Average Membership Interests	10,000	11,200	10,250	10,000	4,750	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #18LUKA	Series #86DK3	Series #FANFOUR5	Series #16KOBE	Series #11BELAIR	Series #76PAYTON
Expenses, gains, losses, interest and other investing income
Storage	$ (31)	$ -	$ (11)	$ (31)	$ -	$ (86)
Transportation	-	-	-	(881)	-	(8)
Insurance	(307)	-	(194)	(6,284)	(93)	(614)
Bookkeeping and Accounting Fees	(270)	-	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(608)	-	(475)	(7,466)	(363)	(978)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (608)	$ -	$ (475)	$ (7,466)	$ (363)	$ (978)

Basic and Diluted (Loss) per Membership Interest	$ (0.11)	$ -	$ (0.05)	$ (0.07)	$ (0.18)	$ (0.10)
Weighted Average Membership Interests	5,300	-	10,000	100,000	2,000	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #17MAHOMES	Series #85MJPROMO	Series #96KOBE	Series #99CHARZRD	Series #68RYAN	Series #MARADONA
Expenses, gains, losses, interest and other investing income
Storage	$ (40)	$ (31)	$ (11)	$ (131)	$ (11)	$ (11)
Transportation	-	-	-	(247)	-	-
Insurance	(129)	(309)	(748)	(3,033)	(677)	(198)
Bookkeeping and Accounting Fees	(21)	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	(1,146)	-	(333)
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	135,000	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	(24,000)	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	134,810	(610)	(25,029)	(4,827)	(958)	(812)
Provision for Income Taxes	(27,812)	-	-	-	-	-
Net Income / (Loss)	$ 106,998	$ (610)	$ (25,029)	$ (4,827)	$ (958)	$ (812)

Basic and Diluted (Loss) per Membership Interest	$ 4.28	$ (0.17)	$ (3.58)	$ (0.14)	$ (0.10)	$ (0.41)
Weighted Average Membership Interests	25,000	3,500	7,000	35,000	10,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #POKEYELOW	Series #POKELUGIA	Series #XMEN1	Series #VANHALEN	Series #48JACKIE	Series #05MJLJ
Expenses, gains, losses, interest and other investing income
Storage	$ (73)	$ (31)	$ -	$ (44)	$ (79)	$ (31)
Transportation	(29)	-	-	-	(216)	-
Insurance	(382)	(1,020)	-	(168)	(3,425)	(795)
Bookkeeping and Accounting Fees	(270)	(270)	-	(270)	(270)	(270)
Marketing Expense	-	-	-	(500)	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	(21,300)	(18,900)	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(22,054)	(20,221)	-	(982)	(3,990)	(1,096)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (22,054)	$ (20,221)	$ -	$ (982)	$ (3,990)	$ (1,096)

Basic and Diluted (Loss) per Membership Interest	$ (2.00)	$ (2.02)	$ -	$ (0.20)	$ (0.21)	$ (0.05)
Weighted Average Membership Interests	11,000	10,000	-	5,000	18,750	20,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #81MONTANA	Series #00MOUTON	Series #07DURANT	Series #56AARON	Series #85LEMIEUX	Series #87JORDAN
Expenses, gains, losses, interest and other investing income
Storage	$ (153)	$ -	$ (11)	$ (39)	$ (11)	$ (11)
Transportation	(181)	-	-	(20)	-	-
Insurance	(707)	(115)	(1,001)	(489)	(854)	(531)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	(15,099)	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,311)	(385)	(16,381)	(818)	(1,135)	(812)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (1,311)	$ (385)	$ (16,381)	$ (818)	$ (1,135)	$ (812)

Basic and Diluted (Loss) per Membership Interest	$ (0.13)	$ (0.19)	$ (1.82)	$ (0.08)	$ (0.06)	$ (0.08)
Weighted Average Membership Interests	10,000	2,000	9,000	10,000	17,500	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #AC23	Series #APPLE1	Series #GWLOTTO	Series #GYMBOX	Series #HUCKFINN	Series #NEOBOX
Expenses, gains, losses, interest and other investing income
Storage	$ (11)	$ (60)	$ (11)	$ (11)	$ (11)	$ (31)
Transportation	-	-	-	-	-	-
Insurance	(123)	(7,079)	(126)	(235)	(115)	(482)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(404)	(7,409)	(407)	(516)	(396)	(783)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (404)	$ (7,409)	$ (407)	$ (516)	$ (396)	$ (783)

Basic and Diluted (Loss) per Membership Interest	$ (0.10)	$ (0.22)	$ (0.16)	$ (0.17)	$ (0.20)	$ (0.08)
Weighted Average Membership Interests	4,000	33,000	2,500	3,000	2,000	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #NEWTON	Series #NICKLAUS1	Series #POKEMON2	Series #POKERED	Series #RIVIERA	Series #SMB3
Expenses, gains, losses, interest and other investing income
Storage	$ (11)	$ (11)	$ (27)	$ (69)	$ (11)	$ (37)
Transportation	-	-	(216)	(245)	-	(215)
Insurance	(464)	(427)	(3,769)	(427)	(222)	(300)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(745)	(708)	(4,282)	(1,011)	(503)	(822)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (745)	$ (708)	$ (4,282)	$ (1,011)	$ (503)	$ (822)

Basic and Diluted (Loss) per Membership Interest	$ (0.02)	$ (0.18)	$ (0.10)	$ (0.10)	$ (0.08)	$ (0.16)
Weighted Average Membership Interests	30,000	4,000	41,500	10,000	6,000	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #WALDEN	Series #WZRDOFOZ	Series #60ALI	Series #TORNEK	Series #DIMAGGIO3	Series #POKEMON3
Expenses, gains, losses, interest and other investing income
Storage	$ (11)	$ (31)	$ (11)	$ (11)	$ (11)	$ (11)
Transportation	-	-	-	-	-	-
Insurance	(113)	(206)	(2,149)	(1,283)	(4,162)	(5,506)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	-	(545)	(667)
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(394)	(507)	(2,430)	(1,564)	(4,988)	(6,454)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (394)	$ (507)	$ (2,430)	$ (1,564)	$ (4,988)	$ (6,454)

Basic and Diluted (Loss) per Membership Interest	$ (0.20)	$ (0.08)	$ (0.10)	$ (0.05)	$ (0.22)	$ (1.29)
Weighted Average Membership Interests	2,000	6,000	23,500	33,000	22,500	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #58PELE3	Series #09CURRY2	Series #85ERVING	Series #LJKOBE	Series #80ALI	Series #BATMAN2
Expenses, gains, losses, interest and other investing income
Storage	$ (11)	$ (27)	$ (11)	$ -	$ (17)	$ (27)
Transportation	-	(216)	-	-	-	(216)
Insurance	(1,855)	(4,517)	(453)	-	(678)	(200)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	-	(270)	(270)
Marketing Expense	(667)	(333)	-	-	-	(500)
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,803)	(5,363)	(734)	-	(965)	(1,213)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (2,803)	$ (5,363)	$ (734)	$ -	$ (965)	$ (1,213)

Basic and Diluted (Loss) per Membership Interest	$ (0.25)	$ (0.26)	$ (0.07)	$ -	$ (0.10)	$ (0.14)
Weighted Average Membership Interests	11,250	21,000	10,000	-	10,000	8,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #FLASH123	Series #99MJRETRO	Series #85GPK	Series #IPOD	Series #HGWELLS	Series #85JORDAN2
Expenses, gains, losses, interest and other investing income
Storage	$ (11)	$ (11)	$ (11)	$ -	$ (11)	$ (11)
Transportation	-	-	-	-	-	-
Insurance	(125)	(512)	(264)	(304)	(147)	(2,346)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	(5,200)	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(5,606)	(793)	(545)	(574)	(428)	(2,627)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (5,606)	$ (793)	$ (545)	$ (574)	$ (428)	$ (2,627)

Basic and Diluted (Loss) per Membership Interest	$ (1.55)	$ (0.08)	$ (0.54)	$ (0.11)	$ (0.06)	$ (0.13)
Weighted Average Membership Interests	3,625	10,000	1,000	5,000	7,500	20,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #66ORR	Series #CONGRESS	Series #GRIFFEYJR	Series #01HALO	Series #87ZELDA	Series #EINSTEIN2
Expenses, gains, losses, interest and other investing income
Storage	$ (11)	$ (31)	$ (11)	$ (11)	$ (31)	$ (11)
Transportation	-	-	-	-	(881)	-
Insurance	(924)	(233)	(383)	(223)	(1,070)	(191)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	-	(667)	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,205)	(534)	(664)	(504)	(2,919)	(472)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (1,205)	$ (534)	$ (664)	$ (504)	$ (2,919)	$ (472)

Basic and Diluted (Loss) per Membership Interest	$ (0.12)	$ (0.11)	$ (0.27)	$ (0.20)	$ (0.29)	$ (0.09)
Weighted Average Membership Interests	10,000	5,000	2,500	2,500	10,000	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #SANTANA	Series #01TIGER2	Series #86JORDAN2	Series #TOPPSTRIO	Series #81BIRD	Series #97KOBE
Expenses, gains, losses, interest and other investing income
Storage	$ (44)	$ (11)	$ (11)	$ (11)	$ (11)	$ (11)
Transportation	-	-	-	-	-	-
Insurance	(173)	(238)	(807)	(824)	(477)	(653)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(270)
Marketing Expense	(500)	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(987)	(519)	(1,088)	(1,105)	(758)	(934)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (987)	$ (519)	$ (1,088)	$ (1,105)	$ (758)	$ (934)

Basic and Diluted (Loss) per Membership Interest	$ (0.07)	$ (0.26)	$ (0.11)	$ (0.22)	$ (0.15)	$ (0.09)
Weighted Average Membership Interests	15,000	2,000	10,000	5,000	5,000	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #XMEN94	Series #09RBLEROY	Series #04MESSI2	Series #THEROCK	Series #XLXMEN1	Series #03LEBRON5
Expenses, gains, losses, interest and other investing income
Storage	$ (11)	$ -	$ (11)	$ (54)	$ (11)	$ (54)
Transportation	-	-	-	-	-	(12)
Insurance	(173)	(472)	(530)	(263)	(172)	(1,021)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(270)
Marketing Expense	(863)	-	-	-	(1,045)	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,317)	(742)	(811)	(587)	(1,498)	(1,357)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (1,317)	$ (742)	$ (811)	$ (587)	$ (1,498)	$ (1,357)

Basic and Diluted (Loss) per Membership Interest	$ (0.13)	$ (0.17)	$ (0.16)	$ (0.59)	$ (0.19)	$ (0.16)
Weighted Average Membership Interests	10,000	4,300	5,000	1,000	8,000	8,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #METEORITE	Series #SLASH	Series #00BRADY2	Series #89TMNT	Series #NESWWF	Series #PUNK9670
Expenses, gains, losses, interest and other investing income
Storage	$ (750)	$ -	$ (11)	$ (11)	$ (11)	$ -
Transportation	-	-	-	-	-	-
Insurance	(1,158)	(162)	(3,151)	(284)	(235)	-
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(269)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	(4)
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	(60,899)	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,178)	(432)	(64,331)	(565)	(516)	(273)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (2,178)	$ (432)	$ (64,331)	$ (565)	$ (516)	$ (273)

Basic and Diluted (Loss) per Membership Interest	$ (0.12)	$ (0.03)	$ (1.98)	$ (0.28)	$ (0.09)	$ (0.04)
Weighted Average Membership Interests	17,500	13,000	32,500	2,000	6,000	7,200

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #18ALLEN	Series #CASTLEII	Series #36OWENS	Series #BAYC601	Series #60MANTLE	Series #PUNK8103
Expenses, gains, losses, interest and other investing income
Storage	$ (39)	$ (11)	$ (11)	$ -	$ (38)	$ -
Transportation	(8)	-	-	-	-	-
Insurance	(407)	(235)	(284)	-	(7,941)	-
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	(667)	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	(54)	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	(3,282)	-	-
Loss on Sale of Digital Assets	-	-	-	(1,179)	-	-
Investment Income/(Loss)	-	-	-	92,406	-	-
Income / (Loss) Before Income Taxes	(724)	(1,183)	(565)	87,621	(8,249)	(270)
Provision for Income Taxes	-	-	-	(31,850)	-	-
Net Income / (Loss)	$ (724)	$ (1,183)	$ (565)	$ 55,771	$ (8,249)	$ (270)

Basic and Diluted (Loss) per Membership Interest	$ (0.06)	$ (0.59)	$ (0.23)	$ 3.38	$ (0.19)	$ (0.00)
Weighted Average Membership Interests	12,000	2,000	2,500	16,500	42,500	60,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #GHOST1	Series #BROSGRIMM	Series #HENDERSON	Series #KIRBY	Series #20HERBERT	Series #03RONALDO
Expenses, gains, losses, interest and other investing income
Storage	$ (11)	$ (31)	$ (11)	$ (11)	$ (92)	$ (11)
Transportation	-	-	-	-	-	-
Insurance	(105)	(254)	(1,856)	(579)	(354)	(1,619)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(150)	(270)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	26,400	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(386)	(555)	(2,137)	(860)	25,804	(1,900)
Provision for Income Taxes	-	-	-	-	(5,373)	-
Net Income / (Loss)	$ (386)	$ (555)	$ (2,137)	$ (860)	$ 20,431	$ (1,900)

Basic and Diluted (Loss) per Membership Interest	$ (0.19)	$ (0.11)	$ (0.08)	$ (0.09)	$ 2.04	$ (0.15)
Weighted Average Membership Interests	2,000	5,000	27,000	10,000	10,000	12,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #HONUS2	Series #MARX	Series #09HARDEN	Series #MEEB15511	Series #90BATMAN	Series #93JETER
Expenses, gains, losses, interest and other investing income
Storage	$ (11)	$ (11)	$ (11)	$ -	$ (11)	$ (31)
Transportation	-	-	-	-	-	-
Insurance	(924)	(243)	(312)	-	(579)	(393)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	(23,600)	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,205)	(524)	(593)	(270)	(24,460)	(694)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (1,205)	$ (524)	$ (593)	$ (270)	$ (24,460)	$ (694)

Basic and Diluted (Loss) per Membership Interest	$ (0.12)	$ (0.07)	$ (0.30)	$ (0.02)	$ (2.45)	$ (0.69)
Weighted Average Membership Interests	10,000	8,000	2,000	15,000	10,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #SIMPSONS1	Series #SPIDER129	Series #NESDK3	Series #BAYC7359	Series #CURIO10	Series #WILDTHING
Expenses, gains, losses, interest and other investing income
Storage	$ (11)	$ (11)	$ (15)	$ -	$ -	$ (11)
Transportation	-	-	(666)	-	-	-
Insurance	(235)	(141)	(1,069)	-	-	(110)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(269)	(270)	(270)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	(56)	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	(3,127)	-	-
Loss on Sale of Digital Assets	-	-	-	(1,179)	-	-
Investment Income/(Loss)	-	-	-	92,304	-	-
Income / (Loss) Before Income Taxes	(516)	(422)	(2,020)	87,673	(270)	(391)
Provision for Income Taxes	-	-	-	(31,864)	-	-
Net Income / (Loss)	$ (516)	$ (422)	$ (2,020)	$ 55,809	$ (270)	$ (391)

Basic and Diluted (Loss) per Membership Interest	$ (0.26)	$ (0.04)	$ (0.09)	$ 2.94	$ (0.03)	$ (0.20)
Weighted Average Membership Interests	2,000	10,000	22,800	19,000	10,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #1776	Series #98JORDAN2	Series #MACALLAN1	Series #BAYC9159	Series #FANTASY7	Series #SURFER4
Expenses, gains, losses, interest and other investing income
Storage	$ (42)	$ (11)	$ -	$ -	$ (11)	$ (11)
Transportation	(666)	-	-	-	-	-
Insurance	(2,223)	(2,915)	(58)	-	(824)	(187)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	-	(667)	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	(81)	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	(14,276)	-	-
Loss on Sale of Digital Assets	-	-	-	(1,179)	-	-
Investment Income/(Loss)	-	-	-	124,250	-	-
Income / (Loss) Before Income Taxes	(3,201)	(3,196)	(328)	108,444	(1,772)	(468)
Provision for Income Taxes	-	-	-	(39,420)	-	-
Net Income / (Loss)	$ (3,201)	$ (3,196)	$ (328)	$ 69,024	$ (1,772)	$ (468)

Basic and Diluted (Loss) per Membership Interest	$ (0.04)	$ (0.19)	$ (0.33)	$ 1.77	$ (0.18)	$ (0.05)
Weighted Average Membership Interests	80,000	16,500	1,000	39,000	10,000	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #OHTANI1	Series #OHTANI2	Series #WILT100	Series #PENGUIN	Series #KARUIZAWA	Series #KOMBAT
Expenses, gains, losses, interest and other investing income
Storage	$ (11)	$ (11)	$ (11)	$ (11)	$ -	$ (11)
Transportation	-	-	-	-	-	-
Insurance	(877)	(726)	(1,070)	(165)	(284)	(865)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	-	-	(400)
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,158)	(1,007)	(1,351)	(446)	(554)	(1,546)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (1,158)	$ (1,007)	$ (1,351)	$ (446)	$ (554)	$ (1,546)

Basic and Diluted (Loss) per Membership Interest	$ (0.12)	$ (0.11)	$ (0.12)	$ (0.04)	$ (0.04)	$ (0.15)
Weighted Average Membership Interests	10,000	9,125	11,500	10,000	13,000	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #APPLELISA	Series #98MANNING	Series #GIJOE	Series #BEATLES1	Series #SQUIG5847	Series #PACQUIAO
Expenses, gains, losses, interest and other investing income
Storage	$ (11)	$ (11)	$ (11)	$ (44)	$ -	$ (11)
Transportation	-	-	-	-	-	-
Insurance	(741)	(275)	(458)	(288)	-	(227)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	(547)	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,022)	(556)	(739)	(1,149)	(270)	(508)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (1,022)	$ (556)	$ (739)	$ (1,149)	$ (270)	$ (508)

Basic and Diluted (Loss) per Membership Interest	$ (0.10)	$ (0.28)	$ (0.15)	$ (0.19)	$ (0.04)	$ (0.25)
Weighted Average Membership Interests	10,000	2,000	5,000	6,000	6,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #83JOBS	Series #BATMAN181	Series #HOBBIT	Series #POPEYE	Series #PUNK5883	Series #HAMILTON1
Expenses, gains, losses, interest and other investing income
Storage	$(15)	$(11)	$(72)	$(11)	$-	$(27)
Transportation	(666)	-	(16)	-	-	(216)
Insurance	(1,020)	(131)	(190)	(1,173)	-	(371)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(265)	(265)	(262)
Marketing Expense	(545)	(500)	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,516)	(912)	(548)	(1,449)	(265)	(876)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(2,516)	$(912)	$(548)	$(1,449)	$(265)	$(876)

Basic and Diluted (Loss) per Membership Interest	$(0.25)	$(0.18)	$(0.05)	$(0.13)	$(0.01)	$(0.18)
Weighted Average Membership Interests	10,000	5,000	10,000	11,000	40,000	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #OBIWAN	Series #SMB2	Series #GIANNIS2	Series #86BONDS	Series #IPADPROTO	Series #MOBYDICK
Expenses, gains, losses, interest and other investing income
Storage	$ (11)	$ (96)	$ (11)	$ (11)	$ (11)	$ (11)
Transportation	-	(881)	-	-	-	-
Insurance	(208)	(3,463)	(3,622)	(153)	(189)	(203)
Bookkeeping and Accounting Fees	(262)	(262)	(255)	(247)	(247)	(246)
Marketing Expense	(400)	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(881)	(4,702)	(3,888)	(411)	(447)	(460)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (881)	$ (4,702)	$ (3,888)	$ (411)	$ (447)	$ (460)

Basic and Diluted (Loss) per Membership Interest	$ (0.44)	$ (0.24)	$ (0.09)	$ (0.21)	$ (0.22)	$ (0.05)
Weighted Average Membership Interests	2,000	20,000	41,500	2,000	2,000	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #03SERENA	Series #BAYC4612	Series #18OSAKA	Series #05RODGERS	Series #IROBOT	Series #LEICAGOLD
Expenses, gains, losses, interest and other investing income
Storage	$ (38)	$ -	$ (10)	$ (10)	$ (10)	$ (80)
Transportation	-	-	-	-	-	(666)
Insurance	(825)	-	(173)	(543)	(90)	(337)
Bookkeeping and Accounting Fees	(246)	(245)	(241)	(241)	(241)	(241)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	(71)	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	(2,821)	-	-	-	-
Loss on Sale of Digital Assets	-	(1,179)	-	-	-	-
Investment Income/(Loss)	-	91,968	-	-	-	-
Income / (Loss) Before Income Taxes	(1,109)	87,652	(424)	(794)	(341)	(1,324)
Provision for Income Taxes	-	(31,861)	-	-	-	-
Net Income / (Loss)	$ (1,109)	$ 55,791	$ (424)	$ (794)	$ (341)	$ (1,324)

Basic and Diluted (Loss) per Membership Interest	$ (0.13)	$ 0.56	$ (0.16)	$ (0.11)	$ (0.34)	$ (0.33)
Weighted Average Membership Interests	8,500	100,000	2,600	7,000	1,000	4,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #FORTNITE	Series #IOMMI	Series #MARIO64	Series #GWTW	Series #NEWWORLD	Series #JAWA
Expenses, gains, losses, interest and other investing income
Storage	$ (27)	$ -	$ (43)	$ (10)	$ (10)	$ (10)
Transportation	(216)	-	(216)	-	-	-
Insurance	(200)	(144)	(1,000)	(101)	(91)	(334)
Bookkeeping and Accounting Fees	(241)	(237)	(237)	(217)	(217)	(217)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(684)	(381)	(1,496)	(328)	(318)	(561)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (684)	$ (381)	$ (1,496)	$ (328)	$ (318)	$ (561)

Basic and Diluted (Loss) per Membership Interest	$ (0.34)	$ (0.06)	$ (0.12)	$ (0.07)	$ (0.16)	$ (0.06)
Weighted Average Membership Interests	2,000	6,500	12,500	5,000	2,000	9,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #GWLETTER	Series #MARIOKART	Series #96KOBE2	Series #SHOWCASE4	Series #BAYC8827	Series #15COBB
Expenses, gains, losses, interest and other investing income
Storage	$ (10)	$ (10)	$ (42)	$ (10)	$ -	$ (10)
Transportation	-	(339)	(339)	-	-	-
Insurance	(278)	(616)	(2,042)	(174)	-	(649)
Bookkeeping and Accounting Fees	(217)	(217)	(216)	(216)	(215)	(201)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	(56)	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	(3,492)	-
Loss on Sale of Digital Assets	-	-	-	-	(1,179)	-
Investment Income/(Loss)	-	-	-	-	92,649	-
Income / (Loss) Before Income Taxes	(505)	(1,182)	(2,639)	(400)	87,707	(860)
Provision for Income Taxes	-	-	-	-	(31,881)	-
Net Income / (Loss)	$ (505)	$ (1,182)	$ (2,639)	$ (400)	$ 55,825	$ (860)

Basic and Diluted (Loss) per Membership Interest	$ (0.07)	$ (0.24)	$ (0.12)	$ (0.04)	$ 0.68	$ (0.12)
Weighted Average Membership Interests	7,500	5,000	22,500	11,000	82,000	7,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #BRADBURY	Series #MACALLAN2	Series #BEATLES2	Series #92TIGER	Series #DOOD6921	Series #HIRST1
Expenses, gains, losses, interest and other investing income
Storage	$ (10)	$ -	$ (38)	$ (10)	$ -	$ (103)
Transportation	-	-	(8)	-	-	-
Insurance	(96)	(183)	(236)	(532)	-	-
Bookkeeping and Accounting Fees	(201)	(201)	(201)	(201)	(201)	(201)
Marketing Expense	-	-	-	-	-	(477)
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	(8)	(10)
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(307)	(384)	(483)	(743)	(208)	(791)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (307)	$ (384)	$ (483)	$ (743)	$ (208)	$ (791)

Basic and Diluted (Loss) per Membership Interest	$ (0.15)	$ (0.08)	$ (0.19)	$ (0.07)	$ (0.02)	$ (0.16)
Weighted Average Membership Interests	2,000	5,000	2,500	10,000	11,000	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #GRIFFEY2	Series #SKYWALKER	Series #85GPK2	Series #19HAALAND	Series #MEGALODON	Series #KELLER
Expenses, gains, losses, interest and other investing income
Storage	$ (38)	$ (10)	$ (10)	$ (38)	$ (1,750)	$ (9)
Transportation	-	-	-	-	-	-
Insurance	(188)	(193)	(247)	(287)	(1,550)	(81)
Bookkeeping and Accounting Fees	(195)	(195)	(195)	(195)	(194)	(188)
Marketing Expense	-	(400)	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(421)	(798)	(452)	(520)	(3,494)	(278)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (421)	$ (798)	$ (452)	$ (520)	$ (3,494)	$ (278)

Basic and Diluted (Loss) per Membership Interest	$ (0.21)	$ (0.16)	$ (0.09)	$ (0.10)	$ (0.12)	$ (0.09)
Weighted Average Membership Interests	2,000	5,000	5,000	5,000	30,000	3,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #GODFATHER	Series #MAYC5750	Series #SUPREMEPB	Series #MJTICKET	Series #COOLCAT	Series #BLASTOISE
Expenses, gains, losses, interest and other investing income
Storage	$ (47)	$ -	$ (8)	$ (8)	$ (8)	$ (8)
Transportation	(31)	-	-	-	-	-
Insurance	(73)	-	(334)	(795)	(33)	(1,119)
Bookkeeping and Accounting Fees	(188)	(179)	(136)	(136)	(108)	(108)
Marketing Expense	(333)	-	(545)	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	(43)	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	(3,127)	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Investment Income/(Loss)	-	6,111	-	-	-	-
Income / (Loss) Before Income Taxes	(672)	2,762	(1,023)	(939)	(149)	(1,235)
Provision for Income Taxes	-	(1,004)	-	-	-	-
Net Income / (Loss)	$ (672)	$ 1,758	$ (1,023)	$ (939)	$ (149)	$ (1,235)

Basic and Diluted (Loss) per Membership Interest	$ (0.67)	$ 0.18	$ (0.10)	$ (0.05)	$ (0.04)	$ (0.02)
Weighted Average Membership Interests	1,000	10,000	10,000	20,000	4,000	50,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #MACALLAN3	Series #SUPERMAN6	Series #MOONPASS	Series #90FANTASY	Consolidated
Expenses, gains, losses, interest and other investing income
Storage	$ -	$ (6)	$ (6)	$ (4)	$ (38,994)
Transportation	-	-	-	-	(39,271)
Insurance	(50)	(59)	(41)	(84)	(240,292)
Bookkeeping and Accounting Fees	(108)	(103)	(91)	(60)	(78,837)
Marketing Expense	-	-	-	(667)	(31,135)
Banking Fees	-	-	-	-	(370)
Transaction Fee	-	-	-	-	(406)
Gain on Sale	-	-	-	-	1,630,556
Loss on Sale	-	-	-	-	(117,461)
Loss on Impairment	-	-	-	-	(601,580)
Loss on Sale of Digital Assets	-	-	-	-	(6,135)
Investment Income/(Loss)	-	-	-	-	503,555
Income / (Loss) Before Income Taxes	(158)	(168)	(138)	(815)	979,630
Provision for Income Taxes	-	-	-	-	(499,713)
Net Income / (Loss)	$ (158)	$ (168)	$ (138)	$ (815)	$ 479,917

Basic and Diluted (Loss) per Membership Interest	$ (0.04)	$ (0.06)	$ (0.11)	$ (0.27)
Weighted Average Membership Interests	4,100	3,000	1,300	3,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER	Series #TWOCITIES
Expenses, gains and losses
Storage	$(22)	$(24)	$(2)	$(24)	$(4)	$(9)
Transportation	-	-	-	-	-	-
Insurance	(1,192)	(619)	(158)	(454)	(239)	(152)
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,007)	(1,436)	(953)	(1,271)	(1,036)	(954)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(2,007)	$(1,436)	$(953)	$(1,271)	$(1,036)	$(954)

Basic and Diluted (Loss) per Membership Interest	$(2.01)	$(0.72)	$(0.48)	$(1.27)	$(0.35)	$(4.77)
Weighted Average Membership Interests	1,000	2,000	2,000	1,000	3,000	200

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX	Series #EINSTEIN	Series #HONUS
Expenses, gains and losses
Storage	$(9)	$(17)	$(1)	$(63)	$(73)	$(43)
Transportation	-	-	-	(199)	-	-
Insurance	(142)	(642)	(278)	(169)	(144)	(4,834)
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(944)	(1,452)	(1,072)	(1,224)	(1,010)	(5,670)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(944)	$(1,452)	$(1,072)	$(1,224)	$(1,010)	$(5,670)

Basic and Diluted (Loss) per Membership Interest	$(4.72)	$(1.45)	$(0.54)	$(1.22)	$(0.51)	$(0.57)
Weighted Average Membership Interests	200	1,000	2,000	1,000	2,000	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #75ALI	Series #APROAK	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH
Expenses, gains and losses
Storage	$(24)	$-	$-	$(13)	$(46)
Transportation	-	(31)	-	-	-
Insurance	(539)	(340)	(313)	(595)	(821)
Bookkeeping and Accounting Fees	(793)	(590)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-
Banking Fees	-	-	-	-	-
Gain on Sale	-	37,500	-	-	-
Loss on Sale	-	-	-	-	-
Loss on Impairment	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,356)	36,539	(1,106)	(1,401)	(1,660)
Provision for Income Taxes	-	(7,264)	-	-	-
Net Income / (Loss)	$(1,356)	$29,275	$(1,106)	$(1,401)	$(1,660)

Basic and Diluted (Loss) per Membership Interest	$(1.36)	$29.27	$(0.55)	$(0.70)	$(0.83)
Weighted Average Membership Interests	1,000	1,000	2,000	2,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #SPIDER1	Series #BATMAN3	Series #ULYSSES	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL
Expenses, gains and losses
Storage	$(8)	$(9)	$(9)	$(9)	$(24)	$(8)
Transportation	-	-	-	-	-	-
Insurance	(160)	(257)	(163)	(154)	(231)	(152)
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(961)	(1,059)	(965)	(956)	(1,048)	(953)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(961)	$(1,059)	$(965)	$(956)	$(1,048)	$(953)

Basic and Diluted (Loss) per Membership Interest	$(0.96)	$(1.06)	$(1.93)	$(0.96)	$(0.10)	$(1.91)
Weighted Average Membership Interests	1,000	1,000	500	1,000	10,000	500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #18ZION	Series #SNOOPY	Series #APOLLO11	Series #24RUTHBAT	Series #YOKO
Expenses, gains and losses
Storage	$(24)	$(1)	$(24)	$(41)	$(9)
Transportation	-	-	-	-	-
Insurance	(252)	(226)	(407)	(2,479)	(146)
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-
Banking Fees	-	-	-	-	-
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Loss on Impairment	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,069)	(1,020)	(1,224)	(3,313)	(948)
Provision for Income Taxes	-	-	-	-	-
Net Income / (Loss)	$(1,069)	$(1,020)	$(1,224)	$(3,313)	$(948)

Basic and Diluted (Loss) per Membership Interest	$(2.14)	$(0.51)	$(1.22)	$(1.10)	$(4.74)
Weighted Average Membership Interests	500	2,000	1,000	3,000	200

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO	Series #55CLEMENTE
Expenses, gains and losses
Storage	$(4)	$(101)	$(56)	$(24)	$(25)
Transportation	-	(129)	(124)	-	-
Insurance	(168)	(379)	(1,349)	(313)	(463)
Bookkeeping and Accounting Fees	(622)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-
Banking Fees	-	-	-	-	-
Gain on Sale	28,994	-	-	-	-
Loss on Sale	-	-	-	-	-
Loss on Impairment	-	-	-	-	-
Income / (Loss) Before Income Taxes	28,200	(1,402)	(2,322)	(1,130)	(1,281)
Provision for Income Taxes	(5,753)	-	-	-	-
Net Income / (Loss)	$22,447	$(1,402)	$(2,322)	$(1,130)	$(1,281)

Basic and Diluted (Loss) per Membership Interest	$11.22	$(0.70)	$(1.16)	$(1.13)	$(1.28)
Weighted Average Membership Interests	2,000	2,000	2,000	1,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21	Series #BATMAN1	Series #BIRKINTAN
Expenses, gains and losses
Storage	$(8)	$(8)	$(8)	$(8)	$(50)	$(12)
Transportation	-	-	-	-	-	-
Insurance	(173)	(145)	(190)	(137)	(246)	(360)
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(974)	(946)	(991)	(938)	(1,089)	(1,165)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(974)	$(946)	$(991)	$(938)	$(1,089)	$(1,165)

Basic and Diluted (Loss) per Membership Interest	$(0.97)	$(1.89)	$(0.99)	$(0.11)	$(1.09)	$(1.17)
Weighted Average Membership Interests	1,000	500	1,000	8,500	1,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #GMTBLACK1	Series #61JFK	Series #POKEMON1	Series #LINCOLN	Series #STARWARS1
Expenses, gains and losses
Storage	$(2)	$(9)	$(68)	$(8)	$(12)
Transportation	-	-	-	-	-
Insurance	(254)	(153)	(1,551)	(238)	(142)
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-
Banking Fees	-	-	-	-	-
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Loss on Impairment	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,049)	(955)	(2,412)	(1,039)	(947)
Provision for Income Taxes	-	-	-	-	-
Net Income / (Loss)	$(1,049)	$(955)	$(2,412)	$(1,039)	$(947)

Basic and Diluted (Loss) per Membership Interest	$(1.05)	$(0.48)	$(0.48)	$(0.26)	$(0.08)
Weighted Average Membership Interests	1,000	2,000	5,000	4,000	12,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #68MAYS	Series #56TEDWILL	Series #TMNT1	Series #CAPTAIN3	Series #51MANTLE	Series #CHURCHILL
Expenses, gains and losses
Storage	$(24)	$(24)	$(5)	$(9)	$(25)	$(8)
Transportation	-	-	-	-	-	-
Insurance	(426)	(878)	(45)	(187)	(402)	(136)
Bookkeeping and Accounting Fees	(793)	(793)	(520)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	41,000	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,243)	(1,695)	40,430	(989)	(1,220)	(937)
Provision for Income Taxes	-	-	(8,405)	-	-	-
Net Income / (Loss)	$(1,243)	$(1,695)	$32,025	$(989)	$(1,220)	$(937)

Basic and Diluted (Loss) per Membership Interest	$(0.62)	$(0.85)	$32.03	$(0.99)	$(0.61)	$(0.12)
Weighted Average Membership Interests	2,000	2,000	1,000	1,000	2,000	7,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #SHKSPR4	Series #03KOBE	Series #03LEBRON	Series #03JORDAN	Series #39TEDWILL	Series #94JETER
Expenses, gains and losses
Storage	$(9)	$(24)	$(24)	$(24)	$(24)	$(16)
Transportation	-	-	-	-	-	-
Insurance	(310)	(539)	(360)	(435)	(386)	(492)
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)	(793)
Marketing Expense	-	(84)	(84)	(84)	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,112)	(1,440)	(1,261)	(1,336)	(1,203)	(1,301)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(1,112)	$(1,440)	$(1,261)	$(1,336)	$(1,203)	$(1,301)

Basic and Diluted (Loss) per Membership Interest	$(1.11)	$(0.23)	$(0.63)	$(0.67)	$(0.21)	$(1.31)
Weighted Average Membership Interests	1,000	6,250	2,000	2,000	5,600	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #2020TOPPS	Series #FANFOUR1	Series #85MARIO	Series #TOS39	Series #DAREDEV1	Series #05LATOUR
Expenses, gains and losses
Storage	$(24)	$(3)	$(17)	$(8)	$(32)	$-
Transportation	-	-	-	-	-	-
Insurance	(1,047)	(76)	(889)	(337)	(92)	(37)
Bookkeeping and Accounting Fees	(793)	(543)	(646)	(793)	(631)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	25,937	1,860,000	-	12,580	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,864)	25,315	1,858,448	(1,138)	11,827	(830)
Provision for Income Taxes	-	(5,216)	(390,081)	-	(2,461)	-
Net Income / (Loss)	$(1,864)	$20,099	$1,468,367	$(1,138)	$9,366	$(830)

Basic and Diluted (Loss) per Membership Interest	$(0.19)	$10.05	$489.46	$(0.38)	$0.81	$(0.83)
Weighted Average Membership Interests	10,000	2,000	3,000	3,000	11,500	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #16SCREAG	Series #14DRC	Series #86RICE	Series #57MANTLE	Series #FAUBOURG	Series #SOBLACK
Expenses, gains and losses
Storage	$-	$-	$(22)	$(24)	$(56)	$(56)
Transportation	-	-	-	-	(124)	(124)
Insurance	(158)	(227)	(313)	(200)	(1,208)	(595)
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(951)	(1,020)	(1,128)	(1,017)	(2,181)	(1,568)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(951)	$(1,020)	$(1,128)	$(1,017)	$(2,181)	$(1,568)

Basic and Diluted (Loss) per Membership Interest	$(0.95)	$(1.02)	$(0.05)	$(0.13)	$(1.09)	$(1.57)
Weighted Average Membership Interests	1,000	1,000	23,000	8,000	2,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #GATSBY	Series #93DAYTONA	Series #09TROUT	Series #57STARR	Series #AF15	Series #03KOBE2
Expenses, gains and losses
Storage	$(12)	$(43)	$(24)	$(24)	$(3)	$(24)
Transportation	-	(36)	-	-	-	-
Insurance	(452)	(65)	(2,244)	(200)	(143)	(322)
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(520)	(793)
Marketing Expense	-	-	-	-	-	(84)
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	51,000	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,257)	(937)	(3,061)	(1,017)	50,334	(1,223)
Provision for Income Taxes	-	-	-	-	(10,518)	-
Net Income / (Loss)	$(1,257)	$(937)	$(3,061)	$(1,017)	$39,816	$(1,223)

Basic and Diluted (Loss) per Membership Interest	$(0.31)	$(0.47)	$(0.27)	$(0.13)	$4.98	$(0.21)
Weighted Average Membership Interests	4,000	2,000	11,250	8,000	8,000	5,750

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #JOBSMAC	Series #16PETRUS	Series #ALICE	Series #SPIDER10	Series #62MANTLE	Series #BATMAN6
Expenses, gains and losses
Storage	$(90)	$-	$(8)	$(9)	$(24)	$(8)
Transportation	-	-	-	-	-	-
Insurance	(454)	(189)	(141)	(156)	(1,368)	(166)
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,337)	(982)	(942)	(958)	(2,185)	(967)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(1,337)	$(982)	$(942)	$(958)	$(2,185)	$(967)

Basic and Diluted (Loss) per Membership Interest	$(0.27)	$(0.11)	$(0.08)	$(0.23)	$(0.36)	$(0.48)
Weighted Average Membership Interests	5,000	9,000	12,000	4,200	6,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #CLEMENTE2	Series #SUPER14	Series #79STELLA	Series #TKAM	Series #DIMAGGIO2	Series #13BEAUX
Expenses, gains and losses
Storage	$(24)	$(4)	$(38)	$(8)	$(1)	$-
Transportation	-	-	(378)	-	-	-
Insurance	(690)	(218)	(289)	(175)	(166)	(108)
Bookkeeping and Accounting Fees	(793)	(640)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	36,000	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,507)	35,138	(1,498)	(976)	(960)	(901)
Provision for Income Taxes	-	(7,353)	-	-	-	-
Net Income / (Loss)	$(1,507)	$27,785	$(1,498)	$(976)	$(960)	$(901)

Basic and Diluted (Loss) per Membership Interest	$(0.75)	$5.34	$(0.11)	$(0.49)	$(0.48)	$(0.18)
Weighted Average Membership Interests	2,000	5,200	13,800	2,000	2,000	5,100

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #ANMLFARM	Series #NASA1	Series #00BRADY	Series #85NES	Series #JUSTICE1
Expenses, gains and losses
Storage	$(8)	$(25)	$(25)	$(4)	$(8)
Transportation	-	-	-	-	-
Insurance	(140)	(2,479)	(455)	(369)	(461)
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)
Marketing Expense	-	-	-	-	-
Banking Fees	-	-	-	-	-
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Loss on Impairment	-	-	-	-	-
Income / (Loss) Before Income Taxes	(941)	(3,297)	(1,273)	(1,166)	(1,262)
Provision for Income Taxes	-	-	-	-	-
Net Income / (Loss)	$(941)	$(3,297)	$(1,273)	$(1,166)	$(1,262)

Basic and Diluted (Loss) per Membership Interest	$(0.94)	$(0.33)	$(0.34)	$(0.15)	$(0.25)
Weighted Average Membership Interests	1,000	10,000	3,750	8,000	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #69KAREEM	Series #59JFK	Series #04LEBRON	Series #85JORDAN	Series #GOLDENEYE	Series #MOONSHOE
Expenses, gains and losses
Storage	$(24)	$(23)	$(24)	$(62)	$(8)	$(37)
Transportation	-	-	-	-	-	-
Insurance	(343)	(165)	(539)	(2,385)	(339)	(1,537)
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)	(793)
Marketing Expense	(84)	-	(84)	(84)	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,244)	(981)	(1,440)	(3,324)	(1,140)	(2,367)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(1,244)	$(981)	$(1,440)	$(3,324)	$(1,140)	$(2,367)

Basic and Diluted (Loss) per Membership Interest	$(0.50)	$(0.49)	$(0.29)	$(0.33)	$(0.23)	$(0.13)
Weighted Average Membership Interests	2,500	2,000	5,000	10,000	5,000	18,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #03LEBRON2	Series #GRAPES	Series #34GEHRIG	Series #98KANGA	Series #06BRM	Series #DUNE
Expenses, gains and losses
Storage	$(24)	$(9)	$(24)	$(25)	$-	$(8)
Transportation	-	-	-	-	-	-
Insurance	(973)	(179)	(404)	(1,537)	(78)	(143)
Bookkeeping and Accounting Fees	(793)	(793)	(793)	(793)	(793)	(793)
Marketing Expense	(84)	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,874)	(981)	(1,221)	(2,355)	(871)	(944)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(1,874)	$(981)	$(1,221)	$(2,355)	$(871)	$(944)

Basic and Diluted (Loss) per Membership Interest	$(0.37)	$(0.49)	$(0.24)	$(0.11)	$(0.47)	$(0.94)
Weighted Average Membership Interests	5,000	2,000	5,000	21,250	1,850	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #86FLEER	Series #WILDGUN	Series #58PELE2	Series #13GIANNIS	Series #AVENGERS1
Expenses, gains and losses
Storage	$(25)	$(4)	$(160)	$(21)	$(68)
Transportation	-	-	-	-	-
Insurance	(1,503)	(350)	(33)	(343)	(693)
Bookkeeping and Accounting Fees	(793)	(793)	(200)	(755)	(572)
Marketing Expense	(84)	-	-	(84)	-
Banking Fees	-	-	-	-	-
Gain on Sale	-	-	39,200	-	75,000
Loss on Sale	-	-	-	-	-
Loss on Impairment	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,405)	(1,147)	38,807	(1,203)	73,667
Provision for Income Taxes	-	-	(8,102)	-	(15,610)
Net Income / (Loss)	$(2,405)	$(1,147)	$30,705	$(1,203)	$58,057

Basic and Diluted (Loss) per Membership Interest	$(0.15)	$(0.29)	$5.72	$(0.24)	$11.61
Weighted Average Membership Interests	16,500	4,000	5,300	5,000	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #04MESSI	Series #AVENGE57	Series #03TACHE	Series #99TMB2	Series #PUNCHOUT	Series #BULLSRING
Expenses, gains and losses
Storage	$(22)	$(8)	$-	$(24)	$22)	$-
Transportation	-	-	-	-	-	-
Insurance	(735)	(168)	(483)	(684)	(985)	(2,903)
Bookkeeping and Accounting Fees	(755)	(755)	(755)	(755)	(755)	(755)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,512)	(931)	(1,238)	(1,463)	(1,762)	(3,658)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(1,512)	$(931)	$(1,238)	$(1,463)	$(1,762)	$(3,658)

Basic and Diluted (Loss) per Membership Interest	$(0.17)	$(0.05)	$(0.08)	$(0.15)	$(0.18)	$(0.12)
Weighted Average Membership Interests	9,000	20,000	15,600	10,000	10,000	30,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #70AARON	Series #96CHARZRD	Series #01TIGER	Series #ICECLIMB	Series #09COBB	Series #51HOWE
Expenses, gains and losses
Storage	$(24)	$(21)	$(22)	$(2)	$(22)	$(22)
Transportation	-	-	-	-	-	-
Insurance	(306)	(720)	(310)	(886)	(430)	(545)
Bookkeeping and Accounting Fees	(755)	(755)	(755)	(755)	(735)	(735)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,085)	(1,496)	(1,087)	(1,643)	(1,187)	(1,302)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(1,085)	$(1,496)	$(1,087)	$(1,643)	$(1,187)	$(1,302)

Basic and Diluted (Loss) per Membership Interest	$(0.18)	$(0.23)	$(0.59)	$(0.16)	$(0.15)	$(0.26)
Weighted Average Membership Interests	6,000	6,500	1,850	10,000	8,000	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #96JORDAN2	Series #JUNGLEBOX	Series #59FLASH	Series #FOSSILBOX	Series #THOR	Series #POKEBLUE
Expenses, gains and losses
Storage	$(114)	$(3)	$(8)	$(22)	$(4)	$(2)
Transportation	-	-	-	-	-	-
Insurance	(599)	(424)	(237)	(298)	(224)	(327)
Bookkeeping and Accounting Fees	(735)	(735)	(716)	(716)	(539)	(710)
Marketing Expense	(84)	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	66,000	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,532)	(1,162)	(961)	(1,036)	65,233	(1,039)
Provision for Income Taxes	-	-	-	-	(13,721)	-
Net Income / (Loss)	$(1,532)	$(1,162)	$(961)	$(1,036)	$51,512	$(1,039)

Basic and Diluted (Loss) per Membership Interest	$(0.14)	$(0.17)	$(0.10)	$(0.25)	$4.79	$(0.43)
Weighted Average Membership Interests	10,800	6,900	10,000	4,200	10,750	2,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #98GTA	Series #PICNIC	Series #DOMINOS	Series #58PELE	Series #09CURRY	Series #84JORDAN
Expenses, gains and losses
Storage	$(2)	$(12)	$(1)	$(20)	$(19)	$(24)
Transportation	-	-	-	-	-	-
Insurance	(248)	(782)	(83)	(3,232)	(333)	(3,227)
Bookkeeping and Accounting Fees	(710)	(710)	(710)	(706)	(690)	(690)
Marketing Expense	-	-	-	-	(84)	(84)
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(960)	(1,504)	(794)	(3,958)	(1,126)	(4,025)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(960)	$(1,504)	$(794)	$(3,958)	$(1,126)	$(4,025)

Basic and Diluted (Loss) per Membership Interest	$(0.30)	$(0.75)	$(0.40)	$(0.13)	$(0.45)	$(0.27)
Weighted Average Membership Interests	3,150	2,000	2,000	31,500	2,500	15,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #09BEAUX	Series #KEROUAC	Series #96JORDAN	Series #FEDERAL	Series #62BOND	Series #71TOPPS
Expenses, gains and losses
Storage	$-	$(7)	$(59)	$(8)	$(7)	$(53)
Transportation	-	-	-	-	-	-
Insurance	(199)	(329)	(526)	(376)	(257)	(690)
Bookkeeping and Accounting Fees	(690)	(672)	(672)	(672)	(672)	(636)
Marketing Expense	-	-	(84)	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(889)	(1,008)	(1,341)	(1,056)	(936)	(1,379)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(889)	$(1,008)	$(1,341)	$(1,056)	$(936)	$(1,379)

Basic and Diluted (Loss) per Membership Interest	$(0.13)	$(0.21)	$(0.11)	$(0.11)	$(0.06)	$(0.08)
Weighted Average Membership Interests	6,800	4,900	12,000	10,000	15,500	17,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #DEATON	Series #98ZELDA	Series #03JORDAN2	Series #WOLVERINE	Series #91JORDAN	Series #79GRETZKY
Expenses, gains and losses
Storage	$(2,108)	$(42)	$(21)	$(31)	$(59)	$(42)
Transportation	-	-	-	-	-	-
Insurance	(1,485)	(296)	(452)	(117)	(757)	(7,147)
Bookkeeping and Accounting Fees	(636)	(636)	(618)	(451)	(611)	(608)
Marketing Expense	-	-	-	-	(84)	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	14,967	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(4,229)	(974)	(1,091)	14,368	(1,511)	(7,797)
Provision for Income Taxes	-	-	-	(3,030)	-	-
Net Income / (Loss)	$(4,229)	$(974)	$(1,091)	$11,338	$(1,511)	$(7,797)

Basic and Diluted (Loss) per Membership Interest	$(0.37)	$(0.19)	$(0.11)	$2.27	$(0.15)	$(0.39)
Weighted Average Membership Interests	11,400	5,000	10,000	5,000	10,000	20,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #17DUJAC	Series #FAUBOURG2	Series #MOSASAUR	Series #92JORDAN	Series #14KOBE	Series #03LEBRON3
Expenses, gains and losses
Storage	$-	$(55)	$(1,887)	$(18)	$(28)	$(42)
Transportation	-	(124)	-	-	-	-
Insurance	(142)	(1,480)	(180)	(478)	(770)	(2,089)
Bookkeeping and Accounting Fees	(571)	(571)	(548)	(548)	(548)	(548)
Marketing Expense	-	-	-	(84)	(84)	(84)
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(713)	(2,230)	(2,615)	(1,128)	(1,430)	(2,763)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(713)	$(2,230)	$(2,615)	$(1,128)	$(1,430)	$(2,763)

Basic and Diluted (Loss) per Membership Interest	$(0.22)	$(0.20)	$(0.44)	$(0.16)	$(0.15)	$(0.28)
Weighted Average Membership Interests	3,250	11,000	6,000	7,000	9,750	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #95TOPSUN	Series #09TROUT2	Series #59BOND	Series #OPEECHEE	Series #ROCKETBOX	Series #94JORDAN
Expenses, gains and losses
Storage	$(18)	$(14)	$(18)	$(18)	$(18)	$(18)
Transportation	-	-	-	-	-	-
Insurance	(553)	(545)	(225)	(2,558)	(325)	(805)
Bookkeeping and Accounting Fees	(548)	(545)	(545)	(545)	(526)	(526)
Marketing Expense	-	-	-	-	-	(84)
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,119)	(1,104)	(788)	(3,121)	(869)	(1,433)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(1,119)	$(1,104)	$(788)	$(3,121)	$(869)	$(1,433)

Basic and Diluted (Loss) per Membership Interest	$(0.11)	$(0.10)	$(0.08)	$(0.31)	$(0.18)	$(0.14)
Weighted Average Membership Interests	10,000	11,200	10,250	10,000	4,750	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #18LUKA	Series #86DK3	Series #FANFOUR5	Series #16KOBE	Series #11BELAIR	Series #76PAYTON
Expenses, gains and losses
Storage	$(16)	$(38)	$(5)	$(20)	$-	$(16)
Transportation	-	-	-	-	-	-
Insurance	(282)	(310)	(205)	(7,161)	(97)	(563)
Bookkeeping and Accounting Fees	(477)	(353)	(477)	(477)	(477)	(477)
Marketing Expense	(84)	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	21,400	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(859)	20,699	(687)	(7,658)	(574)	(1,056)
Provision for Income Taxes	-	(4,386)	-	-	-	-
Net Income / (Loss)	$(859)	$16,313	$(687)	$(7,658)	$(574)	$(1,056)

Basic and Diluted (Loss) per Membership Interest	$(0.16)	$3.75	$(0.07)	$(0.08)	$(0.29)	$(0.11)
Weighted Average Membership Interests	5,300	4,350	10,000	100,000	2,000	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #17MAHOMES	Series #85MJPROMO	Series #96KOBE	Series #99CHARZRD	Series #68RYAN	Series #MARADONA
Expenses, gains and losses
Storage	$-	$(16)	$(16)	$(2)	$(16)	$(17)
Transportation	-	-	-	-	-	-
Insurance	(2,080)	(287)	(663)	(2,805)	(601)	(187)
Bookkeeping and Accounting Fees	(477)	(477)	(470)	(470)	(470)	(470)
Marketing Expense	-	(84)	(84)	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,557)	(864)	(1,233)	(3,277)	(1,087)	(674)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(2,557)	$(864)	$(1,233)	$(3,277)	$(1,087)	$(674)

Basic and Diluted (Loss) per Membership Interest	$(0.10)	$(0.25)	$(0.18)	$(0.09)	$(0.11)	$(0.34)
Weighted Average Membership Interests	25,000	3,500	7,000	35,000	10,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #POKEYELOW	Series #POKELUGIA	Series #XMEN1	Series #VANHALEN	Series #48JACKIE	Series #05MJLJ
Expenses, gains and losses
Storage	$(3)	$(16)	$-	$(102)	$(9)	$(12)
Transportation	-	-	-	-	-	-
Insurance	(497)	(910)	(163)	(203)	(3,408)	(710)
Bookkeeping and Accounting Fees	(453)	(453)	(220)	(447)	(447)	(193)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	110,000	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(953)	(1,379)	109,617	(752)	(3,864)	(915)
Provision for Income Taxes	-	-	(23,070)	-	-	-
Net Income / (Loss)	$(953)	$(1,379)	$86,547	$(752)	$(3,864)	$(915)

Basic and Diluted (Loss) per Membership Interest	$(0.09)	$(0.14)	$7.21	$(0.15)	$(0.21)	$(0.04)
Weighted Average Membership Interests	11,000	10,000	12,000	5,000	18,750	20,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #81MONTANA	Series #00MOUTON	Series #07DURANT	Series #56AARON	Series #85LEMIEUX	Series #87JORDAN
Expenses, gains and losses
Storage	$(16)	$-	$(13)	$(12)	$-	$-
Transportation	-	-	-	-	-	-
Insurance	(608)	(58)	(1,010)	(361)	(718)	(429)
Bookkeeping and Accounting Fees	(193)	(193)	(193)	(193)	(193)	(193)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(817)	(251)	(1,216)	(566)	(911)	(622)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(817)	$(251)	$(1,216)	$(566)	$(911)	$(622)

Basic and Diluted (Loss) per Membership Interest	$(0.08)	$(0.13)	$(0.14)	$(0.06)	$(0.05)	$(0.06)
Weighted Average Membership Interests	10,000	2,000	9,000	10,000	17,500	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #AC23	Series #APPLE1	Series #GWLOTTO	Series #GYMBOX	Series #HUCKFINN	Series #NEOBOX
Expenses, gains and losses
Storage	$(4)	$(88)	$(13)	$(2)	$(5)	$(12)
Transportation	-	-	-	-	-	-
Insurance	(88)	(3,785)	(91)	(182)	(81)	(403)
Bookkeeping and Accounting Fees	(193)	(193)	(193)	(193)	(193)	(193)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(285)	(4,066)	(297)	(377)	(279)	(608)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(285)	$(4,066)	$(297)	$(377)	$(279)	$(608)

Basic and Diluted (Loss) per Membership Interest	$(0.07)	$(0.12)	$(0.12)	$(0.13)	$(0.14)	$(0.06)
Weighted Average Membership Interests	4,000	33,000	2,500	3,000	2,000	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #NEWTON	Series #NICKLAUS1	Series #POKEMON2	Series #POKERED	Series #RIVIERA	Series #SMB3
Expenses, gains and losses
Storage	$(4)	$(12)	$(48)	$(24)	$-	$(28)
Transportation	-	-	-	-	-	-
Insurance	(606)	(353)	(3,318)	(323)	(205)	(221)
Bookkeeping and Accounting Fees	(193)	(193)	(193)	(193)	(193)	(193)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(803)	(558)	(3,559)	(540)	(398)	(442)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(803)	$(558)	$(3,559)	$(540)	$(398)	$(442)

Basic and Diluted (Loss) per Membership Interest	$(0.03)	$(0.14)	$(0.09)	$(0.05)	$(0.07)	$(0.09)
Weighted Average Membership Interests	30,000	4,000	41,500	10,000	6,000	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #WALDEN	Series #WZRDOFOZ	Series #60ALI	Series #TORNEK	Series #DIMAGGIO3	Series #POKEMON3
Expenses, gains and losses
Storage	$(5)	$(9)	$-	$(42)	$(13)	$(9)
Transportation	-	-	-	-	-	-
Insurance	(79)	(189)	(1,636)	(1,497)	(4,338)	(191)
Bookkeeping and Accounting Fees	(193)	(193)	(178)	(178)	(178)	(178)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(277)	(391)	(1,814)	(1,717)	(4,529)	(378)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(277)	$(391)	$(1,814)	$(1,717)	$(4,529)	$(378)

Basic and Diluted (Loss) per Membership Interest	$(0.14)	$(0.07)	$(0.08)	$(0.05)	$(0.20)	$(0.08)
Weighted Average Membership Interests	2,000	6,000	23,500	33,000	22,500	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #58PELE3	Series #09CURRY2	Series #85ERVING	Series #LJKOBE	Series #80ALI	Series #BATMAN2
Expenses, gains and losses
Storage	$(12)	$(12)	$(12)	$(91)	$(16)	$(4)
Transportation	-	-	-	-	-	-
Insurance	(1,592)	(3,925)	(175)	(1,032)	(497)	(156)
Bookkeeping and Accounting Fees	(162)	(162)	(162)	(118)	(162)	(162)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	58,701	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,766)	(4,099)	(349)	57,460	(675)	(322)
Provision for Income Taxes	-	-	-	(12,129)	-	-
Net Income / (Loss)	$(1,766)	$(4,099)	$(349)	$45,331	$(675)	$(322)

Basic and Diluted (Loss) per Membership Interest	$(0.16)	$(0.20)	$(0.03)	$2.52	$(0.07)	$(0.04)
Weighted Average Membership Interests	11,250	21,000	10,000	18,000	10,000	8,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #FLASH123	Series #99MJRETRO	Series #85GPK	Series #IPOD	Series #HGWELLS	Series #85JORDAN2
Expenses, gains and losses
Storage	$(3)	$-	$(64)	$(89)	$(3)	$(13)
Transportation	-	-	-	-	-	-
Insurance	(81)	(376)	(145)	(176)	(76)	(2,209)
Bookkeeping and Accounting Fees	(162)	(162)	(162)	(162)	(156)	(156)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(246)	(538)	(371)	(427)	(235)	(2,378)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(246)	$(538)	$(371)	$(427)	$(235)	$(2,378)

Basic and Diluted (Loss) per Membership Interest	$(0.07)	$(0.05)	$(0.37)	$(0.09)	$(0.03)	$(0.12)
Weighted Average Membership Interests	3,625	10,000	1,000	5,000	7,500	20,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #66ORR	Series #CONGRESS	Series #GRIFFEYJR	Series #01HALO	Series #87ZELDA	Series #EINSTEIN2
Expenses, gains and losses
Storage	$(10)	$(4)	$-	$(23)	$(37)	$(3)
Transportation	-	-	-	-	-	-
Insurance	(874)	(210)	(287)	(147)	(752)	(137)
Bookkeeping and Accounting Fees	(148)	(148)	(148)	(148)	(148)	(148)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,032)	(362)	(435)	(318)	(937)	(288)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(1,032)	$(362)	$(435)	$(318)	$(937)	$(288)

Basic and Diluted (Loss) per Membership Interest	$(0.10)	$(0.07)	$(0.17)	$(0.13)	$(0.09)	$(0.06)
Weighted Average Membership Interests	10,000	5,000	2,500	2,500	10,000	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #SANTANA	Series #01TIGER2	Series #86JORDAN2	Series #TOPPSTRIO	Series #81BIRD	Series #97KOBE
Expenses, gains and losses
Storage	$(10)	$(66)	$-	$(9)	$-	$-
Transportation	-	-	-	-	-	-
Insurance	(130)	(127)	(457)	(674)	(339)	(348)
Bookkeeping and Accounting Fees	(148)	(148)	(146)	(131)	(131)	(131)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(288)	(341)	(603)	(814)	(470)	(479)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(288)	$(341)	$(603)	$(814)	$(470)	$(479)

Basic and Diluted (Loss) per Membership Interest	$(0.02)	$(0.17)	$(0.06)	$(0.16)	$(0.09)	$(0.05)
Weighted Average Membership Interests	15,000	2,000	10,000	5,000	5,000	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #XMEN94	Series #09RBLEROY	Series #04MESSI2	Series #THEROCK	Series #XLXMEN1	Series #03LEBRON5
Expenses, gains and losses
Storage	$(3)	$-	$(65)	$-	$(4)	$-
Transportation	-	-	-	-	-	-
Insurance	(93)	(156)	(230)	(131)	(90)	(802)
Bookkeeping and Accounting Fees	(131)	(123)	(123)	(123)	(116)	(110)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(227)	(279)	(418)	(254)	(210)	(912)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(227)	$(279)	$(418)	$(254)	$(210)	$(912)

Basic and Diluted (Loss) per Membership Interest	$(0.02)	$(0.06)	$(0.08)	$(0.25)	$(0.03)	$(0.11)
Weighted Average Membership Interests	10,000	4,300	5,000	1,000	8,000	8,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #METEORITE	Series #SLASH	Series #00BRADY2	Series #89TMNT	Series #NESWWF	Series #PUNK9670
Expenses, gains and losses
Storage	$-	$-	$-	$(89)	$(31)	$-
Transportation	-	-	-	-	-	-
Insurance	(1,266)	(78)	(1,493)	(129)	(72)	-
Bookkeeping and Accounting Fees	(91)	(91)	(84)	(84)	(84)	(85)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,357)	(169)	(1,576)	(301)	(186)	(85)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(1,357)	$(169)	$(1,576)	$(301)	$(186)	$(85)

Basic and Diluted (Loss) per Membership Interest	$(0.08)	$(0.01)	$(0.05)	$(0.15)	$(0.03)	$(0.01)
Weighted Average Membership Interests	17,500	13,000	32,500	2,000	6,000	7,200

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #18ALLEN	Series #CASTLEII	Series #36OWENS	Series #BAYC601	Series #60MANTLE	Series #PUNK8103
Expenses, gains and losses
Storage	$-	$(29)	$(100)	$-	$(13)	$-
Transportation	-	-	-	-	-	-
Insurance	(187)	(71)	(112)	-	(6,985)	-
Bookkeeping and Accounting Fees	(79)	(79)	(79)	(79)	(70)	(70)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(266)	(179)	(291)	(79)	(7,068)	(70)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(266)	$(179)	$(291)	$(79)	$(7,068)	$(70)

Basic and Diluted (Loss) per Membership Interest	$(0.02)	$(0.09)	$(0.12)	$(0.00)	$(0.17)	$(0.00)
Weighted Average Membership Interests	12,000	2,000	2,500	16,500	42,500	60,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #GHOST1	Series #BROSGRIMM	Series #HENDERSON	Series #KIRBY	Series #20HERBERT	Series #03RONALDO
Expenses, gains and losses
Storage	$(2)	$(3)	$-	$(1)	$(10)	$-
Transportation	-	-	-	-	-	-
Insurance	(26)	(225)	(1,501)	(183)	(217)	(560)
Bookkeeping and Accounting Fees	(70)	(64)	(64)	(64)	(64)	(64)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(98)	(292)	(1,565)	(248)	(291)	(624)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(98)	$(292)	$(1,565)	$(248)	$(291)	$(624)

Basic and Diluted (Loss) per Membership Interest	$(0.05)	$(0.06)	$(0.06)	$(0.02)	$(0.03)	$(0.05)
Weighted Average Membership Interests	2,000	5,000	27,000	10,000	10,000	12,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #HONUS2	Series #MARX	Series #09HARDEN	Series #MEEB15511	Series #90BATMAN	Series #93JETER
Expenses, gains and losses
Storage	$-	$(2)	$-	$-	$(1)	$(12)
Transportation	-	-	-	-	-	-
Insurance	(314)	(179)	(140)	-	(180)	(259)
Bookkeeping and Accounting Fees	(64)	(56)	(56)	(56)	(56)	(50)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(378)	(237)	(196)	(56)	(237)	(321)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(378)	$(237)	$(196)	$(56)	$(237)	$(321)

Basic and Diluted (Loss) per Membership Interest	$(0.04)	$(0.03)	$(0.10)	$(0.00)	$(0.02)	$(0.32)
Weighted Average Membership Interests	10,000	8,000	2,000	15,000	10,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #SIMPSONS1	Series #SPIDER129	Series #NESDK3	Series #BAYC7359	Series #CURIO10	Series #WILDTHING
Expenses, gains and losses
Storage	$(1)	$(2)	$(1)	$-	$-	$(16)
Transportation	-	-	-	-	-	-
Insurance	(63)	(34)	(361)	-	-	(22)
Bookkeeping and Accounting Fees	(50)	(50)	(50)	(49)	(44)	(44)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	(20)	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(114)	(106)	(412)	(49)	(44)	(82)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(114)	$(106)	$(412)	$(49)	$(44)	$(82)

Basic and Diluted (Loss) per Membership Interest	$(0.06)	$(0.01)	$(0.02)	$(0.00)	$(0.00)	$(0.04)
Weighted Average Membership Interests	2,000	10,000	22,800	19,000	10,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #1776	Series #98JORDAN2	Series #MACALLAN1	Series #BAYC9159	Series #FANTASY7	Series #SURFER4
Expenses, gains and losses
Storage	$(2)	$(4)	$-	$-	$-	$-
Transportation	-	-	-	-	-	-
Insurance	(3,009)	(2,403)	(13)	-	(182)	(35)
Bookkeeping and Accounting Fees	(33)	(29)	(29)	(22)	(22)	(16)
Marketing Expense	-	-	(540)	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(3,044)	(2,436)	(582)	(22)	(204)	(51)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(3,044)	$(2,436)	$(582)	$(22)	$(204)	$(51)

Basic and Diluted (Loss) per Membership Interest	$(0.04)	$(0.15)	$(0.58)	$(0.00)	$(0.02)	$(0.01)
Weighted Average Membership Interests	80,000	16,500	1,000	39,000	10,000	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #OHTANI1	Series #OHTANI2	Series #WILT100	Series #PENGUIN	Series #KARUIZAWA	Series #KOMBAT
Expenses, gains and losses
Storage	$-	$-	$-	$-	$-	$-
Transportation	-	-	-	-	-	-
Insurance	(285)	(241)	(353)	(30)	(62)	(193)
Bookkeeping and Accounting Fees	(16)	(16)	(16)	(16)	(16)	(16)
Marketing Expense	-	-	-	-	(540)	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(301)	(257)	(369)	(46)	(618)	(209)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(301)	$(257)	$(369)	$(46)	$(618)	$(209)

Basic and Diluted (Loss) per Membership Interest	$(0.03)	$(0.03)	$(0.03)	$(0.00)	$(0.05)	$(0.02)
Weighted Average Membership Interests	10,000	9,125	11,500	10,000	13,000	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #APPLELISA	Series #98MANNING	Series #GIJOE	Series #BEATLES1	Series #SQUIG5847	Series #PACQUIAO
Expenses, gains and losses
Storage	$-	$-	$-	$(91)	$-	$-
Transportation	-	-	-	-	-	-
Insurance	(211)	(57)	(83)	(3)	-	(33)
Bookkeeping and Accounting Fees	(9)	(9)	(9)	(9)	(9)	(9)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(220)	(66)	(92)	(103)	(9)	(42)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$(220)	$(66)	$(92)	$(103)	$(9)	$(42)

Basic and Diluted (Loss) per Membership Interest	$(0.02)	$(0.03)	$(0.02)	$(0.02)	$(0.00)	$(0.02)
Weighted Average Membership Interests	10,000	2,000	5,000	6,000	6,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2021

	Series #83JOBS	Series #BATMAN181	Series #HOBBIT	Consolidated
Expenses, gains and losses
Storage	$-	$-	$-	$(60,793)
Transportation	-	-	-	(2,683)
Insurance	(300)	(21)	(29)	(219,900)
Bookkeeping and Accounting Fees	(9)	(9)	(9)	(133,759)
Marketing Expense	-	-	(292)	(60,330)
Banking Fees	-	-	-	(695)
Gain on Sale	-	-	-	2,593,771
Loss on Sale	-	-	-	(4,305)
Loss on Impairment	-	-	-	(402,420)
Income / (Loss) Before Income Taxes	(309)	(30)	(330)	1,708,886
Provision for Income Taxes	-	-	-	(517,097)
Net Income / (Loss)	$(309)	$(30)	$(330)	$1,191,789

Basic and Diluted (Loss) per Membership Interest	$(0.03)	$(0.01)	$(0.03)
Weighted Average Membership Interests	10,000	5,000	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER	Series #TWOCITIES
Balance January 1, 2021	$ 127,408	$ 54,502	$ 17,229	$ 36,813	$ 72,272	$ 13,794
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,049	1,034	824	1,003	1,424	755
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	(1,465)	-
Net Income / (Loss)	(2,007)	(1,436)	(953)	(1,271)	(1,036)	(954)
Balance December 31, 2021	$ 126,450	$ 54,100	$ 17,100	$ 36,545	$ 71,195	$ 13,595
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,943	894	443	723	1,448	397
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,933)	(884)	(991)	(713)	(1,438)	(387)
Balance December 31, 2022	$ 126,460	$ 54,110	$ 16,552	$ 36,555	$ 71,205	$ 13,605

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX	Series #EINSTEIN	Series #HONUS
Balance January 1, 2021	$ 11,961	$ 57,172	$ 30,976	$ 19,237	$ 13,032	$ 500,528
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	778	1,021	846	1,078	828	10,428
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(944)	(1,452)	(1,072)	(1,224)	(1,010)	(5,670)
Balance December 31, 2021	$ 11,795	$ 56,741	$ 30,750	$ 19,091	$ 12,850	$ 505,286
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	394	736	568	575	395	6,583
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(384)	(717)	(570)	(1,114)	(385)	(6,569)
Balance December 31, 2022	$ 11,805	$ 56,760	$ 30,748	$ 18,552	$ 12,860	$ 505,300

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #75ALI	Series #APROAK	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH
Balance January 1, 2021	$ 44,377	$ 74,306	$ 20,718	$ 50,490	$ 73,964
Distribution	-	(103,970)	-	-	-
Membership Contributions	-	-	-	-	-
Capital Contribution	1,982	405	1,391	2,114	2,690
Capital Contribution for shortfall at Offering close	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(1,356)	29,275	(1,106)	(1,401)	(1,660)
Balance December 31, 2021	$ 45,003	$ 16	$ 21,003	$ 51,203	$ 74,994
Distribution	-	-	(54,370)	-	-
Membership Contributions	-	-	-	-	-
Capital Contribution	818	-	544	870	1,373
Capital Contribution for shortfall at Offering close	-	-	-	-	-
Distribution to RSE Archive	-	(16)	-	-	-
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(808)	-	32,871	(860)	(1,354)
Balance December 31, 2022	$ 45,013	$ -	$ 48	$ 51,213	$ 75,013

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #SPIDER1	Series #BATMAN3	Series #ULYSSES	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL
Balance January 1, 2021	$ 20,898	$ 75,609	$ 24,415	$ 17,882	$ 9,924	$ 17,560
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,066	1,453	600	674	1,174	696
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(961)	(1,059)	(965)	(956)	(1,048)	(953)
Balance December 31, 2021	$ 21,003	$ 76,003	$ 24,050	$ 17,600	$ 10,050	$ 17,303
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	409	721	412	404	545	402
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(399)	(1,211)	(402)	(394)	(535)	(392)
Balance December 31, 2022	$ 21,013	$ 75,513	$ 24,060	$ 17,610	$ 10,060	$ 17,313

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #18ZION	Series #SNOOPY	Series #APOLLO11	Series #24RUTHBAT	Series #YOKO
Balance January 1, 2021	$ 14,254	$ 24,984	$ 31,280	$ 247,354	$ 14,557
Distribution	-	-	-	-	-
Membership Contributions	-	-	-	-	-
Capital Contribution	965	836	994	6,958	741
Capital Contribution for shortfall at Offering close	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(1,069)	(1,020)	(1,224)	(3,313)	(948)
Balance December 31, 2021	$ 14,150	$ 24,800	$ 31,050	$ 250,999	$ 14,350
Distribution	-	-	-	(268,517)	-
Membership Contributions	-	-	-	-	-
Capital Contribution	512	524	762	613	398
Capital Contribution for shortfall at Offering close	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(502)	(526)	(752)	16,905	(388)
Balance December 31, 2022	$ 14,160	$ 24,798	$ 31,060	$ -	$ 14,360

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO	Series #55CLEMENTE
Balance January 1, 2021	$ (109)	$ 86,984	$ 400	$ 129,349	$ 20,382	$ 36,208
Distribution	-	(110,520)	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	109	1,110	1,650	4,176	1,348	1,673
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	-	22,447	(1,402)	(2,322)	(1,130)	(1,281)
Balance December 31, 2021	$ -	$ 21	$ 648	$ 131,203	$ 20,600	$ 36,600
Distribution		-	(60,600)	-	-	-
Membership Contributions		-	-	-	-	-
Capital Contribution		-	60,646	1,655	575	732
Capital Contribution for shortfall at Offering close		-	-	-	-	-
Distribution to RSE Archive		(21)	-	-	-	-
Distribution to Series		-	-	-	-	-
Net Income / (Loss)		-	-	(2,045)	(1,111)	(722)
Balance December 31, 2022		$ -	$ 694	$ 130,813	$ 20,064	$ 36,610

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21	Series #BATMAN1	Series #BIRKINTAN
Balance January 1, 2021	$ 28,053	$ 11,767	$ 37,413	$ 7,279	$ 68,786	$ 25,522
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,085	993	1,142	959	1,296	1,344
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(974)	(946)	(991)	(938)	(1,089)	(1,165)
Balance December 31, 2021	$ 28,163	$ 11,813	$ 37,563	$ 7,300	$ 68,992	$ 25,700
Distribution	-	-	-	-	(97,421)	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	419	396	433	389	473	624
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(886)	(386)	(824)	(379)	27,463	(614)
Balance December 31, 2022	$ 27,696	$ 11,823	$ 37,173	$ 7,310	$ (493)	$ 25,710

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #GMTBLACK1	Series #61JFK	Series #POKEMON1	Series #50JACKIE	Series #LINCOLN	Series #STARWARS1
Balance January 1, 2021	$ 25,340	$ 16,648	$ 117,684	$ 61	$ 64,492	$ 10,249
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,343	991	3,216	-	1,181	963
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,049)	(955)	(2,412)	-	(1,039)	(947)
Balance December 31, 2021	$ 25,634	$ 16,684	$ 118,488	$ 61	$ 64,634	$ 10,265
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	524	403	1,583	-	1,891	629
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	(61)	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(526)	(393)	(1,527)	-	(1,381)	(616)
Balance December 31, 2022	$ 25,632	$ 16,694	$ 118,544	$ -	$ 65,144	$ 10,278

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #68MAYS	Series #56TEDWILL	Series #TMNT1	Series #CAPTAIN3	Series #51MANTLE	Series #CHURCHILL
Balance January 1, 2021	$ 32,322	$ 80,025	$ 59,265	$ 35,494	$ 29,838	$ 6,800
Distribution	-	-	(91,990)	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,441	2,191	705	1,095	1,402	958
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,243)	(1,695)	32,025	(989)	(1,220)	(937)
Balance December 31, 2021	$ 32,520	$ 80,520	$ 5	$ 35,600	$ 30,020	$ 6,820
Distribution	-	-	-	-	(58,314)	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	693	1,164	-	413	248	1,058
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	(5)	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(683)	(1,154)	-	(403)	28,045	(1,048)
Balance December 31, 2022	$ 32,530	$ 80,530	$ -	$ 35,610	$ -	$ 6,830

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #SHKSPR4	Series #03KOBE	Series #03LEBRON	Series #03JORDAN	Series #39TEDWILL	Series #94JETER
Balance January 1, 2021	$ 105,146	$ 44,211	$ 25,365	$ 33,316	$ 28,204	$ 39,239
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,466	1,606	1,332	1,456	1,349	1,522
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,112)	(1,440)	(1,261)	(1,336)	(1,203)	(1,301)
Balance December 31, 2021	$ 105,500	$ 44,377	$ 25,436	$ 33,436	$ 28,350	$ 39,460
Distribution	-	-	(50,325)	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,203	811	113	703	651	762
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,193)	(801)	24,692	(693)	(641)	(752)
Balance December 31, 2022	$ 105,510	$ 44,386	$ (84)	$ 33,446	$ 28,360	$ 39,470

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #2020TOPPS	Series #FANFOUR1	Series #85MARIO	Series #TOS39	Series #DAREDEV1	Series #05LATOUR
Balance January 1, 2021	$ 97,696	$ 100,217	$ 139,653	$ 120,289	$ 9,801	$ 7,844
Distribution	-	(121,220)	(1,610,400)	-	(19,895)	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	2,318	939	2,359	1,309	772	858
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,864)	20,099	1,468,367	(1,138)	9,366	(830)
Balance December 31, 2021	$ 98,150	$ 35	$ (21)	$ 120,460	$ 44	$ 7,872
Distribution	-	-	-	(215,550)	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,341	-	41	181	-	306
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	(35)	(20)	-	(44)	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,331)	-	-	94,909	-	(306)
Balance December 31, 2022	$ 98,160	$ -	$ -	$ -	$ -	$ 7,872

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #16SCREAG	Series #14DRC	Series #86RICE	Series #57MANTLE	Series #FAUBOURG	Series #SOBLACK
Balance January 1, 2021	$ 32,254	$ 46,237	$ 20,347	$ 8,358	$ 114,608	$ 50,340
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,071	1,193	1,241	1,059	3,133	2,001
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(951)	(1,020)	(1,128)	(1,017)	(2,181)	(1,568)
Balance December 31, 2021	$ 32,374	$ 46,410	$ 20,460	$ 8,400	$ 115,560	$ 50,774
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	426	495	631	535	1,535	870
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(426)	(495)	(621)	(525)	(2,025)	(860)
Balance December 31, 2022	$ 32,374	$ 46,410	$ 20,470	$ 8,410	$ 115,070	$ 50,784

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #GATSBY	Series #93DAYTONA	Series #09TROUT	Series #57STARR	Series #AF15	Series #03KOBE2
Balance January 1, 2021	$ 185,228	$ 37,431	$ 224,380	$ 8,358	$ 189,155	$ 21,327
Distribution	-	-	-	-	(229,840)	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,645	1,097	4,081	1,059	911	1,212
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,257)	(937)	(3,061)	(1,017)	39,816	(1,223)
Balance December 31, 2021	$ 185,616	$ 37,591	$ 225,400	$ 8,400	$ 42	$ 21,316
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,557	899	2,588	458	-	585
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	(42)	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,543)	(892)	(3,078)	(448)	-	(575)
Balance December 31, 2022	$ 185,630	$ 37,598	$ 224,910	$ 8,410	$ -	$ 21,326

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #JOBSMAC	Series #16PETRUS	Series #ALICE	Series #SPIDER10	Series #62MANTLE	Series #BATMAN6
Balance January 1, 2021	$ 35,244	$ 38,522	$ 9,804	$ 18,379	$ 131,712	$ 23,774
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,405	1,126	958	979	2,933	1,014
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,337)	(982)	(942)	(958)	(2,185)	(967)
Balance December 31, 2021	$ 35,312	$ 38,666	$ 9,820	$ 18,400	$ 132,460	$ 23,820
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	802	457	393	406	1,675	414
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(702)	(457)	(383)	(396)	(2,210)	(404)
Balance December 31, 2022	$ 35,412	$ 38,666	$ 9,830	$ 18,410	$ 131,925	$ 23,830

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #CLEMENTE2	Series #SUPER14	Series #79STELLA	Series #TKAM	Series #DIMAGGIO2	Series #13BEAUX
Balance January 1, 2021	$ 60,115	$ 120,269	$ 61,823	$ 29,068	$ 17,980	$ 22,227
Distribution	-	(149,108)	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,792	1,054	1,775	1,043	1,005	951
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,507)	27,785	(1,498)	(976)	(960)	(901)
Balance December 31, 2021	$ 60,400	$ -	$ 62,100	$ 29,134	$ 18,025	$ 22,277
Distribution	-		-	-	-	-
Membership Contributions	-		-	-	-	-
Capital Contribution	968		1,130	421	451	377
Capital Contribution for shortfall at Offering close	-		-	-	-	-
Distribution to RSE Archive	-		-	-	-	-
Distribution to Series	-		-	-	-	-
Net Income / (Loss)	(958)		(1,132)	(411)	(999)	(377)
Balance December 31, 2022	$ 60,410		$ 62,098	$ 29,144	$ 17,477	$ 22,277

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #88MARIO	Series #ANMLFARM	Series #NASA1	Series #00BRADY	Series #85NES	Series #JUSTICE1
Balance January 1, 2021	$ 5	$ 8,874	$ 253,786	$ 35,444	$ 26,324	$ 190,143
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	-	967	4,268	1,352	1,242	1,519
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	-	(941)	(3,297)	(1,273)	(1,166)	(1,262)
Balance December 31, 2021	$ 5	$ 8,900	$ 254,757	$ 35,523	$ 26,400	$ 190,400
Distribution	-	-	-	-	-	(218,401)
Membership Contributions	-	-	-	-	-	-
Capital Contribution	-	392	3,536	751	634	571
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	-	(382)	(3,526)	(741)	(624)	27,430
Balance December 31, 2022	$ 5	$ 8,910	$ 254,767	$ 35,533	$ 26,410	$ -

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #69KAREEM	Series #59JFK	Series #04LEBRON	Series #85JORDAN	Series #GOLDENEYE	Series #MOONSHOE
Balance January 1, 2021	$ 23,548	$ 23,472	$ 44,268	$ 240,033	$ 23,138	$ 150,084
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,212	1,009	1,488	3,807	1,198	2,703
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,244)	(981)	(1,440)	(3,324)	(1,140)	(2,367)
Balance December 31, 2021	$ 23,516	$ 23,500	$ 44,316	$ 240,516	$ 23,196	$ 150,420
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	607	413	811	3,405	635	1,646
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(597)	(403)	(801)	(3,395)	(621)	(1,636)
Balance December 31, 2022	$ 23,526	$ 23,510	$ 44,326	$ 240,526	$ 23,210	$ 150,430

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #03LEBRON2	Series #GRAPES	Series #34GEHRIG	Series #98KANGA	Series #06BRM	Series #DUNE
Balance January 1, 2021	$ 90,367	$ 31,463	$ 30,009	$ 150,160	$ 16,084	$ 11,044
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,970	1,018	1,288	2,615	907	960
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,874)	(981)	(1,221)	(2,355)	(871)	(944)
Balance December 31, 2021	$ 90,464	$ 31,500	$ 30,076	$ 150,420	$ 16,120	$ 11,060
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,276	425	670	2,154	347	1,065
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,309)	(415)	(660)	(2,811)	(347)	(1,388)
Balance December 31, 2022	$ 90,431	$ 31,510	$ 30,086	$ 149,763	$ 16,120	$ 10,737

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #86FLEER	Series #WILDGUN	Series #58PELE2	Series #13GIANNIS	Series #AVENGERS1
Balance January 1, 2021	$ 146,998	$ 24,330	$ 23,573	$ -	$ -
Distribution	-	-	(54,630)	-	(309,850)
Membership Contributions	-	-	-	20,228	250,600
Capital Contribution	2,528	1,217	426	1,119	1,333
Capital Contribution for shortfall at Offering close	-	-	-	-	-
Distribution to RSE Archive	-	-	-	(181)	(140)
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(2,405)	(1,147)	30,705	(1,203)	58,057
Balance December 31, 2021	$ 147,121	$ 24,400	$ 73	$ 19,964	$ -
Distribution	-	-	-	-
Membership Contributions	-	-	-	-
Capital Contribution	1,816	614	-	572
Capital Contribution for shortfall at Offering close	-	-	-	-
Distribution to RSE Archive	-	-	(73)	-
Distribution to Series	-	-	-	-
Net Income / (Loss)	(1,806)	(605)	-	(562)
Balance December 31, 2022	$ 147,131	$ 24,410	$ -	$ 19,974

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #04MESSI	Series #AVENGE57	Series #03TACHE	Series #99TMB2	Series #PUNCHOUT	Series #BULLSRING
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	40,647	17,602	70,936	50,900	80,600	250,742
Capital Contribution	1,512	931	1,238	1,463	1,762	3,658
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(242)	(202)	(344)	(180)	(152)	(242)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,512)	(931)	(1,238)	(1,463)	(1,762)	(3,658)
Balance December 31, 2021	$ 40,405	$ 17,400	$ 70,592	$ 50,720	$ 80,448	$ 250,500
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	768	404	614	1,105	1,834	3,830
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(758)	(394)	(614)	(1,095)	(1,824)	(3,820)
Balance December 31, 2022	$ 40,415	$ 17,410	$ 70,592	$ 50,730	$ 80,458	$ 250,510

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #70AARON	Series #96CHARZRD	Series #01TIGER	Series #ICECLIMB	Series #09COBB	Series #51HOWE
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	16,722	58,546	16,200	70,642	28,200	40,605
Capital Contribution	1,085	1,496	1,087	1,643	1,187	1,302
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(180)	(152)	(152)	(242)	(152)	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,085)	(1,496)	(1,087)	(1,643)	(1,187)	(1,302)
Balance December 31, 2021	$ 16,542	$ 58,395	$ 16,048	$ 70,400	$ 28,048	$ 40,605
Distribution	-	-	-	-	-	(50,613)
Membership Contributions	-	-	-	-	-	-
Capital Contribution	585	987	552	1,066	670	191
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(575)	(8,854)	(542)	(1,056)	(660)	9,817
Balance December 31, 2022	$ 16,552	$ 50,527	$ 16,058	$ 70,410	$ 28,058	$ -

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #96JORDAN2	Series #JUNGLEBOX	Series #59FLASH	Series #FOSSILBOX	Series #THOR	Series #POKEBLUE
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	(247,573)	-
Membership Contributions	49,269	30,700	58,721	18,721	195,630	20,600
Capital Contribution	1,448	1,162	961	1,036	767	1,039
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(321)	(152)	(321)	(321)	(229)	(152)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,532)	(1,162)	(961)	(1,036)	51,512	(1,039)
Balance December 31, 2021	$ 48,864	$ 30,548	$ 58,400	$ 18,400	$ 107	$ 20,448
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	894	694	464	556	-	575
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	(107)	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(884)	(684)	(455)	(546)	-	(565)
Balance December 31, 2022	$ 48,874	$ 30,558	$ 58,410	$ 18,410	$ -	$ 20,458

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #98GTA	Series #PICNIC	Series #DOMINOS	Series #58PELE	Series #09CURRY	Series #84JORDAN
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	13,921	48,602	9,221	289,047	23,726	318,606
Capital Contribution	960	1,504	794	3,958	1,043	3,937
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(321)	(202)	(321)	(242)	(321)	(320)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(960)	(1,504)	(794)	(3,958)	(1,126)	(4,025)
Balance December 31, 2021	$ 13,600	$ 48,400	$ 8,900	$ 288,805	$ 23,322	$ 318,198
Distribution	-	-	-	(1,113,761)	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	740	850	361	397	603	3,516
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(730)	(840)	(909)	824,560	(593)	(3,835)
Balance December 31, 2022	$ 13,610	$ 48,410	$ 8,352	$ (0)	$ 23,332	$ 317,879

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #09BEAUX	Series #KEROUAC	Series #96JORDAN	Series #FEDERAL	Series #62BOND	Series #71TOPPS
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	30,075	85,702	42,600	120,700	77,780	61,051
Capital Contribution	889	1,008	1,257	1,056	936	1,379
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(174)	(202)	(152)	(180)	(152)	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(889)	(1,008)	(1,341)	(1,056)	(936)	(1,379)
Balance December 31, 2021	$ 29,901	$ 85,500	$ 42,364	$ 120,520	$ 77,628	$ 61,051
Distribution	-	-	(82,356)	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	414	504	777	1,225	512	1,033
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(414)	(494)	39,262	(1,215)	(902)	(10,623)
Balance December 31, 2022	$ 29,901	$ 85,510	$ 48	$ 120,530	$ 77,237	$ 51,461

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #DEATON	Series #98ZELDA	Series #03JORDAN2	Series #WOLVERINE	Series #91JORDAN	Series #79GRETZKY
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	(54,300)	-	-
Membership Contributions	252,730	20,600	36,926	42,721	68,185	721,784
Capital Contribution	4,229	974	1,091	599	1,428	7,755
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(2,330)	-	(320)	(321)	(321)	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(4,229)	(974)	(1,091)	11,338	(1,511)	(7,797)
Balance December 31, 2021	$ 250,400	$ 20,600	$ 36,606	$ 37	$ 67,781	$ 721,742
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	15,953	640	732	-	1,103	8,530
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	(37)	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(16,691)	(1,297)	(722)	-	(1,094)	(8,478)
Balance December 31, 2022	$ 249,662	$ 19,943	$ 36,616	$ -	$ 67,790	$ 721,794

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #17DUJAC	Series #FAUBOURG2	Series #MOSASAUR	Series #92JORDAN	Series #14KOBE	Series #03LEBRON3
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	23,832	150,629	20,543	36,600	70,385	205,051
Capital Contribution	713	2,230	2,615	1,044	1,342	2,637
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(174)	(229)	(2,330)	(152)	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(713)	(2,230)	(2,615)	(1,128)	(1,430)	(2,763)
Balance December 31, 2021	$ 23,658	$ 150,400	$ 18,212	$ 36,364	$ 70,297	$ 204,925
Distribution	-	-	-	-	(90,460)	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	384	1,879	1,440	732	83	2,732
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(384)	(1,869)	(2,178)	(722)	19,996	(2,723)
Balance December 31, 2022	$ 23,658	$ 150,410	$ 17,474	$ 36,374	$ (84)	$ 204,934

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #95TOPSUN	Series #09TROUT2	Series #59BOND	Series #OPEECHEE	Series #ROCKETBOX	Series #94JORDAN
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	50,600	50,600	69,184	253,051	25,821	74,217
Capital Contribution	1,119	1,104	788	3,121	869	1,349
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(132)	(132)	(152)	-	(321)	(320)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,119)	(1,104)	(788)	(3,121)	(869)	(1,433)
Balance December 31, 2021	$ 50,468	$ 50,468	$ 69,032	$ 253,051	$ 25,500	$ 73,813
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	890	909	500	2,917	645	1,143
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(880)	(900)	(890)	(44,907)	(635)	(1,133)
Balance December 31, 2022	$ 50,478	$ 50,478	$ 68,642	$ 211,061	$ 25,510	$ 73,823

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #18LUKA	Series #86DK3	Series #FANFOUR5	Series #16KOBE	Series #11BELAIR	Series #76PAYTON
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	(55,985)	-	-	-	-
Membership Contributions	22,922	39,100	72,700	638,071	19,739	54,100
Capital Contribution	775	701	687	7,654	574	1,056
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(132)	(122)	(122)	(321)	(344)	(132)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(859)	16,313	(687)	(7,658)	(574)	(1,056)
Balance December 31, 2021	$ 22,706	$ 8	$ 72,578	$ 637,746	$ 19,395	$ 53,968
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	618	-	485	7,480	363	988
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	(8)	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(608)	-	(475)	(7,466)	(363)	(978)
Balance December 31, 2022	$ 22,716	$ -	$ 72,589	$ 637,760	$ 19,395	$ 53,978

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #17MAHOMES	Series #85MJPROMO	Series #96KOBE	Series #99CHARZRD	Series #68RYAN	Series #MARADONA
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	215,600	23,100	67,990	301,050	60,673	11,932
Capital Contribution	2,557	780	1,149	3,277	1,087	674
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(132)	(132)	(122)	(121)	(122)	(321)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(2,557)	(864)	(1,233)	(3,277)	(1,087)	(674)
Balance December 31, 2021	$ 215,468	$ 22,884	$ 67,784	$ 300,929	$ 60,551	$ 11,611
Distribution	(322,656)	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	190	620	1,039	3,637	968	489
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	106,998	(610)	(25,029)	(4,827)	(958)	(812)
Balance December 31, 2022	$ -	$ 22,894	$ 43,795	$ 299,739	$ 60,561	$ 11,287

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #POKEYELOW	Series #POKELUGIA	Series #XMEN1	Series #VANHALEN	Series #48JACKIE	Series #05MJLJ
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	(302,520)	-	-	-
Membership Contributions	47,100	95,600	215,721	54,926	340,721	72,616
Capital Contribution	953	1,379	383	748	3,855	915
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(132)	(132)	(321)	(320)	(321)	(216)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(953)	(1,379)	86,547	(752)	(3,864)	(915)
Balance December 31, 2021	$ 46,968	$ 95,468	$ (190)	$ 54,602	$ 340,391	$ 72,400
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	764	1,331	190	496	4,009	1,106
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(22,054)	(20,221)	-	(982)	(3,990)	(1,096)
Balance December 31, 2022	$ 25,678	$ 76,578	$ -	$ 54,116	$ 340,410	$ 72,410

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #81MONTANA	Series #00MOUTON	Series #07DURANT	Series #56AARON	Series #85LEMIEUX	Series #87JORDAN
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	63,600	24,049	114,953	41,599	78,717	45,812
Capital Contribution	813	251	1,216	566	911	622
Capital Contribution for shortfall at Offering close	-	-	1,656	-	-	-
Distribution to RSE Archive	(122)	(174)	(198)	(123)	(181)	(266)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(817)	(251)	(1,216)	(566)	(911)	(622)
Balance December 31, 2021	$ 63,474	$ 23,875	$ 116,411	$ 41,476	$ 78,536	$ 45,546
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,325	385	1,292	828	1,145	822
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,311)	(385)	(16,381)	(818)	(1,135)	(812)
Balance December 31, 2022	$ 63,488	$ 23,875	$ 101,322	$ 41,487	$ 78,546	$ 45,556

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #AC23	Series #APPLE1	Series #GWLOTTO	Series #GYMBOX	Series #HUCKFINN	Series #NEOBOX
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	24,600	745,208	26,709	15,657	18,700	40,883
Capital Contribution	285	3,978	297	377	279	608
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(180)	(2,000)	(123)	(114)	(122)	(122)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(285)	(4,066)	(297)	(377)	(279)	(608)
Balance December 31, 2021	$ 24,420	$ 743,120	$ 26,586	$ 15,543	$ 18,578	$ 40,761
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	414	7,509	417	526	406	793
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(404)	(7,409)	(407)	(516)	(396)	(783)
Balance December 31, 2022	$ 24,430	$ 743,219	$ 26,596	$ 15,553	$ 18,588	$ 40,771

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #NEWTON	Series #NICKLAUS1	Series #POKEMON2	Series #POKERED	Series #RIVIERA	Series #SMB3
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	255,821	35,099	375,600	35,100	23,312	22,100
Capital Contribution	803	558	3,517	540	398	438
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(321)	(122)	(114)	(123)	(114)	(123)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(803)	(558)	(3,559)	(540)	(398)	(442)
Balance December 31, 2021	$ 255,500	$ 34,977	$ 375,444	$ 34,977	$ 23,199	$ 21,974
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	755	718	4,334	1,021	501	835
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(745)	(708)	(4,282)	(1,011)	(503)	(822)
Balance December 31, 2022	$ 255,510	$ 34,987	$ 375,496	$ 34,987	$ 23,196	$ 21,987

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #WALDEN	Series #WZRDOFOZ	Series #60ALI	Series #TORNEK	Series #DIMAGGIO3	Series #POKEMON3
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	17,700	80,700	210,873	153,600	415,600	552,600
Capital Contribution	277	387	1,814	1,708	4,529	369
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(114)	(132)	(122)	-	(114)	(114)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(277)	(391)	(1,814)	(1,717)	(4,529)	(378)
Balance December 31, 2021	$ 17,586	$ 80,564	$ 210,751	$ 153,591	$ 415,486	$ 552,477
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	404	521	2,440	1,571	4,453	5,806
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(394)	(507)	(2,430)	(1,564)	(4,988)	(6,454)
Balance December 31, 2022	$ 17,596	$ 80,578	$ 210,761	$ 153,598	$ 414,951	$ 551,830

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #58PELE3	Series #09CURRY2	Series #85ERVING	Series #LJKOBE	Series #80ALI	Series #BATMAN2
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	(203,220)	-	-
Membership Contributions	181,278	453,655	38,006	156,799	60,799	76,600
Capital Contribution	1,766	4,099	349	1,158	671	322
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(122)	(206)	(207)	(123)	(123)	(180)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,766)	(4,099)	(349)	45,331	(675)	(322)
Balance December 31, 2021	$ 181,156	$ 453,449	$ 37,799	$ (55)	$ 60,672	$ 76,420
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	2,146	5,039	744	83	979	723
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	(28)	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(2,803)	(5,363)	(734)	-	(965)	(1,213)
Balance December 31, 2022	$ 180,499	$ 453,126	$ 37,809	$ -	$ 60,687	$ 75,930

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #FLASH123	Series #99MJRETRO	Series #85GPK	Series #IPOD	Series #HGWELLS	Series #85JORDAN2
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	25,600	44,370	11,380	22,711	40,700	230,600
Capital Contribution	246	538	371	339	235	2,369
Capital Contribution for shortfall at Offering close	-	-	2,765	-	-	-
Distribution to RSE Archive	(180)	(154)	(201)	(201)	(114)	(84)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(246)	(538)	(371)	(427)	(235)	(2,378)
Balance December 31, 2021	$ 25,420	$ 44,216	$ 13,944	$ 22,422	$ 40,586	$ 230,507
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	416	803	555	674	438	2,646
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(5,606)	(793)	(545)	(574)	(428)	(2,627)
Balance December 31, 2022	$ 20,230	$ 44,226	$ 13,954	$ 22,522	$ 40,596	$ 230,526

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #66ORR	Series #CONGRESS	Series #GRIFFEYJR	Series #01HALO	Series #87ZELDA	Series #EINSTEIN2
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	43,083	99,021	15,546	14,350	100,600	70,600
Capital Contribution	1,032	362	435	318	928	288
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(321)	(321)	(181)	(122)	(180)	(180)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,032)	(362)	(435)	(318)	(937)	(288)
Balance December 31, 2021	$ 42,762	$ 98,700	$ 15,365	$ 14,228	$ 100,411	$ 70,420
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,215	544	673	513	2,271	482
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,205)	(534)	(664)	(504)	(2,919)	(472)
Balance December 31, 2022	$ 42,772	$ 98,710	$ 15,374	$ 14,237	$ 99,763	$ 70,430

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #SANTANA	Series #01TIGER2	Series #86JORDAN2	Series #TOPPSTRIO	Series #81BIRD	Series #97KOBE
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	58,100	15,901	74,352	29,200	29,200	58,613
Capital Contribution	288	341	603	805	470	479
Capital Contribution for shortfall at Offering close	-	-	-	5,326	770	-
Distribution to RSE Archive	(154)	(201)	(147)	(265)	(154)	(147)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(288)	(341)	(603)	(814)	(470)	(479)
Balance December 31, 2021	$ 57,946	$ 15,700	$ 74,205	$ 34,252	$ 29,816	$ 58,466
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	497	529	1,097	1,124	768	944
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(987)	(519)	(1,088)	(1,105)	(758)	(934)
Balance December 31, 2022	$ 57,456	$ 15,710	$ 74,214	$ 34,271	$ 29,826	$ 58,476

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #XMEN94	Series #09RBLEROY	Series #04MESSI2	Series #THEROCK	Series #XLXMEN1	Series #03LEBRON5
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	58,155	97,029	32,581	11,380	57,600	74,190
Capital Contribution	227	279	418	254	210	912
Capital Contribution for shortfall at Offering close	-	-	-	4,159	-	-
Distribution to RSE Archive	(147)	(344)	(201)	(201)	(147)	(123)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(227)	(279)	(418)	(254)	(210)	(912)
Balance December 31, 2021	$ 58,008	$ 96,685	$ 32,380	$ 15,338	$ 57,453	$ 74,067
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	464	742	821	554	463	1,324
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,317)	(742)	(811)	(587)	(1,498)	(1,357)
Balance December 31, 2022	$ 57,155	$ 96,685	$ 32,390	$ 15,305	$ 56,417	$ 74,034

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #METEORITE	Series #SLASH	Series #00BRADY2	Series #89TMNT	Series #NESWWF	Series #PUNK9670
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	275,230	50,600	314,153	20,647	15,685	62,700
Capital Contribution	1,357	169	1,576	259	183	2,122
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(2,330)	-	(154)	(247)	(285)	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,357)	(169)	(1,576)	(301)	(186)	(85)
Balance December 31, 2021	$ 272,900	$ 50,600	$ 313,999	$ 20,358	$ 15,397	$ 64,737
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,440	444	3,442	617	529	270
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(2,178)	(432)	(64,331)	(565)	(516)	(273)
Balance December 31, 2022	$ 272,162	$ 50,612	$ 253,110	$ 20,410	$ 15,410	$ 64,734

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #18ALLEN	Series #CASTLEII	Series #36OWENS	Series #BAYC601	Series #60MANTLE	Series #PUNK8103
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	33,100	15,685	21,647	144,426	800,600	500,600
Capital Contribution	266	176	282	3,521	7,059	3,443
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(147)	(285)	(1,247)	-	(114)	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(266)	(179)	(291)	(79)	(7,068)	(70)
Balance December 31, 2021	$ 32,953	$ 15,397	$ 20,391	$ 147,868	$ 800,477	$ 503,973
Distribution	-	-	-	(66,926)	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	734	529	584	270	8,268	270
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(724)	(1,183)	(565)	55,771	(8,249)	(270)
Balance December 31, 2022	$ 32,963	$ 14,743	$ 20,410	$ 136,983	$ 800,496	$ 503,973

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #GHOST1	Series #BROSGRIMM	Series #HENDERSON	Series #KIRBY	Series #20HERBERT	Series #03RONALDO
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	12,161	113,333	132,638	50,685	60,685	157,381
Capital Contribution	96	292	1,565	238	270	592
Capital Contribution for shortfall at Offering close	-	-	188	-	-	-
Distribution to RSE Archive	(124)	-	(123)	(285)	(285)	(123)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(98)	(292)	(1,565)	(248)	(291)	(624)
Balance December 31, 2021	$ 12,035	$ 113,333	$ 132,702	$ 50,390	$ 60,379	$ 157,226
Distribution	-	-	-	-	(81,377)	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	398	565	2,147	880	617	1,942
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(386)	(555)	(2,137)	(860)	20,431	(1,900)
Balance December 31, 2022	$ 12,047	$ 113,343	$ 132,712	$ 50,410	$ 50	$ 157,267

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #HONUS2	Series #MARX	Series #09HARDEN	Series #MEEB15511	Series #90BATMAN	Series #93JETER
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	86,306	105,700	23,756	68,282	50,685	15,340
Capital Contribution	361	237	196	3,325	227	321
Capital Contribution for shortfall at Offering close	-	-	-	-	-	375
Distribution to RSE Archive	(124)	(114)	(147)	-	(285)	(123)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(378)	(237)	(196)	(56)	(237)	(321)
Balance December 31, 2021	$ 86,164	$ 105,586	$ 23,609	$ 71,551	$ 50,390	$ 15,592
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,233	534	603	270	880	704
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,205)	(524)	(593)	(270)	(24,460)	(694)
Balance December 31, 2022	$ 86,192	$ 105,596	$ 23,619	$ 71,551	$ 26,810	$ 15,602

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #SIMPSONS1	Series #SPIDER129	Series #NESDK3	Series #BAYC7359	Series #CURIO10	Series #WILDTHING
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	15,685	36,646	100,685	165,902	67,819	15,747
Capital Contribution	111	79	391	2,775	2,926	68
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(285)	(124)	(285)	-	-	(247)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(114)	(106)	(412)	(49)	(44)	(82)
Balance December 31, 2021	$ 15,397	$ 36,495	$ 100,379	$ 168,628	$ 70,701	$ 15,486
Distribution	-	-	-	(67,121)	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	529	439	2,051	270	270	415
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(516)	(422)	(2,020)	55,809	(270)	(391)
Balance December 31, 2022	$ 15,410	$ 36,512	$ 100,410	$ 157,586	$ 70,701	$ 15,510

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #1776	Series #98JORDAN2	Series #MACALLAN1	Series #BAYC9159	Series #FANTASY7	Series #SURFER4
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	1,457,055	289,798	12,514	189,100	35,632	67,800
Capital Contribution	3,044	2,436	29	22	36	22
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(5,155)	(114)	-	-	(232)	(292)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(3,044)	(2,436)	(582)	(22)	(204)	(51)
Balance December 31, 2021	$ 1,451,900	$ 289,684	$ 11,961	$ 189,100	$ 35,232	$ 67,479
Distribution	-	-	-	(67,035)	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	3,211	3,206	341	3,097	1,283	507
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(3,201)	(3,196)	(328)	69,024	(1,772)	(468)
Balance December 31, 2022	$ 1,451,910	$ 289,694	$ 11,974	$ 194,186	$ 34,743	$ 67,518

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #OHTANI1	Series #OHTANI2	Series #WILT100	Series #PENGUIN	Series #KARUIZAWA	Series #KOMBAT
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	81,506	65,600	100,638	52,881	58,468	80,158
Capital Contribution	284	244	348	29	16	21
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(124)	(124)	(238)	(292)	-	(292)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(301)	(257)	(369)	(46)	(618)	(209)
Balance December 31, 2021	$ 81,365	$ 65,463	$ 100,379	$ 52,572	$ 57,866	$ 79,678
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,185	1,030	1,382	473	616	1,344
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,158)	(1,007)	(1,351)	(446)	(554)	(1,546)
Balance December 31, 2022	$ 81,392	$ 65,486	$ 100,410	$ 52,599	$ 57,928	$ 79,476

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #APPLELISA	Series #98MANNING	Series #GIJOE	Series #BEATLES1	Series #SQUIG5847	Series #PACQUIAO
Balance January 1, 2021	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	96,587	19,638	38,295	21,439	56,740	14,782
Capital Contribution	206	12	12	11	1,207	12
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(238)	(238)	(231)	(233)	-	(232)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(220)	(66)	(92)	(103)	(9)	(42)
Balance December 31, 2021	$ 96,335	$ 19,346	$ 37,984	$ 21,114	$ 57,938	$ 14,520
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,046	620	829	703	270	548
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,022)	(556)	(739)	(1,149)	(270)	(508)
Balance December 31, 2022	$ 96,359	$ 19,410	$ 38,074	$ 20,668	$ 57,938	$ 14,560

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #83JOBS	Series #BATMAN181	Series #HOBBIT	Series #POPEYE	Series #PUNK5883	Series #HAMILTON1
Balance January 1, 2021	$ -	$ -	$ -
Distribution	-	-	-
Membership Contributions	68,066	41,639	69,450
Capital Contribution	289	12	16
Capital Contribution for shortfall at Offering close	-	-	-
Distribution to RSE Archive	-	(238)	-
Distribution to Series	-	-	-
Net Income / (Loss)	(309)	(30)	(330)
Balance December 31, 2021	$ 68,046	$ 41,384	$ 69,136
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	90,632	560,600	29,432
Capital Contribution	2,000	439	580	1,459	265	886
Capital Contribution for shortfall at Offering close	-	-	-	-	3,286	-
Distribution to RSE Archive	-	-	-	(232)	-	(232)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(2,516)	(912)	(548)	(1,449)	(265)	(876)
Balance December 31, 2022	$ 67,530	$ 40,911	$ 69,168	$ 90,410	$ 563,886	$ 29,210

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #OBIWAN	Series #SMB2	Series #GIANNIS2	Series #86BONDS	Series #IPADPROTO	Series #MOBYDICK
Balance January 1, 2021
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for shortfall at Offering close
Distribution to RSE Archive
Distribution to Series
Net Income / (Loss)
Balance December 31, 2021
Distribution	-	-	-	-	-	-
Membership Contributions	10,631	280,632	362,953	7,101	10,833	60,738
Capital Contribution	491	4,712	3,898	421	457	470
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(232)	(232)	(154)	(201)	(233)	(238)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(881)	(4,702)	(3,888)	(411)	(447)	(460)
Balance December 31, 2022	$ 10,009	$ 280,410	$ 362,809	$ 6,910	$ 10,610	$ 60,510

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #03SERENA	Series #BAYC4612	Series #18OSAKA	Series #05RODGERS	Series #IROBOT	Series #LEICAGOLD
Balance January 1, 2021
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for shortfall at Offering close
Distribution to RSE Archive
Distribution to Series
Net Income / (Loss)
Balance December 31, 2021
Distribution	-	(67,091)	-	-	-	-
Membership Contributions	75,632	660,600	10,647	50,600	5,732	28,356
Capital Contribution	1,119	4,143	434	804	351	1,334
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(232)	-	(247)	(124)	(232)	(233)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(1,109)	55,791	(424)	(794)	(341)	(1,324)
Balance December 31, 2022	$ 75,410	$ 653,443	$ 10,410	$ 50,486	$ 5,510	$ 28,132

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #FORTNITE	Series #IOMMI	Series #MARIO64	Series #GWTW	Series #NEWWORLD	Series #JAWA
Balance January 1, 2021
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for shortfall at Offering close
Distribution to RSE Archive
Distribution to Series
Net Income / (Loss)
Balance December 31, 2021
Distribution	-	-	-	-	-	-
Membership Contributions	13,876	50,600	102,723	21,850	11,357	25,695
Capital Contribution	694	393	1,506	338	328	571
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(233)	-	(234)	(147)	(232)	(232)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(684)	(381)	(1,496)	(328)	(318)	(561)
Balance December 31, 2022	$ 13,653	$ 50,612	$ 102,499	$ 21,713	$ 11,135	$ 25,473

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #GWLETTER	Series #MARIOKART	Series #96KOBE2	Series #SHOWCASE4	Series #BAYC8827	Series #15COBB
Balance January 1, 2021
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for shortfall at Offering close
Distribution to RSE Archive
Distribution to Series
Net Income / (Loss)
Balance December 31, 2021
Distribution	-	-	-	-	(67,125)	-
Membership Contributions	135,632	66,724	221,063	68,051	770,600	70,601
Capital Contribution	515	1,192	2,649	410	3,043	870
Capital Contribution for shortfall at Offering close	-	-	5,776	-	-	-
Distribution to RSE Archive	(232)	(281)	(154)	(313)	-	(201)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(505)	(1,182)	(2,639)	(400)	55,825	(860)
Balance December 31, 2022	$ 135,410	$ 66,453	$ 226,695	$ 67,748	$ 762,343	$ 70,410

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #BRADBURY	Series #MACALLAN2	Series #BEATLES2	Series #92TIGER	Series #DOOD6921	Series #HIRST1
Balance January 1, 2021
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for shortfall at Offering close
Distribution to RSE Archive
Distribution to Series
Net Income / (Loss)
Balance December 31, 2021
Distribution	-	-	-	-	-	-
Membership Contributions	14,482	29,200	22,767	64,757	39,600	17,980
Capital Contribution	317	384	493	753	218	1,781
Capital Contribution for shortfall at Offering close	-	340	-	-	-	-
Distribution to RSE Archive	(232)	(540)	(357)	(357)	-	-
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(307)	(384)	(483)	(743)	(208)	(791)
Balance December 31, 2022	$ 14,260	$ 29,000	$ 22,420	$ 64,410	$ 39,610	$ 18,970

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #GRIFFEY2	Series #SKYWALKER	Series #85GPK2	Series #19HAALAND	Series #MEGALODON	Series #KELLER
Balance January 1, 2021
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for shortfall at Offering close
Distribution to RSE Archive
Distribution to Series
Net Income / (Loss)
Balance December 31, 2021
Distribution	-	-	-	-	-	-
Membership Contributions	14,302	14,969	23,496	37,357	453,570	12,092
Capital Contribution	431	408	462	530	2,756	288
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(201)	(281)	(357)	(424)	(3,170)	(232)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(421)	(798)	(452)	(520)	(3,494)	(278)
Balance December 31, 2022	$ 14,111	$ 14,298	$ 23,148	$ 36,943	$ 449,662	$ 11,870

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #GODFATHER	Series #MAYC5750	Series #SUPREMEPB	Series #MJTICKET	Series #COOLCAT	Series #BLASTOISE
Balance January 1, 2021
Distribution
Membership Contributions
Capital Contribution
Capital Contribution for shortfall at Offering close
Distribution to RSE Archive
Distribution to Series
Net Income / (Loss)
Balance December 31, 2021
Distribution	-	-	-	-	-	-
Membership Contributions	11,424	57,126	55,652	140,757	18,600	216,912
Capital Contribution	349	3,895	488	949	159	1,245
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Archive	(424)	-	(357)	(357)	-	(124)
Distribution to Series	-	-	-	-	-	-
Net Income / (Loss)	(672)	1,758	(1,023)	(939)	(149)	(1,235)
Balance December 31, 2022	$ 10,676	$ 62,779	$ 54,759	$ 140,410	$ 18,610	$ 216,798

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2022 and December 31, 2021

	Series #MACALLAN3	Series #SUPERMAN6	Series #MOONPASS	Series #90FANTASY	Consolidated
Balance January 1, 2021					$ 6,460,832
Distribution					(3,665,020)
Membership Contributions					19,187,838
Capital Contribution					765,168
Capital Contribution for shortfall at Offering close					15,239
Distribution to RSE Archive					-
Distribution to Series					(1,465)
Net Income / (Loss)					1,191,789
Balance December 31, 2021					$ 23,954,381
Distribution	-	-	-	-	(3,100,019)
Membership Contributions	19,795	21,230	5,547	12,600	5,108,106
Capital Contribution	158	201	171	158	917,290
Capital Contribution for shortfall at Offering close	845	-	-	-	10,247
Distribution to RSE Archive	(1,446)	(480)	(647)	(198)	-
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(158)	(168)	(138)	(815)	479,917
Balance December 31, 2022	$ 19,194	$ 20,783	$ 4,933	$ 11,745	$ 27,369,922

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER	Series #TWOCITIES
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (1,933)	$ (884)	$ (991)	$ (713)	$ (1,438)	$ (387)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,943	894	443	723	1,448	397
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	-	(12)	(12)	(12)
Accounts Payable	2	2	2	2	2	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	546	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	-	-	-	-	-	-
Cash and cash equivalent beginning of year	1,450	1,600	300	1,545	1,095	1,495
Cash and cash equivalent end of year	$ 1,450	$ 1,600	$ 300	$ 1,545	$ 1,095	$ 1,495
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX	Series #EINSTEIN	Series #HONUS
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (384)	$ (717)	$ (570)	$ (1,114)	$ (385)	$ (6,569)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	394	736	568	576	395	6,583
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	-	-	(12)	(12)
Accounts Payable	2	(7)	2	(7)	2	(2)
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	545	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	-	-	-	-	-	-
Cash and cash equivalent beginning of year	1,695	1,250	1,250	1,172	1,750	5,300
Cash and cash equivalent end of year	$ 1,695	$ 1,250	$ 1,250	$ 1,172	$ 1,750	$ 5,300
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #75ALI	Series #71ALI	Series #APROAK	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (808)	$ -	$ -	$ 32,871	$ (860)	$ (1,354)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	818	-	-	544	870	1,373
(Gain) / Loss on sale of Asset	-	-	-	(41,500)	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	6,030	-	-	-
Prepaid Insurance	(12)	-	-	-	(12)	(12)
Accounts Payable	2	(3,550)	-	2	2	(7)
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	(7,264)	8,082	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	(3,550)	(1,234)	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	61,500	-	-
Cash provided by / (used in) investing activities	-	-	-	61,500	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	(16)	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	(54,370)	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	(16)	(54,370)	-	-

Net change in cash and cash equivalent	-	(3,550)	(1,250)	7,130	-	-
Cash and cash equivalent beginning of year	938	3,550	1,250	1,003	1,203	1,003
Cash and cash equivalent end of year	$ 938	$ -	$ -	$ 8,132	$ 1,203	$ 1,003
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #SPIDER1	Series #BATMAN3	Series #ULYSSES	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (399)	$ (1,211)	$ (402)	$ (394)	$ (535)	$ (392)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	409	721	412	404	545	402
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	(12)	(12)
Accounts Payable	2	2	2	2	2	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	500	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	-	-	-	-	-	-
Cash and cash equivalent beginning of year	1,003	1,003	1,950	400	1,050	1,703
Cash and cash equivalent end of year	$ 1,003	$ 1,003	$ 1,950	$ 400	$ 1,050	$ 1,703
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #98JORDAN	Series #18ZION	Series #SNOOPY	Series #APOLLO11	Series #24RUTHBAT	Series #YOKO
Cash Flows from Operating Activities:
Net (Loss) / Income	$ -	$ (502)	$ (526)	$ (752)	$ 16,905	$ (388)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	-	512	524	762	613	398
(Gain) / Loss on sale of Asset	-	-	-	-	(19,994)	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	-	(12)	-	(12)	-	(12)
Accounts Payable	-	2	2	2	(4)	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	2,480	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	270,000	-
Cash provided by / (used in) investing activities	-	-	-	-	270,000	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	(268,517)	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	(268,517)	-

Net change in cash and cash equivalent	-	-	-	-	1,483	-
Cash and cash equivalent beginning of year	-	605	800	1,050	997	1,750
Cash and cash equivalent end of year	$ -	$ 605	$ 800	$ 1,050	$ 2,480	$ 1,750
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO	Series #55CLEMENTE
Cash Flows from Operating Activities:
Net (Loss) / Income	$ -	$ -	$ -	$ (2,045)	$ (1,111)	$ (722)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	-	-	46	1,655	576	732
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	(12)	(12)	(12)
Accounts Payable	-	-	(46)	2	2	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	(5,753)	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	400	545	-
Net cash (used in) / provided by operating activities	-	(5,753)	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	60,600	-	-	-
Distribution to RSE Archive	-	(21)	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	(60,600)	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	(21)	-	-	-	-

Net change in cash and cash equivalent	-	(5,774)	-	-	-	-
Cash and cash equivalent beginning of year	-	5,774	694	1,203	594	594
Cash and cash equivalent end of year	$ -	$ -	$ 694	$ 1,203	$ 594	$ 594
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21	Series #BATMAN1	Series #BIRKINTAN
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (886)	$ (386)	$ (824)	$ (379)	$ 27,463	$ (614)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	419	396	433	389	473	624
(Gain) / Loss on sale of Asset	-	-	-	-	(35,373)	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	-	(12)
Accounts Payable	2	2	2	2	1	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	6,937	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	477	-	400	-	500	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	103,950	-
Cash provided by / (used in) investing activities	-	-	-	-	103,950	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	(97,421)	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	(97,421)	-

Net change in cash and cash equivalent	-	-	-	-	6,529	-
Cash and cash equivalent beginning of year	563	213	463	277	457	456
Cash and cash equivalent end of year	$ 563	$ 213	$ 463	$ 277	$ 6,987	$ 456
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #GMTBLACK1	Series #61JFK	Series #POKEMON1	Series #50JACKIE	Series #LINCOLN	Series #STARWARS1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (526)	$ (393)	$ (1,527)	$ -	$ (1,381)	$ (616)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	524	403	1,583	-	1,891	629
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	-	(12)	(12)	-	(12)	(12)
Accounts Payable	2	2	(44)	-	2	(2)
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	(772)	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	(925)	-
Net cash (used in) / provided by operating activities	-	-	-	(772)	(425)	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	(61)	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	(61)	-	-

Net change in cash and cash equivalent	-	-	-	(833)	(425)	-
Cash and cash equivalent beginning of year	604	334	534	833	634	269
Cash and cash equivalent end of year	$ 604	$ 334	$ 534	$ -	$ 209	$ 269
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #68MAYS	Series #56TEDWILL	Series #TMNT1	Series #CAPTAIN3	Series #51MANTLE	Series #CHURCHILL
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (683)	$ (1,154)	$ -	$ (403)	$ 28,045	$ (1,048)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	693	1,164	-	413	248	1,058
(Gain) / Loss on sale of Asset	-	-	-	-	(35,500)	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	-	(12)	-	(12)
Accounts Payable	2	2	-	2	-	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	(8,405)	-	7,206	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	(8,405)	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	65,000	-
Cash provided by / (used in) investing activities	-	-	-	-	65,000	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	(5)	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	(58,314)	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	(58,314)	-

Net change in cash and cash equivalent	-	-	(8,410)	-	6,686	-
Cash and cash equivalent beginning of year	437	520	8,410	77	520	220
Cash and cash equivalent end of year	$ 437	$ 520	$ -	$ 77	$ 7,206	$ 220
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #SHKSPR4	Series #03KOBE	Series #03LEBRON	Series #03JORDAN	Series #39TEDWILL	Series #94JETER
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (1,193)	$ (801)	$ 24,692	$ (693)	$ (641)	$ (752)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,203	811	113	703	651	762
(Gain) / Loss on sale of Asset	-	-	(31,000)	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	-	(12)	(12)	(12)
Accounts Payable	2	2	-	2	2	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	6,195	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	(84)	(84)	(84)	-	-
Net cash (used in) / provided by operating activities	-	(84)	(84)	(84)	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	56,000	-	-	-
Cash provided by / (used in) investing activities	-	-	56,000	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	(50,325)	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	(50,325)	-	-	-

Net change in cash and cash equivalent	-	(84)	5,591	(84)	-	-
Cash and cash equivalent beginning of year	400	460	520	520	600	460
Cash and cash equivalent end of year	$ 400	$ 377	$ 6,111	$ 436	$ 600	$ 460
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #2020TOPPS	Series #FANFOUR1	Series #85MARIO	Series #TOS39	Series #DAREDEV1	Series #05LATOUR
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (1,331)	$ -	$ -	$ 94,909	$ -	$ (306)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,341	-	41	181	-	306
(Gain) / Loss on sale of Asset	-	-	-	(120,000)	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	-	-	-	-	-
Accounts Payable	2	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	(5,216)	(390,081)	24,910	(2,461)	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	(5,216)	(390,040)	-	(2,461)	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	240,000	-	-
Cash provided by / (used in) investing activities	-	-	-	240,000	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	(35)	(20)	-	(44)	-
Distribution of Gain on Sale of Assets to Members	-	-	-	(215,550)	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	(35)	(20)	(215,550)	-	-

Net change in cash and cash equivalent	-	(5,251)	(390,060)	24,450	(2,505)	-
Cash and cash equivalent beginning of year	150	5,251	390,060	460	2,505	430
Cash and cash equivalent end of year	$ 150	$ -	$ -	$ 24,910	$ -	$ 430
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #16SCREAG	Series #14DRC	Series #86RICE	Series #57MANTLE	Series #FAUBOURG	Series #SOBLACK
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (426)	$ (495)	$ (621)	$ (525)	$ (2,025)	$ (860)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	426	495	631	535	1,535	870
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	(12)	(12)	(12)	(12)
Accounts Payable	-	-	2	2	2	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager o its Affiliates	-	-	-	-	500	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	-	-	-	-	-	-
Cash and cash equivalent beginning of year	430	430	460	400	560	520
Cash and cash equivalent end of year	$ 430	$ 430	$ 460	$ 400	$ 560	$ 520
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #GATSBY	Series #93DAYTONA	Series #09TROUT	Series #57STARR	Series #AF15	Series #03KOBE2
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (1,543)	$ (892)	$ (3,078)	$ (448)	$ -	$ (575)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,557	898	2,588	458	-	585
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	-	(12)	(12)	-	(12)
Accounts Payable	(2)	(7)	2	2	-	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	(10,518)	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	500	-	-	(84)
Net cash (used in) / provided by operating activities	-	-	-	-	(10,518)	(84)

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	(42)	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	-	-	-	-	(10,560)	(84)
Cash and cash equivalent beginning of year	520	600	400	400	10,560	400
Cash and cash equivalent end of year	$ 520	$ 600	$ 400	$ 400	$ -	$ 316
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #JOBSMAC	Series #16PETRUS	Series #ALICE	Series #SPIDER10	Series #62MANTLE	Series #BATMAN6
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (702)	$ (457)	$ (383)	$ (396)	$ (2,210)	$ (404)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	802	457	393	406	1,675	414
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	-	(12)	(12)	(12)	(12)
Accounts Payable	(88)	-	2	2	2	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	545	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	-	-	-	-	-	-
Cash and cash equivalent beginning of year	400	430	520	400	460	320
Cash and cash equivalent end of year	$ 400	$ 430	$ 520	$ 400	$ 460	$ 320
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #CLEMENTE2	Series #SUPER14	Series #79STELLA	Series #TKAM	Series #DIMAGGIO2	Series #13BEAUX
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (958)	$ -	$ (1,132)	$ (411)	$ (999)	$ (377)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	968	-	1,130	421	451	377
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	-	-	(12)	-	-
Accounts Payable	2	-	2	2	2	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	(7,353)	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	546	-
Net cash (used in) / provided by operating activities	-	(7,353)	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	-	(7,353)	-	-	-	-
Cash and cash equivalent beginning of year	400	7,353	572	534	321	400
Cash and cash equivalent end of year	$ 400	$ -	$ 572	$ 534	$ 321	$ 400
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #88MARIO	Series #ANMLFARM	Series #NASA1	Series #00BRADY	Series #85NES	Series #JUSTICE1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ -	$ (382)	$ (3,526)	$ (741)	$ (624)	$ 27,430
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	-	392	3,536	751	634	571
(Gain) / Loss on sale of Asset	-	-	-	-	-	(35,000)
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	-	(12)	(12)	(12)	(12)	-
Accounts Payable	-	2	2	2	2	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	6,999
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	225,000
Cash provided by / (used in) investing activities	-	-	-	-	-	225,000

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	(218,401)
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	(218,401)

Net change in cash and cash equivalent	-	-	-	-	-	6,599
Cash and cash equivalent beginning of year	7,364	100	300	339	400	400
Cash and cash equivalent end of year	$ 7,364	$ 100	$ 300	$ 339	$ 400	$ 6,999
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #69KAREEM	Series #59JFK	Series #04LEBRON	Series #85JORDAN	Series #GOLDENEYE	Series #MOONSHOE
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (597)	$ (403)	$ (801)	$ (3,395)	$ (621)	$ (1,636)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	607	413	811	3,405	635	1,646
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	(12)	(12)
Accounts Payable	2	2	2	2	(2)	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	(84)	-	(84)	(84)	-	-
Net cash (used in) / provided by operating activities	(84)	-	(84)	(84)	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	(84)	-	(84)	(84)	-	-
Cash and cash equivalent beginning of year	339	400	400	600	326	420
Cash and cash equivalent end of year	$ 256	$ 400	$ 316	$ 516	$ 326	$ 420
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #03LEBRON2	Series #GRAPES	Series #34GEHRIG	Series #98KANGA	Series #06BRM	Series #DUNE
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (1,309)	$ (415)	$ (660)	$ (2,811)	$ (347)	$ (1,388)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,276	425	670	2,154	347	1,065
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	-	(12)
Accounts Payable	45	2	2	2	-	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	(84)	-	-	667	-	333
Net cash (used in) / provided by operating activities	(84)	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	(84)	-	-	-	-	-
Cash and cash equivalent beginning of year	320	400	339	420	400	460
Cash and cash equivalent end of year	$ 236	$ 400	$ 339	$ 420	$ 400	$ 460
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #86FLEER	Series #WILDGUN	Series #58PELE2	Series #18LAMAR	Series #13GIANNIS	Series #AVENGERS1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (1,806)	$ (605)	$ -	$ -	$ (562)	$ -
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,816	614	-	-	572	-
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	-	-	(12)	-
Accounts Payable	2	2	-	-	2	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	(8,102)	(7,278)	-	(15,610)
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	(84)	-	-	-	(84)	-
Net cash (used in) / provided by operating activities	(84)	-	(8,102)	(7,278)	(84)	(15,610)

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	(73)	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	(73)	-	-	-

Net change in cash and cash equivalent	(84)	-	(8,175)	(7,278)	(84)	(15,610)
Cash and cash equivalent beginning of year	805	400	8,175	7,278	320	15,610
Cash and cash equivalent end of year	$ 721	$ 400	$ -	$ -	$ 236	$ -
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #04MESSI	Series #AVENGE57	Series #03TACHE	Series #99TMB2	Series #PUNCHOUT	Series #BULLSRING
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (758)	$ (394)	$ (614)	$ (1,095)	$ (1,824)	$ (3,820)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	768	404	614	1,105	1,834	3,830
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(0)	(12)	(12)	(12)
Accounts Payable	2	2	-	2	2	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	(27)	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	(27)	-

Net change in cash and cash equivalent	-	-	-	-	(27)	-
Cash and cash equivalent beginning of year	805	400	400	340	448	900
Cash and cash equivalent end of year	$ 805	$ 400	$ 400	$ 340	$ 421	$ 900
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #70AARON	Series #96CHARZRD	Series #01TIGER	Series #ICECLIMB	Series #09COBB	Series #51HOWE
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (575)	$ (8,854)	$ (542)	$ (1,056)	$ (660)	$ 9,817
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	585	987	552	1,066	670	191
(Gain) / Loss on sale of Asset	-	-	-	-	-	(12,400)
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	7,877	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	(12)	-
Accounts Payable	2	2	2	2	2	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	2,392
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	52,000
Cash provided by / (used in) investing activities	-	-	-	-	-	52,000

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	(50,613)
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	(50,613)

Net change in cash and cash equivalent	–	-	-	-	-	1,387
Cash and cash equivalent beginning of year	340	348	366	400	367	1,005
Cash and cash equivalent end of year	$ 340	$ 348	$ 366	$ 400	$ 367	$ 2,392
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #96JORDAN2	Series #JUNGLEBOX	Series #59FLASH	Series #FOSSILBOX	Series #THOR	Series #POKEBLUE
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (884)	$ (684)	$ (455)	$ (546)	$ -	$ (565)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	894	694	464	556	-	575
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	-	(12)
Accounts Payable	2	2	2	2	-	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	(13,721)	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	(84)	-	-	-	-	-
Net cash (used in) / provided by operating activities	(84)	-	-	-	(13,721)	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	(27)
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	(107)	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	(107)	(27)

Net change in cash and cash equivalent	(84)	-	-	-	(13,828)	(27)
Cash and cash equivalent beginning of year	300	418	367	355	13,828	448
Cash and cash equivalent end of year	$ 216	$ 418	$ 367	$ 355	$ -	$ 421
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #98GTA	Series #PICNIC	Series #DOMINOS	Series #58PELE	Series #09CURRY	Series #84JORDAN
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (730)	$ (840)	$ (909)	$ 824,560	$ (593)	$ (3,835)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	740	850	361	397	603	3,516
(Gain) / Loss on sale of Asset	-	-	-	(1,043,269)	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	-	-	(12)	(12)
Accounts Payable	2	2	2	-	2	(2)
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	218,313	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	546	-	(84)	249
Net cash (used in) / provided by operating activities	-	-	-	-	(84)	(84)

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	1,331,269	-	-
Cash provided by / (used in) investing activities	-	-	-	1,331,269	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	(1,113,761)	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	(1,113,761)	-	-

Net change in cash and cash equivalent	-	-	-	217,508	(84)	(84)
g Cash and cash equivalent beginning of year	355	400	300	805	300	300
Cash and cash equivalent end of year	$ 355	$ 400	$ 300	$ 218,313	$ 216	$ 216
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #09BEAUX	Series #KEROUAC	Series #96JORDAN	Series #FEDERAL	Series #62BOND	Series #71TOPPS
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (414)	$ (494)	$ 39,262	$ (1,215)	$ (902)	$ (10,623)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	414	504	777	1,225	512	1,033
(Gain) / Loss on sale of Asset	-	-	(50,135)	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	9,600
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	-	(12)	-	(12)	(12)	(12)
Accounts Payable	-	2	2	2	2	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	10,094	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	(84)	-	400	-
Net cash (used in) / provided by operating activities	-	-	(84)	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	92,135	-	-	-
Cash provided by / (used in) investing activities	-	-	92,135	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	(82,356)	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	(82,356)	-	-	-

Net change in cash and cash equivalent	-	-	9,696	-	-	-
Cash and cash equivalent beginning of year	426	400	448	420	711	500
Cash and cash equivalent end of year	$ 426	$ 400	$ 10,144	$ 420	$ 711	$ 500
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #DEATON	Series #98ZELDA	Series #03JORDAN2	Series #WOLVERINE	Series #91JORDAN	Series #79GRETZKY
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (16,691)	$ (1,297)	$ (722)	$ -	$ (1,094)	$ (8,478)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	15,953	640	732	-	1,103	8,530
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	-	(12)	(12)
Accounts Payable	750	2	2	-	2	(40)
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	(3,030)	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	667	-	-	(84)	-
Net cash (used in) / provided by operating activities	-	-	-	(3,030)	(84)	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	(106)	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	(37)	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	(106)	-	(37)	-	-

Net change in cash and cash equivalent	-	(106)	-	(3,067)	(84)	-
Cash and cash equivalent beginning of year	400	600	300	3,067	359	1,233
Cash and cash equivalent end of year	$ 400	$ 494	$ 300	$ -	$ 275	$ 1,233
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #17DUJAC	Series #FAUBOURG2	Series #MOSASAUR	Series #92JORDAN	Series #14KOBE	Series #03LEBRON3
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (384)	$ (1,869)	$ (2,178)	$ (722)	$ 19,996	$ (2,723)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	384	1,879	1,440	732	83	2,732
(Gain) / Loss on sale of Asset	-	-	-	-	(25,115)	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	-	(12)	(12)	(12)	-	(12)
Accounts Payable	-	2	750	2	(4)	3
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	5,040	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	(84)	(84)	(84)
Net cash (used in) / provided by operating activities	-	-	-	(84)	(84)	(84)

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	95,000	-
Cash provided by / (used in) investing activities	-	-	-	-	95,000	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	(90,460)	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	(90,460)	-

Net change in cash and cash equivalent	-	-	-	(84)	4,456	(84)
Cash and cash equivalent beginning of year	426	400	400	448	500	500
Cash and cash equivalent end of year	$ 426	$ 400	$ 400	$ 364	$ 4,956	$ 416
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #95TOPSUN	Series #09TROUT2	Series #59BOND	Series #OPEECHEE	Series #ROCKETBOX	Series #94JORDAN
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (880)	$ (900)	$ (890)	$ (44,907)	$ (635)	$ (1,133)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	890	909	500	2,917	645	1,143
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	42,000	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	(12)	(12)
Accounts Payable	2	2	2	2	2	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	400	-	-	(84)
Net cash (used in) / provided by operating activities	-	-	-	-	-	(84)

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	-	-	-	-	-	(84)
Cash and cash equivalent beginning of year	468	453	348	500	325	391
Cash and cash equivalent end of year	$ 468	$ 453	$ 348	$ 500	$ 325	$ 307
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #18LUKA	Series #86DK3	Series #FANFOUR5	Series #16KOBE	Series #11BELAIR	Series #76PAYTON
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (608)	$ -	$ (475)	$ (7,466)	$ (363)	$ (978)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	618	-	485	7,480	363	988
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	-	(12)	(12)	-	(12)
Accounts Payable	2	-	2	(2)	-	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	(4,386)	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	(84)	-	-	-	-	-
Net cash (used in) / provided by operating activities	(84)	(4,386)	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	(8)	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	(8)	-	-	-	-

Net change in cash and cash equivalent	(84)	(4,394)	-	-	-	-
Cash and cash equivalent beginning of year	388	4,394	378	300	400	464
Cash and cash equivalent end of year	$ 304	$ -	$ 378	$ 300	$ 400	$ 464
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #17MAHOMES	Series #85MJPROMO	Series #96KOBE	Series #99CHARZRD	Series #68RYAN	Series #MARADONA
Cash Flows from Operating Activities:
Net (Loss) / Income	$ 106,998	$ (610)	$ (25,029)	$ (4,827)	$ (958)	$ (812)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	190	620	1,039	3,637	968	489
(Gain) / Loss on sale of Asset	(135,000)	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	24,000	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	-	(12)	(12)	(12)	(12)	(12)
Accounts Payable	-	2	2	56	2	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	27,812	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	(84)	(84)	666	-	333
Net cash (used in) / provided by operating activities	-	(84)	(84)	(480)	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	350,000	-	-	-	-	-
Cash provided by / (used in) investing activities	350,000	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	(322,656)	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	(322,656)	-	-	-	-	-

Net change in cash and cash equivalent	27,344	(84)	(84)	(480)	-	-
Cash and cash equivalent beginning of year	468	368	378	729	378	329
Cash and cash equivalent end of year	$ 27,812	$ 284	$ 295	$ 249	$ 378	$ 329
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #POKEYELOW	Series #POKELUGIA	Series #XMEN1	Series #VANHALEN	Series #48JACKIE	Series #05MJLJ
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (22,054)	$ (20,221)	$ -	$ (982)	$ (3,990)	$ (1,096)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	764	1,331	190	496	4,009	1,106
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	21,300	18,900	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	-	(12)	(12)	(12)
Accounts Payable	2	2	-	(2)	(7)	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	(23,070)	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	500	-	-
Net cash (used in) / provided by operating activities	-	-	(22,880)	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	-	-	(22,880)	-	-	-
Cash and cash equivalent beginning of year	468	468	22,880	300	400	400
Cash and cash equivalent end of year	$ 468	$ 468	$ -	$ 300	$ 400	$ 400
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #81MONTANA	Series #00MOUTON	Series #07DURANT	Series #56AARON	Series #85LEMIEUX	Series #87JORDAN
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (1,311)	$ (385)	$ (16,381)	$ (818)	$ (1,135)	$ (812)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,325	385	1,292	828	1,145	822
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	15,099	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	-	(12)	(12)	(12)	(12)
Accounts Payable	(2)	-	2	2	2	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	-	-	-	-	-	-
Cash and cash equivalent beginning of year	378	426	303	377	319	300
Cash and cash equivalent end of year	$ 378	$ 426	$ 303	$ 377	$ 319	$ 300
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #AC23	Series #APPLE1	Series #GWLOTTO	Series #GYMBOX	Series #HUCKFINN	Series #NEOBOX
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (404)	$ (7,409)	$ (407)	$ (516)	$ (396)	$ (783)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	414	7,509	417	526	406	793
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	(12)	(12)
Accounts Payable	2	(88)	2	2	2	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	-	-	-	-	-	-
Cash and cash equivalent beginning of year	420	300	377	386	478	378
Cash and cash equivalent end of year	$ 420	$ 300	$ 377	$ 386	$ 478	$ 378
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #NEWTON	Series #NICKLAUS1	Series #POKEMON2	Series #POKERED	Series #RIVIERA	Series #SMB3
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (745)	$ (708)	$ (4,282)	$ (1,011)	$ (503)	$ (822)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	755	718	4,334	1,021	501	835
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	-	(12)
Accounts Payable	2	2	(40)	2	2	(2)
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	-	-	-	-	-	-
Cash and cash equivalent beginning of year	400	478	486	477	386	477
Cash and cash equivalent end of year	$ 400	$ 478	$ 486	$ 477	$ 386	$ 477
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #WALDEN	Series #WZRDOFOZ	Series #60ALI	Series #TORNEK	Series #DIMAGGIO3	Series #POKEMON3
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (394)	$ (507)	$ (2,430)	$ (1,564)	$ (4,988)	$ (6,454)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	404	521	2,440	1,571	4,453	5,806
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	-	(12)	(12)
Accounts Payable	2	(2)	2	(7)	2	(7)
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	545	667
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	-	-	-	-	-	-
Cash and cash equivalent beginning of year	486	468	452	600	486	486
Cash and cash equivalent end of year	$ 486	$ 468	$ 452	$ 600	$ 486	$ 486
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #58PELE3	Series #09CURRY2	Series #85ERVING	Series #LJKOBE	Series #80ALI	Series #BATMAN2
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (2,803)	$ (5,363)	$ (734)	$ -	$ (965)	$ (1,213)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,146	5,039	744	83	979	723
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	-	(12)	(12)
Accounts Payable	2	2	2	(83)	(2)	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	(12,129)	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	667	333	-	-	-	500
Net cash (used in) / provided by operating activities	-	-	-	(12,129)	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	(28)	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	(28)	-	-

Net change in cash and cash equivalent	-	-	-	(12,157)	-	-
Cash and cash equivalent beginning of year	378	300	300	12,157	377	420
Cash and cash equivalent end of year	$ 378	$ 300	$ 300	$ -	$ 377	$ 420
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #FLASH123	Series #99MJRETRO	Series #85GPK	Series #IPOD	Series #HGWELLS	Series #85JORDAN2
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (5,606)	$ (793)	$ (545)	$ (574)	$ (428)	$ (2,627)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	416	803	555	674	438	2,646
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	5,200	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	(12)	(12)
Accounts Payable	2	2	2	(88)	2	(7)
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	-	-	-	-	-	-
Cash and cash equivalent beginning of year	420	346	312	300	486	516
Cash and cash equivalent end of year	$ 420	$ 346	$ 312	$ 300	$ 486	$ 516
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #66ORR	Series #CONGRESS	Series #GRIFFEYJR	Series #01HALO	Series #87ZELDA	Series #EINSTEIN2
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (1,205)	$ (534)	$ (664)	$ (504)	$ (2,919)	$ (472)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,215	544	673	513	2,271	482
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	(12)	(12)
Accounts Payable	2	2	2	3	(7)	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	667	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	-	-	-	-	-	-
Cash and cash equivalent beginning of year	456	400	419	415	357	420
Cash and cash equivalent end of year	$ 456	$ 400	$ 419	$ 415	$ 357	$ 420
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #SANTANA	Series #01TIGER2	Series #86JORDAN2	Series #TOPPSTRIO	Series #81BIRD	Series #97KOBE
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (987)	$ (519)	$ (1,088)	$ (1,105)	$ (758)	$ (934)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	497	529	1,097	1,124	768	944
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	(12)	(12)
Accounts Payable	2	2	2	(7)	2	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	500	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	-	-	-	-	-	-
Cash and cash equivalent beginning of year	446	318	549	300	346	410
Cash and cash equivalent end of year	$ 446	$ 318	$ 549	$ 300	$ 346	$ 410
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #XMEN94	Series #09RBLEROY	Series #04MESSI2	Series #THEROCK	Series #XLXMEN1	Series #03LEBRON5
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (1,317)	$ (742)	$ (811)	$ (587)	$ (1,498)	$ (1,357)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	464	742	821	554	463	1,324
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	-	(12)	(12)	(12)	(12)
Accounts Payable	2	-	2	45	2	45
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	863	-	-	-	1,045	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	-	-	-	-	-	-
Cash and cash equivalent beginning of year	359	400	400	396	359	477
Cash and cash equivalent end of year	$ 359	$ 400	$ 400	$ 396	$ 359	$ 477
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #METEORITE	Series #SLASH	Series #00BRADY2	Series #89TMNT	Series #NESWWF	Series #PUNK9670
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (2,178)	$ (432)	$ (64,331)	$ (565)	$ (516)	$ (273)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,440	444	3,442	617	529	269
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	60,899	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	(12)	-
Accounts Payable	750	-	2	(40)	2	-
Insurance Payable	-	-	-	-	(3)	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	(4)

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	4
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	4

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	(95)	(27)	(4)
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	(95)	(27)	(4)

Net change in cash and cash equivalent	-	-	-	(95)	(27)	(4)
Cash and cash equivalent beginning of year	400	600	660	400	400	600
Cash and cash equivalent end of year	$ 400	$ 600	$ 660	$ 305	$ 373	$ 596
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #18ALLEN	Series #CASTLEII	Series #36OWENS	Series #BAYC601	Series #60MANTLE	Series #PUNK8103
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (724)	$ (1,183)	$ (565)	$ 55,771	$ (8,249)	$ (270)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	734	529	584	270	8,268	270
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	1,179	-	-
Impairment loss on Archive Assets	-	-	-	3,282	-	-
Investment Income / (Loss)	-	-	-	(92,406)	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	-	(12)	-
Accounts Payable	2	2	(7)	-	(7)	-
Insurance Payable	-	(3)	-	-	-	-
Income Taxes Payable	-	-	-	31,850	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	27	-	(108)	-	-
Net cash (used in) / provided by operating activities	-	(639)	-	(162)	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	85,046	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	85,046	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	(22)	612	(99)	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	(66,926)	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	(22)	612	(99)	(66,926)	-	-

Net change in cash and cash equivalent	(22)	(27)	(99)	17,958	-	-
Cash and cash equivalent beginning of year	453	400	400	608	486	600
Cash and cash equivalent end of year	$ 431	$ 373	$ 301	$ 18,566	$ 486	$ 600
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-
NFT Airdrop	-	-	-	$ (6,235)	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #GHOST1	Series #BROSGRIMM	Series #HENDERSON	Series #KIRBY	Series #20HERBERT	Series #03RONALDO
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (386)	$ (555)	$ (2,137)	$ (860)	$ 20,431	$ (1,900)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	398	565	2,147	880	617	1,942
(Gain) / Loss on sale of Asset	-	-	-	-	(26,400)	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	-	(12)
Accounts Payable	2	2	2	2	(9)	2
Insurance Payable	(2)	-	-	(10)	(12)	(32)
Income Taxes Payable	-	-	-	-	5,373	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	86,400	-
Cash provided by / (used in) investing activities	-	-	-	-	86,400	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	(27)	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	(81,377)	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	(27)	(81,377)	-

Net change in cash and cash equivalent	-	-	-	(27)	5,023	-
Cash and cash equivalent beginning of year	380	500	377	400	400	652
Cash and cash equivalent end of year	$ 380	$ 500	$ 377	$ 373	$ 5,423	$ 652
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #HONUS2	Series #MARX	Series #09HARDEN	Series #MEEB15511	Series #90BATMAN	Series #93JETER
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (1,205)	$ (524)	$ (593)	$ (270)	$ (24,460)	$ (694)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,233	534	603	270	880	704
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	23,600	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	-	(12)	(12)
Accounts Payable	2	2	2	-	2	2
Insurance Payable	(18)	-	-	-	(10)	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	(47)	(27)	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	(47)	(27)	-

Net change in cash and cash equivalent	-	-	-	(47)	(27)	-
Cash and cash equivalent beginning of year	376	486	353	547	400	427
Cash and cash equivalent end of year	$ 376	$ 486	$ 353	$ 500	$ 373	$ 427
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #SIMPSONS1	Series #SPIDER129	Series #NESDK3	Series #BAYC7359	Series #CURIO10	Series #WILDTHING
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (516)	$ (422)	$ (2,020)	$ 55,809	$ (270)	$ (391)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	529	439	2,051	269	270	415
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	1,179	-	-
Impairment loss on Archive Assets	-	-	-	3,127	-	-
Investment Income / (Loss)	-	-	-	(92,304)	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	-	-	(12)
Accounts Payable	2	2	2	-	-	(12)
Insurance Payable	(3)	(7)	(21)	-	-	-
Income Taxes Payable	-	-	-	31,864	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	(56)	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	85,047	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	85,047	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	(27)	-	(86)	(87)	(625)	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	(67,121)	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	(27)	-	(86)	(67,208)	(625)	-

Net change in cash and cash equivalent	(27)	-	(86)	17,784	(625)	-
Cash and cash equivalent beginning of year	400	356	400	600	1,125	400
Cash and cash equivalent end of year	$ 373	$ 356	$ 314	$ 18,384	$ 500	$ 400
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-
NFT Airdrop	-	-	-	$ (6,134)	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #1776	Series #98JORDAN2	Series #MACALLAN1	Series #BAYC9159	Series #FANTASY7	Series #SURFER4
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (3,201)	$ (3,196)	$ (328)	$ 69,024	$ (1,772)	$ (468)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	3,211	3,206	341	3,097	1,283	507
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	1,179	-	-
Impairment loss on Archive Assets	-	-	-	14,276	-	-
Investment Income / (Loss)	-	-	-	(124,250)	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	-	-	(12)	(12)
Accounts Payable	2	2	-	-	2	2
Insurance Payable	-	-	(13)	-	(168)	(29)
Income Taxes Payable	-	-	-	39,420	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	(540)	-	570	-
Net cash (used in) / provided by operating activities	-	-	(540)	2,746	(97)	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	(2,828)	-	-
Proceeds from Sale of Digital Assets	-	-	-	85,073	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	82,245	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	48	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	(67,035)	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	(67,035)	48	-

Net change in cash and cash equivalent	-	-	(540)	17,956	(48)	-
Cash and cash equivalent beginning of year	400	776	600	600	400	300
Cash and cash equivalent end of year	$ 400	$ 776	$ 60	$ 18,556	$ 352	$ 300
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-
NFT Airdrop	-	-	-	$ (38,079)	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #OHTANI1	Series #OHTANI2	Series #WILT100	Series #PENGUIN	Series #KARUIZAWA	Series #KOMBAT
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (1,158)	$ (1,007)	$ (1,351)	$ (446)	$ (554)	$ (1,546)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,185	1,030	1,382	473	616	1,344
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	-	(12)
Accounts Payable	2	2	2	2	-	2
Insurance Payable	(17)	(13)	(21)	(17)	(62)	(188)
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	(540)	400
Net cash (used in) / provided by operating activities	-	-	-	-	(540)	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	-	-	-	-	(540)	-
Cash and cash equivalent beginning of year	376	376	400	300	600	300
Cash and cash equivalent end of year	$ 376	$ 376	$ 400	$ 300	$ 60	$ 300
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #APPLELISA	Series #98MANNING	Series #GIJOE	Series #BEATLES1	Series #SQUIG5847	Series #PACQUIAO
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (1,022)	$ (556)	$ (739)	$ (1,149)	$ (270)	$ (508)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,046	620	829	703	270	548
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	-	(12)
Accounts Payable	2	2	2	(89)	-	2
Insurance Payable	(14)	(54)	(80)	-	-	(30)
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	500	-	-
Net cash (used in) / provided by operating activities	-	-	-	(47)	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	(154)	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	(154)	-

Net change in cash and cash equivalent	-	-	-	(47)	(154)	-
Cash and cash equivalent beginning of year	300	400	338	300	654	400
Cash and cash equivalent end of year	$ 300	$ 400	$ 338	$ 253	$ 500	$ 400
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #83JOBS	Series #BATMAN181	Series #HOBBIT	Series #POPEYE	Series #PUNK5883	Series #HAMILTON1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (2,516)	$ (912)	$ (548)	$ (1,449)	$ (265)	$ (876)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,000	439	580	1,459	265	886
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	-	(12)
Accounts Payable	2	2	2	2	-	2
Insurance Payable	(20)	(17)	(22)	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	546	500	(292)	-	-	-
Net cash (used in) / provided by operating activities	-	-	(292)	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	(57,077)	(500,000)	(28,800)
Investments in Digital Assets	-	-	-	-	(3,286)	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	(57,077)	(503,286)	(28,800)

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	57,632	500,600	29,432
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	3,286	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	(232)	-	(232)
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	57,400	503,886	29,200

Net change in cash and cash equivalent	-	-	(292)	323	600	400
Cash and cash equivalent beginning of year	500	350	600	-	-	-
Cash and cash equivalent end of year	$ 500	$ 350	$ 308	$ 323	$ 600	$ 400
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	$ 33,000	$ 60,000	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #OBIWAN	Series #SMB2	Series #GIANNIS2	Series #86BONDS	Series #IPADPROTO	Series #MOBYDICK
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (881)	$ (4,702)	$ (3,888)	$ (411)	$ (447)	$ (460)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	491	4,712	3,898	421	457	470
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	(12)	(12)
Accounts Payable	2	2	2	2	2	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	400	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	(10,075)	(280,134)	(360,670)	(6,535)	(10,200)	(60,100)
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(10,075)	(280,134)	(360,670)	(6,535)	(10,200)	(60,100)

Cash flow from financing activities:
Proceeds from sale of membership interests	10,631	280,632	362,953	7,101	10,833	60,738
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(232)	(232)	(154)	(201)	(233)	(238)
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	10,399	280,400	362,799	6,900	10,600	60,500

Net change in cash and cash equivalent	324	266	2,130	365	400	400
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 324	$ 266	$ 2,130	$ 365	$ 400	$ 400
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #03SERENA	Series #BAYC4612	Series #18OSAKA	Series #05RODGERS	Series #IROBOT	Series #LEICAGOLD
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (1,109)	$ 55,791	$ (424)	$ (794)	$ (341)	$ (1,324)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,119	4,143	434	804	351	1,334
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	1,179	-	-	-	-
Impairment loss on Archive Assets	-	2,821	-	-	-	-
Investment Income / (Loss)	-	(91,968)	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	-	(12)	(12)	(12)	(12)
Accounts Payable	2	-	2	2	2	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	31,861	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	3,827	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	(75,000)	(450,000)	(10,100)	(50,000)	(5,131)	(28,051)
Investments in Digital Assets	-	(3,899)	-	-	-	-
Proceeds from Sale of Digital Assets	-	85,063	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(75,000)	(368,836)	(10,100)	(50,000)	(5,131)	(28,051)

Cash flow from financing activities:
Proceeds from sale of membership interests	75,632	450,600	10,647	50,600	5,732	28,356
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(232)	-	(247)	(124)	(232)	(233)
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	(67,091)	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	75,400	383,509	10,400	50,476	5,500	28,123

Net change in cash and cash equivalent	400	18,501	300	476	369	72
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 400	$ 18,501	$ 300	$ 476	$ 369	$ 72
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	$ 210,000	-	-	-	-
NFT Airdrop	-	$ (5,797)	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #FORTNITE	Series #IOMMI	Series #MARIO64	Series #GWTW	Series #NEWWORLD	Series #JAWA
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (684)	$ (381)	$ (1,496)	$ (328)	$ (318)	$ (561)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	694	393	1,506	338	328	571
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	(12)	(12)
Accounts Payable	2	-	2	2	2	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	(13,343)	(37,000)	(102,143)	(21,323)	(10,756)	(25,126)
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(13,343)	(37,000)	(102,143)	(21,323)	(10,756)	(25,126)

Cash flow from financing activities:
Proceeds from sale of membership interests	13,876	37,600	102,723	21,850	11,357	25,695
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(233)	-	(234)	(147)	(232)	(232)
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	13,643	37,600	102,489	21,703	11,125	25,463

Net change in cash and cash equivalent	300	600	346	380	369	338
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 300	$ 600	$ 346	$ 380	$ 369	$ 338
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	$ 13,000	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #GWLETTER	Series #MARIOKART	Series #96KOBE2	Series #SHOWCASE4	Series #BAYC8827	Series #15COBB
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (505)	$ (1,182)	$ (2,639)	$ (400)	$ 55,825	$ (860)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	515	1,191	2,649	410	3,043	870
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	1,179	-
Impairment loss on Archive Assets	-	-	-	-	3,492	-
Investment Income / (Loss)	-	-	-	-	(92,649)	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	-	(12)
Accounts Payable	2	2	2	2	-	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	31,881	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	2,772	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	(135,000)	(66,143)	(226,339)	(67,036)	(499,400)	(70,000)
Investments in Digital Assets	-	-	-	-	(2,827)	-
Proceeds from Sale of Digital Assets	-	-	-	-	85,047	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(135,000)	(66,143)	(226,339)	(67,036)	(417,180)	(70,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	135,632	66,724	221,063	68,051	500,000	70,601
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	5,776	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(232)	(281)	(154)	(313)	-	(201)
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	(67,125)	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	135,400	66,443	226,685	67,739	432,875	70,400

Net change in cash and cash equivalent	400	300	346	703	18,466	400
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 400	$ 300	$ 346	$ 703	$ 18,466	$ 400
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	$ 270,600	-
NFT Airdrop	-	-	-	-	$ (6,478)	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #BRADBURY	Series #MACALLAN2	Series #BEATLES2	Series #92TIGER	Series #DOOD6921	Series #HIRST1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (307)	$ (384)	$ (483)	$ (743)	$ (208)	$ (791)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	317	384	493	753	218	1,781
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	-	(12)	(12)	-	-
Accounts Payable	2	-	2	2	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	477
Net cash (used in) / provided by operating activities	-	-	-	-	10	1,467

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	(13,881)	(28,600)	(22,110)	(57,026)	(28,000)	(17,480)
Investments in Digital Assets	-	-	-	-	(10)	(1,467)
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(13,881)	(28,600)	(22,110)	(57,026)	(28,010)	(18,947)

Cash flow from financing activities:
Proceeds from sale of membership interests	14,482	29,200	22,767	57,757	28,600	17,980
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	340	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(232)	(540)	(357)	(357)	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	14,250	29,000	22,410	57,400	28,600	17,980

Net change in cash and cash equivalent	369	400	300	374	600	500
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 369	$ 400	$ 300	$ 374	$ 600	$ 500
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	$ 7,000	$ 11,000	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #GRIFFEY2	Series #SKYWALKER	Series #85GPK2	Series #19HAALAND	Series #MEGALODON	Series #KELLER
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (421)	$ (798)	$ (452)	$ (520)	$ (3,494)	$ (278)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	431	408	462	530	2,756	288
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	(12)	(12)
Accounts Payable	2	2	2	2	750	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	400	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	(13,779)	(14,388)	(22,839)	(36,552)	(450,000)	(11,560)
Investments in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(13,779)	(14,388)	(22,839)	(36,552)	(450,000)	(11,560)

Cash flow from financing activities:
Proceeds from sale of membership interests	14,302	14,969	23,496	37,357	453,570	12,092
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(201)	(281)	(357)	(424)	(3,170)	(232)
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	14,101	14,688	23,139	36,933	450,400	11,860

Net change in cash and cash equivalent	322	300	300	381	400	300
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 322	$ 300	$ 300	$ 381	$ 400	$ 300
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #GODFATHER	Series #MAYC5750	Series #SUPREMEPB	Series #MJTICKET	Series #COOLCAT	Series #BLASTOISE
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (672)	$ 1,758	$ (1,023)	$ (939)	$ (149)	$ (1,235)
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	349	3,895	488	949	159	1,245
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Archive Assets	-	3,127	-	-	-	-
Investment Income / (Loss)	-	(6,111)	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	-	(12)	(12)	(12)	(12)
Accounts Payable	2	-	2	2	2	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	1,004	-	-	-	-
Due from the Manager or its Affiliates	-	(500)	-	-	-	-
Due to the Manager or its Affiliates	333	-	545	-	-	-
Net cash (used in) / provided by operating activities	-	3,173	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Investment in Archive Asset	(10,600)	(56,626)	(54,995)	(140,049)	(18,085)	(216,412)
Investments in Digital Assets	-	(3,716)	-	-	-	-
Proceeds from Sale of Digital Assets	-	43	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(10,600)	(60,299)	(54,995)	(140,049)	(18,085)	(216,412)

Cash flow from financing activities:
Proceeds from sale of membership interests	11,424	57,126	55,652	140,757	18,600	216,912
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(424)	-	(357)	(357)	-	(124)
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	-	-
Distribution to Shareholders	-	-	-	-	-	-
Cash provided by / (used in) financing activities	11,000	57,126	55,295	140,400	18,600	216,788

Net change in cash and cash equivalent	400	-	300	351	515	376
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 400	$ -	$ 300	$ 351	$ 515	$ 376
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-
NFT Airdrop	-	$ (6,134)	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #MACALLAN3	Series #SUPERMAN6	Series #MOONPASS	Series #90FANTASY	Consolidated
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (158)	$ (168)	$ (138)	$ (815)	$ 479,917
Adjustments to reconcile net income / (loss) to net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	158	201	171	158	399,833
(Gain) / Loss on sale of Asset	-	-	-	-	(1,513,095)
(Gain) / Loss on sale of Digital Assets	-	-	-	-	6,135
Impairment loss on Archive Assets	-	-	-	-	601,580
Investment Income / (Loss)	-	-	-	-	(503,555)
Other Receivable	-	-	-	-	131,029
Prepaid Insurance	-	(35)	(35)	(12)	(2,801)
Accounts Payable	-	2	2	2	(948,471)
Insurance Payable	-	-	-	-	516
Income Taxes Payable	-	-	-	-	(25,433)
Due from the Manager or its Affiliates	-	-	-	-	(500)
Due to the Manager or its Affiliates	-	-	-	667	13,720
Net cash (used in) / provided by operating activities	-	-	-	-	(1,361,125)

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-
Investment in Archive Asset	(18,794)	(20,442)	(4,531)	(12,000)	(1,519,487)
Investments in Digital Assets	-	-	-	-	(16,929)
Proceeds from Sale of Digital Assets	-	-	-	-	425,319
Proceeds from Sale of Archive Asset	-	-	-	-	4,304,398
Cash provided by / (used in) investing activities	(18,794)	(20,442)	(4,531)	(12,000)	3,193,301

Cash flow from financing activities:
Proceeds from sale of membership interests	19,795	21,230	5,547	12,600	4,503,506
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	(3,396,503)
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	844	-	-	-	10,247
Capital Contribution	-	-	-	-	60,600
Distribution to RSE Archive	(1,446)	(480)	(647)	(198)	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	(2,764,721)
Distribution of Gain on sale of Digital Assets to Members	-	-	-	-	(335,298)
Distribution to Shareholders	-	-	-	-	-
Cash provided by / (used in) financing activities	19,194	20,750	4,900	12,402	(1,922,169)

Net change in cash and cash equivalent	400	308	369	402	(89,993)
Cash and cash equivalent beginning of year	-	-	-	-	703,469
Cash and cash equivalent end of year	$ 400	$ 308	$ 369	$ 402	$ 613,476
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	$ 604,600
NFT Airdrop	-	-	-	-	$ (68,857)
Forgiveness of amounts due to manager and Contributed to the Company/Series					$ 460,679
Archive Asset transferred to a related entity					$ 1,539,850

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER	Series #TWOCITIES
Cash Flows from Operating Activities:
Net (Loss) / Income	$(2,007)	$(1,436)	$(953)	$(1,271)	$(1,036)	$(954)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,049	1,034	824	1,003	1,424	755
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	958	402	129	268	1,077	199
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	1,465	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	(1,465)	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	(1,465)	-

Net change in cash	-	-	-	-	-	-
Cash beginning of year	1,450	1,600	300	1,545	1,095	1,495
Cash end of year	$1,450	$1,600	$300	$1,545	$1,095	$1,495
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX	Series #EINSTEIN	Series #HONUS
Cash Flows from Operating Activities:
Net (Loss) / Income	$(944)	$(1,452)	$(1,072)	$(1,224)	$(1,010)	$(5,670)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	778	1,021	846	1,078	828	10,428
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	166	422	226	137	182	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	9	-	9	-	42
Insurance Payable	-	-	-	-	-	(4,800)
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	(28)	-	-
Net cash (used in) / provided by operating activities	-	-	-	(28)	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash	-	-	-	(28)	-	-
Cash beginning of year	1,695	1,250	1,250	1,200	1,750	5,300
Cash end of year	$1,695	$1,250	$1,250	$1,172	$1,750	$5,300
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #75ALI	Series #71ALI	Series #APROAK	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,356)	$-	$29,275	$(1,106)	$(1,401)	$(1,660)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,982	-	405	1,391	2,114	2,690
(Gain) / Loss on sale of Asset	-	-	(37,500)	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	(6,030)	-	-	-
Prepaid Insurance	-	-	556	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	9
Insurance Payable	(626)	-	-	(285)	(713)	(1,039)
Income Taxes Payable	-	(3,005)	7,264	-	-	-
Due to the Manager or its Affiliates	(65)	-	-	-	-	-
Net cash (used in) / provided by operating activities	(65)	(3,005)	(6,030)	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	110,000	-	-	-
Cash provided by / (used in) investing activities	-	-	110,000	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	(103,970)	-	-	-
Cash provided by / (used in) financing activities	-	-	(103,970)	-	-	-

Net change in cash	(65)	(3,005)	-	-	-	-
Cash beginning of year	1,003	6,555	1,250	1,003	1,203	1,003
Cash end of year	$938	$3,550	$1,250	$1,003	$1,203	$1,003
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #SPIDER1	Series #BATMAN3	Series #ULYSSES	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL
Cash Flows from Operating Activities:
Net (Loss) / Income	$(961)	$(1,059)	$(965)	$(956)	$(1,048)	$(953)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,066	1,453	600	674	1,174	696
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	365	282	-	257
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	(105)	(394)	-	-	(126)	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash	-	-	-	-	-	-
Cash beginning of year	1,003	1,003	1,950	400	1,050	1,703
Cash end of year	$1,003	$1,003	$1,950	$400	$1,050	$1,703
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #98JORDAN	Series #18ZION	Series #SNOOPY	Series #APOLLO11	Series #24RUTHBAT	Series #YOKO
Cash Flows from Operating Activities:
Net (Loss) / Income	$-	$(1,069)	$(1,020)	$(1,224)	$(3,313)	$(948)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	-	965	836	994	6,958	741
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	104	184	230	-	207
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	4	-
Insurance Payable	-	-	-	-	(3,649)	-
Income Taxes Payable	(9,408)	-	-	-	-	-
Due to the Manager or its Affiliates	-	(45)	-	-	(6)	-
Net cash (used in) / provided by operating activities	(9,408)	(45)	-	-	(6)	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash	(9,408)	(45)	-	-	(6)	-
Cash beginning of year	9,408	650	800	1,050	1,003	1,750
Cash end of year	$-	$605	$800	$1,050	$997	$1,750
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO	Series #55CLEMENTE
Cash Flows from Operating Activities:
Net (Loss) / Income	$-	$22,447	$(1,402)	$(2,322)	$(1,130)	$(1,281)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	(35)	1,110	1,650	4,176	1,348	1,673
(Gain) / Loss on sale of Asset	-	(28,994)	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	46	-	-	-
Insurance Payable	-	(316)	(294)	(1,854)	(218)	(392)
Income Taxes Payable	(8,816)	5,753	-	-	-	-
Due to the Manager or its Affiliates	-	(6)	(6)	-	(6)	(6)
Net cash (used in) / provided by operating activities	(8,851)	(6)	(6)	-	(6)	(6)

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	116,000	-	-	-	-
Cash provided by / (used in) investing activities	-	116,000	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	(110,520)	-	-	-	-
Cash provided by / (used in) financing activities	-	(110,520)	-	-	-	-

Net change in cash	(8,851)	5,474	(6)	-	(6)	(6)
Cash beginning of year	8,851	300	700	1,203	600	600
Cash end of year	$-	$5,774	$694	$1,203	$594	$594
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21	Series #BATMAN1	Series #BIRKINTAN
Cash Flows from Operating Activities:
Net (Loss) / Income	$(974)	$(946)	$(991)	$(938)	$(1,089)	$(1,165)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,085	993	1,142	959	1,296	1,344
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	42	-
Insurance Payable	(111)	(47)	(151)	(21)	(249)	(179)
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	(23)	(77)	(244)
Net cash (used in) / provided by operating activities	-	-	-	(23)	(77)	(244)

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash	-	-	-	(23)	(77)	(244)
Cash beginning of year	563	213	463	300	534	700
Cash end of year	$563	$213	$463	$277	$457	$456
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #GMTBLACK1	Series #61JFK	Series #POKEMON1	Series #50JACKIE	Series #LINCOLN	Series #STARWARS1
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,049)	$(955)	$(2,412)	$-	$(1,039)	$(947)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,343	991	3,216	-	1,181	963
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	46	-	-	4
Insurance Payable	(294)	(36)	(850)	-	(142)	(20)
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	(30)	-	-	-	-	-
Net cash (used in) / provided by operating activities	(30)	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash	(30)	-	-	-	-	-
Cash beginning of year	634	334	534	833	634	269
Cash end of year	$604	$334	$534	$833	$634	$269
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #68MAYS	Series #56TEDWILL	Series #TMNT1	Series #CAPTAIN3	Series #51MANTLE	Series #CHURCHILL
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,243)	$(1,695)	$32,025	$(989)	$(1,220)	$(937)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,441	2,191	705	1,095	1,402	958
(Gain) / Loss on sale of Asset	-	-	(41,000)	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	(198)	(496)	(135)	(106)	(182)	(21)
Income Taxes Payable	-	-	8,405	-	-	-
Due to the Manager or its Affiliates	(83)	-	-	(23)	-	-
Net cash (used in) / provided by operating activities	(83)	-	-	(23)	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	100,000	-	-	-
Cash provided by / (used in) investing activities	-	-	100,000	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	(91,990)	-	-	-
Cash provided by / (used in) financing activities	-	-	(91,990)	-	-	-

Net change in cash	(83)	-	8,010	(23)	-	-
Cash beginning of year	520	520	400	100	520	220
Cash end of year	$437	$520	$8,410	$77	$520	$220
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #SHKSPR4	Series #03KOBE	Series #03LEBRON	Series #03JORDAN	Series #39TEDWILL	Series #94JETER
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,112)	$(1,440)	$(1,261)	$(1,336)	$(1,203)	$(1,301)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,466	1,606	1,332	1,456	1,349	1,522
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	(354)	(250)	(155)	(204)	(146)	(221)
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	84	84	84	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash	-	-	-	-	-	-
Cash beginning of year	400	460	520	520	600	460
Cash end of year	$400	$460	$520	$520	$600	$460
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #2020TOPPS	Series #FANFOUR1	Series #85MARIO	Series #TOS39	Series #DAREDEV1	Series #05LATOUR
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,864)	$20,099	$1,468,367	$(1,138)	$9,366	$(830)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,318	939	2,359	1,309	772	858
(Gain) / Loss on sale of Asset	-	(25,937)	(1,860,000)	-	(12,580)	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	(454)	(317)	(807)	(171)	(19)	(28)
Income Taxes Payable	-	5,216	390,081	-	2,461	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	126,000	2,000,000	-	22,080	-
Cash provided by / (used in) investing activities	-	126,000	2,000,000	-	22,080	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	(121,220)	(1,610,400)	-	(19,895)	-
Cash provided by / (used in) financing activities	-	(121,220)	(1,610,400)	-	(19,895)	-

Net change in cash	-	4,780	389,600	-	2,185	-
Cash beginning of year	150	471	460	460	320	430
Cash end of year	$150	$5,251	$390,060	$460	$2,505	$430
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #16SCREAG	Series #14DRC	Series #86RICE	Series #57MANTLE	Series #FAUBOURG	Series #SOBLACK
Cash Flows from Operating Activities:
Net (Loss) / Income	$(951)	$(1,020)	$(1,128)	$(1,017)	$(2,181)	$(1,568)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,071	1,193	1,241	1,059	3,133	2,001
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	(120)	(173)	(113)	(42)	(952)	(433)
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash	-	-	-	-	-	-
Cash beginning of year	430	430	460	400	560	520
Cash end of year	$430	$430	$460	$400	$560	$520
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #GATSBY	Series #93DAYTONA	Series #09TROUT	Series #57STARR	Series #AF15	Series #03KOBE2
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,257)	$(937)	$(3,061)	$(1,017)	$39,816	$(1,223)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,645	1,097	4,081	1,059	911	1,212
(Gain) / Loss on sale of Asset	-	-	-	-	(51,000)	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	4	9	-	-	-	-
Insurance Payable	(392)	(169)	(1,020)	(42)	(245)	(73)
Income Taxes Payable	-	-	-	-	10,518	-
Due to the Manager or its Affiliates	-	-	-	-	-	84
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	240,000	-
Cash provided by / (used in) investing activities	-	-	-	-	240,000	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	(229,840)	-
Cash provided by / (used in) financing activities	-	-	-	-	(229,840)	-

Net change in cash	-	-	-	-	10,160	-
Cash beginning of year	520	600	400	400	400	400
Cash end of year	$520	$600	$400	$400	$10,560	$400
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #JOBSMAC	Series #16PETRUS	Series #ALICE	Series #SPIDER10	Series #62MANTLE	Series #BATMAN6
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,337)	$(982)	$(942)	$(958)	$(2,185)	$(967)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,405	1,126	958	979	2,933	1,014
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	88	-	-	-	-	-
Insurance Payable	(156)	(144)	(16)	(21)	(748)	(47)
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash	-	-	-	-	-	-
Cash beginning of year	400	430	520	400	460	320
Cash end of year	$400	$430	$520	$400	$460	$320
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #CLEMENTE2	Series #SUPER14	Series #79STELLA	Series #TKAM	Series #DIMAGGIO2	Series #13BEAUX
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,507)	$27,785	$(1,498)	$(976)	$(960)	$(901)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,792	1,054	1,775	1,043	1,005	951
(Gain) / Loss on sale of Asset	-	(36,000)	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	(285)	(192)	(277)	(67)	(45)	(50)
Income Taxes Payable	-	7,353	-	-	-	-
Due to the Manager or its Affiliates	-	-	(28)	-	-	(4,000)
Net cash (used in) / provided by operating activities	-	-	(28)	-	-	(4,000)

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	156,000	-	-	-	-
Cash provided by / (used in) investing activities	-	156,000	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	(149,108)	-	-	-	-
Cash provided by / (used in) financing activities	-	(149,108)	-	-	-	-

Net change in cash	-	6,892	(28)	-	-	(4,000)
Cash beginning of year	400	460	600	534	321	4,400
Cash end of year	$400	$7,353	$572	$534	$321	$400
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #88MARIO	Series #ANMLFARM	Series #NASA1	Series #00BRADY	Series #85NES	Series #JUSTICE1
Cash Flows from Operating Activities:
Net (Loss) / Income	$-	$(941)	$(3,297)	$(1,273)	$(1,166)	$(1,262)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	-	967	4,268	1,352	1,242	1,519
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	-	(26)	(971)	(79)	(76)	(257)
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	(53,036)	-	-	-	-	-
Net cash (used in) / provided by operating activities	(53,036)	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash	(53,036)	-	-	-	-	-
Cash beginning of year	60,400	100	300	339	400	400
Cash end of year	$7,364	$100	$300	$339	$400	$400
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #69KAREEM	Series #59JFK	Series #04LEBRON	Series #85JORDAN	Series #GOLDENEYE	Series #MOONSHOE
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,244)	$(981)	$(1,440)	$(3,324)	$(1,140)	$(2,367)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,212	1,009	1,488	3,807	1,198	2,703
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	4	-
Insurance Payable	(52)	(28)	(132)	(567)	(62)	(336)
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	84	-	84	84	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash	-	-	-	-	-	-
Cash beginning of year	339	400	400	600	326	420
Cash end of year	$339	$400	$400	$600	$326	$420
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #03LEBRON2	Series #GRAPES	Series #34GEHRIG	Series #98KANGA	Series #06BRM	Series #DUNE
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,874)	$(981)	$(1,221)	$(2,355)	$(871)	$(944)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,970	1,018	1,288	2,615	907	960
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	(180)	(37)	(67)	(260)	(36)	(16)
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	84	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	-	-
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash	-	-	-	-	-	-
Cash beginning of year	320	400	339	420	400	460
Cash end of year	$320	$400	$339	$420	$400	$460
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #86FLEER	Series #WILDGUN	Series #58PELE2	Series #18LAMAR	Series #13GIANNIS	Series #AVENGERS1
Cash Flows from Operating Activities:
Net (Loss) / Income	$(2,405)	$(1,147)	$30,705	$-	$(1,203)	$58,057
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,528	1,217	426	-	1,119	1,333
(Gain) / Loss on sale of Asset	-	-	(39,200)	-	-	(75,000)
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	(207)	(70)	(33)	-	-	-
Income Taxes Payable	-	-	8,102	-	-	15,610
Due to the Manager or its Affiliates	84	-	-	-	84	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	-	-	-	-	(19,727)	(250,000)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	62,000	-	-	325,000
Cash provided by / (used in) investing activities	-	-	62,000	-	(19,727)	75,000

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	20,228	250,600
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	(180)	(140)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	(54,630)	-	-	(309,850)
Cash provided by / (used in) financing activities	-	-	(54,630)	-	20,048	(59,390)

Net change in cash	-	-	7,370	-	320	15,610
Cash beginning of year	805	400	805	7,278	-	-
Cash end of year	$805	$400	$8,175	$7,278	$320	$15,610
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #04MESSI	Series #AVENGE57	Series #03TACHE	Series #99TMB2	Series #PUNCHOUT	Series #BULLSRING
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,512)	$(931)	$(1,238)	$(1,463)	$(1,762)	$(3,658)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,512	931	1,238	1,463	1,762	3,658
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	27	-
Net cash (used in) / provided by operating activities	-	-	-	-	27	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(39,600)	(17,000)	(70,192)	(50,380)	(80,027)	(249,600)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(39,600)	(17,000)	(70,192)	(50,380)	(80,027)	(249,600)

Cash flow from financing activities:
Proceeds from sale of membership interests	40,647	17,602	70,936	50,900	80,600	250,742
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(242)	(202)	(344)	(180)	(152)	(242)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	40,405	17,400	70,592	50,720	80,448	250,500

Net change in cash	805	400	400	340	448	900
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$805	$400	$400	$340	$448	$900
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #70AARON	Series #96CHARZRD	Series #01TIGER	Series #ICECLIMB	Series #09COBB	Series #51HOWE
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,085)	$(1,496)	$(1,087)	$(1,643)	$(1,187)	$(1,302)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,085	1,496	1,087	1,643	1,187	1,302
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(16,202)	(58,046)	(15,682)	(70,000)	(27,681)	(39,600)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(16,202)	(58,046)	(15,682)	(70,000)	(27,681)	(39,600)

Cash flow from financing activities:
Proceeds from sale of membership interests	16,722	58,546	16,200	70,642	28,200	40,605
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(180)	(152)	(152)	(242)	(152)	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	16,542	58,394	16,048	70,400	28,048	40,605

Net change in cash	340	348	366	400	367	1,005
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$340	$348	$366	$400	$367	$1,005
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #96JORDAN2	Series #JUNGLEBOX	Series #59FLASH	Series #FOSSILBOX	Series #THOR	Series #POKEBLUE
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,532)	$(1,162)	$(961)	$(1,036)	$51,512	$(1,039)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,448	1,162	961	1,036	767	1,039
(Gain) / Loss on sale of Asset	-	-	-	-	(66,000)	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	13,721	-
Due to the Manager or its Affiliates	84	-	-	-	-	27
Net cash (used in) / provided by operating activities	-	-	-	-	-	27

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(48,648)	(30,130)	(58,033)	(18,045)	(195,000)	(20,027)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	261,000	-
Cash provided by / (used in) investing activities	(48,648)	(30,130)	(58,033)	(18,045)	66,000	(20,027)

Cash flow from financing activities:
Proceeds from sale of membership interests	49,269	30,700	58,721	18,721	195,630	20,600
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(321)	(152)	(321)	(321)	(229)	(152)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	(247,573)	-
Cash provided by / (used in) financing activities	48,948	30,548	58,400	18,400	(52,172)	20,448

Net change in cash	300	418	367	355	13,828	448
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$300	$418	$367	$355	$13,828	$448
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #98GTA	Series #PICNIC	Series #DOMINOS	Series #58PELE	Series #09CURRY	Series #84JORDAN
Cash Flows from Operating Activities:
Net (Loss) / Income	$(960)	$(1,504)	$(794)	$(3,958)	$(1,126)	$(4,025)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	960	1,504	794	3,958	1,043	3,937
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	4
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	84	84
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(13,245)	(48,000)	(8,600)	(288,000)	(23,106)	(317,986)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(13,245)	(48,000)	(8,600)	(288,000)	(23,106)	(317,986)

Cash flow from financing activities:
Proceeds from sale of membership interests	13,921	48,602	9,221	289,047	23,726	318,606
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(321)	(202)	(321)	(242)	(320)	(320)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	13,600	48,400	8,900	288,805	23,406	318,286

Net change in cash	355	400	300	805	300	300
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$355	$400	$300	$805	$300	$300
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #09BEAUX	Series #KEROUAC	Series #96JORDAN	Series #FEDERAL	Series #62BOND	Series #71TOPPS
Cash Flows from Operating Activities:
Net (Loss) / Income	$(889)	$(1,008)	$(1,341)	$(1,056)	$(936)	$(1,379)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	889	1,008	1,257	1,056	936	1,379
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	84	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(29,475)	(85,100)	(42,000)	(120,100)	(76,917)	(60,551)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(29,475)	(85,100)	(42,000)	(120,100)	(76,917)	(60,551)

Cash flow from financing activities:
Proceeds from sale of membership interests	30,075	85,702	42,600	120,700	77,780	61,051
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(174)	(202)	(152)	(180)	(152)	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	29,901	85,500	42,448	120,520	77,628	61,051

Net change in cash	426	400	448	420	711	500
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$426	$400	$448	$420	$711	$500
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #DEATON	Series #98ZELDA	Series #03JORDAN2	Series #WOLVERINE	Series #91JORDAN	Series #79GRETZKY
Cash Flows from Operating Activities:
Net (Loss) / Income	$(4,229)	$(974)	$(1,091)	$11,338	$(1,511)	$(7,797)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	4,229	974	1,091	599	1,428	7,755
(Gain) / Loss on sale of Asset	-	-	-	(14,967)	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	42
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	3,030	-	-
Due to the Manager or its Affiliates	-	106	-	-	84	-
Net cash (used in) / provided by operating activities	-	106	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(250,000)	(20,106)	(36,306)	(42,033)	(67,506)	(720,551)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	57,000	-	-
Cash provided by / (used in) investing activities	(250,000)	(20,106)	(36,306)	14,967	(67,506)	(720,551)

Cash flow from financing activities:
Proceeds from sale of membership interests	252,730	20,600	36,926	42,721	68,185	721,784
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(2,330)	-	(320)	(321)	(321)	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	(54,300)	-	-
Cash provided by / (used in) financing activities	250,400	20,600	36,606	(11,900)	67,864	721,784

Net change in cash	400	600	300	3,067	359	1,233
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$400	$600	$300	$3,067	$359	$1,233
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #17DUJAC	Series #FAUBOURG2	Series #MOSASAUR	Series #92JORDAN	Series #14KOBE	Series #03LEBRON3
Cash Flows from Operating Activities:
Net (Loss) / Income	$(713)	$(2,230)	$(2,615)	$(1,128)	$(1,430)	$(2,763)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	713	2,230	2,615	1,044	1,342	2,637
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	4	42
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	84	84	84
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(23,232)	(150,000)	(17,813)	(36,000)	(69,885)	(204,551)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(23,232)	(150,000)	(17,813)	(36,000)	(69,885)	(204,551)

Cash flow from financing activities:
Proceeds from sale of membership interests	23,832	150,629	20,543	36,600	70,385	205,051
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(174)	(229)	(2,330)	(152)	-	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	23,658	150,400	18,213	36,448	70,385	205,051

Net change in cash	426	400	400	448	500	500
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$426	$400	$400	$448	$500	$500
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #95TOPSUN	Series #09TROUT2	Series #59BOND	Series #OPEECHEE	Series #ROCKETBOX	Series #94JORDAN
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,119)	$(1,104)	$(788)	$(3,121)	$(869)	$(1,433)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,119	1,104	788	3,121	869	1,349
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	84
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(50,000)	(50,015)	(68,684)	(252,551)	(25,175)	(73,506)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(50,000)	(50,015)	(68,684)	(252,551)	(25,175)	(73,506)

Cash flow from financing activities:
Proceeds from sale of membership interests	50,600	50,600	69,184	253,051	25,821	74,217
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(132)	(132)	(152)	-	(321)	(320)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	50,468	50,468	69,032	253,051	25,500	73,897

Net change in cash	468	453	348	500	325	391
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$468	$453	$348	$500	$325	$391
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #18LUKA	Series #86DK3	Series #FANFOUR5	Series #16KOBE	Series #11BELAIR	Series #76PAYTON
Cash Flows from Operating Activities:
Net (Loss) / Income	$(859)	$16,313	$(687)	$(7,658)	$(574)	$(1,056)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	775	701	687	7,654	574	1,056
(Gain) / Loss on sale of Asset	-	(21,400)	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	4	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	4,386	-	-	-	-
Due to the Manager or its Affiliates	84	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(22,402)	(38,600)	(72,200)	(637,450)	(18,995)	(53,504)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	60,000	-	-	-	-
Cash provided by / (used in) investing activities	(22,402)	21,400	(72,200)	(637,450)	(18,995)	(53,504)

Cash flow from financing activities:
Proceeds from sale of membership interests	22,922	39,100	72,700	638,071	19,739	54,100
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(132)	(121)	(122)	(321)	(344)	(132)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	(55,985)	-	-	-	-
Cash provided by / (used in) financing activities	22,790	(17,006)	72,578	637,750	19,395	53,968

Net change in cash	388	4,394	378	300	400	464
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$388	$4,394	$378	$300	$400	$464
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #17MAHOMES	Series #85MJPROMO	Series #96KOBE	Series #99CHARZRD	Series #68RYAN	Series #MARADONA
Cash Flows from Operating Activities:
Net (Loss) / Income	$(2,557)	$(864)	$(1,233)	$(3,277)	$(1,087)	$(674)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,557	780	1,149	3,277	1,087	674
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	84	84	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(215,000)	(22,600)	(67,490)	(300,200)	(60,173)	(11,282)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(215,000)	(22,600)	(67,490)	(300,200)	(60,173)	(11,282)

Cash flow from financing activities:
Proceeds from sale of membership interests	215,600	23,100	67,990	301,050	60,673	11,932
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(132)	(132)	(122)	(121)	(122)	(321)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	215,468	22,968	67,868	300,929	60,551	11,611

Net change in cash	468	368	378	729	378	329
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$468	$368	$378	$729	$378	$329
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #POKEYELOW	Series #POKELUGIA	Series #XMEN1	Series #VANHALEN	Series #48JACKIE	Series #05MJLJ
Cash Flows from Operating Activities:
Net (Loss) / Income	$(953)	$(1,379)	$86,547	$(752)	$(3,864)	$(915)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	953	1,379	383	748	3,855	915
(Gain) / Loss on sale of Asset	-	-	(110,000)	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	4	9	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	23,070	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(46,500)	(95,000)	(215,000)	(54,306)	(340,000)	(72,000)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	325,000	-	-	-
Cash provided by / (used in) investing activities	(46,500)	(95,000)	110,000	(54,306)	(340,000)	(72,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	47,100	95,600	215,721	54,926	340,721	72,616
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(132)	(132)	(321)	(320)	(321)	(216)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	(302,520)	-	-	-
Cash provided by / (used in) financing activities	46,968	95,468	(87,120)	54,606	340,400	72,400

Net change in cash	468	468	22,880	300	400	400
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$468	$468	$22,880	$300	$400	$400
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #81MONTANA	Series #00MOUTON	Series #07DURANT	Series #56AARON	Series #85LEMIEUX	Series #87JORDAN
Cash Flows from Operating Activities:
Net (Loss) / Income	$(817)	$(251)	$(1,216)	$(566)	$(911)	$(622)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	813	251	1,216	566	911	622
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	4	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(63,100)	(23,449)	(116,108)	(41,099)	(78,217)	(45,246)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(63,100)	(23,449)	(116,108)	(41,099)	(78,217)	(45,246)

Cash flow from financing activities:
Proceeds from sale of membership interests	63,600	24,049	114,953	41,599	78,717	45,812
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	1,656	-	-	-
Distribution to RSE Archive	(122)	(174)	(198)	(123)	(181)	(266)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	63,478	23,875	116,411	41,476	78,536	45,546

Net change in cash	378	426	303	377	319	300
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$378	$426	$303	$377	$319	$300
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #AC23	Series #APPLE1	Series #GWLOTTO	Series #GYMBOX	Series #HUCKFINN	Series #NEOBOX
Cash Flows from Operating Activities:
Net (Loss) / Income	$(285)	$(4,066)	$(297)	$(377)	$(279)	$(608)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	285	3,978	297	377	279	608
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	88	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(24,000)	(742,908)	(26,209)	(15,157)	(18,100)	(40,383)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(24,000)	(742,908)	(26,209)	(15,157)	(18,100)	(40,383)

Cash flow from financing activities:
Proceeds from sale of membership interests	24,600	745,208	26,709	15,657	18,700	40,883
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(180)	(2,000)	(123)	(114)	(122)	(122)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	24,420	743,208	26,586	15,543	18,578	40,761

Net change in cash	420	300	377	386	478	378
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$420	$300	$377	$386	$478	$378
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #NEWTON	Series #NICKLAUS1	Series #POKEMON2	Series #POKERED	Series #RIVIERA	Series #SMB3
Cash Flows from Operating Activities:
Net (Loss) / Income	$(803)	$(558)	$(3,559)	$(540)	$(398)	$(442)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	803	558	3,517	540	398	438
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	42	-	-	4
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(255,100)	(34,499)	(375,000)	(34,500)	(22,812)	(21,500)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(255,100)	(34,499)	(375,000)	(34,500)	(22,812)	(21,500)

Cash flow from financing activities:
Proceeds from sale of membership interests	255,821	35,099	375,600	35,100	23,312	22,100
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(321)	(122)	(114)	(123)	(114)	(123)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	255,500	34,977	375,486	34,977	23,198	21,977

Net change in cash	400	478	486	477	386	477
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$400	$478	$486	$477	$386	$477
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #WALDEN	Series #WZRDOFOZ	Series #60ALI	Series #TORNEK	Series #DIMAGGIO3	Series #POKEMON3
Cash Flows from Operating Activities:
Net (Loss) / Income	$(277)	$(391)	$(1,814)	$(1,717)	$(4,529)	$(378)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	277	387	1,814	1,708	4,529	369
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	4	-	9	-	9
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(17,100)	(80,100)	(210,299)	(153,000)	(190,000)	(498,000)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(17,100)	(80,100)	(210,299)	(153,000)	(190,000)	(498,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	17,700	80,700	210,873	153,600	190,600	498,600
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(114)	(132)	(122)	-	(114)	(114)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	17,586	80,568	210,751	153,600	190,486	498,486

Net change in cash	486	468	452	600	486	486
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$486	$468	$452	$600	$486	$486
Membership Interests issued to Asset Seller as consideration	-	-	-	-	$225,000	$54,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #58PELE3	Series #09CURRY2	Series #85ERVING	Series #LJKOBE	Series #80ALI	Series #BATMAN2
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,766)	$(4,099)	$(349)	$45,331	$(675)	$(322)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,766	4,099	349	1,158	671	322
(Gain) / Loss on sale of Asset	-	-	-	(58,701)	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	83	4	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	12,129	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(180,778)	(453,149)	(37,499)	(156,299)	(60,299)	(76,000)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	215,000	-	-
Cash provided by / (used in) investing activities	(180,778)	(453,149)	(37,499)	58,701	(60,299)	(76,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	181,278	453,655	38,006	156,799	60,799	76,600
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(122)	(206)	(207)	(123)	(123)	(180)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	(203,220)	-	-
Cash provided by / (used in) financing activities	181,156	453,449	37,799	(46,544)	60,676	76,420

Net change in cash	378	300	300	12,157	377	420
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$378	$300	$300	$12,157	$377	$420
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #FLASH123	Series #99MJRETRO	Series #85GPK	Series #IPOD	Series #HGWELLS	Series #85JORDAN2
Cash Flows from Operating Activities:
Net (Loss) / Income	$(246)	$(538)	$(371)	$(427)	$(235)	$(2,378)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	246	538	371	339	235	2,369
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	88	-	9
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(25,000)	(43,870)	(13,632)	(22,210)	(40,100)	(230,000)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(25,000)	(43,870)	(13,632)	(22,210)	(40,100)	(230,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	25,600	44,370	11,380	22,711	40,700	230,600
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	2,765	-	-	-
Distribution to RSE Archive	(180)	(154)	(201)	(201)	(114)	(84)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	25,420	44,216	13,944	22,510	40,586	230,516

Net change in cash	420	346	312	300	486	516
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$420	$346	$312	$300	$486	$516
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #66ORR	Series #CONGRESS	Series #GRIFFEYJR	Series #01HALO	Series #87ZELDA	Series #EINSTEIN2
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,032)	$(362)	$(435)	$(318)	$(937)	$(288)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,032	362	435	318	928	288
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	9	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(42,306)	(98,300)	(14,946)	(13,813)	(100,063)	(70,000)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(42,306)	(98,300)	(14,946)	(13,813)	(100,063)	(70,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	43,083	99,021	15,546	14,350	100,600	70,600
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(321)	(321)	(181)	(122)	(180)	(180)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	42,762	98,700	15,365	14,228	100,420	70,420

Net change in cash	456	400	419	415	357	420
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$456	$400	$419	$415	$357	$420
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #SANTANA	Series #01TIGER2	Series #86JORDAN2	Series #TOPPSTRIO	Series #81BIRD	Series #97KOBE
Cash Flows from Operating Activities:
Net (Loss) / Income	$(288)	$(341)	$(603)	$(814)	$(470)	$(479)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	288	341	603	805	470	479
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	9	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(42,500)	(15,382)	(73,656)	(33,961)	(29,470)	(58,056)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(42,500)	(15,382)	(73,656)	(33,961)	(29,470)	(58,056)

Cash flow from financing activities:
Proceeds from sale of membership interests	43,100	15,901	74,352	29,200	29,200	58,613
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	5,326	770	-
Distribution to RSE Archive	(154)	(201)	(147)	(265)	(154)	(147)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	42,946	15,700	74,205	34,261	29,816	58,466

Net change in cash	446	318	549	300	346	410
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$446	$318	$549	$300	$346	$410
Membership Interests issued to Asset Seller as consideration	$15,000	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #XMEN94	Series #09RBLEROY	Series #04MESSI2	Series #THEROCK	Series #XLXMEN1	Series #03LEBRON5
Cash Flows from Operating Activities:
Net (Loss) / Income	$(227)	$(279)	$(418)	$(254)	$(210)	$(912)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	227	279	418	254	210	912
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(57,649)	(96,285)	(31,980)	(14,942)	(57,094)	(73,590)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(57,649)	(96,285)	(31,980)	(14,942)	(57,094)	(73,590)

Cash flow from financing activities:
Proceeds from sale of membership interests	58,155	97,029	32,581	11,380	57,600	74,190
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	4,159	-	-
Distribution to RSE Archive	(147)	(344)	(201)	(201)	(147)	(123)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	58,008	96,685	32,380	15,338	57,453	74,067

Net change in cash	359	400	400	396	359	477
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$359	$400	$400	$396	$359	$477
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #METEORITE	Series #SLASH	Series #00BRADY2	Series #89TMNT	Series #NESWWF	Series #PUNK9670
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,357)	$(169)	$(1,576)	$(301)	$(186)	$(85)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,357	169	1,576	259	183	2,122
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	42	-	-
Insurance Payable	-	-	-	-	3	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	95	27	4
Net cash (used in) / provided by operating activities	-	-	-	95	27	2,041

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(185,000)	(37,000)	(313,339)	(20,095)	(15,027)	(62,103)
Investment in Other Assets	-	-	-	-	-	(2,038)
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(185,000)	(37,000)	(313,339)	(20,095)	(15,027)	(64,141)

Cash flow from financing activities:
Proceeds from sale of membership interests	187,730	37,600	314,153	20,647	15,685	62,700
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(2,330)	-	(154)	(247)	(285)	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	185,400	37,600	313,999	20,400	15,400	62,700

Net change in cash	400	600	660	400	400	600
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$400	$600	$660	$400	$400	$600
Membership Interests issued to Asset Seller as consideration	$87,500	$13,000	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #18ALLEN	Series #CASTLEII	Series #36OWENS	Series #BAYC601	Series #60MANTLE	Series #PUNK8103
Cash Flows from Operating Activities:
Net (Loss) / Income	$(266)	$(179)	$(291)	$(79)	$(7,068)	$(70)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	266	176	282	3,521	7,059	3,443
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	9	-	9	-
Insurance Payable	-	3	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	22	27	99	108	-	-
Net cash (used in) / provided by operating activities	22	27	99	3,550	-	3,373

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(32,522)	(15,027)	(20,099)	(143,926)	(375,000)	(300,002)
Investment in Other Assets	-	-	-	(3,442)	-	(3,373)
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(32,522)	(15,027)	(20,099)	(147,368)	(375,000)	(303,375)

Cash flow from financing activities:
Proceeds from sale of membership interests	33,100	15,685	21,647	144,426	375,600	300,602
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(147)	(285)	(1,247)	-	(114)	-
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	32,953	15,400	20,400	144,426	375,486	300,602

Net change in cash	453	400	400	608	486	600
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$453	$400	$400	$608	$486	$600
Membership Interests issued to Asset Seller as consideration	-	-	-	-	$425,000	$199,998

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #GHOST1	Series #BROSGRIMM	Series #HENDERSON	Series #KIRBY	Series #20HERBERT	Series #03RONALDO
Cash Flows from Operating Activities:
Net (Loss) / Income	$(98)	$(292)	$(1,565)	$(248)	$(291)	$(624)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	96	292	1,565	238	270	592
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	9	-
Insurance Payable	2	-	-	10	12	32
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	27	-	-
Net cash (used in) / provided by operating activities	-	-	-	27	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(11,657)	(112,833)	(132,325)	(50,027)	(60,000)	(156,606)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(11,657)	(112,833)	(132,325)	(50,027)	(60,000)	(156,606)

Cash flow from financing activities:
Proceeds from sale of membership interests	12,161	113,333	132,638	50,685	60,685	157,381
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	188	-	-	-
Distribution to RSE Archive	(124)	-	(124)	(285)	(285)	(123)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	12,037	113,333	132,072	50,400	60,400	157,258

Net change in cash	380	500	377	400	400	652
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$380	$500	$377	$400	$400	$652
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #HONUS2	Series #MARX	Series #09HARDEN	Series #MEEB15511	Series #90BATMAN	Series #93JETER
Cash Flows from Operating Activities:
Net (Loss) / Income	$(378)	$(237)	$(196)	$(56)	$(237)	$(321)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	360	237	196	3,325	227	321
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	18	-	-	-	10	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	47	27	-
Net cash (used in) / provided by operating activities	-	-	-	3,316	27	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(85,806)	(105,100)	(23,256)	(67,782)	(50,027)	(15,165)
Investment in Other Assets	-	-	-	(3,269)	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(85,806)	(105,100)	(23,256)	(71,051)	(50,027)	(15,165)

Cash flow from financing activities:
Proceeds from sale of membership interests	86,306	105,700	23,756	68,282	50,685	15,340
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	375
Distribution to RSE Archive	(124)	(114)	(147)	-	(285)	(123)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	86,182	105,586	23,609	68,282	50,400	15,592

Net change in cash	376	486	353	547	400	427
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$376	$486	$353	$547	$400	$427
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #SIMPSONS1	Series #SPIDER129	Series #NESDK3	Series #BAYC7359	Series #CURIO10	Series #WILDTHING
Cash Flows from Operating Activities:
Net (Loss) / Income	$(114)	$(106)	$(412)	$(49)	$(44)	$(82)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	111	79	391	2,775	2,926	68
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	14
Insurance Payable	3	7	21	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	27	-	86	87	625	-
Net cash (used in) / provided by operating activities	27	(20)	86	2,813	3,507	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(15,027)	(36,146)	(100,086)	(165,389)	(67,319)	(15,100)
Investment in Other Assets	-	-	-	(2,726)	(2,882)	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(15,027)	(36,146)	(100,086)	(168,115)	(70,201)	(15,100)

Cash flow from financing activities:
Proceeds from sale of membership interests	15,685	36,646	100,685	165,902	67,819	15,747
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(285)	(124)	(285)	-	-	(247)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	15,400	36,522	100,400	165,902	67,819	15,500

Net change in cash	400	356	400	600	1,125	400
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$400	$356	$400	$600	$1,125	$400
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #1776	Series #98JORDAN2	Series #MACALLAN1	Series #BAYC9159	Series #FANTASY7	Series #SURFER4
Cash Flows from Operating Activities:
Net (Loss) / Income	$(3,044)	$(2,436)	$(582)	$(22)	$(204)	$(51)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	3,044	2,436	29	22	36	22
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	-	-	13	-	168	29
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	540	-	48	-
Net cash (used in) / provided by operating activities	-	-	-	-	48	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(1,451,500)	(288,908)	(11,914)	(139,750)	(35,048)	(67,208)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(1,451,500)	(288,908)	(11,914)	(139,750)	(35,048)	(67,208)

Cash flow from financing activities:
Proceeds from sale of membership interests	1,457,055	289,798	12,514	140,350	35,632	67,800
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(5,155)	(114)	-	-	(232)	(292)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	1,451,900	289,684	12,514	140,350	35,400	67,508

Net change in cash	400	776	600	600	400	300
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$400	$776	$600	$600	$400	$300
Membership Interests issued to Asset Seller as consideration	-	-	-	$48,750	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #OHTANI1	Series #OHTANI2	Series #WILT100	Series #PENGUIN	Series #KARUIZAWA	Series #KOMBAT
Cash Flows from Operating Activities:
Net (Loss) / Income	$(301)	$(257)	$(369)	$(46)	$(618)	$(209)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	284	244	348	29	16	21
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	-	-	-
Insurance Payable	17	13	21	17	62	188
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	540	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(81,006)	(65,100)	(100,000)	(52,289)	(57,868)	(79,566)
Investment in Other Assets	-	-	-	-	-	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(81,006)	(65,100)	(100,000)	(52,289)	(57,868)	(79,566)

Cash flow from financing activities:
Proceeds from sale of membership interests	81,506	65,600	100,638	52,881	58,468	80,158
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(124)	(124)	(238)	(292)	-	(292)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	81,382	65,476	100,400	52,589	58,468	79,866

Net change in cash	376	376	400	300	600	300
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$376	$376	$400	$300	$600	$300
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #APPLELISA	Series #98MANNING	Series #GIJOE	Series #BEATLES1	Series #SQUIG5847	Series #PACQUIAO
Cash Flows from Operating Activities:
Net (Loss) / Income	$(220)	$(66)	$(92)	$(103)	$(9)	$(42)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	206	12	12	11	1,207	12
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-
Accounts Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-
Accounts Payable	-	-	-	92	-	-
Insurance Payable	14	54	80	-	-	30
Income Taxes Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	154	-
Net cash (used in) / provided by operating activities	-	-	-	-	1,352	-

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-	-
Investment in Archive Asset	(96,049)	(19,000)	(37,726)	(20,906)	(56,240)	(14,150)
Investment in Other Assets	-	-	-	-	(1.198)	-
Proceeds from Sale of Archive Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(96,049)	(19,000)	(37,726)	(20,906)	(57,438)	(14,150)

Cash flow from financing activities:
Proceeds from sale of membership interests	96,587	19,638	38,295	21,439	56,740	14,782
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Archive	(238)	(238)	(231)	(233)	-	(232)
Proceeds from Loans	-	-	-	-	-	-
Repayment of Loans	-	-	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	96,349	19,400	38,064	21,206	56,740	14,550

Net change in cash	300	400	338	300	654	400
Cash beginning of year	-	-	-	-	-	-
Cash end of year	$300	$400	$338	$300	$654	$400
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2021

	Series #83JOBS	Series #BATMAN181	Series #HOBBIT	Consolidated
Cash Flows from Operating Activities:
Net (Loss) / Income	$(309)	$(30)	$(330)	$1,191,789
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	289	13	16	765,168
(Gain) / Loss on sale of Asset	-	-	-	(2,589,466)
Impairment loss on memorabilia	-	-	-	402,420
Accounts Receivable	-	-	-	(214,030)
Prepaid Insurance	-	-	-	6,566
Prepaid Storage	-	-	-	-
Accounts Payable	-	-	-	951,112
Insurance Payable	20	17	22	(36,895)
Income Taxes Payable	-	-	-	495,868
Due to the Manager or its Affiliates	-	-	292	(52,826)
Net cash (used in) / provided by operating activities	-	-	-	919,706

Cash flow from investing activities:
Deposits Archive Asset	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-
Investment in Archive Asset	(67,566)	(41,051)	(68,850)	(19,290,191)
Investment in Other Assets	-	-	-	(22,213)
Proceeds from Sale of Archive Asset	-	-	-	6,503,180
Cash provided by / (used in) investing activities	(67,566)	(41,051)	(68,850)	(12,809,224)

Cash flow from financing activities:
Proceeds from sale of membership interests	68,066	41,639	69,450	18,119,590
Proceeds / (Repayments) on borrowings from manager and affiliates, net	-	-	-	(2,077,239)
Distribution to Series	-	-	-	(1,465)
Contribution from Series to RSE Archive	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-
Capital Contribution	-	-	-	15,240
Distribution to RSE Archive	-	(238)	-	-
Proceeds from Loans	-	-	-	-
Repayment of Loans	-	-	-	-
Distribution of Gain on sale of assets to Members	-	-	-	(3,665,020)
Cash provided by / (used in) financing activities	68,066	41,401	69,450	12,391,106

Net change in cash	500	350	600	501,588
Cash beginning of year	-	-	-	201,881
Cash end of year	$500	$350	$600	$703,469
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	$1,068,248
Forgiveness of amounts due to manager and Contributed to the Company/Series	-	-	-	$406,725

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

RSE Archive, LLC (the “Company,” “RSE Archive,” “we,” “us,” or “our”) is a Delaware series limited liability company formed on January 3, 2019. The Company’s core business is the identification, acquisition, marketing and management of collectible items (including memorabilia and alcohol) and digital assets, collectively referred to as “Archive Assets” or the “Asset Class,” for the benefit of the investors. The Company is wholly owned and managed by RSE Archive Manager, LLC, a Delaware limited liability company (the “Manager”). The Manager is a single-member Delaware limited liability company wholly owned by Rally Holdings LLC (“Rally Holdings” or the “Asset Manager”). Rally Holdings is a single-member Delaware limited liability company wholly owned by RSE Markets, Inc., a Delaware corporation (“RSE Markets”). RSE Markets was the manager of the Company and served as the asset manager until March 26, 2021, at which point RSE Archive Manager, LLC and Rally Holdings replaced RSE Markets as Manager and Asset Manager, respectively. The Asset Manager is a technology and marketing company that operates the Rally Rd.™ platform (the “Platform”) and manages the Company, through the Manager, and the assets owned by the Company in its role as the Asset Manager of each Series.

The Company issues membership interests (the “Interests”) in a number of separate individual series (each, a “Series”) of the Company (each, an “Offering”). There will be a separate closing with respect to each Offering (each, a “Closing”). Each Series will own a unique Archive Asset (an “Underlying Asset”) and the assets and liabilities of each Series will be separate in accordance with Delaware law. A purchaser of Interests (an “Investor”) in any Series acquires a proportional share of assets, liabilities, profits, and losses as they pertain to a particular Series, and the sole assets and liabilities of any given Series at the time of an Offering related to that particular Series is a single Underlying Asset (plus any cash reserves for future Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses) as well as certain liabilities related to expenses pre-paid by the Asset Manager. Any individuals, dealers or auction company which owns an Underlying Asset prior to a purchase of an Underlying Asset by the Company in advance of a potential Offering or the Closing of an Offering from which proceeds are used to acquire the Underlying Asset are referred to as “Asset Sellers.” “Current Period” refers to the time period between January 1, 2022 and December 31, 2022. “Prior Period” refers to the time period between January 1, 2021 and December 31, 2021.

All voting rights, except as specified in the Operating Agreement or required by law, remain with the Manager (e.g., determining the type and quantity of general maintenance and other expenses required for the appropriate upkeep of each Underlying Asset, determining how to best commercialize the applicable Underlying Assets, evaluating potential sale offers and the liquidation of a Series). The Manager manages the ongoing operations of each Series in accordance with the Operating Agreement.

OPERATING AGREEMENT

General:

In accordance with the Operating Agreement, each Investor in a Series grants a power of attorney to the Manager. The Manager has the right to appoint officers of the Company and each Series.

Operating Expenses:

After the Closing of an Offering, each Series is responsible for its own Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses). Prior to the Closing, Operating Expenses are borne by the Manager or the Asset Manager and not reimbursed by the economic members of a particular Series. Should post-Closing Operating Expenses exceed revenues or cash reserves, the Manager or the Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the Series and be entitled to reimbursement of such amount from future revenues generated by the Series (the “Operating Expenses Reimbursement Obligation(s)”), on which the Manager or the Asset Manager may impose a rate of interest, and/or (c) cause additional Interests to be issued in order to cover such additional amounts, which Interests may be issued to existing or new Investors, and may include the Manager or its affiliates or the Asset Manager.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Fees:

Sourcing Fee: The Manager expects to receive a fee, as determined by the Manager, at the Closing of each successful Offering for its services of sourcing the Underlying Assets (the “Sourcing Fee”), which may be waived by the Manager in its sole discretion.

Brokerage Fee:  With respect to Offerings, the broker of record (the “BOR”) received a fee (the “Brokerage Fee”) of 1.0% of the cash proceeds from the Offering for facilitating the sale of securities.

Custody Fee: With respect to Offerings, the custodian of Interests (the “Custodian”), holding custody of the securities upon issuance, will receive a fee equal to the greater of (i) 0.75% on Interests sold in an Offering and (ii) $500 (the “Custody Fee”).

Free Cash Flow Distributions:

At the discretion of the Manager, a Series may make distributions of Free Cash Flow (as described in Note F – Free Cash Flow Distributions and Management Fees) to both the holders of economic Interests in the form of a dividend and the Manager in the form of a Management Fee (as described in Note F – Free Cash Flow Distributions and Management Fees).

In the case that Free Cash Flow (as described in Note F – Free Cash Flow Distributions and Management Fees) is available for distribution and such distributions are made, at the sole discretion of the Manager, the Investors will receive no less than 50% of Free Cash Flow available for distribution and the Manager will receive up to 50% of Free Cash Flow available for distribution in the form of a Management Fee (as described in Note F – Free Cash Flow Distributions and Management Fees) for management of the applicable Underlying Asset. The Management Fee is accounted for as an expense to the relevant Series rather than a distribution from Free Cash Flow.

Success Fee:

Upon the sale of an Underlying Asset associated with a Series whose initial Offering commenced on or after January 1, 2023, if the Capital Proceeds, as defined in the Operating Agreement, are greater than an amount equal to 110% of the Offering Amount of the Series, as defined in the Operating Agreement, then the Asset Manager shall be entitled to be paid by the Series an amount (the “Success Fee”) calculated as follows:

•If the Capital Proceeds are equal to an amount greater than 110% of the Offering Amount of the related Series but less than or equal to 120% of the Offering Amount of such Series, then the Success Fee shall be an amount equal to 10% of the amount by which the Capital Proceeds exceed 110% of the Offering Amount; or

•If the Capital Proceeds are equal to an amount greater than 120% of the Offering Amount of the related Series, then the Success Fee shall be an amount equal to the sum of one percent (1%) of the Offering Amount plus twenty percent (20%) of the amount by which the Capital Proceeds exceed 120% of the Offering Amount.

The Asset Manager may, in its sole discretion, waive any or all of the Success Fee.  The Company has not yet commenced any new Offerings after December 31, 2022, and therefore no Series are currently subject to the Success Fee.

Other:

The Manager is responsible for covering its own expenses. Certain of the Underlying Assets, such as NFTs, are self-insured by the Manager, the Asset Manager and the Series that owns the underlying NFT, and all take the full risk of loss on these Underlying Assets.

LIQUIDITY AND CAPITAL RESOURCES

The Company has experienced net losses and negative operating cash flows since inception and neither the Company nor any Series has generated revenues or profits in the Current Period or Prior Period, except for certain Underlying

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Assets that were sold for gains and certain Series that generate investment income (see Note A – Description of Organization and Business Operations – Asset Dispositions).

On a total consolidated basis, the Company generated the following: Income / (Loss), Net Working Capital, and Retained Earnings / (Accumulated Deficits). Additionally, each listed Series for which an Underlying Asset was owned as of the end of the Current Period and the end of the Prior Period has incurred net losses since their respective dates of acquisition and have an accumulated deficit at the end of the Current Period and at the end of the Prior Period, except for certain Series that have net income in the Current Period generated from receiving investment income.

Period	Income / (Loss)	Net Working Capital	Retained Earnings / (Accumulated Deficit)
Current Period	$479,917	($1,188,902)	($2,039,206)
Prior Period	$1,191,789	($6,863,617)	($955,394)

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

All of the liabilities on the balance sheet as of the end of the Current Period are obligations to third-parties or the Manager. All of these liabilities, other than ones for which the Manager does not seek reimbursement, will be covered through the proceeds of future Offerings for the various Series of Interests. The Company and the Series finance their business activities through capital contributions from the Manager or its affiliates and from members to the individual Series. Until such time as any Series have the capacity to generate cash flows from operations, the Manager may cover any deficits through additional capital contributions or the issuance of additional Interests in any individual Series. In addition, parts of the proceeds of future Offerings may be used to create reserves for future Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses) for individual Series once the Offerings are closed, listed in the table above, at the sole discretion of the Manager. There can be no assurance that the Manager or RSE Markets, Inc. will continue or have the ability to fund operations or provide financial support to the Company and each listed Series. If the Company and each listed Series does not continue to obtain financing from the Manager or RSE Markets, Inc. they will be unable to pay their obligations as they come due, including the obligation of each listed Series. As a result, these conditions raise substantial doubt about the Company's and each listed Series' ability to continue as a going concern for the twelve months following the date of this filing.

No revenue models have been demonstrated at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time. We will update the appropriate disclosure at such time as revenue models have been demonstrated. However, from time to time, the Company or a Series may receive income from other sources such as an NFT airdrop event or NFT conference, that are recognized as investment income. During the Current Period, no free cash flow distributions were made and no management fee was distributed. Each Series will continue to incur Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses) including, but not limited to storage, insurance, transportation and maintenance expenses, marketing expense and professional fees, on an ongoing basis.

Cash on the books of the Company is reserved for funding future pre-Closing Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses) or Acquisition Expenses (as described in Note B – Summary of Significant Accounting Policies – Capital Assets), as the case may be. Cash on the books of each Series is reserved for funding of post-Closing Operating Expenses. During the Current Period, the Manager paid for the Operating Expenses related to the Company and any Series that has closed Offerings and elected not to be reimbursed. When the Manager pays for certain Operating Expenses related to a Series that have closed Offerings and elects not to be reimbursed, these payments are accounted for as capital contributions and are further described in Note B – Summary of Significant Accounting Policies – Operating Expenses.

INITIAL OFFERINGS

All Series, for which a closing had occurred as of the date of the financial statements that had commenced operations, was capitalized and had assets. Additionally, various Series have liabilities. The table outlined in Note B – Summary of Significant Accounting Policies – Members’ Equity outlines all Offerings for which a Closing has occurred during the Current Period and the Prior Period.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

ASSET DISPOSITIONS

During the Current Period and the Prior Period, the Company received purchase offers for the Underlying Assets listed in the tables below. Per the terms of the Operating Agreement, the Company, together with the Manager and the Manager’s Advisory Board has evaluated the offers in light of the preferences of Investors in the related Series as expressed by the nonbinding voting results of a poll of such Investors on the question whether to sell the Underlying Assets. The Manager has determined that it is in the interest of the Investors to sell the Underlying Asset. In certain instances, the Company may decide to sell an Underlying Asset, that is on the books of the Company, but for which no Offering has occurred and the Underlying Asset was not transferred to an applicable Series before the sale. In these instances, the anticipated Offering for the Series related to such Underlying Asset is cancelled and no securities are sold.

Underlying Assets sold during the Current Period are as follows:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Series	Underlying Asset	Date of Sale Agreement	Total Sale Price	Carrying Value	Gain on Sale / (Loss)	Corporate Level Taxes on Gain on Sale	Total Initial Offering Price / Per Interests	Total Distribution to Investors / Per Interests
#88JORDAN	1988 Michael Jordan Nike Air Jordan III Sneakers	12/2/2022	$61,500	$20,000	$41,500	$8,082	$22,000 / $11.00	$54,370 / $27.18
#24RUTHBAT	1924 George "Babe" Ruth Professional Model Bat	3/21/2022	$270,000	$250,006	$19,994	$2,480	$255,000 / $85.00	$268,517 / $89.50
#BATMAN1	1940 D.C. Comics Batman #1 CGC FR/GD 1.5	10/3/2022	$103,950	$68,577	$35,373	$6,937	$71,000 / $71.00	$97,421 / $97.42
#51MANTLE	1951 Bowman #253 Mickey Mantle Card	4/15/2022	$65,000	$29,500	$35,500	$7,206	$34,000 / $17.00	$58,314 / $29.15
#03LEBRON	2003-2004 Upper Deck Exquisite Collection LeBron James Patches Autographs Card	1/31/2022	$56,000	$25,000	$31,000	$6,195	$34,000 / $17.00	$50,325 / $25.16
#TOS39	1963 Tales of Suspense #39 CGC NM 9.4 comic book	1/31/2022	$240,000	$120,000	$120,000	$24,910	$135,000 / $45.00	$215,550 / $71.84
#JUSTICE1	1960 Justice League of America #1 CGC NM+ 9.6 comic book	6/1/2022	$225,000	$190,000	$35,000	$6,999	$215,000 / $43.00	$218,401 / $43.68
#51HOWE	1951 Parkhurst Gordie Howe Card graded PSA NM-MT 8	1/28/2022	$52,000	$39,600	$12,400	$2,392	$45,000 / $9.00	$50,600 / $10.12
#58PELE	1958 Alifabolaget #635 Pelé Rookie Card graded PSA MINT 9	2/11/2022	$1,331,269	$288,000	$1,043,269	$218,313	$315,000 / $10.00	$1,113,525 / $35.35
#96JORDAN	1996 Michael Jordan Game Worn and Dual Signed ‘Player Sample’ Air Jordan 11 “Concord”	12/28/2022	$92,135	$42,000	$50,135	$10,094	$48,000 / $4.00	$82,356 / $6.86
#14KOBE	2014 Kobe Bryant Game Worn and Signed Lakers Jersey	1/21/2022	$95,000	$69,885	$25,115	$5,040	$78,000 / $8.00	$90,460 / $9.27
#17MAHOMES	2017 National Treasures Black #161 Patrick Mahomes II Rookie Patch Autograph Card graded BGS NM-MT 8	1/24/2022	$350,000	$215,000	$135,000	$27,812	$300,000 / $12.00	$322,656 / $12.90

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

#20HERBERT	2020 National Treasures #158 Justin Herbert Autographed Patch Rookie Card graded BGS 9.5	7/8/2022	$86,400	$60,000	$26,400	$5,373	$70,000 / $7.00	$81,377 / $8.13
#APEOD	Audemars Piguet Royal Oak Offshore "End of Days" Ref.25770SN.O.0001KE.01	2/4/2022	$28,000	$28,000	$0	(1)	(1)	(1)
#00NEWMAN	Signed Sparco race suit worn by Paul Newman during the 2000 Rolex 24 Hours of Daytona Race Series	12/18/2022	$8,100	$13,198	$(5,098)	(1)	(1)	(1)
#13MUSIGNY	Two cases of three (3) bottles of 2013 Musigny, Domaine Leroy	1/31/2022	$240,889	$222,720	$18,169	(1)	(1)	(1)
#14CARR	2014 National Treasures Silver #296 Derek Carr Signed Patch Rookie Card graded GEM MT 10 by PSA	4/14/2022	$6,500	$6,500 (Initial Purchase Price $16,600)	$0	(1)	(1)	(1)
#POKEDEMO	1998 Pokémon Demo Game Sealed Booster Pack published by Wizards of the Coast graded PSA GEM MT 10	4/14/2022	$2,200	$2,401 (Initial Purchase Price $26,400)	$(201)	(1)	(1)	(1)
#65NAMATH	1965 Topps #122 Joe Namath Rookie Card graded PSA NM-MT+ 8.5	4/21/2022	$200,000	$198,299	$1,701	(1)	(1)	(1)
#61MANTLE	1961 Topps Dice Game Mickey Mantle Card graded PSA Poor 1	8/22/2022	$338,000	$338,299 (Initial Purchase Price $372,000)	$(299)	(1)	(1)	(1)
#57ROBINSN	1957 Topps #35 Frank Robinson Rookie Card graded PSA MINT 9	3/24/2022	$48,000	$48,117	$(117)	(1)	(1)	(1)
#NIKEPROTO	Pair of 1970's Bill Bowerman Handmade Waffle Spike Shoes for Runner John Mays Before Nikes's Founding	4/13/2022	$200,000	$201,815	$(1,815)	(1)	(1)	(1)
#84ELWAY	1984 Topps Football #63 John Elway Rookie Card graded PSA GEM MT 10	9/27/2022	$5,890	$7,160	($1,270)	(1)	(1)	(1)

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

#86EWING	1986 Fleer Sticker #6 Patrick Ewing Rookie Card graded PSA GEM MT 10	9/27/2022	$3,664	$4,000	($336)	(1)	(1)	(1)
#08BOLT	2008 Sports Illustrated For Kids Usain Bolt Rookie Card graded BGS 9.5	12/21/2022	$391	$18,010	$(17,619)	(1)	(1)	(1)
#92HAMM	1992 Sports Illustrated For Kids Mia Hamm Rookie Card graded BGS 9.5	12/21/2022	$829	$10,081	$(9,252)	(1)	(1)	(1)
#ORIGIN	1859 First Edition copy of On The Origin Of Species By Charles Darwin	12/14/2022	$190,000	$265,100	$(75,100)	(1)	(1)	(1)
#03FEDERER	2003 NetPro Elite 100 Glossy #G3 Roger Federer Rookie Card graded BGS 9.5	12/21/2022	$3,681	$10,035	$(6,354)	(1)	(1)	(1)
Total			$4,304,398	$2,791,303	$1,513,095	$331,833		$2,704,121

(1)At the time of the sale the Underlying Asset was still owned by RSE Archive, LLC and not by any Series

Underlying Asset sold in the Prior Period:

Series	Underlying Asset	Date of Sale Agreement	Total Sale Price	Carrying Value	Gain on Sale / (Loss)	Corporate Level Taxes on Gain on Sale	Total Initial Offering Price / Per Interests	Total Distribution to Investors / Per Interests
#58PELE2	1958 Editora Aquarela Pelé Card graded PSA NM 7	2/26/2021	$62,000	$22,800	$39,200	$8,102	$26,500 / $5.00	$54,630 / $10.30
#AF15	1962 Amazing Fantasy #15 CGC VF 8.0 comic book	6/7/2021	$240,000	$189,000	$51,000	$10,518	$200,000 / $25.00	$229,840 / $28.73
#TMNT	1984 Teenage Mutant Ninja Turtles #1 CGC VF/NM 9.8 comic book	6/7/2021	$100,000	$59,000	$41,000	$8,405	$65,000 / $65.00	$91,990 / $91.99
#FANFOUR1	1961 Fantastic Four #1 CGC VF+ 8.5 comic book	6/14/2021	$126,000	$100,063	$25,937	$5,216	$105,000 / $52.50	$121,220 / $60.61
#XMEN1	1963 X-Men #1 CGC NM 9.4 comic book	6/21/2021	$325,000	$215,000	$110,000	$23,070	$240,000 / $20.00	$302,520 / 25.21
#APROAK (4)	Audemars Piguet Royal Oak Jumbo A-Series Ref.5402	6/28/2021	$110,000	$72,500	$37,500	$7,264	$75,000 / $75.00	$103,970 / $103.97
#AVENGERS1	1963 Avengers #1 CGC NM + 9.6 comic book	7/9/2021	$325,000	$250,000	$75,000	$15,610	$270,000 / $54.00	$309,850 / $61.97

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

#THOR	1962 Journey Into Mystery #83 CGC NM 9.4	7/14/2021	$261,000	$195,000	$66,000	$13,721	$215,000 / $20.00	$247,573 / $23.03
#HULK1	1962 The Incredible Hulk #1 CGC VF 8.0	7/19/2021	$116,000	$87,006	$28,994	$5,753	$89,000 / $44.50	$110,520 / $55.26
#WOLVERINE	1974 Incredible Hulk #181 comic book graded NM/M 9.8 by CGC	7/22/2021	$57,000	$42,033	$14,967	$3,030	$47,500 / $9.50	$54,300 / $10.86
#DAREDEV1	1964 Daredevil #1 CGC VF/NM 9.0 comic book	7/26/2021	$22,080	$9,500	$12,580	$2,461	$11,500 / $1.00	$19,895 / $1.73
#SUPER14	1942 Superman #14 CGC NM 9.4 comic book	8/3/2021	$156,000	$120,000	$36,000	$7,353	$130,000 / $25.00	$149,084 / $28.67
#85MARIO	1985 Factory-Sealed NES Super Mario Bros. Wata 9.8 A+	8/9/2021	$2,000,000	$140,000	$1,860,000	$390,081	$150,000 / $50.00	$1,610,400 / $536.80
#86DK3	1986 Donkey Kong 3 Sealed [Hangtab, 2 Code, Mid-Production], NES Nintendo graded Wata 9.2 A+	8/30/2021	$60,000	$38,600	$21,400	$4,386	$43,500 / $10.00	$55,985 / $12.87
#LJKOBE	2002 LeBron James High School Game Worn Sneakers Gifted by Kobe Bryant.	11/15/2021	$215,000	$156,299	$58,701	$12,129	$180,000 / $10.00	$203,220 / $11.29
1962 Amazing Fantasy #15 CGC VG+ 4.5 (1, 2)		3/10/2021	$26,100	$26,106	($6)	(1)	(1)	(1)
1937 Heisman Memorial Trophy Awarded to Yale University Halfback Clint Frank (1, 3)		7/13/2021	$338,000	$338,000	$0	(1)	(1)	(1)
1955 Topps #164 Roberto Clemente Rookie Card graded PSA MINT 9 (1)		8/12/2021	$1,000,000	$950,000	$50,000	(1)	(1)	(1)
1967 Topps #569 Rod Carew A.L. Rookie Stars graded PSA Gem Mint 10 (1)		11/22/2021	$190,000	$186,299	$3,701	(1)	(1)	(1)
1947 Jackie Robinson Original News Photograph Authenticated by PSA/DNA Type 1		11/22/2021	$356,000	$360,299	($4,299)	(1)	(1)	(1)
1985 NES Excitebike Hangtab Video Game graded Wata 9.6 A++ (1)		11/29/2021	$210,000	$150,000	$60,000	(1)	(1)	(1)
1959 Topps #10 Jim Brown Card graded PSA GEM MT 10 (1)		12/10/2021	$208,000	$206,208	$1,792	(1)	(1)	(1)
Total			$6,503,180	$3,913,713	$2,589,466	$517,099		$3,664,997

Note: Total Distribution to Interest Holders includes cash on balance sheet of Series and is net of corporate level taxes on gain on sale.

(1)At the time of the sale the Underlying Asset was still owned by RSE Archive, LLC and not by any Series.

(2)There was an impairment charge to 1962 Amazing Fantasy #15 CGC VG+ 4.5 in 2020 for $4,400.

(3)There was an impairment charge to 1937 Heisman Memorial Trophy Awarded to Yale University Halfback Clint Frank in 2021 for $72,000.

(4)The sale of the Underlying Asset is a related party transaction.

Upon disposition of the Underlying Asset, the Series is dissolved upon payment of their current corporate tax liabilities and any sales tax remittance.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

Any Offerings that close as of the date of the financial statements are issued under Tier 2 of Regulation A+ and qualified under an Offering Statement. As such, upon the closing of the Series, separate financial statements are presented for each such Series, and each is consolidated in the financial statements of the Company after eliminating inter-company balances and transactions.

2.Use of Estimates:

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near-term due to one or more future confirming events.  Accordingly, the actual results could differ significantly from our estimates.

3.Cash and Cash Equivalents:

The Company considers all short-term investments with an original maturity of three months or less when purchased, or otherwise acquired, to be cash equivalents.

4.Offering Expenses:

Offering expenses (the “Offering Expenses”) related to the Offering for a specific Series consist of underwriting, legal, accounting, escrow, compliance, filing and other expenses incurred through the balance sheet date that are directly related to a proposed Offering and will generally be charged to members' equity upon the completion of the proposed Offering. Expenses that are incurred prior to the Closing of an Offering for such Series, that are funded by the Manager and will generally be reimbursed through the proceeds of the Offering related to the Series. However, the Manager has agreed to pay and not be reimbursed for Offering Expenses incurred with respect to the Offerings for all Series that have had a Closing as of the date of the financial statements and potentially other future Offerings.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

5.Operating Expenses:

Operating Expenses (as described below) related to a particular Underlying Asset include storage, insurance, transportation (other than the initial transportation from the Underlying Asset’s location to the Manager’s storage facility prior to the Offering, which is treated as an Acquisition Expense (as described in Note B – Summary of Significant Accounting Policies – Capital Assets), maintenance, bookkeeping and accounting fees and other Underlying Asset specific expenses as detailed in the Manager’s allocation policy, together the “Operating Expenses.”  We distinguish between pre-Closing and post-Closing Operating Expenses. Operating Expenses are expensed as incurred.

Except as disclosed with respect to any future Offering, expenses of this nature that are incurred prior to the Closing of an Offering of Series of Interests, are funded by the Manager and are not reimbursed by the Company, the Series or economic members. Expenses in this case are treated as capital contributions from the Manager to the Company and are summarized in the table below:

Period	Pre-Closing Operating Expense Capital Contributions	Post-Closing Operating Expense Capital Contributions	Total
Current Period	$517,518	$399,772	$917,290
Prior Period	$400,804	$362,899	$763,703

During the Current Period and Prior Period, the Company incurred pre-Closing Operating Expenses and individual Series that had closed Offerings incurred post-Closing Operating Expenses not including gains on sale and investment income as presented in the Consolidated Statements of Operations.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

6.Capital Assets:

Underlying Assets are recorded at cost. The cost of the Underlying Assets includes the purchase price, including any deposits for the Underlying Asset funded by the Manager and “Acquisition Expenses”, which include transportation of the Underlying Asset to the Manager’s storage facility, pre-purchase inspection, pre-Offering refurbishment, and other costs detailed in the Manager’s allocation policy.

The Company treats Underlying Assets as collectible and therefore the Company will not depreciate or amortize the Underlying Assets going forward. The Underlying Assets are considered long-lived assets as well as indefinite-lived intangible assets and will be subject to an annual test for impairment. These Underlying Assets are reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the fair value of the asset. An impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. The following impairment charges were recognized during the Current Period and Prior Period.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

	Series	Impairment loss on memorabilia	Total
2022	#96CHARZRD	$7,877	$601,580
	#71TOPPS	$9,600
	#OPEECHEE	$42,000
	#96KOBE	$24,000
	#POKEYELOW	$21,300
	#POKELUGIA	$18,900
	#07DURANT	$15,099
	#FLASH123	$5,200
	#00BRADY2	$60,899
	#BAYC601	$3,282
	#90BATMAN	$23,600
	#BAYC7359	$3,127
	#BAYC9159	$14,276
	#BAYC4612	$2,821
	#BAYC8827	$3,492
	#MACALLAN2 (1)	$6,802
	#MAYC5750	$3,127
	#CONTRA (1)	$42,543
	#61MANTLE (1)	$34,000
	#03LEBRON6 (1)	$91,154
	#MEGACRACK (1)	$60,800
	#MBAPPE (1)	$16,583
	#96CHROME (1)	$8,868
	#91WOLVRIN (1)	$36,875
	#84JORDAN2 (1)	$5,206
	#APOLLO14 (1)	$33,969
	#49ROYCAMP (1)	$6,180
2021	#85GPK	$4,356	$402,420
	#66ORR	$43,200
	#TOPPSTRIO	$41,256
	#HENDERSON	$48,100
	#80TOPPS	$36,600
	#03LEBRON5	$21,410
	#49ROYCAMP	$20,400
	#GRIFFEYJR	$15,054
	#04PHELPS	$8,000
	#81BIRD	$10,800
	#93JETER	$15,985
	#THEROCK	$2,939
	#04MESSI2	$13,020
	#37HEISMAN	$72,000 (1)
	#96KOBE2	$15,000
	#14CARR	$10,100
	#POKEDEMO	$24,200

(1) Impairment charges for this Series or Underlying Asset was recognized prior to the Series Offering and are included in the Consolidated balances

The Underlying Assets are initially purchased by the Company, either prior to launching an Offering or through the exercising of a purchase option simultaneous with the Closing of an Offering for a particular Series. At Closing of an Offering for a Series of Interests the Underlying Assets, including capitalized Acquisition Expenses, are then transferred to the Series. Underlying Assets are transferred at cost less any impairment, and the Company receives cash from the Series from the proceeds of the Offering. The Company uses the proceeds of the transfer to pay off any debt or amounts owed under purchase options and Acquisition Expenses. Acquisition Expenses related to a particular Series, which are incurred prior to the Closing of an Offering, are initially funded by the Manager but will be reimbursed with the proceeds from an Offering related to such Series, to the extent described in the applicable Offering document. The Company does, however, retain additional cash from the proceeds of the Offering on the Series balance sheet to cover Acquisition Expenses that are anticipated prior to the Closing but incurred after the Closing of an Offering. Acquisition Expenses are capitalized into the cost of the Underlying Asset as per the table below. The Series uses the remaining cash to

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

repay any accrued interest on loans or marketing expenses related to the preparation of the marketing materials for a particular Offering, by distributing the applicable amount to the Company, accounted for as “Distribution to RSE Archive” on the balance sheet. Furthermore, the Series distributes the appropriate amounts for Brokerage Fee, the Custody Fee and, if applicable, the Sourcing Fee using cash from the Offering. Should a proposed Offering prove to be unsuccessful, the Company will not reimburse the Manager and these expenses will be accounted for as capital contributions, and the Acquisition Expenses will be expensed.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company, through non-interest-bearing payments from the Manager or loans from officers of the Manager and third-parties, has acquired Underlying Assets since the beginning of the Prior Period. For all Archive Assets held as of the end of the Current Period and Prior Period, the following table presents all costs capitalized on the acquisition of Underlying Assets during the Current Period and Prior Period.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Capitalized Costs
Applicable Series		Purchase Price / Down payment	Acquisition Costs	Impairment	Total
#52MANTLE	(1)	$125,000	$-	$-	$125,000
#71MAYS	(1)	52,500	-	-	52,500
#RLEXPEPSI	(1)	16,800	-	-	16,800
#10COBB	(1)	35,000	-	-	35,000
#POTTER	(1)	65,000	5,100	-	70,100
#TWOCITIES	(1)	12,000	100	-	12,100
#FROST	(1)	10,000	100	-	10,100
#BIRKINBLU	(1)	55,500	-	-	55,500
#SMURF	(1)	29,500	-	-	29,500
#70RLEX	(1)	17,900	28	-	17,928
#EINSTEIN	(1)	11,000	100	-	11,100
#HONUS	(1)	500,028	-	-	500,028
#75ALI	(1)	44,000	65	-	44,065
#BIRKINBOR	(1)	50,000	-	-	50,000
#33RUTH	(1)	74,000	-	-	74,000
#SPIDER1	(1)	20,000	-	-	20,000
#BATMAN3	(1)	75,000	-	-	75,000
#ULYSSES	(1)	22,000	100	-	22,100
#ROOSEVELT	(1)	17,000	200	-	17,200
#56MANTLE	(1)	9,000	-	-	9,000
#AGHOWL	(1)	15,500	100	-	15,600
#18ZION	(1)	13,500	45	-	13,545
#SNOOPY	(1)	24,000	-	-	24,000
#APOLLO11	(1)	30,000	-	-	30,000
#YOKO	(1)	12,500	100	-	12,600
#HIMALAYA	(1)	130,000	-	-	130,000
#38DIMAGGIO	(1)	20,000	6	-	20,006
#55CLEMENTE	(1)	36,000	6	-	36,006
#LOTR	(1)	27,500	100	-	27,600
#CATCHER	(1)	11,500	100	-	11,600
#BOND1	(1)	37,000	100	-	37,100
#SUPER21	(1)	7,000	23	-	7,023
#BIRKINTAN	(1)	25,000	244	-	25,244
#GMTBLACK1	(1)	25,000	30	-	25,030
#61JFK	(1)	16,250	100	-	16,350
#POKEMON1	(1)	118,000	-	-	118,000
#LINCOLN	(1)	64,000	925	-	64,925
#STARWARS1	(1)	10,000	-	-	10,000
#68MAYS	(1)	32,000	83	-	32,083
#56TEDWILL	(1)	80,000	-	-	80,000
#CAPTAIN3	(1)	35,500	23	-	35,523
#CHURCHILL	(1)	6,500	100	-	6,600
#SHKSPR4	(1)	105,000	100	-	105,100
#03KOBE	(1)	44,000	-	-	44,000
#03JORDAN	(1)	33,000	-	-	33,000
#39TEDWILL	(1)	27,750	-	-	27,750
#94JETER	(1)	39,000	-	-	39,000
#2020TOPPS	(1)	98,000	-	-	98,000
#05LATOUR	(1)	7,442	-	-	7,442
#16SCREAG	(1)	31,944	-	-	31,944
#14DRC	(1)	45,980	-	-	45,980
#86RICE	(1)	20,000	-	-	20,000
#57MANTLE	(1)	8,000	-	-	8,000
#FAUBOURG	(1)	115,000	-	-	115,000
#SOBLACK	(1)	50,000	253	-	50,253
#GATSBY	(1)	185,000	100	-	185,100
#93DAYTONA	(1)	37,000	-	-	37,000
#09TROUT	(1)	225,000	-	-	225,000
#57STARR	(1)	8,000	-	-	8,000
#03KOBE2	(1)	21,000	-	-	21,000

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Capitalized Costs
Applicable Series		Purchase Price / Down payment	Acquisition Costs	Impairment	Total
#JOBSMAC	(1)	35,000	-	-	35,000
#16PETRUS	(1)	38,236	-	-	38,236
#ALICE	(1)	9,200	100	-	9,300
#SPIDER10	(1)	18,000	-	-	18,000
#62MANTLE	(1)	132,000	-	-	132,000
#BATMAN6	(1)	23,500	-	-	23,500
#CLEMENTE2	(1)	60,000	-	-	60,000
#79STELLA	(1)	61,500	28	-	61,528
#TKAM	(1)	28,500	100	-	28,600
#DIMAGGIO2	(1)	17,625	79	-	17,704
#13BEAUX	(1)	21,877	-	-	21,877
#ANMLFARM	(1)	8,700	100	-	8,800
#NASA1	(1)	250,000	4,457	-	254,457
#00BRADY	(1)	35,123	61	-	35,184
#85NES	(1)	26,000	-	-	26,000
#69KAREEM	(1)	23,200	61	-	23,261
#59JFK	(1)	23,000	100	-	23,100
#04LEBRON	(1)	44,000	-	-	44,000
#85JORDAN	(1)	240,000	-	-	240,000
#GOLDENEYE	(1)	22,800	74	-	22,874
#MOONSHOE	(1)	150,000	-	-	150,000
#03LEBRON2	(1)	90,100	127	-	90,227
#GRAPES	(1)	31,000	100	-	31,100
#34GEHRIG	(1)	29,676	61	-	29,737
#98KANGA	(1)	150,000	-	-	150,000
#06BRM	(1)	15,720	-	-	15,720
#DUNE	(1)	10,500	100	-	10,600
#86FLEER	(1)	146,400	-	-	146,400
#WILDGUN	(1)	24,000	-	-	24,000
#13GIANNIS	(1)	19,600	127	-	19,727
#04MESSI	(1)	39,600	-	-	39,600
#AVENGE57	(1)	17,000	-	-	17,000
#03TACHE	(1)	70,192	-	-	70,192
#99TMB2	(1)	50,300	80	-	50,380
#PUNCHOUT	(1)	80,000	27	-	80,027
#BULLSRING	(1)	249,600	-	-	249,600
#70AARON	(1)	16,122	80	-	16,202
#96CHARZRD	(1)	57,877	169	7,877	50,169
#01TIGER	(1)	15,600	82	-	15,682
#ICECLIMB	(1)	70,000	-	-	70,000
#09COBB	(1)	27,600	81	-	27,681
#96JORDAN2	(1)	47,880	768	-	48,648
#JUNGLEBOX	(1)	30,100	30	-	30,130
#59FLASH	(1)	58,000	33	-	58,033
#FOSSILBOX	(1)	18,000	45	-	18,045
#POKEBLUE	(1)	20,000	27	-	20,027
#98GTA	(1)	13,200	45	-	13,245
#PICNIC	(1)	48,000	-	-	48,000
#DOMINOS	(1)	8,468	132	-	8,600
#09CURRY	(1)	22,800	306	-	23,106
#84JORDAN	(1)	312,500	5,486	-	317,986
#09BEAUX	(1)	29,475	-	-	29,475
#KEROUAC	(1)	85,000	100	-	85,100
#FEDERAL	(1)	120,000	100	-	120,100
#62BOND	(1)	76,455	462	-	76,917
#71TOPPS	(1)	60,000	551	9,600	50,951
#DEATON	(1)	250,000	-	-	250,000
#98ZELDA	(1)	20,000	106	-	20,106
#03JORDAN2	(1)	36,000	306	-	36,306
#91JORDAN	(1)	67,200	306	-	67,506

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Capitalized Costs
Applicable Series		Purchase Price / Down payment	Acquisition Costs	Impairment	Total
#79GRETZKY	(1)	720,000	551	-	720,551
#17DUJAC	(1)	23,232	-	-	23,232
#FAUBOURG2	(1)	150,000	-	-	150,000
#MOSASAUR	(1)	17,813	-	-	17,813
#92JORDAN	(1)	36,000	-	-	36,000
#03LEBRON3	(1)	204,000	551	-	204,551
#95TOPSUN	(1)	50,000	-	-	50,000
#09TROUT2	(1)	50,000	15	-	50,015
#59BOND	(1)	68,221	463	-	68,684
#OPEECHEE	(1)	252,000	551	42,000	210,551
#ROCKETBOX	(1)	25,100	75	-	25,175
#94JORDAN	(1)	73,200	306	-	73,506
#18LUKA	(1)	22,322	80	-	22,402
#FANFOUR5	(1)	72,000	200	-	72,200
#16KOBE	(1)	631,200	6,250	-	637,450
#11BELAIR	(1)	18,995	-	-	18,995
#76PAYTON	(1)	53,500	4	-	53,504
#85MJPROMO	(1)	22,500	100	-	22,600
#96KOBE	(1)	67,200	290	24,000	43,490
#99CHARZRD	(1)	300,000	200	-	300,200
#68RYAN	(1)	60,000	173	-	60,173
#MARADONA	(1)	11,211	71	-	11,282
#POKEYELOW	(1)	46,500	-	21,300	25,200
#POKELUGIA	(1)	95,000	-	18,900	76,100
#VANHALEN	(1)	54,000	306	-	54,306
#48JACKIE	(1)	340,000	-	-	340,000
#05MJLJ	(1)	72,000	-	-	72,000
#81MONTANA	(1)	63,000	100	-	63,100
#00MOUTON	(1)	23,449	-	-	23,449
#07DURANT	(1)	115,200	908	15,099	101,009
#56AARON	(1)	40,800	299	-	41,099
#85LEMIEUX	(1)	78,000	217	-	78,217
#87JORDAN	(1)	45,100	146	-	45,246
#AC23	(1)	24,000	-	-	24,000
#APPLE1	(1)	736,863	6,045	-	742,908
#GWLOTTO	(1)	25,713	496	-	26,209
#GYMBOX	(1)	15,000	157	-	15,157
#HUCKFINN	(1)	18,000	100	-	18,100
#NEOBOX	(1)	40,133	250	-	40,383
#NEWTON	(1)	255,000	100	-	255,100
#NICKLAUS1	(1)	34,499	-	-	34,499
#POKEMON2	(1)	375,000	-	-	375,000
#POKERED	(1)	34,500	-	-	34,500
#RIVIERA	(1)	22,680	132	-	22,812
#SMB3	(1)	21,500	-	-	21,500
#WALDEN	(1)	17,000	100	-	17,100
#WZRDOFOZ	(1)	80,000	100	-	80,100
#60ALI	(1)	210,000	299	-	210,299
#TORNEK	(1)	153,000	-	-	153,000
#DIMAGGIO3	(1)	415,000	-	-	415,000
#POKEMON3	(1)	552,000	-	-	552,000
#58PELE3	(1)	180,000	778	-	180,778
#09CURRY2	(1)	451,200	1,949	-	453,149
#85ERVING	(1)	37,200	299	-	37,499
#80ALI	(1)	60,000	299	-	60,299
#BATMAN2	(1)	76,000	-	-	76,000
#FLASH123	(1)	25,000	-	5,200	19,800
#99MJRETRO	(1)	43,200	670	-	43,870
#85GPK	(1)	17,900	88	4,356	13,632
#IPOD	(1)	21,995	215	-	22,210

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Capitalized Costs
Applicable Series		Purchase Price / Down payment	Acquisition Costs	Impairment	Total
#HGWELLS	(1)	40,000	100	-	40,100
#85JORDAN2	(1)	230,000	-	-	230,000
#66ORR	(1)	85,200	306	43,200	42,306
#CONGRESS	(1)	98,200	100	-	98,300
#GRIFFEYJR	(1)	30,000	-	15,054	14,946
#01HALO	(1)	13,750	63	-	13,813
#87ZELDA	(1)	100,000	63	-	100,063
#EINSTEIN2	(1)	70,000	-	-	70,000
#SANTANA	(1)	57,500	-	-	57,500
#01TIGER2	(1)	15,300	82	-	15,382
#86JORDAN2	(1)	73,200	456	-	73,656
#TOPPSTRIO	(1)	75,000	217	41,256	33,961
#81BIRD	(1)	39,600	670	10,800	29,470
#97KOBE	(1)	57,600	456	-	58,056
#XMEN94	(1)	57,555	94	-	57,649
#09RBLEROY	(1)	96,285	-	-	96,285
#04MESSI2	(1)	45,000	-	13,020	31,980
#THEROCK	(1)	17,878	4	2,939	14,942
#XLXMEN1	(1)	57,000	94	-	57,094
#03LEBRON5	(1)	95,000	-	21,410	73,590
#METEORITE	(1)	272,500	-	-	272,500
#SLASH	(1)	50,000	-	-	50,000
#00BRADY2	(1)	312,000	1,339	60,899	252,440
#89TMNT	(1)	20,000	95	-	20,095
#NESWWF	(1)	15,000	27	-	15,027
#PUNK9670	(1)	62,100	4	-	62,103
#18ALLEN	(1)	32,500	22	-	32,522
#CASTLEII	(1)	15,000	27	-	15,027
#36OWENS	(1)	20,000	99	-	20,099
#BAYC601	(1)	143,818	6,343	3,282	146,879
#60MANTLE	(1)	800,000	-	-	800,000
#PUNK8103	(1)	500,000	-	-	500,000
#GHOST1	(1)	11,561	96	-	11,657
#BROSGRIMM	(1)	112,500	333	-	112,833
#HENDERSON	(1)	180,100	325	48,100	132,325
#KIRBY	(1)	50,000	27	-	50,027
#03RONALDO	(1)	156,000	606	-	156,606
#HONUS2	(1)	85,200	606	-	85,806
#MARX	(1)	105,000	100	-	105,100
#09HARDEN	(1)	22,800	456	-	23,256
#MEEB15511	(1)	67,735	47	-	67,782
#90BATMAN	(1)	50,000	27	23,600	26,427
#93JETER	(1)	31,100	50	15,985	15,165
#SIMPSONS1	(1)	15,000	27	-	15,027
#SPIDER129	(1)	36,000	146	-	36,146
#NESDK3	(1)	100,000	86	-	100,086
#BAYC7359	(1)	165,302	6,220	3,127	168,395
#CURIO10	(1)	66,694	625	-	67,319
#WILDTHING	(1)	15,000	100	-	15,100
#1776	(1)	1,450,000	1,500	-	1,451,500
#98JORDAN2	(1)	288,000	908	-	288,908
#MACALLAN1	(1)	11,914	-	-	11,914
#BAYC9159	(1)	188,500	38,079	14,276	212,303
#FANTASY7	(1)	35,000	48	-	35,048
#SURFER4	(1)	67,000	208	-	67,208
#OHTANI1	(1)	80,400	606	-	81,006
#OHTANI2	(1)	65,000	100	-	65,100
#WILT100	(1)	100,000	-	-	100,000
#PENGUIN	(1)	52,111	178	-	52,289
#KARUIZAWA	(1)	57,868	-	-	57,868

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Capitalized Costs
Applicable Series		Purchase Price / Down payment	Acquisition Costs	Impairment	Total
#KOMBAT	(1)	79,200	366	-	79,566
#APPLELISA	(1)	94,949	1,100	-	96,049
#98MANNING	(1)	19,000	-	-	19,000
#GIJOE	(1)	37,663	63	-	37,726
#BEATLES1	(1)	20,313	593	-	20,906
#SQUIG5847	(1)	56,086	154	-	56,240
#PACQUIAO	(1)	14,150	-	-	14,150
#83JOBS	(1)	66,466	1,100	-	67,566
#BATMAN181	(1)	41,001	50	-	41,051
#HOBBIT	(1)	68,750	100	-	68,850
#POPEYE	(1)	90,000	77	-	90,077
#PUNK5883	(1)	560,000	-	-	560,000
#HAMILTON1	(1)	28,800	-	-	28,800
#OBIWAN	(1)	9,999	76	-	10,075
#SMB2	(1)	280,000	134	-	280,134
#GIANNIS2	(1)	360,000	670	-	360,670
#86BONDS	(1)	6,500	35	-	6,535
#IPADPROTO	(1)	10,200	-	-	10,200
#MOBYDICK	(1)	60,000	100	-	60,100
#03SERENA	(1)	75,000	-	-	75,000
#BAYC4612	(1)	660,000	5,797	2,821	662,976
#18OSAKA	(1)	10,000	100	-	10,100
#05RODGERS	(1)	50,000	-	-	50,000
#IROBOT	(1)	5,000	131	-	5,131
#LEICAGOLD	(1)	27,570	481	-	28,051
#FORTNITE	(1)	13,200	143	-	13,343
#IOMMI	(1)	50,000	-	-	50,000
#MARIO64	(1)	102,000	143	-	102,143
#GWTW	(1)	21,250	73	-	21,323
#NEWWORLD	(1)	10,625	131	-	10,756
#JAWA	(1)	25,063	63	-	25,126
#GWLETTER	(1)	135,000	-	-	135,000
#MARIOKART	(1)	66,000	143	-	66,143
#96KOBE2	(1)	240,000	1,339	15,000	226,339
#SHOWCASE4	(1)	67,000	36	-	67,036
#BAYC8827	(1)	770,000	6,478	3,492	772,987
#15COBB	(1)	70,000	-	-	70,000
#BRADBURY	(1)	13,750	131	-	13,881
#MACALLAN2	(1)	35,402	-	6,802	28,600
#BEATLES2	(1)	21,888	222	-	22,110
#92TIGER	(1)	64,000	26	-	64,026
#DOOD6921	(1)	39,000	-	-	39,000
#HIRST1	(1)	17,336	144	-	17,480
#GRIFFEY2	(1)	13,701	78	-	13,779
#SKYWALKER	(1)	14,278	110	-	14,388
#85GPK2	(1)	22,400	439	-	22,839
#19HAALAND	(1)	36,533	19	-	36,552
#MEGALODON	(1)	450,000	-	-	450,000
#KELLER	(1)	11,250	310	-	11,560
#GODFATHER	(1)	10,500	100	-	10,600
#MAYC5750	(1)	56,518	6,242	3,127	59,633
#SUPREMEPB	(1)	52,500	2,495	-	54,995
#MJTICKET	(1)	140,000	49	-	140,049
#COOLCAT	(1)	18,000	85	-	18,085
#BLASTOISE	(1)	216,000	412	-	216,412
#MACALLAN3	(1)	18,794	-	-	18,794
#SUPERMAN6	(1)	20,350	92	-	20,442
#MOONPASS	(1)	4,500	31	-	4,531
#90FANTASY	(1)	12,000	-	-	12,000
#CONTRA	(2)	60,000	143	42,543	17,600

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

		Capitalized Costs
Applicable Series		Purchase Price / Down payment	Acquisition Costs	Impairment	Total
#49ROYCAMP	(2)	63,000	299	26,579	36,720
#03LEBRON6	(2)	120,000	-	91,155	28,845
#MEGACRACK	(2)	74,000	-	60,800	13,200
#MBAPPE	(2)	21,655	98	16,583	5,170
#96CHROME	(2)	31,200	218	8,868	22,550
#91WOLVRIN	(2)	43,200	-	36,875	6,325
#NOUN160	(2)	174,495	16	-	174,510
#ALDRIN11	(2)	129,694	1,083	-	130,777
#ENIGMA	(2)	299,981	2,550	-	302,531
#03LEBRON4	(2)	252,000	218	-	252,218
#08LEBRON	(2)	150,000	-	-	150,000
#FURY	(2)	27,500	100	-	27,600
#TENDER	(2)	25,000	100	-	25,100
#PHOF-LINC	(2)	26,500	325	-	26,825
#PHOF-1984	(2)	20,500	-	-	20,500
#APOLLO14	(2)	52,500	135	33,969	18,666
#NYCMAP	(2)	-	100	-	100
Total – Current Period		$ 29,188,726	$ 145,472	$ 813,894	$ 28,520,304
Total before Current Period		$31,068,304	$84,907	$357,426	$30,795,785

(1)Offering for Series Interests closed as of the end of the Current Period and Underlying Asset owned by applicable Series.

(2)At the end of the Current Period owned by the Company and not by any Series. To be owned by the applicable Series as of the Closing of the applicable Offering.

7.Members’ Equity:

Members’ equity for the Company and any Series consists of Membership Contributions, Capital Contributions, Distributions and Retained Earnings/ (Accumulated Deficit).

Membership Contributions are made to a Series from a successful Closing of an Offering and are calculated by taking the amount of Interests sold in an Offering, net of Brokerage Fee, Custody Fee and Sourcing Fee as shown in the table below. In the case of a particular Offering, the Brokerage Fee, the Custody Fee and Sourcing Fee (which may be waived by the Manager) related to the Offering are paid from the proceeds of the successfully closed Offering. These expenses will not be incurred by the Company, the applicable Series or the Manager, if an Offering does not close as of the end of the Current Period. The Interests that are issued by each individual Series do not provide the investors with any voting rights in the Series other than those detailed in the Company’s Operating Agreement. All of the control and operating decisions relating to the operations of a Series are held by the Manager in accordance with the terms of the Operating Agreement.

Capital Contributions are made by the Manager to cover Operating Expenses for which the Manager has elected not to be reimbursed. In addition, in the case of a Closing for which a deficiency of offering proceeds over the required cash outlays exists, the Manager will make an additional capital contribution to the Series to cover any such deficiencies, which is represented as a “Capital Contribution for shortfall at Offering close”.

The table below outlines Membership Contributions and Uses for closed Offerings:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Membership Contribution and Uses at Closing as of the end of the Current Period
Applicable Series	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Total
#52MANTLE (1)	10/25/2019	$ 132,000	$ 1,320	$ 3,090	$ 990	$ 126,600
#71MAYS	10/31/2019	57,000	570	1,830	500	54,100
#RLEXPEPSI	11/6/2019	17,800	178	22	500	17,100
#10COBB	11/14/2019	39,000	390	1,510	500	36,600
#POTTER	11/21/2019	72,000	720	-	540	70,740
#TWOCITIES	11/21/2019	14,500	145	55	500	13,800
#FROST	11/21/2019	13,500	135	865	500	12,000
#BIRKINBLU	11/27/2019	58,000	580	170	500	56,750
#SMURF	11/27/2019	34,500	345	2,905	500	30,750
#70RLEX	12/6/2019	20,000	200	50	500	19,250
#EINSTEIN	12/13/2019	14,500	145	855	500	13,000
#HONUS	12/26/2019	520,000	5,200	5,572	3,900	505,328
#75ALI	12/29/2019	46,000	460	-	500	45,040
#BIRKINBOR	2/20/2020	52,500	525	225	500	51,250
#33RUTH	2/26/2020	77,000	770	603	578	75,050
#SPIDER1	3/4/2020	22,000	220	230	500	21,050
#BATMAN3	3/4/2020	78,000	780	585	585	76,050
#ULYSSES	3/10/2020	25,500	255	695	500	24,050
#ROOSEVELT	3/10/2020	19,500	195	1,008	500	17,797
#56MANTLE	3/11/2020	10,000	100	-	500	9,400
#AGHOWL	3/11/2020	19,000	190	810	500	17,500
#18ZION	4/2/2020	15,000	150	200	500	14,150
#SNOOPY	4/7/2020	25,500	255	-	500	24,745
#APOLLO11	4/19/2020	32,000	320	130	500	31,050
#YOKO	5/11/2020	16,000	160	840	500	14,500
#HIMALAYA	5/27/2020	140,000	1,400	6,300	1,050	131,250
#38DIMAGGIO	6/4/2020	22,000	220	680	500	20,600
#55CLEMENTE	6/4/2020	38,000	380	520	500	36,600
#LOTR	6/12/2020	29,000	290	10	500	28,200
#CATCHER	6/12/2020	12,500	125	25	500	11,850
#BOND1	6/12/2020	39,000	390	510	500	37,600
#SUPER21	6/17/2020	8,500	85	615	500	7,300
#BIRKINTAN	6/25/2020	28,000	280	1,520	500	25,700
#GMTBLACK1	6/25/2020	28,000	280	1,520	500	25,700
#61JFK	7/7/2020	23,000	230	5,520	500	16,750
#POKEMON1	7/8/2020	125,000	1,250	4,213	938	118,600
#LINCOLN	7/9/2020	80,000	800	13,900	600	64,700
#STARWARS1	7/14/2020	12,000	120	980	500	10,400
#68MAYS	7/26/2020	39,000	390	5,510	500	32,600
#56TEDWILL	7/26/2020	90,000	900	7,825	675	80,600
#CAPTAIN3	7/30/2020	37,000	370	464	500	35,666
#CHURCHILL	8/6/2020	7,500	75	25	500	6,900
#SHKSPR4	8/6/2020	115,000	1,150	7,282	863	105,705
#03KOBE	8/16/2020	50,000	500	4,400	500	44,600
#03JORDAN	8/16/2020	41,000	410	6,490	500	33,600
#39TEDWILL	8/24/2020	28,000	280	-	500	27,220
#94JETER	8/24/2020	45,000	450	4,450	500	39,600
#2020TOPPS	8/25/2020	100,000	1,000	100	750	98,150
#05LATOUR	9/15/2020	9,800	98	1,161	500	8,042
#16SCREAG	9/15/2020	39,000	390	5,566	500	32,544
#14DRC	9/15/2020	54,000	540	6,380	500	46,580
#86RICE	9/15/2020	23,000	230	1,670	500	20,600
#57MANTLE	9/21/2020	8,000	80	-	500	7,420
#FAUBOURG	9/21/2020	150,000	1,500	31,675	1,125	115,700
#SOBLACK	10/1/2020	56,000	560	4,087	500	50,853
#GATSBY	10/1/2020	200,000	2,000	10,800	1,500	185,700
#93DAYTONA	10/1/2020	42,000	420	3,480	500	37,600
#09TROUT	10/8/2020	225,000	2,250	-	1,688	221,063
#57STARR	10/8/2020	8,000	80	-	500	7,420
#03KOBE2	10/22/2020	23,000	230	641	500	21,629

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Membership Contribution and Uses at Closing as of the end of the Current Period
Applicable Series	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Total
#JOBSMAC	10/22/2020	50,000	500	13,168	500	35,832
#16PETRUS	11/3/2020	45,000	450	5,214	500	38,836
#ALICE	11/3/2020	12,000	120	1,480	500	9,900
#SPIDER10	11/3/2020	21,000	210	1,688	500	18,602
#62MANTLE	11/4/2020	150,000	1,500	14,775	1,125	132,600
#BATMAN6	11/4/2020	27,000	270	2,330	500	23,900
#CLEMENTE2	11/9/2020	70,000	700	8,173	525	60,602
#79STELLA	11/16/2020	69,000	690	5,693	518	62,100
#TKAM	11/16/2020	32,000	320	1,980	500	29,200
#DIMAGGIO2	11/18/2020	21,000	210	2,036	500	18,254
#13BEAUX	11/23/2020	25,500	255	2,124	500	22,621
#ANMLFARM	11/23/2020	10,000	100	434	500	8,966
#NASA1	11/25/2020	300,000	3,000	39,763	2,250	254,987
#00BRADY	11/30/2020	45,000	450	8,298	500	35,752
#85NES	11/30/2020	32,000	320	4,321	500	26,859
#69KAREEM	12/7/2020	27,500	275	2,896	500	23,829
#59JFK	12/7/2020	26,000	260	1,538	500	23,702
#04LEBRON	12/7/2020	50,000	500	4,371	500	44,629
#85JORDAN	12/7/2020	250,000	2,500	5,025	1,875	240,600
#GOLDENEYE	12/14/2020	25,000	250	808	500	23,442
#MOONSHOE	12/14/2020	180,000	1,800	26,250	1,350	150,600
#03LEBRON2	12/14/2020	100,000	1,000	7,523	750	90,728
#GRAPES	12/14/2020	39,000	390	6,408	500	31,702
#34GEHRIG	12/14/2020	35,000	350	3,845	500	30,305
#98KANGA	12/14/2020	170,000	1,700	16,425	1,275	150,600
#06BRM	12/14/2020	18,500	185	1,351	500	16,464
#DUNE	12/22/2020	13,250	133	1,418	500	11,200
#86FLEER	12/22/2020	165,000	1,650	14,666	1,238	147,447
#WILDGUN	12/22/2020	28,000	280	2,591	500	24,629
#13GIANNIS	1/13/2021	25,000	250	4,023	500	20,228
#04MESSI	1/13/2021	45,000	450	3,403	500	40,647
#AVENGE57	1/13/2021	20,000	200	1,698	500	17,602
#03TACHE	1/13/2021	78,000	780	5,699	585	70,936
#99TMB2	1/13/2021	60,000	600	8,000	500	50,900
#PUNCHOUT	1/13/2021	90,000	900	7,825	675	80,600
#BULLSRING	1/13/2021	300,000	3,000	44,008	2,250	250,742
#70AARON	1/13/2021	18,000	180	598	500	16,722
#96CHARZRD	1/13/2021	65,000	650	5,304	500	58,546
#01TIGER	1/13/2021	18,500	185	1,615	500	16,200
#ICECLIMB	1/13/2021	80,000	800	7,958	600	70,642
#09COBB	1/19/2021	32,000	320	2,980	500	28,200
#96JORDAN2	1/19/2021	54,000	540	3,691	500	49,269
#JUNGLEBOX	1/19/2021	34,500	345	2,955	500	30,700
#59FLASH	1/25/2021	65,000	650	5,129	500	58,721
#FOSSILBOX	1/25/2021	21,000	210	1,569	500	18,721
#POKEBLUE	1/27/2021	24,000	240	2,660	500	20,600
#98GTA	1/27/2021	15,750	158	1,172	500	13,921
#PICNIC	1/27/2021	54,000	540	4,358	500	48,602
#DOMINOS	1/27/2021	11,000	110	1,169	500	9,221
#09CURRY	2/2/2021	25,000	250	524	500	23,726
#84JORDAN	2/2/2021	375,000	3,750	49,831	2,813	318,606
#09BEAUX	2/2/2021	34,000	340	3,085	500	30,075
#KEROUAC	2/7/2021	98,000	980	10,583	735	85,702
#FEDERAL	2/7/2021	150,000	1,500	26,675	1,125	120,700
#62BOND	2/7/2021	93,000	930	13,593	698	77,780
#71TOPPS	2/17/2021	68,000	680	5,759	510	61,051
#DEATON	2/17/2021	285,000	2,850	27,283	2,138	252,730
#98ZELDA	2/17/2021	23,500	235	2,165	500	20,600
#03JORDAN2	2/22/2021	42,000	420	4,154	500	36,926
#91JORDAN	2/24/2021	70,000	700	590	525	68,185

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Membership Contribution and Uses at Closing as of the end of the Current Period
Applicable Series	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Total
#79GRETZKY	2/25/2021	800,000	8,000	64,216	6,000	721,784
#17DUJAC	3/8/2021	26,000	260	1,408	500	23,832
#FAUBOURG2	3/8/2021	165,000	1,650	11,483	1,238	150,629
#MOSASAUR	3/15/2021	30,000	300	8,658	500	20,543
#92JORDAN	3/15/2021	42,000	420	4,480	500	36,600
#03LEBRON3	3/15/2021	230,000	2,300	20,924	1,725	205,051
#95TOPSUN	3/15/2021	60,000	600	8,300	500	50,600
#09TROUT2	3/16/2021	56,000	560	4,340	500	50,600
#59BOND	3/16/2021	82,000	820	11,381	615	69,184
#OPEECHEE	3/16/2021	300,000	3,000	41,699	2,250	253,051
#ROCKETBOX	3/22/2021	28,500	285	1,894	500	25,821
#94JORDAN	3/22/2021	85,000	850	9,295	638	74,217
#18LUKA	4/6/2021	26,500	265	2,813	500	22,922
#FANFOUR5	4/6/2021	80,000	800	5,900	600	72,700
#16KOBE	4/6/2021	800,000	8,000	147,929	6,000	638,071
#11BELAIR	4/6/2021	22,000	220	1,541	500	19,739
#76PAYTON	4/6/2021	65,000	650	9,750	500	54,100
#85MJPROMO	4/6/2021	28,000	280	4,120	500	23,100
#96KOBE	4/9/2021	77,000	770	7,662	578	67,990
#99CHARZRD	4/9/2021	350,000	3,500	42,825	2,625	301,050
#68RYAN	4/9/2021	70,000	700	8,102	525	60,673
#MARADONA	4/9/2021	14,000	140	1,428	500	11,932
#POKEYELOW	4/13/2021	55,000	550	6,850	500	47,100
#POKELUGIA	4/13/2021	110,000	1,100	12,475	825	95,600
#VANHALEN	4/15/2021	62,000	620	5,954	500	54,926
#48JACKIE	4/15/2021	375,000	3,750	27,717	2,813	340,721
#05MJLJ	7/1/2021	82,000	820	7,949	615	72,616
#81MONTANA	7/1/2021	70,000	700	5,175	525	63,600
#00MOUTON	7/1/2021	27,000	270	2,181	500	24,049
#07DURANT	7/1/2021	117,000	1,170	-	878	114,953
#56AARON	7/1/2021	50,000	500	7,401	500	41,599
#85LEMIEUX	7/1/2021	87,500	875	7,251	656	78,717
#87JORDAN	7/1/2021	50,000	500	3,188	500	45,812
#AC23	7/1/2021	28,000	280	2,620	500	24,600
#APPLE1	7/1/2021	825,000	8,250	65,355	6,188	745,208
#GWLOTTO	7/1/2021	35,000	350	7,442	500	26,709
#GYMBOX	7/1/2021	18,000	180	1,663	500	15,657
#HUCKFINN	7/1/2021	22,000	220	2,580	500	18,700
#NEOBOX	7/1/2021	45,000	450	3,167	500	40,883
#NEWTON	7/1/2021	300,000	3,000	38,929	2,250	255,821
#NICKLAUS1	7/1/2021	40,000	400	4,001	500	35,099
#POKEMON2	7/1/2021	415,000	4,150	32,138	3,113	375,600
#POKERED	7/1/2021	40,000	400	4,000	500	35,100
#RIVIERA	7/1/2021	30,000	300	5,888	500	23,312
#SMB3	7/1/2021	25,000	250	2,150	500	22,100
#WALDEN	7/1/2021	20,500	205	2,095	500	17,700
#WZRDOFOZ	7/1/2021	90,000	900	7,725	675	80,700
#60ALI	7/14/2021	235,000	2,350	20,014	1,763	210,873
#TORNEK	7/14/2021	165,000	1,650	8,513	1,238	153,600
#DIMAGGIO3	7/14/2021	450,000	4,500	26,525	3,375	415,600
#POKEMON3	7/14/2021	600,000	6,000	36,900	4,500	552,600
#58PELE3	7/28/2021	225,000	2,250	39,785	1,688	181,278
#09CURRY2	7/28/2021	525,000	5,250	62,158	3,938	453,655
#85ERVING	7/28/2021	45,000	450	6,044	500	38,006
#80ALI	7/28/2021	75,000	750	12,888	563	60,799
#BATMAN2	7/28/2021	85,000	850	6,913	638	76,600
#FLASH123	7/28/2021	29,000	290	2,610	500	25,600
#99MJRETRO	7/28/2021	50,000	500	4,630	500	44,370
#85GPK	7/28/2021	12,000	120	-	500	11,380
#IPOD	7/28/2021	25,000	250	1,539	500	22,711

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Membership Contribution and Uses at Closing as of the end of the Current Period
Applicable Series	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Total
#HGWELLS	8/2/2021	46,500	465	4,835	500	40,700
#85JORDAN2	8/2/2021	280,000	2,800	44,500	2,100	230,600
#66ORR	8/9/2021	50,000	500	5,917	500	43,083
#CONGRESS	8/9/2021	120,000	1,200	18,879	900	99,021
#GRIFFEYJR	8/9/2021	20,000	200	3,754	500	15,546
#01HALO	8/9/2021	17,000	170	1,980	500	14,350
#87ZELDA	8/9/2021	115,000	1,150	12,388	863	100,600
#EINSTEIN2	8/9/2021	80,000	800	8,000	600	70,600
#SANTANA	8/9/2021	75,000	750	15,588	563	58,100
#01TIGER2	8/9/2021	17,000	170	429	500	15,901
#86JORDAN2	8/11/2021	80,000	800	4,249	600	74,352
#TOPPSTRIO	8/25/2021	30,000	300	-	500	29,200
#81BIRD	8/25/2021	30,000	300	-	500	29,200
#97KOBE	8/25/2021	65,000	650	5,237	500	58,613
#XMEN94	8/25/2021	65,000	650	5,695	500	58,155
#09RBLEROY	9/1/2021	107,500	1,075	8,590	806	97,029
#04MESSI2	9/1/2021	35,000	350	1,569	500	32,581
#THEROCK	9/1/2021	12,000	120	-	500	11,380
#XLXMEN1	9/7/2021	64,000	640	5,260	500	57,600
#03LEBRON5	9/13/2021	85,000	850	9,323	638	74,190
#METEORITE	9/30/2021	350,000	3,500	68,645	2,625	275,230
#SLASH	9/30/2021	65,000	650	13,250	500	50,600
#00BRADY2	10/7/2021	325,000	3,250	5,160	2,438	314,153
#89TMNT	10/7/2021	22,000	220	633	500	20,647
#NESWWF	10/7/2021	18,000	180	1,635	500	15,685
#PUNK9670	10/7/2021	72,000	720	8,040	540	62,700
#18ALLEN	10/12/2021	36,000	360	2,040	500	33,100
#CASTLEII	10/12/2021	18,000	180	1,635	500	15,685
#36OWENS	10/12/2021	25,000	250	2,603	500	21,647
#BAYC601	10/12/2021	165,000	1,650	17,686	1,238	144,426
#60MANTLE	10/20/2021	850,000	8,500	34,525	6,375	800,600
#PUNK8103	10/20/2021	559,800	5,598	49,404	4,199	500,600
#GHOST1	10/20/2021	14,000	140	1,199	500	12,161
#BROSGRIMM	10/26/2021	135,000	1,350	19,304	1,013	113,333
#HENDERSON	10/26/2021	135,000	1,350	-	1,013	132,638
#KIRBY	10/26/2021	60,000	600	8,215	500	50,685
#03RONALDO	10/26/2021	175,000	1,750	14,556	1,313	157,381
#HONUS2	10/26/2021	100,000	1,000	11,944	750	86,306
#MARX	11/3/2021	120,000	1,200	12,200	900	105,700
#09HARDEN	11/3/2021	26,000	260	1,484	500	23,756
#MEEB15511	11/3/2021	75,000	750	5,405	563	68,282
#90BATMAN	11/3/2021	59,000	590	7,225	500	50,685
#93JETER	11/9/2021	16,000	160	-	500	15,340
#SIMPSONS1	11/9/2021	18,500	185	2,130	500	15,685
#SPIDER129	11/9/2021	40,000	400	2,454	500	36,646
#NESDK3	11/9/2021	114,000	1,140	11,320	855	100,685
#BAYC7359	11/10/2021	190,000	1,900	20,773	1,425	165,902
#CURIO10	11/15/2021	75,000	750	5,868	563	67,819
#WILDTHING	11/15/2021	18,000	180	1,573	500	15,747
#1776	11/26/2021	2,000,000	20,000	507,945	15,000	1,457,055
#98JORDAN2	11/30/2021	330,000	3,300	34,427	2,475	289,798
#MACALLAN1	11/30/2021	13,250	133	104	500	12,514
#BAYC9159	12/8/2021	195,000	1,950	2,488	1,463	189,100
#FANTASY7	12/8/2021	40,000	400	3,468	500	35,632
#SURFER4	12/14/2021	80,000	800	10,800	600	67,800
#OHTANI1	12/14/2021	90,000	900	6,919	675	81,506
#OHTANI2	12/14/2021	73,000	730	6,123	548	65,600
#WILT100	12/14/2021	115,000	1,150	12,349	863	100,638
#PENGUIN	12/14/2021	60,000	600	6,019	500	52,881
#KARUIZAWA	12/14/2021	65,000	650	5,382	500	58,468

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Membership Contribution and Uses at Closing as of the end of the Current Period
Applicable Series	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Total
#KOMBAT	12/14/2021	90,000	900	8,267	675	80,158
#APPLELISA	12/22/2021	110,000	1,100	11,488	825	96,587
#98MANNING	12/22/2021	22,000	220	1,642	500	19,638
#GIJOE	12/22/2021	45,000	450	5,755	500	38,295
#BEATLES1	12/22/2021	24,000	240	1,821	500	21,439
#SQUIG5847	12/22/2021	66,000	660	8,100	500	56,740
#PACQUIAO	12/22/2021	17,000	170	1,548	500	14,782
#83JOBS	12/22/2021	75,000	750	5,621	563	68,066
#BATMAN181	12/22/2021	50,000	500	7,361	500	41,639
#HOBBIT	12/22/2021	80,000	800	9,150	600	69,450
#POPEYE	1/6/2022	110,000	1,100	17,443	825	90,632
#PUNK5883	1/6/2022	600,000	6,000	28,900	4,500	560,600
#HAMILTON1	1/10/2022	35,000	350	4,718	500	29,432
#OBIWAN	1/10/2022	12,000	120	749	500	10,631
#SMB2	1/10/2022	300,000	3,000	14,118	2,250	280,632
#GIANNIS2	1/18/2022	415,000	4,150	44,784	3,113	362,953
#86BONDS	1/27/2022	8,000	80	319	500	7,101
#IPADPROTO	1/27/2022	13,000	130	1,537	500	10,833
#MOBYDICK	1/28/2022	70,000	700	8,037	525	60,738
#03SERENA	1/28/2022	85,000	850	7,880	638	75,632
#BAYC4612	1/31/2022	700,000	7,000	27,150	5,250	660,600
#18OSAKA	2/3/2022	13,000	130	1,723	500	10,647
#05RODGERS	2/3/2022	56,000	560	4,340	500	50,600
#IROBOT	2/3/2022	8,000	80	1,688	500	5,732
#LEICAGOLD	2/3/2022	32,000	320	2,824	500	28,356
#FORTNITE	2/3/2022	16,000	160	1,464	500	13,876
#IOMMI	2/7/2022	65,000	650	13,250	500	50,600
#MARIO64	2/7/2022	125,000	1,250	20,090	937	102,723
#GWTW	3/2/2022	25,000	250	2,400	500	21,850
#NEWWORLD	3/2/2022	14,000	140	2,003	500	11,357
#JAWA	3/2/2022	27,000	270	535	500	25,695
#GWLETTER	3/2/2022	150,000	1,500	11,743	1,125	135,632
#MARIOKART	3/2/2022	75,000	750	6,964	562	66,724
#96KOBE2	3/3/2022	225,000	2,250	-	1,687	221,063
#SHOWCASE4	3/3/2022	77,000	770	7,601	577	68,051
#BAYC8827	3/3/2022	820,000	8,200	35,050	6,150	770,600
#15COBB	3/22/2022	77,000	770	5,052	578	70,601
#BRADBURY	3/22/2022	18,000	180	2,838	500	14,482
#MACALLAN2	3/22/2022	30,000	300	-	500	29,200
#BEATLES2	3/22/2022	25,000	250	1,483	500	22,767
#92TIGER	3/22/2022	70,000	700	4,018	525	64,757
#DOOD6921	3/22/2022	44,000	440	3,460	500	39,600
#HIRST1	3/22/2022	20,000	200	1,320	500	17,980
#GRIFFEY2	3/29/2022	15,500	155	543	500	14,302
#SKYWALKER	3/29/2022	17,500	175	1,856	500	14,969
#85GPK2	3/29/2022	25,000	250	754	500	23,496
#19HAALAND	3/29/2022	45,000	450	6,693	500	37,357
#MEGALODON	3/31/2022	600,000	6,000	135,930	4,500	453,570
#KELLER	4/8/2022	15,000	150	2,258	500	12,092
#GODFATHER	4/8/2022	13,000	130	946	500	11,424
#MAYC5750	4/20/2022	70,000	700	11,649	525	57,126
#SUPREMEPB	6/16/2022	60,000	600	3,248	500	55,652
#MJTICKET	6/16/2022	160,000	1,600	16,443	1,200	140,757
#COOLCAT	7/25/2022	20,000	200	700	500	18,600
#MACALLAN3	7/25/2022	20,500	205	-	500	19,795
#BLASTOISE	7/25/2022	250,000	2,500	28,713	1,875	216,912
#SUPERMAN6	8/1/2022	24,000	240	2,030	500	21,230
#MOONPASS	8/19/2022	6,500	65	388	500	5,547
#90FANTASY	10/3/2022	15,000	150	1,750	500	12,600
Total		$ 31,421,650	$ 314,218	$ 3,185,036	$ 284,386	$ 27,638,029

Note: represents Membership Contributions net of Brokerage Fee, Sourcing Fee and Custody Fee at the Closing of the Offering for respective Series.

(1): On August 24, 2022, the Company approved a forward split of the Membership Interests of Series #52MANTLE, at a ratio of 10-for-1. Membership Interest holders of record at the close of business on August 29, 2022 received nine additional Membership Interests for every

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Membership Interest held on that date. All Membership Interests and Membership Interests per share data provided herein gives effect to this Membership Interest split applied retroactively. As a result of the stock split, the terms of the Series #52MANTLE Offering were proportionally adjusted as of the start of trading on August 30, 2022 such that the total maximum of Series #52MANTLE Interests outstanding was increased to 10,000.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

8.Income taxes:

Each Series elected and qualified to be taxed as a corporation under the Internal Revenue Code of 1986 (the “Code”), and the Company intends that each future Series will elect and qualify, to be taxed as a corporation under the Code.  Each separate Series intends to be accounted for as described in ASC Topic 740, "Income Taxes," which requires an asset and liability approach to financial accounting and reporting for income taxes.  Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement. There were no uncertain tax positions as of the end of the Current Period.

The Company has elected to be taxed as a “disregarded entity” for federal income tax purposes and will not make any election or take any action that could cause it to be separately treated as an association taxable as a corporation under Subchapter C of the Code. Therefore, the Company is a pass-through entity and is not a tax paying entity for federal income tax purposes. Instead, the members are each liable for income tax on their respective shares of taxable income.

9.Earnings (loss) / income per membership Interest:

Upon completion of an Offering, each Series intends to comply with the accounting and disclosure requirements of ASC Topic 260, "Earnings per Share." For each Series, earnings (loss) / income per membership interest (“EPMI”) will be computed by dividing net (loss) / income for a particular Series by the weighted average number of outstanding Interests in that particular Series during the period.

10.Cryptocurrencies:

Cryptocurrencies held are accounted for as indefinite-lived intangible assets in accordance with ASC 350, Intangibles-Goodwill and Other. The Company has ownership of and control over our cryptocurrency and we use third-party custodial services to secure it. Cryptocurrencies are recorded at cost, net of any impairment losses incurred since acquisition. All cryptocurrency balances are presented in Other Assets on the balance sheet.

From time to time, the Company or certain Series that own and hold non-fungible tokens (“NFTs”) as assets may receive additional cryptocurrencies or NFTs from the NFT creator through “airdrops.” Airdrops are one-time occurrences, are at the discretion of NFT creators or other third parties, and are not in the normal course of operations of the Company or any Series. The Company or Series records these additional cryptocurrencies and NFTs received for free as Investment Income on its statement of operations upon receipt, and at an estimated fair value based on comparable cryptocurrencies and NFTs currently being traded in the open market at the time of receipt.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE C - RELATED PARTY TRANSACTIONS

Series Members

The managing member of the Company is the Manager. The Company will admit additional members to each of its Series through the Offerings of Interests in each Series. By purchasing an Interest in a Series of Interests, the Investor is admitted as a member of the Series and will be bound by the Operating Agreement. Under the Operating Agreement, each Investor grants a power of attorney to the Manager. The Operating Agreement provides the Manager with the ability to appoint officers and Advisory Board members.

Officer and Affiliate Loans

From time to time, affiliates of the Manager and their individual officers may make loans to the Company to facilitate the purchase of Underlying Assets prior to the Closing of a Series’ Offering.  It is anticipated that each of the loans and related interest will be paid by the Company through proceeds of the Offering associated with a Series. Because the Series will repay the Company and other parties, such as the Manager, the BOR and the Custodian and their respective affiliates, from the proceeds of a closed Offering, it is anticipated that no Series will bear the economic effects of any loan made to purchase another Underlying Asset. There were no loans from affiliates of the Manager or their individual officers during the Current Period and the Prior Period.

From time to time the Asset Manager, affiliates of the Manager or third-parties may make non-interest-bearing loans to the Company to acquire an Underlying Asset prior to the Closing of an Offering for the respective Series. In such cases, the respective Series would repay any such non-interest-bearing loans used to acquire its respective Underlying Asset with proceeds generated from the Closing of the Offering for Interests of such Series. No Series will have any obligation to repay a loan incurred by the Company to purchase an Underlying Asset for another Series.

During the Current Period, ownership of Underlying Assets with a total carrying value of $230,277 that were initially purchased by RSE Collection, LLC, a related entity, from third-party sellers were transferred to the Company. During the Current Period, ownership of Underlying assets with a total carrying value of $1,589,156 that were initially purchased by the Company, from third-party sellers, were transferred to a related entity, RSE Collection, LLC. Under the terms of the transfer agreement all rights, titles and interests along with any liabilities or obligations associated with these Underlying Assets were transferred to the Company and RSE Collection, LLC.

As of the end of the Current Period and Prior Period, amounts outstanding due to Manager and affiliates are shown as below:

Period	Due to the Manager and its Affiliates	Due from the Manager or its Affiliates
Current Period	$1,368,135	$500
Prior Period	$6,287,183	-

During the Current Period and Prior Period, the Company entered into agreements with an Advisory Board members to acquire Archive Assets, which are outlined in the table below.

Series	Agreement Type	Date of Agreement	Purchase Price	Percent Owned by Asset Seller on Close	Asset Seller
#17MAHOMES	Purchase Agreement	1/6/2021	$215,000.00	0%	Goldin Auctions (1)
#96KOBE	Upfront Purchase	1/30/2021	$67,200.00	0%	Goldin Auctions (1)
#05MJLJ	Purchase Agreement	1/12/2021	$72,000.00	0%	Goldin Auctions (1)
#07DURANT	Upfront Purchase	2/12/2021	$115,200.00	0%	Goldin Auctions (1)
#DIMAGGIO3	Purchase Agreement	1/28/2021	$415,000.00	50%	Goldin Auctions (1)
#09CURRY2	Upfront Purchase	1/30/2021	$451,200.00	0%	Goldin Auctions (1)
#58PELE3	Upfront Purchase	1/30/2021	$180,000.00	0%	Goldin Auctions (1)
#99MJRETRO	Upfront Purchase	3/10/2021	$43,200.00	0%	Goldin Auctions (1)
#86JORDAN2	Upfront Purchase	5/24/2021	$73,200.00	0%	Goldin Auctions (1)

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

#97KOBE	Upfront Purchase	5/24/2021	$57,600.00	0%	Goldin Auctions (1)
#81BIRD	Upfront Purchase	3/10/2021	$39,600.00	0%	Goldin Auctions (1)
#00BRADY2	Upfront Purchase	4/5/2021	$312,000.00	0%	Goldin Auctions (1)
#60MANTLE	Purchase Agreement	1/28/2021	$800,000.00	50%	Goldin Auctions (1)
#03RONALDO	Upfront Purchase	8/10/2021	$156,000.00	0%	Goldin Auctions (1)
#HONUS2	Upfront Purchase	8/10/2021	$85,200.00	0%	Goldin Auctions (1)
#09HARDEN	Upfront Purchase	5/24/2021	$22,800.00	0%	Goldin Auctions (1)
#98JORDAN2	Upfront Purchase	2/12/2021	$288,000.00	0%	Goldin Auctions (1)
#OHTANI1	Upfront Purchase	8/10/2021	$80,400.00	0%	Goldin Auctions (1)
#KOMBAT	Upfront Purchase	9/19/2021	$79,200.00	0%	Goldin Auctions (1)
#GIANNIS2	Upfront Purchase	3/10/2021	$360,000.00	0%	Goldin Auctions (1)
#96KOBE2	Upfront Purchase	4/6/2021	$240,000.00	0%	Goldin Auctions (1)
#90FANTASY	Upfront Purchase	2/24/2022	$12,000.00	0%	Goldin Auctions (1)
#66KOUFAX	Purchase Option Agreement	2/9/2022	$550,000.00	55%	Goldin Auctions (1)
#59BROWN	Upfront Purchase	3/10/2021	$205,200.00	0%	Goldin Auctions (1)
#96CHROME	Upfront Purchase	8/30/2021	$31,200.00	0%	Goldin Auctions (1)

(1)Ken Goldin, a member of the Advisory Board, is the Founder and Executive Chairman of Goldin Auctions.

During the Prior Period, the Company sold the following Archive Assets to a related party, outlined in the table below.

Series	Underlying Asset	Date of Sale Agreement	Proceeds from Sale	Carrying Value	Gain/(loss) on Sale	Corporate Level Taxes on Gain on Sale	Buyer
#APROAK	Audemars Piguet Royal Oak Jumbo A-Series Ref 5402	6/25/2021	$110,000	$72,500	$37,500	$7,214	Rally Holdings LLC

Sale of Manager Interests in Series during the Prior Period

On January 1, 2021, RSE Markets, Inc. entered into a Series Interest Purchase Agreement with a third-party and sold certain membership interests in RSE Archive, LLC Series that were held by RSE Markets, Inc.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE D –DEBT

On November 24, 2020 RSE Markets, Rally Holdings and the Company replaced its original 2019 $2.25 million demand note with a $10.0 million credit facility (the “CF”) with Upper90 Capital Management, LP. While the amounts borrowed under the CF were used to make purchases of Archive Assets to become Underlying Assets, neither the Company nor any Series was a borrower under the CF, neither was responsible for repayment of any amounts outstanding, and neither was jointly and severally liable under the CF. RSE Markets had drawn upon the CF on two separate times, November 24, 2020 and January 29, 2021 (each such date, the “Credit Date”). The CF had an interest rate of 15.00% per annum and a maturity date for each tranche of the earlier of (i) the two-year anniversary of the Credit Date of the respective tranche, and (ii) November 24, 2024 (or such earlier date on which the Loans became due and payable). The CF contained covenants and indemnification obligations that are customary for credit arrangements of this type. The Company could not use the CF to purchase intangible assets. As of December 31, 2022, RSE Markets paid back all amounts due under the CF and the CF was terminated.

NOTE E - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY

Overview of Revenues

No revenue models have been demonstrated at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time.

Overview of Costs and Expenses

The Company distinguishes costs and expenses between those related to the purchase of a particular Underlying Asset and Operating Expenses related to the management of such an Underlying Asset.

Fees and expenses related to the purchase of an Underlying Asset include, Acquisition Expenses. Other fees are incurred upon the Closing of an Offering and include Offering Expenses, Brokerage Fees, Custody Fees and Sourcing Fees.

Within Operating Expenses, the Company distinguishes between Operating Expenses incurred prior to the Closing of an Offering and those incurred after the Closing of an Offering. Although these pre- and post- Closing Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses) are similar in nature and are associated with a Series, pre-Closing Operating Expenses are borne by the Manager and are not expected to be reimbursed by the Company or the economic members. Post-Closing Operating Expenses are the responsibility of each Series of Interest and may be financed through (i) revenues generated by the Series or cash reserves at the Series or (ii) contributions made by the Manager, for which the Manager does not seek reimbursement or (iii) loans by the Manager, for which the Manager may charge a rate of interest or (iv) issuance of additional Interest in a Series (at the discretion of the Manager).

If the Operating Expenses of a particular Series exceed the amount of reserves retained by or revenues generated from the applicable Underlying Asset, the Manager or the Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to such Series, on which the Manager or the Asset Manager may impose a reasonable rate of interest, which shall not be lower than the Applicable Federal Rate (as defined in the Internal Revenue Code), and be entitled to reimbursement of such amount from future revenues generated by the applicable Underlying Asset (an “Operating Expenses Reimbursement Obligation”), or (c) cause additional Interests to be issued in the applicable Series in order to cover such additional amounts. In connection with the allocation of Operating Expenses to the various Series, the Manager will periodically (and no less than semiannually) review Series’ ability to pay their Operating Expenses. Based on that review, the Manager will determine the method by which such Operating Expenses will be paid, including whether any Operating Expenses Reimbursement Obligations will be incurred.

Allocation Methodology

Allocation of revenues and expenses and costs will be made amongst the various Series in accordance with the Manager's allocation policy. The Manager's allocation policy requires items that are related to a specific Series to be charged to that specific Series. Items not related to a specific Series will be allocated pro rata based upon the value of the Underlying Assets or the number of Underlying Assets, as stated in the Manager’s allocation policy and as determined by the Manager. The Manager may amend its allocation policy at its sole discretion from time to time.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE E - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY (CONTINUED)

Allocation Methodology or Description by Category

•Revenue: No revenue models have been demonstrated at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time.

•Offering Expenses: Offering Expenses, other than those related to the overall business of the Manager (as described in Note B – Summary of Significant Accounting Policies – Offering Expenses) are funded by the Manager and generally reimbursed through the Series proceeds upon the Closing of an Offering. Offering Expenses are charged to a specific Series.

•Acquisition Expenses: Acquisition Expenses (as described in Note B – Summary of Significant Accounting Policies – Capital Assets), are typically funded by the Manager, and reimbursed from the Series proceeds upon the Closing of an Offering. Unless, to the extent that certain Acquisition Expenses are anticipated prior to the Closing, but incurred after the Closing of an Offering, for example transportation fees, in which case, additional cash from the proceeds of the Offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the Closing of the Offering. Acquisition Expenses incurred are specific to and are capitalized into the cost of the Underlying Asset on the balance sheet of the Company and subsequently transferred to the Series upon Closing of the Offering for the Series Interests.

•Sourcing Fee / Losses: The Sourcing Fee is paid to the Manager from the Series proceeds upon the Closing of an Offering (as described in Note B – Summary of Significant Accounting Policies – Members’ Equity) and is charged to the specific Series. Losses incurred related to closed Offerings, due to shortfalls between proceeds from closed Offerings and costs incurred in relation to these Offerings are charged to the specific Series but are reimbursed by the Manager and accounted for as capital contributions to the Series (as described in Note B – Summary of Significant Accounting Policies – Capital Assets).

•Brokerage Fee: The Brokerage Fee is paid to the BOR from the Series proceeds upon the Closing of an Offering (as described in Note B – Summary of Significant Accounting Policies – Members’ Equity) and is charged to the specific Series.

•Custody Fee: The Custody Fee is paid to the Custodian from the Series proceeds upon the Closing of an Offering (as described in Note B – Summary of Significant Accounting Policies – Members’ Equity) and is charged to the specific Series.

•Operating Expenses: Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses), including storage, insurance, maintenance, marketing costs and other Series related Operating Expenses, are expensed as incurred:

oPre-Closing Operating Expenses are borne by the Manager and accounted for as capital contributions from the Manager to the Company and are not reimbursed.

oPost-Closing Operating Expenses are the responsibility of each individual Series.

oIf not directly charged to the Company or a Series, Operating Expenses are allocated as follows:

▪Insurance: based on the premium rate allocated by value of the Underlying Assets

▪Storage: based on the number of Underlying Assets in storage

▪Bookkeeping and Accounting Fees: allocated monthly across all closed Series Offerings

▪Transportation: based on the number of Underlying Assets transported

▪Marketing: based on the number of Underlying Assets marketed to potential Investors

oGains and Losses on Sale and Impairments are directly charged to the Company or a Series.

oWe expect each Series to incur Operating Expenses Reimbursement Obligations, or for the Manager or the Asset Manager to pay such Operating Expenses incurred and not seek reimbursement, to the extent such Series does not have sufficient reserves for such expenses.

•Investment Income: From time to time, Rally or a Series may receive income from other sources such as an NFT airdrop event or NFT conference, that are recognized as investment income. For Series that received the NFT airdrops, the Company put a vote to the underlying Investors on whether to hold or sell the airdropped asset. For Series that voted to sell, the Series sold the asset and distributed proceeds, net of income taxes to the Investors.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE F - FREE CASH FLOW DISTRIBUTIONS AND MANAGEMENT FEES

Any available Free Cash Flow (as described below) of a Series of Interests shall be applied in the following order of priority, at the discretion of the Manager:

i)First, to repay any amounts outstanding under Operating Expenses Reimbursement Obligations.

ii)Second, to create such reserves for that Series as the Manager deems necessary, in its sole discretion, to meet future Operating Expenses for that Series.

iii)Thereafter, to make distributions, at least 50% of which (as described below, net of corporate income taxes applicable to such Series of Interests) shall be distributed as dividends to Investors of a particular Series, and no more than 50% of which shall be distributed to the Asset Manager in payment of the Management Fee for that Series.

“Free Cash Flow” is defined as net income (as determined under GAAP) generated by any Series of Interests plus any change in net working capital and depreciation and amortization (and any other non-cash Operating Expenses) and less any capital expenditures related to the relevant Series.

As of the end of the Current Period and Prior Period, no distributions of Free Cash Flow or Management Fees were paid by the Company or in respect of any Series, except for those Series with sale of Underlying Assets that made distributions to their members and for those Series that receive incomes from other sources such as an NFT airdrop event or NFT conference, that are recognized as investment income. The Company and certain Series that held a specific NFT at a specific date received an airdrop of either cryptocurrency or an NFT. For Series that received the NFT airdrops, the Company put a non-binding vote to the underlying Investors on whether to hold or sell the airdropped asset. For Series that voted to sell, the Series sold the asset and distributed proceeds, net of income taxes to the Investors.

Success Fee:

Upon the sale of an Underlying Asset associated with a Series whose initial Offering commenced on or after January 1, 2023, if the Capital Proceeds, as defined in the Operating Agreement, are greater than an amount equal to 110% of the Offering Amount of the Series, as defined in the Operating Agreement, then the Asset Manager shall be entitled to be paid by the Series an amount (the “Success Fee”) calculated as follows:

•If the Capital Proceeds are equal to an amount greater than 110% of the Offering Amount of the related Series but less than or equal to 120% of the Offering Amount of such Series, then the Success Fee shall be an amount equal to 10% of the amount by which the Capital Proceeds exceed 110% of the Offering Amount; or

•If the Capital Proceeds are equal to an amount greater than 120% of the Offering Amount of the related Series, then the Success Fee shall be an amount equal to the sum of one percent (1%) of the Offering Amount plus twenty percent (20%) of the amount by which the Capital Proceeds exceed 120% of the Offering Amount.

The Asset Manager may, in its sole discretion, waive any or all of the Success Fee.  The Company has not yet commenced any new Offerings after December 31, 2022, and therefore no Series are currently subject to the Success Fee.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX

Each Series has elected and qualified to be taxed as a corporation under the Internal Revenue Code of 1986. The Company has elected to be treated as a disregarded entity.

No provision for income taxes for the Current Period and Prior Period have been recorded for any individual Series as all individual Series incurred net losses, except as disclosed below for Series that sold assets and for those Series that may receive income from other sources such as an NFT airdrop event or conference, that are recognized as investment income. Each individual Series records a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets primarily resulting from net operating losses will not be realized.  The Company’s net deferred tax assets are fully offset by a valuation allowance, (other than for the Series designated in the table below), and therefore, no tax benefit applicable to the loss for each individual Series for the Current Period and the Prior Period have been recognized. For each Series, net operating loss carryforwards incurred since inception, January 1, 2019, do not expire for federal income tax purposes.

The Series designated in the tables below have sold their primary operating asset during the Current Period and Prior Period. As a result, the Company has recorded a provision for income taxes as shown below:

Provision for income taxes on Series that have Asset Sales in the Current Period
Series #	#24RUTHBAT	#51MANTLE	#03LEBRON	#TOS39	#JUSTICE1	#51HOWE	#58PELE	#14KOBE	#17MAHOMES	#88JORDAN	#BATMAN1	#96JORDAN	#20HERBERT	Total
Income before provision for income taxes, gross	$ 19,385	$ 35,252	$ 30,886	$ 119,819	$ 34,429	$ 12,209	$ 1,042,872	$ 25,036	$ 134,810	$ 40,954	$ 34,400	$ 49,356	$ 25,804
Taxed at federal statutory rates	21%	21%	21%	21%	21%	21%	21%	21%	21%	21%	21%	21%	21%
Tax at statutory rate	$ 4,071	$ 7,403	$ 6,486	$ 25,162	$ 7,230	$ 2,564	$ 219,003	$ 5,258	$ 28,310	$ 8,600	$ 7,224	$ 10,365	$ 5,419
Other	39	203	101	98	105	101	141	82	39	7	129	11	15
Reversal of valuation allowance	(1,630)	(400)	(392)	(350)	(336)	(273)	(831)	(300)	(537)	(525)	(417)	(282)	(61)
Provision for income taxes	$ 2,480	$ 7,206	$ 6,195	$ 24,910	$ 6,999	$ 2,392	$ 218,313	$ 5,040	$ 27,812	$ 8,082	$ 6,937	$ 10,094	$ 5,373	$ 331,833

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Provision for income taxes on Series that have Investment Income in the Current Period
Series #	#BAYC601	#BAYC9159	#BAYC8827	#BAYC7359	#BAYC4612	#MAYC5750	Total
Income before provision for income taxes, gross	$ 87,621	$ 108,444	$ 87,707	$ 87,673	$ 87,652	$ 2,762
Taxed at effective tax rate	36.35%	36.35%	36.35%	36.35%	36.35%	36.35%
Tax at effective tax rate	$ 31,850	$ 39,419	$ 31,881	$ 31,869	$ 31,861	$ 1,004
Other	16	5	-	5	-	-
Reversal of valuation allowance	(16)	(5)	-	(10)	-	-
Provision for income taxes	$ 31,850	$ 39,420	$ 31,881	$ 31,864	$ 31,861	$ 1,004	$ 167,880

		Provision for income taxes on Series that had Asset Sales in the Prior Period
Series #	#58PELE2	#TMNT1	#AF15	#FANFOUR1	#XMEN1	#APROAK	#85MARIO	DAREDEV1	#SUPER14	#AVENGERS1	#THOR	#WOLVERINE	#LJKOBE	#HULK1	#86DK3	Total
Income before provision for income taxes, gross	$ 38,807	$ 40,430	$ 50,334	$ 25,315	$ 109,617	$ 36,539	$ 1,858,448	$ 11,827	$ 35,138	$ 73,667	$ 65,233	$ 14,368	$ 57,460	$ 28,200	$ 20,699
Taxed at federal and state statutory rates	21%	21%	21%	21%	21%	21%	21%	21%	21%	21%	21%	21%	21%	21%	21%
Tax at statutory rate	8,149	8,491	10,570	5,316	23,020	7,673	390,274	2,484	7,379	15,470	13,699	3,017	12,067	5,922	4,347
Other	(33)	49	51	50	50	50	51	56	46	140	22	13	62	50	39
Reversal of valuation allowance	(14)	(135)	(103)	(150)	-	(459)	(244)	(79)	(72)	-	-	-	-	(219)	-
Provision for income taxes	$ 8,102	$ 8,405	$ 10,518	$ 5,216	$ 23,070	$ 7,264	$ 390,081	$ 2,461	$ 7,353	$ 15,610	$ 13,721	$ 3,030	$ 12,129	$ 5,753	$ 4,386	$ 517,097

Reconciliation of the benefit for income taxes from continuing operations recorded in the consolidated statements of operations with the amounts computed at the statutory federal tax rates is shown below. The Company has elected to be treated as a disregarded entity; thus, for the Current Period and the Prior Period the only tax effected components of deferred tax assets and deferred tax liabilities related to closed Series.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Tax Provision / (Benefit) at Statutory Rate
	Current Period			Prior Period
Applicable Series	Federal Tax Provision / (Benefit) at Statutory Rate	Change in Valuation Allowance	Provision / (Benefit) for Income Taxes	Federal Tax Provision / (Benefit) at Statutory Rate	Change in Valuation Allowance	Provision / (Benefit) for Income Taxes
#52MANTLE	$ (406)	$ 406	$ -	$ (422)	$ 422	$ -
#71MAYS	(186)	186	-	(302)	302	-
#RLEXPEPSI	(208)	208	-	(200)	200	-
#10COBB	(150)	150	-	(267)	267	-
#POTTER	(302)	302	-	(218)	218	-
#TWOCITIES	(81)	81	-	(200)	200	-
#FROST	(81)	81	-	(198)	198	-
#BIRKINBLU	(151)	151	-	(305)	305	-
#SMURF	(120)	120	-	(225)	225	-
#70RLEX	(234)	234	-	(257)	257	-
#EINSTEIN	(81)	81	-	(212)	212	-
#HONUS	(1,379)	1,379	-	(1,191)	1,191	-
#75ALI	(170)	170	-	(285)	285	-
#88JORDAN	8,600	(525)	8,082	(232)	232	-
#BIRKINBOR	(181)	181	-	(294)	294	-
#33RUTH	(284)	284	-	(349)	349	-
#SPIDER1	(84)	84	-	(202)	202	-
#BATMAN3	(254)	254	-	(222)	222	-
#ULYSSES	(84)	84	-	(203)	203	-
#ROOSEVELT	(83)	83	-	(201)	201	-
#56MANTLE	(112)	112	-	(220)	220	-
#AGHOWL	(82)	82	-	(200)	200	-
#18ZION	(105)	105	-	(224)	224	-
#SNOOPY	(110)	110	-	(214)	214	-
#APOLLO11	(158)	158	-	(257)	257	-
#24RUTHBAT	4,071	(1,630)	2,480	(696)	696	-
#YOKO	(81)	81	-	(199)	199	-
#RUTHBALL1	(92)	92	-	(294)	294	-
#HIMALAYA	(429)	429	-	(488)	488	-
#38DIMAGGIO	(233)	233	-	(237)	237	-
#55CLEMENTE	(152)	152	-	(269)	269	-
#LOTR	(186)	186	-	(205)	205	-
#CATCHER	(81)	81	-	(199)	199	-
#BOND1	(173)	173	-	(208)	208	-
#SUPER21	(80)	80	-	(197)	197	-
#BATMAN1	7,224	(417)	6,937	(229)	229	-
#BIRKINTAN	(129)	129	-	(245)	245	-
#GMTBLACK1	(110)	110	-	(220)	220	-
#61JFK	(83)	83	-	(200)	200	-
#POKEMON1	(321)	321	-	(507)	507	-
#LINCOLN	(290)	290	-	(218)	218	-
#STARWARS1	(129)	129	-	(199)	199	-
#68MAYS	(143)	143	-	(261)	261	-
#56TEDWILL	(242)	242	-	(356)	356	-
#CAPTAIN3	(85)	85	-	(208)	208	-
#51MANTLE	7,403	(400)	7,206	(256)	256	-
#CHURCHILL	(220)	220	-	(197)	197	-
#SHKSPR4	(251)	251	-	(233)	233	-
#03KOBE	(168)	168	-	(302)	302	-
#03LEBRON	6,486	(392)	6,195	(265)	265	-
#03JORDAN	(146)	146	-	(281)	281	-
#39TEDWILL	(135)	135	-	(253)	253	-
#94JETER	(158)	158	-	(273)	273	-
#2020TOPPS	(280)	280	-	(392)	392	-
#TOS39	25,162	(350)	24,910	(239)	239	-
#05LATOUR	(64)	64	-	(174)	174	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Tax Provision / (Benefit) at Statutory Rate
	Current Period			Prior Period
Applicable Series	Federal Tax Provision / (Benefit) at Statutory Rate	Change in Valuation Allowance	Provision / (Benefit) for Income Taxes	Federal Tax Provision / (Benefit) at Statutory Rate	Change in Valuation Allowance	Provision / (Benefit) for Income Taxes
#16SCREAG	(90)	90	-	(200)	200	-
#14DRC	(104)	104	-	(214)	214	-
#86RICE	(130)	130	-	(237)	237	-
#57MANTLE	(110)	110	-	(214)	214	-
#FAUBOURG	(425)	425	-	(458)	458	-
#SOBLACK	(181)	181	-	(329)	329	-
#GATSBY	(324)	324	-	(264)	264	-
#93DAYTONA	(187)	187	-	(197)	197	-
#09TROUT	(646)	646	-	(643)	643	-
#57STARR	(94)	94	-	(214)	214	-
#03KOBE2	(121)	121	-	(257)	257	-
#JOBSMAC	(147)	147	-	(281)	281	-
#16PETRUS	(96)	96	-	(206)	206	-
#ALICE	(80)	80	-	(198)	198	-
#SPIDER10	(83)	83	-	(201)	201	-
#62MANTLE	(464)	464	-	(459)	459	-
#BATMAN6	(85)	85	-	(203)	203	-
#CLEMENTE2	(201)	201	-	(316)	316	-
#79STELLA	(238)	238	-	(315)	315	-
#TKAM	(86)	86	-	(205)	205	-
#DIMAGGIO2	(210)	210	-	(202)	202	-
#13BEAUX	(79)	79	-	(189)	189	-
#ANMLFARM	(80)	80	-	(198)	198	-
#NASA1	(741)	741	-	(692)	692	-
#00BRADY	(156)	156	-	(267)	267	-
#85NES	(131)	131	-	(245)	245	-
#JUSTICE1	7,230	(336)	6,999	(265)	265	-
#69KAREEM	(125)	125	-	(261)	261	-
#59JFK	(85)	85	-	(206)	206	-
#04LEBRON	(168)	168	-	(302)	302	-
#85JORDAN	(713)	713	-	(698)	698	-
#GOLDENEYE	(130)	130	-	(239)	239	-
#MOONSHOE	(344)	344	-	(497)	497	-
#03LEBRON2	(275)	275	-	(394)	394	-
#GRAPES	(87)	87	-	(206)	206	-
#34GEHRIG	(139)	139	-	(256)	256	-
#98KANGA	(590)	590	-	(494)	494	-
#06BRM	(73)	73	-	(183)	183	-
#DUNE	(291)	291	-	(198)	198	-
#86FLEER	(379)	379	-	(505)	505	-
#WILDGUN	(127)	127	-	(241)	241	-
#13GIANNIS	(118)	118	-	(253)	253	-
#04MESSI	(159)	159	-	(317)	317	-
#AVENGE57	(83)	83	-	(195)	195	-
#03TACHE	(129)	129	-	(260)	260	-
#99TMB2	(230)	230	-	(307)	307	-
#PUNCHOUT	(383)	383	-	(370)	370	-
#BULLSRING	(802)	802	-	(768)	768	-
#70AARON	(121)	121	-	(228)	228	-
#96CHARZRD	(1,859)	1,859	-	(314)	314	-
#01TIGER	(114)	114	-	(228)	228	-
#ICECLIMB	(222)	222	-	(345)	345	-
#09COBB	(139)	139	-	(249)	249	-
#51HOWE	2,564	(273)	2,392	(273)	273	-
#96JORDAN2	(186)	186	-	(322)	322	-
#JUNGLEBOX	(144)	144	-	(244)	244	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Tax Provision / (Benefit) at Statutory Rate
	Current Period				Prior Period
Applicable Series	Federal Tax Provision / (Benefit) at Statutory Rate	Change in Valuation Allowance	Provision / (Benefit) for Income Taxes	Federal Tax Provision / (Benefit) at Statutory Rate	Change in Valuation Allowance	Provision / (Benefit) for Income Taxes
#59FLASH	(95)	95	-	(202)	202	-
#FOSSILBOX	(115)	115	-	(218)	218	-
#POKEBLUE	(119)	119	-	(218)	218	-
#98GTA	(153)	153	-	(202)	202	-
#PICNIC	(176)	176	-	(316)	316	-
#DOMINOS	(191)	191	-	(167)	167	-
#58PELE	219,003	(831)	218,313	(831)	831	-
#09CURRY	(125)	125	-	(237)	237	-
#84JORDAN	(805)	805	-	(845)	845	-
#09BEAUX	(87)	87	-	(187)	187	-
#KEROUAC	(104)	104	-	(212)	212	-
#96JORDAN	10,365	(282)	10,094	(282)	282	-
#FEDERAL	(255)	255	-	(222)	222	-
#62BOND	(189)	189	-	(197)	197	-
#71TOPPS	(2,231)	2,231	-	(290)	290	-
#DEATON	(3,505)	3,505	-	(888)	888	-
#98ZELDA	(272)	272	-	(204)	204	-
#03JORDAN2	(152)	152	-	(229)	229	-
#91JORDAN	(230)	230	-	(317)	317	-
#79GRETZKY	(1,780)	1,780	-	(1,637)	1,637	-
#17DUJAC	(81)	81	-	(150)	150	-
#FAUBOURG2	(392)	392	-	(468)	468	-
#MOSASAUR	(457)	457	-	(549)	549	-
#92JORDAN	(152)	152	-	(237)	237	-
#14KOBE	5,258	(300)	5,040	(300)	300	-
#03LEBRON3	(572)	572	-	(580)	580	-
#95TOPSUN	(185)	185	-	(235)	235	-
#09TROUT2	(189)	189	-	(232)	232	-
#59BOND	(187)	187	-	(166)	166	-
#OPEECHEE	(9,431)	9,431	-	(655)	655	-
#ROCKETBOX	(133)	133	-	(182)	182	-
#94JORDAN	(238)	238	-	(301)	301	-
#18LUKA	(128)	128	-	(180)	180	-
#FANFOUR5	(100)	100	-	(144)	144	-
#16KOBE	(1,568)	1,568	-	(1,608)	1,608	-
#11BELAIR	(76)	76	-	(120)	120	-
#76PAYTON	(205)	205	-	(222)	222	-
#17MAHOMES	28,310	(537)	27,812	(537)	537	-
#85MJPROMO	(128)	128	-	(181)	181	-
#96KOBE	(5,256)	5,256	-	(259)	259	-
#99CHARZRD	(1,014)	1,014	-	(688)	688	-
#68RYAN	(201)	201	-	(228)	228	-
#MARADONA	(171)	171	-	(141)	141	-
#POKEYELOW	(4,631)	4,631	-	(200)	200	-
#POKELUGIA	(4,247)	4,247	-	(290)	290	-
#VANHALEN	(206)	206	-	(158)	158	-
#48JACKIE	(838)	838	-	(811)	811	-
#05MJLJ	(230)	230	-	(192)	192	-
#81MONTANA	(275)	275	-	(172)	172	-
#00MOUTON	(81)	81	-	(53)	53	-
#07DURANT	(3,440)	3,440	-	(255)	255	-
#56AARON	(172)	172	-	(119)	119	-
#85LEMIEUX	(238)	238	-	(191)	191	-
#87JORDAN	(170)	170	-	(131)	131	-
#AC23	(85)	85	-	(60)	60	-
#APPLE1	(1,556)	1,556	-	(854)	854	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Tax Provision / (Benefit) at Statutory Rate
	Current Period				Prior Period
Applicable Series	Federal Tax Provision / (Benefit) at Statutory Rate	Change in Valuation Allowance	Provision / (Benefit) for Income Taxes	Federal Tax Provision / (Benefit) at Statutory Rate	Change in Valuation Allowance	Provision / (Benefit) for Income Taxes
#GWLOTTO	(85)	85	-	(62)	62	-
#GYMBOX	(108)	108	-	(79)	79	-
#HUCKFINN	(83)	83	-	(58)	58	-
#NEOBOX	(164)	164	-	(128)	128	-
#NEWTON	(156)	156	-	(169)	169	-
#NICKLAUS1	(149)	149	-	(117)	117	-
#POKEMON2	(899)	899	-	(747)	747	-
#POKERED	(212)	212	-	(113)	113	-
#RIVIERA	(106)	106	-	(84)	84	-
#SMB3	(173)	173	-	(93)	93	-
#WALDEN	(83)	83	-	(58)	58	-
#WZRDOFOZ	(106)	106	-	(82)	82	-
#60ALI	(510)	510	-	(381)	381	-
#TORNEK	(328)	328	-	(361)	361	-
#DIMAGGIO3	(1,047)	1,047	-	(951)	951	-
#POKEMON3	(1,355)	1,355	-	(79)	79	-
#58PELE3	(589)	589	-	(371)	371	-
#09CURRY2	(1,126)	1,126	-	(861)	861	-
#85ERVING	(154)	154	-	(73)	73	-
#80ALI	(203)	203	-	(142)	142	-
#BATMAN2	(255)	255	-	(68)	68	-
#FLASH123	(1,177)	1,177	-	(52)	52	-
#99MJRETRO	(167)	167	-	(113)	113	-
#85GPK	(114)	114	-	(78)	78	-
#IPOD	(121)	121	-	(90)	90	-
#HGWELLS	(90)	90	-	(49)	49	-
#85JORDAN2	(552)	552	-	(499)	499	-
#66ORR	(253)	253	-	(217)	217	-
#CONGRESS	(112)	112	-	(76)	76	-
#GRIFFEYJR	(139)	139	-	(91)	91	-
#01HALO	(106)	106	-	(67)	67	-
#87ZELDA	(613)	613	-	(197)	197	-
#EINSTEIN2	(99)	99	-	(61)	61	-
#SANTANA	(207)	207	-	(61)	61	-
#01TIGER2	(109)	109	-	(72)	72	-
#86JORDAN2	(228)	228	-	(127)	127	-
#TOPPSTRIO	(232)	232	-	(171)	171	-
#81BIRD	(159)	159	-	(99)	99	-
#97KOBE	(196)	196	-	(101)	101	-
#XMEN94	(277)	277	-	(48)	48	-
#09RBLEROY	(156)	156	-	(59)	59	-
#04MESSI2	(170)	170	-	(88)	88	-
#THEROCK	(123)	123	-	(53)	53	-
#XLXMEN1	(315)	315	-	(44)	44	-
#03LEBRON5	(285)	285	-	(191)	191	-
#METEORITE	(457)	457	-	(285)	285	-
#SLASH	(91)	91	-	(36)	36	-
#00BRADY2	(13,509)	13,509	-	(331)	331	-
#89TMNT	(119)	119	-	(63)	63	-
#NESWWF	(108)	108	-	(39)	39	-
#PUNK9670	(57)	57	-	(18)	18	-
#18ALLEN	(152)	152	-	(56)	56	-
#CASTLEII	(248)	248	-	(38)	38	-
#36OWENS	(119)	119	-	(61)	61	-
#BAYC601	31,850	(16)	31,850	(16)	16	-
#60MANTLE	(1,732)	1,732	-	(1,484)	1,484	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Tax Provision / (Benefit) at Statutory Rate
	Current Period				Prior Period
Applicable Series	Federal Tax Provision / (Benefit) at Statutory Rate	Change in Valuation Allowance	Provision / (Benefit) for Income Taxes	Federal Tax Provision / (Benefit) at Statutory Rate	Change in Valuation Allowance	Provision / (Benefit) for Income Taxes
#PUNK8103	(57)	57	-	(15)	15	-
#GHOST1	(81)	81	-	(21)	21	-
#BROSGRIMM	(116)	116	-	(61)	61	-
#HENDERSON	(449)	449	-	(329)	329	-
#KIRBY	(181)	181	-	(52)	52	-
#20HERBERT	5,419	(61)	5,373	(61)	61	-
#03RONALDO	(399)	399	-	(131)	131	-
#HONUS2	(253)	253	-	(79)	79	-
#MARX	(110)	110	-	(50)	50	-
#09HARDEN	(125)	125	-	(41)	41	-
#MEEB15511	(57)	57	-	(12)	12	-
#90BATMAN	(5,137)	5,137	-	(50)	50	-
#93JETER	(146)	146	-	(68)	68	-
#SIMPSONS1	(108)	108	-	(24)	24	-
#SPIDER129	(89)	89	-	(22)	22	-
#NESDK3	(424)	424	-	(87)	87	-
#BAYC7359	31,869	(10)	31,864	(10)	10	-
#CURIO10	(57)	57	-	(9)	9	-
#WILDTHING	(82)	82	-	(17)	17	-
#1776	(672)	672	-	(639)	639	-
#98JORDAN2	(671)	671	-	(512)	512	-
#MACALLAN1	(69)	69	-	(122)	122	-
#BAYC9159	39,419	(5)	39,420	(5)	5	-
#FANTASY7	(372)	372	-	(43)	43	-
#SURFER4	(98)	98	-	(11)	11	-
#OHTANI1	(243)	243	-	(63)	63	-
#OHTANI2	(211)	211	-	(54)	54	-
#WILT100	(284)	284	-	(77)	77	-
#PENGUIN	(94)	94	-	(10)	10	-
#KARUIZAWA	(116)	116	-	(130)	130	-
#KOMBAT	(325)	325	-	(44)	44	-
#APPLELISA	(215)	215	-	(46)	46	-
#98MANNING	(117)	117	-	(14)	14	-
#GIJOE	(155)	155	-	(19)	19	-
#BEATLES1	(241)	241	-	(22)	22	-
#SQUIG5847	(57)	57	-	(2)	2	-
#PACQUIAO	(107)	107	-	(9)	9	-
#83JOBS	(528)	528	-	(65)	65	-
#BATMAN181	(191)	191	-	(6)	6	-
#HOBBIT	(115)	115	-	(69)	69	-
#POPEYE	(304)	304	-	-	-	-
#PUNK5883	(56)	56	-	-	-	-
#HAMILTON1	(184)	184	-	-	-	-
#OBIWAN	(185)	185	-	-	-	-
#SMB2	(987)	987	-	-	-	-
#GIANNIS2	(816)	816	-	-	-	-
#86BONDS	(86)	86	-	-	-	-
#IPADPROTO	(94)	94	-	-	-	-
#MOBYDICK	(97)	97	-	-	-	-
#03SERENA	(233)	233	-	-	-	-
#BAYC4612	31,861	-	31,861	-	-	-
#18OSAKA	(89)	89	-	-	-	-
#05RODGERS	(167)	167	-	-	-	-
#IROBOT	(72)	72	-	-	-	-
#LEICAGOLD	(278)	278	-	-	-	-
#FORTNITE	(144)	144	-	-	-	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Tax Provision / (Benefit) at Statutory Rate
	Current Period				Prior Period
Applicable Series	Federal Tax Provision / (Benefit) at Statutory Rate	Change in Valuation Allowance	Provision / (Benefit) for Income Taxes	Federal Tax Provision / (Benefit) at Statutory Rate	Change in Valuation Allowance	Provision / (Benefit) for Income Taxes
#IOMMI	(80)	80	-	-	-	-
#MARIO64	(314)	314	-	-	-	-
#GWTW	(69)	69	-	-	-	-
#NEWWORLD	(67)	67	-	-	-	-
#JAWA	(118)	118	-	-	-	-
#GWLETTER	(106)	106	-	-	-	-
#MARIOKART	(248)	248	-	-	-	-
#96KOBE2	(554)	554	-	-	-	-
#SHOWCASE4	(84)	84	-	-	-	-
#BAYC8827	31,881	-	31,881	-	-	-
#15COBB	(181)	181	-	-	-	-
#BRADBURY	(65)	65	-	-	-	-
#MACALLAN2	(81)	81	-	-	-	-
#BEATLES2	(101)	101	-	-	-	-
#92TIGER	(156)	156	-	-	-	-
#DOOD6921	(44)	44	-	-	-	-
#HIRST1	(166)	166	-	-	-	-
#GRIFFEY2	(88)	88	-	-	-	-
#SKYWALKER	(167)	167	-	-	-	-
#85GPK2	(95)	95	-	-	-	-
#19HAALAND	(109)	109	-	-	-	-
#MEGALODON	(734)	734	-	-	-	-
#KELLER	(58)	58	-	-	-	-
#GODFATHER	(141)	141	-	-	-	-
#MAYC5750	1,004	-	1,004	-	-	-
#SUPREMEPB	(215)	215	-	-	-	-
#MJTICKET	(197)	197	-	-	-	-
#COOLCAT	(31)	31	-	-	-	-
#BLASTOISE	(259)	259	-	-	-	-
#MACALLAN3	(33)	33	-	-	-	-
#SUPERMAN6	(35)	35	-	-	-	-
#MOONPASS	(29)	29	-	-	-	-
#90FANTASY	(171)	171	-	-	-	-
#58PELE2	-	-	-	-	-	8,102
#TMNT1	-	-	-	-	-	8,405
#AF15	-	-	-	-	-	10,518
#FANFOUR1	-	-	-	-	-	5,216
#XMEN1	-	-	-	-	-	23,070
#APROAK	-	-	-	-	-	7,264
#85MARIO	-	-	-	-	-	390,081
#DAREDEV1	-	-	-	-	-	2,461
#SUPER14	-	-	-	-	-	7,353
#AVENGERS1	-	-	-	-	-	15,610
#THOR	-	-	-	-	-	13,721
#WOLVERINE	-	-	-	-	-	3,030
#LJKOBE	-	-	-	-	-	12,129
#HULK1	-	-	-	-	-	5,753
#86DK3	-	-	-	-	-	4,386

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Total	$382,489	$116,126	$499,713	$(65,680)	$65,680	$$517,097

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX (CONTINUED)

Tax effected components of deferred tax assets and deferred tax liabilities at the end of the Current Period and the Prior Period, consisting of net operating losses, were as follows:

Federal Loss Carry-forward
	Current Period				Prior Period
Applicable Series	Federal Loss Carry-forward	Valuation Allowance	Net Deferred Tax Asset	Federal Loss Carry-forward	Valuation Allowance	-
#52MANTLE	$ (1,531)	$ 1,531	$ -	$ (1,125)	$ 1,125	$ -
#71MAYS	(941)	941	-	(755)	755	-
#RLEXPEPSI	(751)	751	-	(543)	543	-
#10COBB	(808)	808	-	(659)	659	-
#POTTER	(872)	872	-	(570)	570	-
#TWOCITIES	(575)	575	-	(494)	494	-
#FROST	(570)	570	-	(489)	489	-
#BIRKINBLU	(896)	896	-	(745)	745	-
#SMURF	(742)	742	-	(623)	623	-
#70RLEX	(811)	811	-	(577)	577	-
#EINSTEIN	(571)	571	-	(490)	490	-
#HONUS	(4,320)	4,320	-	(2,940)	2,940	-
#75ALI	(864)	864	-	(694)	694	-
#88JORDAN	-	-	-	(525)	525	-
#BIRKINBOR	(842)	842	-	(661)	661	-
#33RUTH	(1,064)	1,064	-	(780)	780	-
#SPIDER1	(516)	516	-	(432)	432	-
#BATMAN3	(768)	768	-	(513)	513	-
#ULYSSES	(506)	506	-	(421)	421	-
#ROOSEVELT	(499)	499	-	(416)	416	-
#56MANTLE	(562)	562	-	(450)	450	-
#AGHOWL	(496)	496	-	(414)	414	-
#18ZION	(544)	544	-	(439)	439	-
#SNOOPY	(553)	553	-	(442)	442	-
#APOLLO11	(643)	643	-	(485)	485	-
#24RUTHBAT	-	-	-	(1,630)	1,630	-
#YOKO	(448)	448	-	(366)	366	-
#RUTHBALL1	(601)	601	-	(509)	509	-
#HIMALAYA	(1,469)	1,469	-	(1,040)	1,040	-
#38DIMAGGIO	(661)	661	-	(428)	428	-
#55CLEMENTE	(648)	648	-	(496)	496	-
#LOTR	(554)	554	-	(368)	368	-
#CATCHER	(430)	430	-	(349)	349	-
#BOND1	(553)	553	-	(380)	380	-
#SUPER21	(417)	417	-	(338)	338	-
#BATMAN1	-	-	-	(417)	417	-
#BIRKINTAN	(542)	542	-	(413)	413	-
#GMTBLACK1	(523)	523	-	(412)	412	-
#61JFK	(413)	413	-	(330)	330	-
#POKEMON1	(1,127)	1,127	-	(807)	807	-
#LINCOLN	(659)	659	-	(369)	369	-
#STARWARS1	(450)	450	-	(321)	321	-
#68MAYS	(557)	557	-	(413)	413	-
#56TEDWILL	(813)	813	-	(570)	570	-
#CAPTAIN3	(421)	421	-	(337)	337	-
#51MANTLE	-	-	-	(400)	400	-
#CHURCHILL	(523)	523	-	(303)	303	-
#SHKSPR4	(660)	660	-	(410)	410	-
#03KOBE	(618)	618	-	(450)	450	-
#03LEBRON	-	-	-	(392)	392	-
#03JORDAN	(564)	564	-	(418)	418	-
#39TEDWILL	(510)	510	-	(376)	376	-
#94JETER	(568)	568	-	(410)	410	-
#2020TOPPS	(855)	855	-	(576)	576	-
#TOS39	-	-	-	(350)	350	-
#05LATOUR	(354)	354	-	(290)	290	-
#16SCREAG	(424)	424	-	(335)	335	-
#14DRC	(464)	464	-	(360)	360	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Loss Carry-forward
	Current Period				Prior Period
Applicable Series	Federal Loss Carry-forward	Valuation Allowance	Net Deferred Tax Asset	Federal Loss Carry-forward	Valuation Allowance	-
#86RICE	(465)	465	-	(335)	335	-
#57MANTLE	(403)	403	-	(292)	292	-
#FAUBOURG	(1,177)	1,177	-	(751)	751	-
#SOBLACK	(688)	688	-	(507)	507	-
#GATSBY	(734)	734	-	(410)	410	-
#93DAYTONA	(482)	482	-	(295)	295	-
#09TROUT	(1,561)	1,561	-	(915)	915	-
#57STARR	(375)	375	-	(281)	281	-
#03KOBE2	(441)	441	-	(320)	320	-
#JOBSMAC	(510)	510	-	(363)	363	-
#16PETRUS	(373)	373	-	(277)	277	-
#ALICE	(322)	322	-	(242)	242	-
#SPIDER10	(329)	329	-	(246)	246	-
#62MANTLE	(1,120)	1,120	-	(656)	656	-
#BATMAN6	(338)	338	-	(253)	253	-
#CLEMENTE2	(614)	614	-	(413)	413	-
#79STELLA	(642)	642	-	(404)	404	-
#TKAM	(337)	337	-	(251)	251	-
#DIMAGGIO2	(451)	451	-	(241)	241	-
#13BEAUX	(305)	305	-	(226)	226	-
#ANMLFARM	(310)	310	-	(230)	230	-
#NASA1	(1,662)	1,662	-	(922)	922	-
#00BRADY	(461)	461	-	(305)	305	-
#85NES	(414)	414	-	(282)	282	-
#JUSTICE1	-	-	-	(336)	336	-
#69KAREEM	(414)	414	-	(289)	289	-
#59JFK	(314)	314	-	(229)	229	-
#04LEBRON	(515)	515	-	(347)	347	-
#85JORDAN	(1,547)	1,547	-	(834)	834	-
#GOLDENEYE	(395)	395	-	(264)	264	-
#MOONSHOE	(923)	923	-	(580)	580	-
#03LEBRON2	(719)	719	-	(444)	444	-
#GRAPES	(313)	313	-	(226)	226	-
#34GEHRIG	(421)	421	-	(283)	283	-
#98KANGA	(1,152)	1,152	-	(561)	561	-
#06BRM	(275)	275	-	(203)	203	-
#DUNE	(500)	500	-	(208)	208	-
#86FLEER	(935)	935	-	(555)	555	-
#WILDGUN	(389)	389	-	(262)	262	-
#13GIANNIS	(371)	371	-	(253)	253	-
#04MESSI	(477)	477	-	(317)	317	-
#AVENGE57	(278)	278	-	(195)	195	-
#03TACHE	(389)	389	-	(260)	260	-
#99TMB2	(537)	537	-	(307)	307	-
#PUNCHOUT	(753)	753	-	(370)	370	-
#BULLSRING	(1,570)	1,570	-	(768)	768	-
#70AARON	(349)	349	-	(228)	228	-
#96CHARZRD	(2,174)	2,174	-	(314)	314	-
#01TIGER	(342)	342	-	(228)	228	-
#ICECLIMB	(567)	567	-	(345)	345	-
#09COBB	(388)	388	-	(249)	249	-
#51HOWE	-	-	-	(273)	273	-
#96JORDAN2	(507)	507	-	(322)	322	-
#JUNGLEBOX	(388)	388	-	(244)	244	-
#59FLASH	(297)	297	-	(202)	202	-
#FOSSILBOX	(332)	332	-	(218)	218	-
#POKEBLUE	(337)	337	-	(218)	218	-
#98GTA	(355)	355	-	(202)	202	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Loss Carry-forward
		Current Period			Prior Period
Applicable Series	Federal Loss Carry-forward	Valuation Allowance	Net Deferred Tax Asset	Federal Loss Carry-forward	Valuation Allowance	-
#PICNIC	(492)	492	-	(316)	316	-
#DOMINOS	(358)	358	-	(167)	167	-
#58PELE	-	-	-	(831)	831	-
#09CURRY	(361)	361	-	(237)	237	-
#84JORDAN	(1,651)	1,651	-	(845)	845	-
#09BEAUX	(274)	274	-	(187)	187	-
#KEROUAC	(315)	315	-	(212)	212	-
#96JORDAN	-	-	-	(282)	282	-
#FEDERAL	(477)	477	-	(222)	222	-
#62BOND	(386)	386	-	(197)	197	-
#71TOPPS	(2,520)	2,520	-	(290)	290	-
#DEATON	(4,393)	4,393	-	(888)	888	-
#98ZELDA	(477)	477	-	(204)	204	-
#03JORDAN2	(381)	381	-	(229)	229	-
#91JORDAN	(547)	547	-	(317)	317	-
#79GRETZKY	(3,418)	3,418	-	(1,637)	1,637	-
#17DUJAC	(230)	230	-	(150)	150	-
#FAUBOURG2	(861)	861	-	(468)	468	-
#MOSASAUR	(1,007)	1,007	-	(549)	549	-
#92JORDAN	(389)	389	-	(237)	237	-
#14KOBE	-	-	-	(300)	300	-
#03LEBRON3	(1,152)	1,152	-	(580)	580	-
#95TOPSUN	(420)	420	-	(235)	235	-
#09TROUT2	(421)	421	-	(232)	232	-
#59BOND	(352)	352	-	(166)	166	-
#OPEECHEE	(10,086)	10,086	-	(655)	655	-
#ROCKETBOX	(316)	316	-	(182)	182	-
#94JORDAN	(539)	539	-	(301)	301	-
#18LUKA	(308)	308	-	(180)	180	-
#FANFOUR5	(244)	244	-	(144)	144	-
#16KOBE	(3,176)	3,176	-	(1,608)	1,608	-
#11BELAIR	(197)	197	-	(120)	120	-
#76PAYTON	(427)	427	-	(222)	222	-
#17MAHOMES	-	-	-	(537)	537	-
#85MJPROMO	(309)	309	-	(181)	181	-
#96KOBE	(5,515)	5,515	-	(259)	259	-
#99CHARZRD	(1,702)	1,702	-	(688)	688	-
#68RYAN	(430)	430	-	(228)	228	-
#MARADONA	(312)	312	-	(141)	141	-
#POKEYELOW	(4,832)	4,832	-	(200)	200	-
#POKELUGIA	(4,536)	4,536	-	(290)	290	-
#VANHALEN	(364)	364	-	(158)	158	-
#48JACKIE	(1,649)	1,649	-	(811)	811	-
#05MJLJ	(422)	422	-	(192)	192	-
#81MONTANA	(447)	447	-	(172)	172	-
#00MOUTON	(133)	133	-	(53)	53	-
#07DURANT	(3,695)	3,695	-	(255)	255	-
#56AARON	(291)	291	-	(119)	119	-
#85LEMIEUX	(430)	430	-	(191)	191	-
#87JORDAN	(301)	301	-	(131)	131	-
#AC23	(145)	145	-	(60)	60	-
#APPLE1	(2,410)	2,410	-	(854)	854	-
#GWLOTTO	(148)	148	-	(62)	62	-
#GYMBOX	(188)	188	-	(79)	79	-
#HUCKFINN	(142)	142	-	(58)	58	-
#NEOBOX	(292)	292	-	(128)	128	-
#NEWTON	(325)	325	-	(169)	169	-
#NICKLAUS1	(266)	266	-	(117)	117	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Loss Carry-forward
		Current Period			Prior Period
Applicable Series	Federal Loss Carry-forward	Valuation Allowance	Net Deferred Tax Asset	Federal Loss Carry-forward	Valuation Allowance	-
#POKEMON2	(1,647)	1,647	-	(747)	747	-
#POKERED	(326)	326	-	(113)	113	-
#RIVIERA	(189)	189	-	(84)	84	-
#SMB3	(265)	265	-	(93)	93	-
#WALDEN	(141)	141	-	(58)	58	-
#WZRDOFOZ	(188)	188	-	(82)	82	-
#60ALI	(891)	891	-	(381)	381	-
#TORNEK	(689)	689	-	(361)	361	-
#DIMAGGIO3	(1,998)	1,998	-	(951)	951	-
#POKEMON3	(1,435)	1,435	-	(79)	79	-
#58PELE3	(959)	959	-	(371)	371	-
#09CURRY2	(1,987)	1,987	-	(861)	861	-
#85ERVING	(227)	227	-	(73)	73	-
#80ALI	(344)	344	-	(142)	142	-
#BATMAN2	(322)	322	-	(68)	68	-
#FLASH123	(1,229)	1,229	-	(52)	52	-
#99MJRETRO	(279)	279	-	(113)	113	-
#85GPK	(192)	192	-	(78)	78	-
#IPOD	(210)	210	-	(90)	90	-
#HGWELLS	(139)	139	-	(49)	49	-
#85JORDAN2	(1,051)	1,051	-	(499)	499	-
#66ORR	(470)	470	-	(217)	217	-
#CONGRESS	(188)	188	-	(76)	76	-
#GRIFFEYJR	(231)	231	-	(91)	91	-
#01HALO	(173)	173	-	(67)	67	-
#87ZELDA	(810)	810	-	(197)	197	-
#EINSTEIN2	(160)	160	-	(61)	61	-
#SANTANA	(268)	268	-	(61)	61	-
#01TIGER2	(181)	181	-	(72)	72	-
#86JORDAN2	(355)	355	-	(127)	127	-
#TOPPSTRIO	(403)	403	-	(171)	171	-
#81BIRD	(258)	258	-	(99)	99	-
#97KOBE	(297)	297	-	(101)	101	-
#XMEN94	(324)	324	-	(48)	48	-
#09RBLEROY	(214)	214	-	(59)	59	-
#04MESSI2	(258)	258	-	(88)	88	-
#THEROCK	(177)	177	-	(53)	53	-
#XLXMEN1	(359)	359	-	(44)	44	-
#03LEBRON5	(476)	476	-	(191)	191	-
#METEORITE	(742)	742	-	(285)	285	-
#SLASH	(126)	126	-	(36)	36	-
#00BRADY2	(13,840)	13,840	-	(331)	331	-
#89TMNT	(182)	182	-	(63)	63	-
#NESWWF	(148)	148	-	(39)	39	-
#PUNK9670	(75)	75	-	(18)	18	-
#18ALLEN	(208)	208	-	(56)	56	-
#CASTLEII	(286)	286	-	(38)	38	-
#36OWENS	(180)	180	-	(61)	61	-
#BAYC601	-	-	-	(16)	16	-
#60MANTLE	(3,216)	3,216	-	(1,484)	1,484	-
#PUNK8103	(71)	71	-	(15)	15	-
#GHOST1	(102)	102	-	(21)	21	-
#BROSGRIMM	(178)	178	-	(61)	61	-
#HENDERSON	(777)	777	-	(329)	329	-
#KIRBY	(233)	233	-	(52)	52	-
#20HERBERT	-	-	-	(61)	61	-
#03RONALDO	(530)	530	-	(131)	131	-
#HONUS2	(333)	333	-	(79)	79	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Loss Carry-forward
		Current Period			Prior Period
Applicable Series	Federal Loss Carry-forward	Valuation Allowance	Net Deferred Tax Asset	Federal Loss Carry-forward	Valuation Allowance	-
#MARX	(160)	160	-	(50)	50	-
#09HARDEN	(166)	166	-	(41)	41	-
#MEEB15511	(68)	68	-	(12)	12	-
#90BATMAN	(5,186)	5,186	-	(50)	50	-
#93JETER	(213)	213	-	(68)	68	-
#SIMPSONS1	(132)	132	-	(24)	24	-
#SPIDER129	(111)	111	-	(22)	22	-
#NESDK3	(511)	511	-	(87)	87	-
#BAYC7359	-	-	-	(10)	10	-
#CURIO10	(66)	66	-	(9)	9	-
#WILDTHING	(99)	99	-	(17)	17	-
#1776	(1,311)	1,311	-	(639)	639	-
#98JORDAN2	(1,183)	1,183	-	(512)	512	-
#MACALLAN1	(191)	191	-	(122)	122	-
#BAYC9159	-	-	-	(5)	5	-
#FANTASY7	(415)	415	-	(43)	43	-
#SURFER4	(109)	109	-	(11)	11	-
#OHTANI1	(306)	306	-	(63)	63	-
#OHTANI2	(265)	265	-	(54)	54	-
#WILT100	(361)	361	-	(77)	77	-
#PENGUIN	(103)	103	-	(10)	10	-
#KARUIZAWA	(246)	246	-	(130)	130	-
#KOMBAT	(369)	369	-	(44)	44	-
#APPLELISA	(261)	261	-	(46)	46	-
#98MANNING	(130)	130	-	(14)	14	-
#GIJOE	(174)	174	-	(19)	19	-
#BEATLES1	(263)	263	-	(22)	22	-
#SQUIG5847	(59)	59	-	(2)	2	-
#PACQUIAO	(115)	115	-	(9)	9	-
#83JOBS	(593)	593	-	(65)	65	-
#BATMAN181	(198)	198	-	(6)	6	-
#HOBBIT	(184)	184	-	(69)	69	-
#POPEYE	(304)	304	-	-	-	-
#PUNK5883	(56)	56	-	-	-	-
#HAMILTON1	(184)	184	-	-	-	-
#OBIWAN	(185)	185	-	-	-	-
#SMB2	(987)	987	-	-	-	-
#GIANNIS2	(816)	816	-	-	-	-
#86BONDS	(86)	86	-	-	-	-
#IPADPROTO	(94)	94	-	-	-	-
#MOBYDICK	(97)	97	-	-	-	-
#03SERENA	(233)	233	-	-	-	-
#BAYC4612	-	-	-	-	-	-
#18OSAKA	(89)	89	-	-	-	-
#05RODGERS	(167)	167	-	-	-	-
#IROBOT	(72)	72	-	-	-	-
#LEICAGOLD	(278)	278	-	-	-	-
#FORTNITE	(144)	144	-	-	-	-
#IOMMI	(80)	80	-	-	-	-
#MARIO64	(314)	314	-	-	-	-
#GWTW	(69)	69	-	-	-	-
#NEWWORLD	(67)	67	-	-	-	-
#JAWA	(118)	118	-	-	-	-
#GWLETTER	(106)	106	-	-	-	-
#MARIOKART	(248)	248	-	-	-	-
#96KOBE2	(554)	554	-	-	-	-
#SHOWCASE4	(84)	84	-	-	-	-
#BAYC8827	-	-	-	-	-	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Federal Loss Carry-forward
		Current Period			Prior Period
Applicable Series	Federal Loss Carry-forward	Valuation Allowance	Net Deferred Tax Asset	Federal Loss Carry-forward	Valuation Allowance	-
#15COBB	(181)	181	-	-	-	-
#BRADBURY	(65)	65	-	-	-	-
#MACALLAN2	(81)	81	-	-	-	-
#BEATLES2	(101)	101	-	-	-	-
#92TIGER	(156)	156	-	-	-	-
#DOOD6921	(44)	44	-	-	-	-
#HIRST1	(166)	166	-	-	-	-
#GRIFFEY2	(88)	88	-	-	-	-
#SKYWALKER	(167)	167	-	-	-	-
#85GPK2	(95)	95	-	-	-	-
#19HAALAND	(109)	109	-	-	-	-
#MEGALODON	(734)	734	-	-	-	-
#KELLER	(58)	58	-	-	-	-
#GODFATHER	(141)	141	-	-	-	-
#MAYC5750	-	-	-	-	-	-
#SUPREMEPB	(215)	215	-	-	-	-
#MJTICKET	(197)	197	-	-	-	-
#COOLCAT	(31)	31	-	-	-	-
#BLASTOISE	(259)	259	-	-	-	-
#MACALLAN3	(33)	33	-	-	-	-
#SUPERMAN6	(35)	35	-	-	-	-
#MOONPASS	(29)	29	-	-	-	-
#90FANTASY	(171)	171	-	-	-	-
Total	$ (200,947)	$ 200,947	$ -	$ (84,815)	$ 84,815	$ -

Based on consideration of the available evidence including historical losses a valuation allowance has been recognized to offset deferred tax assets, as management was unable to conclude that realization of deferred tax assets were more likely than not.

Due to the change in ownership provisions of the Internal Revenue Code (“IRC”) Section 382, the availability of net operating loss carryforwards may be subject to annual limitations against taxable income in future periods, which could substantially limit the eventual utilization of such carryforwards. Based on the provisions of IRC Section 382, the Company believes it is highly unlikely any of the thresholds that would trigger an NOL limitation for any Series have occurred. The Company analyzes the ability for a Series to utilize NOL carryforwards at the time of an asset sale and to date, for all Series that have had an asset sale and utilized NOL carryforwards none of these NOL utilizations were subject to an IRC Section 382 limitation. The Company will continue to monitor for all Series any IRC Section 382 limitation in the future.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE H - CONTINGENCIES

Government Regulation

Claims arising out of actual or alleged violations of law, including certain matters currently under investigation by the Securities and Exchange Commission, could be asserted against the Company or its affiliates by individuals or governmental authorities and could expose the Company, its affiliates or each Series to significant damages or other penalties, including revocation or suspension of the licenses necessary to conduct business and fines.

Restriction on Sale of Series #HONUS

The following restrictions apply to the #HONUS Series, imposed by the Asset Seller who was Issued 53% of the Series Interests upon Closing of the Offering.

•Without the Company’s prior written consent (which may be withheld in the Company’s sole discretion), the Asset Seller will not, directly or indirectly, offer, pledge, sell, transfer, hypothecate, mortgage, grant or encumber, sell or grant any option, purchase any option, enter into any arrangement or contract to do any of the foregoing, or otherwise transfer, dispose or encumber the Asset Seller’s Equity Interest.

•Without the Asset Seller’s prior written consent, the Company will not sell the Underlying Asset within 36-months of the Closing.

•The Company will not sell the Underlying Asset for a purchase price of less than $1,900,000.00 without the Asset Seller’s prior written consent.

•For a 10-year period following the Closing, the Company (or our designee(s)) will have the right, exercisable at any time upon written notice to the Asset Seller, to repurchase from the Asset Seller the Asset Seller Equity Interest for a purchase price valuing the Series at no less than $1,900,000.00.  In the event the Company exercises this right, the Asset Seller will execute and deliver or cause to be executed and delivered to us such agreements or instruments as we may reasonably request, in order to facilitate such repurchase.

•If the Underlying Asset is sold within 5 years of the Closing, the Company will use commercially reasonable efforts to include as a condition in the sale agreement relating to such sale that purchaser of the Underlying Asset must lend the Underlying Asset to the Asset Seller for 60 days per calendar year for a 24-month period post-sale.  The Company will have no further obligation to the Asset Seller once the Company sells the Underlying Asset.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE I - SUBSEQUENT EVENTS

Subsequent Offerings

No Offerings have closed after the date of the financial statements through the date of this filing.

The Company expects to launch and close additional offerings throughout the remainder of the year and beyond.

Asset Dispositions Subsequent to the Current Period

Series	Underlying Asset	Date of Sale Agreement	Total Sale Price	Carrying Value	Gain on Sale / (Loss)	Corporate Level Taxes on Gain on Sale	Total Initial Offering Price / Per Interest	Total Distribution to Investors / Per Interests
#16KOBE	Four Signed Hardwood Panels from the Staples Center Basketball Court used during Kobe Bryant’s Farewell Game	1/20/2023	$800,000	$637,450	$162,550	$30,785	$800,000 / $8.00	$769,000 / $7.69
#CONTRA (1) (2)	1988 NES Contra Video Game graded Wata 9.6 A+	1/21/2023	$17,600	$17,600	$0	(1)	(1)	(1)
#49ROYCAMP (1) (3)	1949 Bowman #84 Roy Campanella Rookie Card graded PSA Mint 9	1/27/2023	$36,720	$36,720	$0	(1)	(1)	(1)
#03LEBRON6 (1) (4)	2003 Upper Deck SPX #151 LeBron James Jersey Autographed Rookie Card graded BGS Pristine 10	2/8/2023	$28,846	$28,846	$0	(1)	(1)	(1)
#MEGACRACK (1) (5)	2004 Panini Megacracks Third Edition Sealed Box Reviewed and Factory Sealed by BBCE	2/8/2023	$13,200	$13,200	$0	(1)	(1)	(1)
#MBAPPE (1) (6)	2016 Panini Soccer Corentin Jean Kylian Mbappe Rookie Card graded PSA GEM MT 10	1/4/2023	$5,170	$5,170	$0	(1)	(1)	(1)

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

#96CHROME (1) (7)	1996 Topps Chrome Basketball Factory Sealed Hobby Box with its Original Manufacturer’s Holographic Seal	2/8/2023	$22,550	$22,550	$0	(1)	(1)	(1)
#91WOLVRIN (1) (8)	1991 NES Wolverine Video Game graded WATA 9.8 A++	1/21/2023	$6,325	$6,325	$0	(1)	(1)	(1)
#92JORDAN	1992 Jordan Game Worn Air Jordan VII's	4/24/2023	$52,000	$36,000	$16,000	$2,863	$42,000 / $6.00	$49,138 / $7.01

(1)Underlying Asset was sold prior to any Offering.

(2)Impairment charge of $42,543 recorded at the end of the Current Period.

(3)Impairment charge of $6,180 recorded at the end of the Current Period.

(4)Impairment charge of $91,154 recorded at the end of the Current Period.

(5)Impairment charge of $60,800 recorded at the end of the Current Period.

(6)Impairment charge of $16,583 recorded at the end of the Current Period.

(7)Impairment charge of $8,868 recorded at the end of the Current Period.

(8)Impairment charge of $36,875 recorded at the end of the Current Period.

RSE ARCHIVE, LLC

EXHIBIT INDEX

Exhibit 2.1 – Certificate of Formation for RSE Archive, LLC (1)

Exhibit 2.2 – Third Amended and Restated Limited Liability Company Agreement for RSE Archive, LLC (11)

Exhibit 2.3 – Certificate of Formation for RSE Archive Manager, LLC (1)

Exhibit 2.4 – Amended and Restated Limited Liability Company Agreement for RSE Archive Manager, LLC (3)

Exhibit 3.1 – Form of Series Designation (2)

Exhibit 4.1 – Form of Subscription Agreement (6)

Exhibit 6.1 – Form of Asset Management Agreement (3)

Exhibit 6.2 – Amended and Restated Broker of Record Agreement (10)

Exhibit 6.3 – Amended and Restated Transfer Agent Agreement (9)

Exhibit 6.6 – Standard Form Bill of Sale (2)

Exhibit 6.7 – Standard Form Purchase Agreement (3)

Exhibit 6.8 – Standard Form of Purchase Option Agreement (4)

Exhibit 6.9 – Terms and Conditions Governing Purchase of Series #GHOST1 (5)

Exhibit 6.10 – Standard Form #2 Purchase Agreement (8)

Exhibit 6.11 – Standard Form #2 Purchase Option Agreement (8)

Exhibit 6.12 – NCPS PPEX ATS Company Agreement (7)

Exhibit 6.13 – Executing Broker Secondary Market Transactions Engagement Letter (7)

Exhibit 6.14 – Executing Broker Tools License Agreement (7)

Exhibit 6.15 – NCIT Software and Services License Agreement (7)

Exhibit 6.16 – Standard Form of Consignment Agreement (8)

Exhibit 6.17 – Form of Assignment and Assumption Agreement (10)

Exhibit 8.1 – Amended and Restated Subscription Escrow Agreement (10)

Exhibit 8.2 – Amended and Restated Custody Agreement with DriveWealth, LLC (9)

(1)Previously filed as an Exhibit to the Company’s Offering Statement 1, filed with the Commission on August 13, 2019

(2)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 20 to Offering Statement 1, filed with the Commission on May 6, 2021

(3)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 24 to Offering Statement 1, filed with the Commission on September 7, 2021

(4)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 25 to Offering Statement 1, filed with the Commission on September 10, 2021

(5)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 27 to Offering Statement 1, filed with the Commission on September 21, 2021

(6)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 33 to Offering Statement 1, filed with the Commission on October 25, 2021

(7)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 40 to Offering Statement 1, filed with the Commission on December 1, 2021

(8)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 45 to Offering Statement 1, filed with the Commission on January 19, 2022

(9)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 51 to Offering Statement 1, filed with the Commission on June 7, 2022

(10)Previously filed as an Exhibit to the Company’s Offering Statement 1, filed with the Commission on August 17, 2022.

(11)Previously filed as an Exhibit to the Company’s Form 1-U, filed with the Commission on January 11, 2023.

III-I

RSE ARCHIVE, LLC

SIGNATURES

Pursuant to the requirements of Regulation A, the issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RSE ARCHIVE, LLC

By: RSE Archive Manager, LLC, its managing member

 By: Rally Holdings LLC, its sole member

    By: RSE Markets, Inc., its sole member

By: /s/ Christopher J. Bruno

Name: Christopher J. Bruno

Title: Chief Executive Officer & President

Date: May 1, 2023

Pursuant to the requirements of Regulation A, this report has been signed by the following persons on behalf of the issuer and in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Christopher J. Bruno Name: Christopher J. Bruno	President, Chief Executive Officer and Director of RSE Markets, Inc. (Principal Executive Officer)	May 1, 2023

/s/ Maximilian F. Niederste-Ostholt Name: Maximilian F. Niederste-Ostholt	Chief Financial Officer of RSE Markets, Inc. (Principal Financial Officer)	May 1, 2023

RSE ARCHIVE MANAGER, LLC

By: Rally Holdings LLC, its managing member

By: RSE Markets, Inc., its sole member

By: /s/ Christopher J. Bruno

Name: Christopher J. Bruno

Title: Chief Executive Officer & President

	Managing Member	May 1, 2023